   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 19, 2003

                                              SECURITIES ACT FILE NO. 333-

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                   FORM N-14

                             REGISTRATION STATEMENT
                                   UNDER THE
                             SECURITIES ACT OF 1933

[ ]             Pre-Effective Amendment No. ____
[ ]             Post-Effective Amendment No. ____

                        (Check appropriate box or boxes)
                             ---------------------
                            VAN KAMPEN EQUITY TRUST
 (Exact Name of Registrant as Specified in Agreement and Declaration of Trust)

      1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555
                    (Address of Principal Executive Offices)

                        TELEPHONE NUMBER: (630) 684-6000
                        (Area Code and Telephone Number)

                           A. THOMAS SMITH III, ESQ.
                     MANAGING DIRECTOR AND GENERAL COUNSEL
                          VAN KAMPEN INVESTMENTS INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (212) 762-5260
                    (Name and Address of Agent for Service)
                             ---------------------
                                   COPIES TO:

                             WAYNE W. WHALEN, ESQ.
                            CHARLES B. TAYLOR, ESQ.
                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (312) 407-0700

     The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

     Title of securities being registered: common shares of beneficial interest, par value $0.01 per share. The Registrant has registered an indefinite number of its common shares of beneficial interest based on Section 24(f) of the Investment Company Act of 1940, as amended, and is in a continuous offering of such shares under an effective registration statement (File Nos. 33-8122 and 811-4805). No filing fee is due herewith because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

     This Registration Statement is organized as follows:

     -- Questions and Answers to Shareholders of Van Kampen Mid Cap Growth Fund

     -- Notice of Special Meeting of Shareholders of Van Kampen Mid Cap Growth
        Fund

     -- Prospectus/Proxy Statement regarding the proposed Reorganization of Van
        Kampen Mid Cap Growth Fund into Van Kampen Growth Fund

     -- Prospectus of Van Kampen Growth Fund

     -- Statement of Additional Information regarding the proposed
        Reorganization of Van Kampen Mid Cap Growth Fund into Van Kampen Growth Fund

     -- Part C Information

     -- Exhibits

                              --  FEBRUARY 2004  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       TO VAN KAMPEN MID CAP GROWTH FUND
                                  SHAREHOLDERS
--------------------------------------------------------------------------------

                                                             QUESTIONS & ANSWERS
--------------------------------------------------------------------------------
  We recommend that you read the complete Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue to be voted on.
--------------------------------------------------------------------------------

Q
       WHY IS A SHAREHOLDER MEETING BEING HELD?

A      You are being asked to
approve a reorganization (the "Reorganization") of Van Kampen Mid Cap Growth Fund (the "Target Fund") into Van Kampen Growth Fund (the "Acquiring Fund"), a fund that pursues a similar investment objective and investment strategy. If the proposed Reorganization is approved and completed, an account will be set up in your name and you will become a shareholder of the Acquiring Fund, and the Target Fund will be dissolved. Please refer to the Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Acquiring Fund.

Q
       HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?
A      After careful consideration, the
Board of Directors of the Target Fund has determined that the proposed Reorganization will benefit the Target Fund's shareholders and recommends that you cast your vote "FOR" the proposed Reorganization. The Board anticipates that shareholders of the Target Fund will benefit from (i) certain economies of scale from the Acquiring Fund's larger net asset size and the potentially lower operating expenses associated therewith, (ii) the elimination of the duplication of services and expenses that currently exists as a result of the separate operations of the funds and (iii) potentially greater portfolio diversity and potentially lower portfolio transaction costs.

Q
       HOW WILL THE REORGANIZATION AFFECT ME?

A      Assuming shareholders of the
Target Fund approve the proposed Reorganization, the assets and liabilities of the Target Fund will be combined with those of the Acquiring Fund, an account will be set up in your name and you will receive shares of the Acquiring Fund. The value of the shares you receive in the Reorganization will equal the value of the shares you own immediately prior to the Reorganization less the expenses of the Reorganization.

Q
       WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATION?

A      You will pay no sales loads or
commissions in connection with the Reorganization. As more fully discussed in the combined Prospectus/ Proxy Statement, the holding period with respect to any contingent deferred sales charge applicable to shares of the Acquiring Fund acquired in the Reorganization will be measured from the earlier of the time (i) the holder purchased such shares from the Target Fund or (ii) the holder purchased shares of any other Van Kampen fund and subsequently exchanged them for shares of the Target Fund.

Q
       HOW DO OPERATING EXPENSES PAID BY THE ACQUIRING FUND COMPARE TO THOSE PAYABLE BY THE TARGET FUND?

A      Management of the funds
anticipates that, as a result of the Reorganization, shareholders of the Target Fund would be subject to lower total operating expenses as a percentage of net assets.

Q
       WHAT WILL I HAVE TO DO TO OPEN AN ACCOUNT IN THE ACQUIRING FUND? WHAT HAPPENS TO MY ACCOUNT IF THE REORGANIZATION IS APPROVED?

A      If the Reorganization is
approved, an account will be set up in your name and your interest in shares of the Target Fund automatically will be converted into shares of the Acquiring Fund, and we will send you written confirmation that this change has taken place. You will receive the same class of shares of the Acquiring Fund equal in value to your class of shares of the Target Fund less the expenses of the Reorganization. Holders of Class A Shares of the Target Fund will receive Class A Shares of the Acquiring Fund; holders of Class B Shares of the Target Fund will receive Class B Shares of the Acquiring Fund; and holders of Class C Shares of the Target Fund will receive Class C Shares of the Acquiring Fund. No certificates for Acquiring Fund shares will be issued in connection with the Reorganization, although such certificates will be available upon request. If you currently hold certificates representing your shares of the Target Fund, it is not necessary to return such certificates; however, shareholders may want to present such certificates to receive certificates of the Acquiring Fund (to simplify substantiation of and to preserve the tax basis of separate lots of shares).

Q
       WILL I HAVE TO PAY ANY FEDERAL TAXES AS A RESULT OF THE REORGANIZATION?

A      The Reorganization is
intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, a shareholder of the Target Fund will recognize no gain or loss upon the receipt solely of the shares of the Acquiring Fund in connection with the Reorganization. Additionally, the Target Fund would not recognize any gain or loss as a result of the transfer of all of its assets and liabilities solely in exchange for the shares of the Acquiring Fund or as a result of its liquidation.

Q
       WHAT IF I REDEEM OR EXCHANGE MY SHARES OF THE TARGET FUND BEFORE THE REORGANIZATION TAKES PLACE?

A      If you choose to redeem or
exchange your shares of the Target Fund before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and generally will be a taxable transaction, and any applicable contingent deferred sales charges will be applied.

Q
       HOW DO I VOTE MY PROXY?

A      You may cast your vote by
mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote via phone or internet, please refer to the instructions found on the proxy card. To vote by phone or internet, you will need the "control number" that appears on the proxy card.

Q
       WHOM DO I CONTACT FOR FURTHER INFORMATION?

A      You can contact your financial
adviser for further information. You may also call Van Kampen's Client Relations Department at 1-800-231-2808 (Telecommunication Device for the Deaf users may call 1-800-421-2833) or visit our website at www.vankampen.com where you can send us an e-mail message by selecting "Contact Us."

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on the proposed Reorganization using blue or black ink to mark an X in one of the boxes provided on the proxy card.

APPROVAL OF REORGANIZATION- mark "For," "Against" or "Abstain"

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

                                                                           PROXY
VAN KAMPEN MID CAP GROWTH FUND
SPECIAL MEETING OF SHAREHOLDERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                                                   FOR  AGAINST  ABSTAIN
1.   The proposal to approve the Agreement and Plan of             [ ]    [ ]      [ ]
     Reorganization.

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                         VAN KAMPEN MID CAP GROWTH FUND
                                1 PARKVIEW PLAZA
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                                 (800) 231-2808

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 7, 2004

  A special meeting of shareholders of Van Kampen Mid Cap Growth Fund will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on April 7, 2004 at 2:30 p.m. (the "Special Meeting"), for the following purposes:

    1. To approve an Agreement and Plan of Reorganization pursuant to which Van Kampen Mid Cap Growth Fund would (i) transfer all of its assets and liabilities to Van Kampen Growth Fund in exchange solely for Class A, B and C Shares of Van Kampen Growth Fund, (ii) distribute such shares to its shareholders and (iii) be dissolved.

    2. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

  Shareholders of record as of the close of business on January 16, 2004 are entitled to vote at the Special Meeting or any adjournment thereof.

  THE BOARD OF DIRECTORS OF VAN KAMPEN MID CAP GROWTH FUND REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  THE BOARD OF DIRECTORS OF VAN KAMPEN MID CAP GROWTH FUND RECOMMENDS THAT YOU CAST YOUR VOTE:

    FOR THE PROPOSED REORGANIZATION AS DESCRIBED IN THE PROSPECTUS/ PROXY STATEMENT.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

                                       For the Board of Directors,

                                       A. Thomas Smith III
                                       Vice President and Secretary
February   , 2004
                               ------------------

                            YOUR VOTE IS IMPORTANT.
               PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE
             ENCLOSED PROXY CARD NO MATTER HOW MANY SHARES YOU OWN.

                           PROSPECTUS/PROXY STATEMENT

                         VAN KAMPEN MID CAP GROWTH FUND
                                1 PARKVIEW PLAZA
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                                 (800) 231-2808

  This Prospectus/Proxy Statement is furnished to you as a shareholder of Van Kampen Mid Cap Growth Fund (the "Target Fund"). A special meeting of shareholders of the Target Fund (the "Special Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on April 7, 2004 at 2:30 p.m. to consider the items that are listed below and discussed in greater detail elsewhere in this Prospectus/Proxy Statement. If shareholders are unable to attend the Special Meeting or any adjournment thereof, the Board of Directors of the Target Fund requests that they vote their shares by completing and returning the enclosed proxy card.

  The purposes of the Special Meeting are:

  1. To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") pursuant to which the Target Fund would (i) transfer all of its assets and liabilities to Van Kampen Growth Fund (the "Acquiring Fund") in exchange solely for Class A, B and C Shares of the Acquiring Fund, (ii) distribute such shares to its shareholders and (iii) be dissolved; and

  2. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

  The Board of Directors of the Target Fund has approved a reorganization (the "Reorganization") by which the Target Fund, an open-end investment company, would be reorganized into the Acquiring Fund, an open-end investment company with an investment objective and investment policies and practices similar to those of the Target Fund and with the same portfolio management personnel as the Target Fund. The Target Fund and the Acquiring Fund are sometimes referred to herein each as a "Fund" and collectively as the "Funds."

  If Target Fund shareholders approve the Reorganization, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund. The Acquiring Fund will simultaneously issue Class A, B and C Shares to the Target Fund in an amount equal to the value of the outstanding Class A, B and C Shares of the Target Fund, less the expenses of the Reorganization. Immediately thereafter, the Target Fund will distribute these Class A, B and C Shares of the Acquiring Fund to its shareholders. After distributing these shares, the Target Fund will be dissolved. When the Reorganization is complete, Target Fund shareholders will hold Class A, B and C Shares of the Acquiring Fund. The value of the Acquiring Fund shares received in the Reorganization will equal the value of the Target Fund shares held immediately prior to the Reorganization, less the expenses of the Reorganization. After the Reorganization, the Acquiring Fund will continue to operate as a registered open-end investment company with the investment objective and investment policies and practices described in this Prospectus/Proxy Statement.

  It is anticipated that, following the completion of the Reorganization, the Acquiring Fund will be renamed the "Van Kampen Mid Cap Growth Fund" and will adopt a non-fundamental investment policy pursuant to which the Acquiring Fund would invest, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in securities of medium-sized companies at the time of investment.

  This Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Fund should know before voting on the Reorganization and constitutes an offering of Class A, B and C Shares, par value $0.01 per share, of the Acquiring Fund only. Please read it carefully and retain it for
future reference. A Statement of Additional Information dated February   , 2004,
relating to this Prospectus/Proxy Statement (the "Reorganization SAI") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports and other information with the SEC. A Prospectus (the "Acquiring Fund Prospectus") and Statement of Additional Information containing additional information about the Acquiring Fund, each dated July 31, 2003 (and as currently supplemented), have been filed with the SEC and are incorporated herein by reference. A copy of the Acquiring Fund Prospectus accompanies this Prospectus/Proxy Statement. A Prospectus (the "Target Fund Prospectus") and Statement of Additional Information containing additional information about the Target Fund, each dated October 31, 2003 (and as currently supplemented), have been filed with the SEC and are incorporated herein by reference. Copies of the foregoing may be obtained without charge by calling or writing the Target Fund or the Acquiring Fund at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the "Reorganization SAI." In addition, each Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report to a shareholder upon request. Requests for documents can be directed to the Van Kampen Client Relations Department by calling 1-800-231-2808 (TDD users may call 1-800-421-2833) or by writing to the respective Fund at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. Copies of each Fund's most recent prospectus, annual report and semi-annual report can also be obtained on a website maintained by Van Kampen Investments Inc. at www.vankampen.com. Reports, other information and proxy statements filed by the Funds with the SEC can be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549 or downloaded from the SEC's website at www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request to the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC, 20549-0102.

  The Board of Directors of the Target Fund knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.
                             ---------------------

  No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
                             ---------------------

  NEITHER THE SEC NOR ANY STATE REGULATOR HAS APPROVED OR DISAPPROVED OF THESE SHARES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. A REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  The date of this Prospectus/Proxy Statement is February   , 2004.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SUMMARY.....................................................    5
  The Proposed Reorganization...............................    5
  Background and Reasons for the Proposed Reorganization....    5
COMPARISON OF THE TARGET FUND AND THE ACQUIRING FUND........    7
  Investment Objectives and Principal Investment
    Strategies..............................................    7
  Principal Investment Risks................................    8
  Management of the Funds...................................    9
  Advisory and Other Fees...................................   10
  Expenses..................................................   12
  Purchase, Valuation, Redemption and Exchange of Shares....   14
  Capitalization............................................   17
  Annual Performance Information............................   18
  Comparative Performance Information.......................   19
  Other Service Providers...................................   20
  Governing Law.............................................   21
INFORMATION ABOUT THE REORGANIZATION........................   22
  General...................................................   22
  Terms of the Agreement....................................   23
  Reasons for the Reorganization............................   25
  Material Federal Income Tax Consequences of the
    Reorganization..........................................   26
  Expenses of the Reorganization............................   27
  Continuation of Shareholder Accounts and Plans; Share
    Certificates............................................   28
  Legal Matters.............................................   29
  Shareholder Approval......................................   29
OTHER INFORMATION...........................................   29
  Shareholder Information...................................   29
  Shareholder Proposals.....................................   30
  Solicitation of Proxies...................................   30
VOTING INFORMATION AND MEETING REQUIREMENTS.................   31

                                    SUMMARY

  The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Prospectus/Proxy Statement carefully.

THE PROPOSED REORGANIZATION

  The Board of Directors of the Target Fund (the "Target Fund Board"), including the directors who are not "interested persons" of the Target Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), has unanimously approved the Reorganization Agreement. Subject to shareholder approval, the Reorganization Agreement provides for:

  - the transfer of all the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for Class A, B and C Shares of the Acquiring Fund;

  - the distribution of such shares to Target Fund shareholders; and

  - the dissolution of the Target Fund.

  If the proposed Reorganization is completed, Target Fund shareholders would hold shares of the Acquiring Fund with an aggregate value equal to the aggregate value of Target Fund shares owned immediately prior to the Reorganization less expenses of the Reorganization borne by the Target Fund.

BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION

  Each of the Funds operates primarily as a medium-sized capitalization, growth-oriented, equity fund. Recently, the Acquiring Fund made changes in its portfolio management personnel and made certain changes in its investment strategies. In light of those changes, management proposed and the Target Fund Board approved the proposed Reorganization, based in part upon the similarities of the investment objectives, investment policies and practices and the portfolio management personnel of the Funds. The proposed Reorganization would combine the assets of these similar funds by reorganizing the Target Fund into the Acquiring Fund. The Target Fund Board, based upon its evaluation of all relevant information, anticipates that the Reorganization would benefit Target Fund shareholders by (i) achieving certain economies of scale from the Acquiring Fund's larger net asset size and the potentially lower operating expenses associated therewith, (ii) eliminating the duplication of services and expenses that currently exists as a result of the separate operations of the Funds and
(iii) obtaining potentially greater portfolio diversity and potentially lower portfolio transaction costs. The Target Fund Board has determined that the Reorganization is in the best interests of shareholders of each class of the Target Fund and that the interests of such shareholders will not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Acquiring Fund has determined that the Reorganization is in the best interests of shareholders of each class of the Acquiring Fund and that the interests of such shareholders will not be diluted as a result of the Reorganization. As a result of the Reorganization, however, a shareholder of either Fund will hold a reduced percentage of ownership in the larger combined fund than he or she did in either of the separate Funds.

  The investment objective of the Target Fund is to seek to achieve long-term growth. The investment objective of the Acquiring Fund is to seek capital growth. The Funds' investment objectives are similar, although not identical.

  The Funds seek to achieve their investment objectives by pursuing similar investment strategies. The Target Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of medium-sized companies that the Fund's investment adviser believes have long-term growth potential. The Acquiring Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks and other equity securities of growth companies. Historically, the Acquiring Fund has invested primarily in common stocks and other equity securities of medium-sized companies. The Funds' other investment policies, practices and restrictions are substantially similar, and the Funds are managed by the same portfolio management personnel. The Target Fund is a series of Van Kampen Series Fund, Inc., a corporation organized under the laws of the State of Maryland. The Acquiring Fund is a series of Van Kampen Equity Trust, a statutory trust organized under the laws of the State of Delaware.

  In determining whether to recommend approval of the proposed Reorganization to shareholders of the Target Fund, the Target Fund Board considered a number of factors, including, but not limited to: (i) Van Kampen Asset Management currently manages the assets of each of the Target Fund and the Acquiring Fund;
(ii) the expenses and advisory fees applicable to the Target Fund and the Acquiring Fund before the Reorganization and the estimated expense ratios of the combined fund after the Reorganization; (iii) the comparative investment performance of the Target Fund and the Acquiring Fund; (iv) the future growth and performance prospects of the Target Fund; (v) the terms and conditions of the Reorganization Agreement and whether the proposed Reorganization would result in dilution of Target Fund shareholder interests; (vi) the advantages of eliminating duplication of effort in marketing Funds having similar investment objectives, investment policies and practices, and portfolio management personnel in addition to the economies of scale potentially realized through the combination of the two Funds; (vii) the compatibility of the Funds' investment objectives, policies, risks and restrictions; (viii) the compatibility of the Funds' service features available to shareholders, including the retention of applicable holding periods and exchange privileges;

(ix) the costs estimated to be incurred by the Target Fund as a result of the Reorganization; and (x) the anticipated tax consequences of the Reorganization.

  The Target Fund Board requests that shareholders of the Target Fund approve the proposed Reorganization at the Special Meeting to be held on April 7, 2004. If shareholders of the Target Fund approve the Reorganization, it is expected that the closing date of the transaction (the "Closing Date") will be after the
close of business on or about          , 2004, but it may be at a different time
as described herein.

  The Target Fund Board recommends that you vote "FOR" the proposed Reorganization.

              COMPARISON OF THE TARGET FUND AND THE ACQUIRING FUND

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

  INVESTMENT OBJECTIVES. The Target Fund's investment objective is to seek to achieve long-term growth. The Acquiring Fund's investment objective is to seek capital growth. Each Fund's investment objective is a fundamental policy that may not be changed without shareholder approval of a majority of such Fund's outstanding voting securities, as defined in the 1940 Act. There are risks inherent in all investments in securities; accordingly, there can be no assurance that either Fund will achieve its investment objective.

  PRINCIPAL INVESTMENT STRATEGIES. Each Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of medium-sized companies that the Fund's investment adviser believes have long-term growth potential. Each Fund's investment adviser invests in companies that it believes exhibit some or all of the following characteristics: (i) superior growth prospects, (ii) accelerating returns on invested capital, (iii) sustainable competitive advantages, and (iv) experienced and incentivized management teams. Each Fund's investment adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

  The Target Fund also has a non-fundamental investment policy regarding investment in medium-sized companies. Under normal market conditions, the Target Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in securities of medium-sized companies at the time of investment. Under current market conditions, the Target Fund's investment adviser defines medium-sized companies by reference to those companies represented in the Russell Midcap Index (which consists of companies in the capitalization range of approximately $379 million to $15.4 billion as of September 30, 2003). If the Reorganization is completed, it is anticipated that the Acquiring Fund will be renamed the "Van Kampen Mid Cap Growth Fund" and will adopt this non-fundamental investment policy. Once adopted by the Acquiring Fund, this policy may be changed by the Acquiring Fund's Board of Trustees without shareholder approval, although the Acquiring Fund will notify shareholders at least 60 days prior to implementation of any such change.

  OTHER INVESTMENT POLICIES, PRACTICES AND RESTRICTIONS. Each Fund may invest up to 25% of its total assets in securities of foreign issuers. Each Fund may purchase and sell derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to facilitate portfolio management and mitigate risks.

PRINCIPAL INVESTMENT RISKS

  Because of the Funds' substantial similarity, the Funds are subject to similar principal investment risks, including market risk, risks of medium-sized companies, foreign securities risks, risks of using derivative instruments and manager risk.

  MARKET RISK. Market risk is the possibility that the market values of securities owned by a fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The market values of growth-oriented equity securities (in which both Funds primarily invest) may be more volatile than other types of investments, and the returns on growth-oriented equity securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of each Fund's investments will vary and at times may be lower or higher than that of other types of investments.

  RISKS OF MEDIUM-SIZED COMPANIES. The Funds invest primarily in medium-sized companies which often are newer or less established companies than larger companies. Investments in medium-sized companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of medium-sized companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, medium-sized companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of medium-sized companies generally are less liquid than those of larger companies. This means that the Funds could have greater difficulty selling such securities at the times and prices that they would like than the securities of larger companies.

  FOREIGN SECURITIES RISKS. Because the Funds may own securities of foreign issuers, they may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

  RISKS OF USING DERIVATIVE INSTRUMENTS. The Funds may invest in derivative instruments and are subject to the risks of such investments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and forward contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets, risks of default by the other party to certain transactions, risk that the transactions may result in losses that partially or completely offset gains in portfolio positions and risks that the transactions may not be liquid.

  MANAGER RISK. As with any managed fund, the Funds' investment advisers may not be successful in selecting the best-performing securities or investment techniques, and the Funds' performance may lag behind that of other similar funds.

MANAGEMENT OF THE FUNDS

  Van Kampen Asset Management is each Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and had more than $76 billion under management or supervision as of September 30, 2003. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of each Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

  PORTFOLIO MANAGEMENT. The Funds are managed by the Adviser's Small/MidCap Growth team. The team is made up of established investment professionals. Current members of the team include Dennis Lynch and David Cohen, Executive

Directors of the Adviser. The composition of the team may change without notice from time to time.

ADVISORY AND OTHER FEES

  Each of the Funds is obligated to pay the Adviser a monthly contractual advisory fee based on its average daily net assets. The Funds have identical advisory fee schedules as set forth below:

                                                  % PER
AVERAGE DAILY NET ASSETS                          ANNUM
------------------------                          -----
First $500 million..............................  0.75%
Next $500 million...............................  0.70%
Over $1 billion.................................  0.65%

  Applying this fee schedule, the Target Fund paid the Adviser an advisory fee at the effective rate of 0.75% of the Fund's average daily net assets for the fiscal year ended June 30, 2003 and the Acquiring Fund paid the Adviser an advisory fee at the effective rate of 0.75% of the Fund's average daily net assets for the fiscal year ended March 31, 2003.

  The Adviser retains the right from time to time to waive all or a portion of its management fee or to reimburse the respective Fund for all or a portion of its other expenses. For a complete description of each Fund's advisory services, see the section of each Fund's Prospectus entitled "Investment Advisory Services", the section of the Acquiring Fund Statement of Additional Information entitled "Investment Advisory Agreement" and the section of the Target Fund Statement of Additional Information entitled "Investment Advisory Agreements."

  The total operating expenses of the Target Fund for the fiscal year ended June 30, 2003 were 1.87% for Class A Shares and 2.63% for Class B Shares and Class C Shares. The Adviser is currently reimbursing a portion of the Target Fund's other expenses and the Distributor made certain non-recurring payments to the Target Fund such that the actual total annual operating expenses paid for the Target Fund's fiscal year ended June 30, 2003 were 1.75% for Class A Shares, 2.51% for Class B shares and 2.41% for Class C Shares. The expense reimbursements can be terminated at any time.

  The total operating expenses of the Acquiring Fund for the fiscal year ended March 31, 2003 were 1.54% of the average daily net assets for Class A Shares and 2.29% of the average daily net assets for Class B Shares and Class C Shares.

  The Target Fund and the Acquiring Fund have adopted substantially similar distribution plans pursuant to Rule 12b-1 under the 1940 Act and substantially similar service plans. The amount of distribution fees and service fees charged under these plans varies among the classes offered by each Fund. With respect to

Class A Shares, each Fund can pay up to 0.25% of its average daily net assets attributable to Class A Shares for distribution-related expenses and for the provision of ongoing services to holders of Class A Shares and the maintenance of shareholder accounts. With respect to Class B Shares and Class C Shares, each Fund can pay up to 0.75% of its average daily net assets attributable to Class B Shares and Class C Shares for reimbursement of certain distribution-related expenses, and each Fund can pay up to 0.25% of its average daily net assets attributable to Class B Shares and Class C Shares for the provision of ongoing services to holders of Class B Shares and Class C Shares and the maintenance of shareholder accounts. Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of a shareholder's investment and may cost a shareholder more than paying other types of sales charges. For a complete description of these arrangements with respect to each Fund, see the section of each Fund's Prospectus entitled "Purchase of Shares" and the section of each Fund's Statement of Additional Information entitled "Distribution and Service."

EXPENSES

  The table below sets forth the fees and expenses that investors may pay to buy and hold shares of each of the Target Fund and the Acquiring Fund, including (i) the fees and expenses paid by the Acquiring Fund for the fiscal year ended March 31, 2003, (ii) the fees and expenses paid by the Target Fund for the fiscal year ended June 30, 2003 and (iii) pro forma fees and expenses for the Acquiring Fund for the 12-month period ended September 30, 2003 assuming the Reorganization had been completed as of the beginning of such period.

                                                CLASS A SHARES                      CLASS B SHARES
                                       --------------------------------    --------------------------------
                                             Actual           Pro Forma          Actual           Pro Forma
                                       -------------------    ---------    -------------------    ---------
                                       ACQUIRING    TARGET    ACQUIRING    ACQUIRING    TARGET    ACQUIRING
                                         FUND        FUND       FUND         FUND        FUND       FUND
                                       ---------    ------    ---------    ---------    ------    ---------
Shareholder Transaction Expenses
(fees paid directly from your
 investment)
 Maximum sales charge (load)
   imposed on purchases (as a
   percentage of offering price)...      5.75%(1)   5.75%(1)    5.75%(1)      None       None        None
 Maximum deferred sales charge (as
   a percentage of the lesser of
   the original purchase price or
   redemption proceeds)............       None(2)    None(2)     None(2)     5.00%(3)   5.00%(3)    5.00%(3)
Annual Fund Operating Expenses
(expenses that are deducted from
 fund assets)
 Management fees...................      0.75%      0.75%       0.75%        0.75%      0.75%       0.75%
 Distribution and/or service (12b-1
   fees)(5,6)......................      0.25%      0.25%       0.25%        1.00%(7)   1.00%(7)    1.00%
 Other expenses(5).................      0.54%      0.87%       0.47%        0.54%      0.88%       0.47%
    Total annual fund operating
      expenses(5)..................      1.54%      1.87%       1.47%        2.29%      2.63%       2.22%

                                              CLASS C SHARES
                                     --------------------------------
                                           Actual           Pro Forma
                                     -------------------    ---------
                                     ACQUIRING    TARGET    ACQUIRING
                                       FUND        FUND       FUND
                                     ---------    ------    ---------
Shareholder Transaction Expenses
(fees paid directly from your
 investment)
 Maximum sales charge (load)
   imposed on purchases (as a
   percentage of offering price)...     None       None        None
 Maximum deferred sales charge (as
   a percentage of the lesser of
   the original purchase price or
   redemption proceeds)............    1.00%(4)   1.00%(4)    1.00%(4)
Annual Fund Operating Expenses
(expenses that are deducted from
 fund assets)
 Management fees...................    0.75%      0.75%       0.75%
 Distribution and/or service (12b-1
   fees)(5,6)......................    1.00%(7)   1.00%(7)    1.00%
 Other expenses(5).................    0.54%      0.88%       0.47%
    Total annual fund operating
      expenses(5)..................    2.29%      2.63%       2.22%

---------------
(1) Reduced for purchases of $50,000 and over. Class A Shares of the Acquiring Fund received pursuant to the Reorganization will not be subject to a sales charge.

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase.

(3 )Class B Shares of each Fund are subject to a deferred sales charge equal to 5.00% of the lesser of the then current net asset value or the original purchase price on Class B Shares redeemed during the first year after purchase, which charge is reduced to zero after a five year period as follows: Year 1 -- 5.00%; Year 2 -- 4.00%; Year 3 -- 3.00%; Year 4 -- 2.50%;
    Year 5 -- 1.50%; Year 6 and after -- 0.00%.

(4) Class C Shares of each Fund are subject to a deferred sales charge equal to 1.00% of the lesser of the then current net asset value or the original purchase price on Class C Shares redeemed during the first year after purchase, which charge is reduced to 0.00% thereafter.

(5) The Adviser is currently reimbursing a portion of the Target Fund's other expenses and the Distributor made certain non-recurring payments to the Target Fund such that the actual total annual fund operating expenses paid for the Target Fund's fiscal year ended June 30, 2003 were 1.75% for Class A Shares, 2.51% for Class B Shares and 2.41% for Class C Shares. The expense reimbursements can be terminated at any time.

(6) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares.

(7) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

  EXAMPLES. The following examples are intended to help you compare the costs of investing in the Acquiring Fund, both before and pro forma after the Reorganization, with the costs of investing in the Target Fund. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investments each have a 5% return each year and that each Fund's operating expenses remain the same each year (except the ten-year amounts for Class B Shares, which reflect the conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual returns may be higher or lower, based on these assumptions your costs would be:

                                                CLASS A SHARES                      CLASS B SHARES
                                       --------------------------------    --------------------------------
                                             Actual           Pro Forma          Actual           Pro Forma
                                       -------------------    ---------    -------------------    ---------
                                       ACQUIRING    TARGET    ACQUIRING    ACQUIRING    TARGET    ACQUIRING
                                         FUND        FUND       FUND         FUND        FUND       FUND
                                       ---------    ------    ---------    ---------    ------    ---------
Total operating expenses assuming
redemption at the end of the period
 One year..........................     $  723      $  754     $  716       $  732      $  766     $  725
 Three years.......................     $1,033      $1,129     $1,013       $1,015      $1,117     $  994
 Five years........................     $1,366      $1,528     $1,332       $1,375      $1,545     $1,340
 Ten years.........................     $2,304      $2,639     $2,231       $2,438*     $2,779*    $2,365
Total operating expenses assuming
no redemption at the end of the
period
 One year..........................     $  723      $  754     $  716       $  232      $  266     $  225
 Three years.......................     $1,033      $1,129     $1,013       $  715      $  817     $  694
 Five years........................     $1,366      $1,528     $1,332       $1,225      $1,395     $1,190
 Ten years.........................     $2,304      $2,639     $2,231       $2,438*     $2,779*    $2,365

                                              CLASS C SHARES
                                     --------------------------------
                                           Actual           Pro Forma
                                     -------------------    ---------
                                     ACQUIRING    TARGET    ACQUIRING
                                       FUND        FUND       FUND
                                     ---------    ------    ---------
Total operating expenses assuming
redemption at the end of the period
 One year..........................   $  332      $  366     $  325
 Three years.......................   $  715      $  817     $  694
 Five years........................   $1,225      $1,395     $1,190
 Ten years.........................   $2,626      $2,964     $2,554
Total operating expenses assuming
no redemption at the end of the
period
 One year..........................   $  232      $  266     $  225
 Three years.......................   $  715      $  817     $  694
 Five years........................   $1,225      $1,395     $1,190
 Ten years.........................   $2,626      $2,964     $2,554

---------------
* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

PURCHASE, VALUATION, REDEMPTION AND EXCHANGE OF SHARES

  Each Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of a Fund may be offered through one or more separate prospectuses of such Fund. By offering multiple classes of shares, each Fund permits an investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

  Each class of shares of a Fund represents an interest in the same portfolio of investments of such Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described above) under which the class's distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

  The offering price of each Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

  The net asset value per share for each class of shares of each Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day when the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in that Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Board of each Fund reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class of a Fund is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by each Fund's Board. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

  Class A Shares of each Fund are subject to an initial sales charge of up to 5.75%. The initial sales charge applicable to Class A Shares of the Acquiring Fund will be waived for Class A Shares acquired in the Reorganization. Any subsequent purchases of Class A Shares of the Acquiring Fund after the Reorganization will be subject to an initial maximum sales charge of up to 5.75% of the offering price, excluding Class A Shares purchased through the dividend reinvestment plan. The initial sales charge on Class A Shares is reduced on investments of $50,000 or more as follows:

                                                         INITIAL
                                                      SALES CHARGE
                 SIZE OF INVESTMENT                   ------------
Less than $50,000...................................      5.75%
$50,000 but less than $100,000......................      4.75%
$100,000 but less than $250,000.....................      3.75%
$250,000 but less than $500,000.....................      2.75%
$500,000 but less than $1,000,000...................      2.00%
$1,000,000 or more..................................      0.00%

  Purchases of Class A Shares of each Fund in amounts of $1 million or more are not subject to an initial sales charge, but a contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions made within the first year of purchase. No contingent deferred sales charge will be imposed on Class A Shares of the Target Fund in connection with the Reorganization.

  Class B Shares of each Fund do not incur a sales charge when purchased, but generally are subject to a contingent deferred sales charge of 5.00% of the lesser of the then current net asset value or the original purchase price on Class B Shares redeemed during the first year after purchase, which charge is reduced to zero after a five year period as follows: Year 2 -- 4.00%; Year
3 -- 3.00%; Year 4 -- 2.50%; Year 5 -- 1.50%; Year 6 and After -- 0.00%. Neither
Fund will generally accept a purchase order for Class B Shares in the amount of $100,000 or more.

  Class C Shares of each Fund do not incur a sales charge when purchased, but generally are subject to a contingent deferred sales charge of 1.00% of the lesser of the then current net asset value or the original purchase price on Class C shares redeemed during the first year after purchase, which sales charge is reduced to zero thereafter. Neither Fund will accept a purchase order for Class C Shares in the amount of $1 million or more.

  No contingent deferred sales charge will be imposed on Class B Shares or Class C Shares of the Target Fund in connection with the Reorganization. The holding period and conversion schedule for Class B Shares or Class C Shares of the Acquiring Fund received in connection with the Reorganization will be measured from the earlier time (i) the holder purchased such shares from the Target Fund or (ii) the holder purchased such shares from any other Van Kampen fund advised by the Adviser or its affiliates and distributed by the Distributor and subsequently exchanged them for shares of the Target Fund.

  Shares of each Fund may be purchased by check, by electronic transfer, by bank wire and by exchange from certain other Van Kampen funds advised by the Adviser or its affiliates and distributed by the Distributor. For a complete description regarding purchase of shares and exchange of shares of each Fund, see the sections of each Fund's prospectus entitled "Purchase of Shares" and "Shareholder Services -- Exchange Privilege."

  Shares of each Fund properly presented for redemption may be redeemed or exchanged at the next determined net asset value per share (other than any applicable sales charge). Shares of each Fund may be redeemed or exchanged by mail or by special redemption privileges (telephone exchange, telephone redemption, by check or electronic transfer). If a shareholder of either Fund attempts to redeem shares within a short time after they have been purchased by check, the respective Fund may delay payment of the redemption proceeds until such Fund can verify that payment for the purchase of the shares has been (or will be) received, usually a period of up to 15 days.

  The Target Fund has been closed to new investors since             , 2003. No
further purchase of shares by existing shareholders of the Target Fund may be made by existing shareholders after the date on which the shareholders of the Target Fund approve the Reorganization, and the share transfer books of the Target Fund will be permanently closed as of the Closing Date. Only redemption requests and transfer instructions received in proper form by the close of business on the day prior to the Closing Date will be fulfilled by the Target Fund. Redemption requests or transfer instructions received by the Target Fund after that date will be treated as a request for the redemption or instructions for the transfer of shares of the Acquiring Fund. Such requests will be forwarded to the Acquiring Fund and credited to the respective shareholder account resulting from the Reorganization.

For a complete description of the redemption arrangements for each Fund, see the section of each Fund's prospectus entitled "Redemption of Shares".

CAPITALIZATION

  The following table sets forth the capitalization of the Target Fund and the Acquiring Fund as of September 30, 2003, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date. These numbers may differ as of the Closing Date.

              CAPITALIZATION AS OF SEPTEMBER 30, 2003 (UNAUDITED)

                                                Actual            Pro Forma
                                         ---------------------    ---------
                                          TARGET     ACQUIRING    ACQUIRING
                                           FUND        FUND         FUND
                                          ------     ---------    ---------
Net assets (in thousands)
  Class A Shares.....................    $ 29,545    $ 247,885    $ 277,299
  Class B Shares.....................      32,127       96,345      128,329
  Class C Shares.....................       8,904       25,481       34,346
    Total............................      70,576      369,711      439,974
Net asset value per share
  Class A Shares.....................    $   6.98    $   16.40    $   16.40
  Class B Shares.....................        6.79        15.31        15.31
  Class C Shares.....................        6.79        15.32        15.32
Shares outstanding (in thousands)
  Class A Shares.....................       4,234       15,118       16,912
  Class B Shares.....................       4,735        6,291        8,380
  Class C Shares.....................       1,311        1,664        2,242
    Total............................      10,280       23,073       27,534
Shares authorized (in thousands)
  Class A Shares.....................     375,000    Unlimited    Unlimited
  Class B Shares.....................     375,000    Unlimited    Unlimited
  Class C Shares.....................     375,000    Unlimited    Unlimited

  The pro forma net assets and net asset value per share reflect the payment of the reorganization expenses of approximately $313,000 by the Target Fund allocated among the classes as follows: $131,000 for Class A Shares, $143,000 for Class B Shares and $39,000 for Class C Shares. The pro forma shares outstanding reflect the issuance by the Acquiring Fund of approximately 1,794,000 Class A Shares, 2,089,000 Class B Shares and 578,000 Class C Shares reflecting the exchange of the assets and liabilities of the Target Fund for newly issued shares of the Acquiring Fund at the pro forma net asset value per share. The aggregate value of the shares of the Acquiring Fund that a Target Fund shareholder receives in the Reorganization will equal the aggregate value of the Target Fund shares owned immediately prior to the Reorganization. It is not anticipated that the Acquiring Fund will sell assets of the Target Fund acquired in the Reorganization other than in the ordinary course of business.

ANNUAL PERFORMANCE INFORMATION

  The following chart shows the annual returns of each Fund's Class A Shares for the calendar years indicated. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower.
[BAR GRAPH]

                                                                       ACQUIRING FUND                      TARGET FUND
                                                                       --------------                      -----------
1996*                                                                       61.99                               0.00
1997*                                                                       27.01                               0.00
1998                                                                        23.30                               0.00
1999                                                                        59.07                               0.00
2000                                                                        -2.77                              -8.30
2001                                                                       -19.64                             -30.30
2002                                                                       -25.09                             -31.50

     * Prior to February 3, 1997, the Acquiring Fund had not engaged in a broad continuous public offering of its shares, had sold shares to only a limited number of investors and had not been subject to redemption requests. One factor impacting the Acquiring Fund's 1996 performance was the Fund's investments in initial public offerings (IPOs). These investments had a greater effect on the Acquiring Fund's 1996 performance than similar investments made in subsequent years, in part because of the smaller size of the Fund in 1996. There is no assurance that the Acquiring Fund's future investments in IPOs will have the same effect on performance as the IPOs did in 1996.

  During its three-year period shown in the bar chart, the Target Fund's highest quarterly return for Class A Shares was 17.84% (for the quarter ended December 31, 2001) and its lowest quarterly return for Class A Shares was -27.92% (for the quarter ended September 30, 2001). During its seven-year period shown in the bar chart, the Acquiring Fund's highest quarterly return for Class A Shares was 46.43% (for the quarter ended December 31, 1999) and its lowest quarterly return for Class A Shares was -24.24% (for the quarter ended December 31, 2000).

  The annual returns for each Fund's Class B Shares and Class C Shares would be substantially similar to those shown for Class A Shares because all of each Fund's shares are invested in the same respective portfolio of securities; however, the actual annual returns for Class B Shares and Class C Shares would be lower than the annual returns shown for each Fund's Class A Shares because of differences in expenses borne by each class of shares.

  The Target Fund's return for Class A Shares for the nine-month period ended September 30, 2003 was 26.45%. The Acquiring Fund's return for Class A Shares for the nine-month period ended September 30, 2003 was 15.41%. As a result of market activity, current performance may vary from the figures shown.

COMPARATIVE PERFORMANCE INFORMATION

  As a basis for evaluating each Fund's performance and risks, the tables below show how each Fund's performance compares with a broad-based market index that the Adviser believes is an appropriate benchmark for each Fund. Each Fund's performance figures listed below include the maximum sales charges paid by investors. The indices' performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by either index. An investment cannot be made directly in either index. Average annual total returns are shown for the periods ended September 30, 2003. Remember that past performance of a Fund is not indicative of its future performance.

  In addition to before-tax returns for each class of shares of each Fund, the tables also show after-tax returns for the Funds' Class A Shares in two ways:
(i) after taxes on distributions and (ii) after taxes on distributions and sale of the Funds' shares. The after-tax returns for the Funds' Class B Shares and Class C Shares will vary from the Class A Shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after-tax return may be higher than the before-tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

     AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2003

                                           TARGET FUND               ACQUIRING FUND
                                       -------------------    ----------------------------
                                       PAST 1      SINCE      PAST 1    PAST 5     SINCE
                                        YEAR     INCEPTION     YEAR     YEARS    INCEPTION
                                       ------    ---------    ------    ------   ---------
CLASS A SHARES
  Return Before Taxes................   23.32%     -9.78%(1)   11.41%   5.40%     13.04%(3)
  Return After Taxes on
    Distributions....................   23.32%     -9.90%(1)   11.41%   2.90%     10.78%(3)
  Return After Taxes on Distributions
    and Sale of Fund Shares..........   14.32%     -7.60%(1)    7.01%   3.94%     10.44%(3)
CLASS B SHARES
  Return Before Taxes................   25.08%     -9.62%(1)   12.32%   5.61%     13.13%(3)***
CLASS C SHARES
  Return Before Taxes................   29.08%     -9.05%(1)   16.39%   5.84%     13.14%(3)
S&P 500 INDEX*.......................   24.40%     -6.35%(2)   24.40%   1.00%      8.08%(4)
RUSSELL MIDCAP GROWTH INDEX**........   38.89%     -4.28%(2)   38.89%   4.49%      6.85%(4)

---------------
  Inception dates: (1) 10/25/99, (2) 10/31/99, (3) 12/27/95, (4) 12/31/95
  * The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market.
 ** The Russell Midcap Growth Index measures the performance of those Russell
    Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index includes the 800 smallest companies in the Russell 1000 Index, which in turn consists of the 1,000 largest U.S. companies based on total market capitalization.
*** The "Since Inception" performance for Class B Shares of the Acquiring Fund reflects the conversion of such shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

OTHER SERVICE PROVIDERS

  The transfer agent for each Fund is Van Kampen Investor Services Inc., a wholly owned subsidiary of Van Kampen. The custodian for the Target Fund is The Chase Manhattan Bank. The custodian for the Acquiring Fund is State Street Bank and Trust Company. The independent auditors for the Target Fund are Deloitte & Touche LLP. The independent auditors for the Acquiring Fund are Ernst & Young LLP.

GOVERNING LAW

  The Target Fund is a series of the Van Kampen Series Fund, Inc., a corporation organized under the laws of the State of Maryland. The Acquiring Fund is a series of the Van Kampen Equity Trust, a statutory trust organized under the laws of the State of Delaware. While Maryland corporate law contains many provisions specifically applicable to management investment companies and Delaware statutory trust law is specifically drafted to accommodate some of the unique corporate governance needs of management investment companies, certain statutory differences do exist and the Funds' organizational documents contain certain differences summarized below. Each Fund is subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by SEC thereunder, and applicable state securities laws.

  Consistent with Maryland law, the Target Fund has authorized a specific number of shares, although the Target Fund organizational documents authorize the Target Fund Board to increase or decrease the authorized number of shares, from time to time, as it considers necessary. Consistent with Delaware law, the Acquiring Fund has authorized the issuance of an unlimited number of shares. The Target Fund's and the Acquiring Fund's organizational documents allow each Fund's Board to create one or more separate investment portfolios and to establish a separate series of shares for each portfolio and to further subdivide the shares of a series into one or more classes.

  In general, the rights associated with common shares of beneficial interest of the Acquiring Fund are similar to the rights associated with shares of common stock of the Target Fund. An area of potential difference is that, although shareholders of a Delaware statutory trust generally are not personally liable for obligations of the trust under Delaware law (Delaware law provides that shareholders of a Delaware statutory trust should be entitled to the same limitation of liability as shareholders of private, for-profit corporations), similar statutory or other authority limiting statutory trust shareholder liability does not apply in many other states, and a shareholder subject to proceedings in courts in other states, which may not apply Delaware law, may be subject to liability. To guard against this risk, the Acquiring Fund's organizational documents (i) contain an express disclaimer of shareholder liability for acts or obligations of the Fund and require notice of such disclaimer in each agreement, obligation or instrument entered into by the trust and (ii) provide for shareholder indemnification out of the series or Fund if any shareholder is held personally liable for the obligations of the Fund. Management of the Acquiring Fund believes the risk of liability to a shareholder beyond his or her investment is remote.

  Shareholders of a Maryland corporation currently have no personal liability for the corporation's acts or obligations, except that a shareholder may be liable to the extent that (i) the dividends a shareholder receives exceed the amount which properly could have been paid under Maryland law, (ii) the consideration paid to a shareholder by the Maryland corporation for stock was paid in violation of Maryland law or (iii) a shareholder otherwise receives any distribution, payment or release which exceeds the amount which a shareholder could properly receive under Maryland law.

  Neither Fund is required, and neither Fund anticipates, holding annual meetings of its shareholders. Each Fund has certain mechanics whereby shareholders can call a special meeting of their Fund. Shareholders generally have the right to approve investment advisory agreements, elect trustees/directors, change fundamental investment policies, ratify the selection of independent auditors and vote on other matters required by law or deemed desirable by their Boards.

  The business of each of the Target Fund and the Acquiring Fund is supervised by the respective Board of such Fund. Each Board consists of the same members. The responsibilities, powers and fiduciary duties of directors under Maryland law are substantially the same as those for trustees under Delaware law. For the Target Fund and the Acquiring Fund, director/trustee vacancies may be filled by approval of a majority of the directors/trustees then in office subject to provisions of the 1940 Act. Directors/trustees terms are until the later of the election of such person's successor or resignation or removal. Each Fund has the same mandatory retirement age provisions for directors/trustees. Directors of the Target Fund may be removed with or without cause by vote of a majority of the shares present or in person at a meeting. Trustees of the Acquiring Fund may be removed with or without cause by vote of two-thirds of the shares then outstanding or by vote of two-third's of the number of trustees prior to such removal.

  The foregoing is only a summary of certain differences between the Target Fund under Maryland law and the Acquiring Fund under Delaware law. It is not intended to be a complete list of differences and shareholders should refer to the provisions of each Fund's applicable organizational documents for a more thorough comparison. Such documents are filed as part of each Fund's registration statements with the SEC, and shareholders may obtain copies of such documents as described on page 2 of this Prospectus/Proxy Statement.

                      INFORMATION ABOUT THE REORGANIZATION

GENERAL

  Under the Reorganization Agreement, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Class A, B and C Shares of the Acquiring Fund. The Class A, B and C Shares of the Acquiring Fund issued to the Target Fund will have an aggregate value equal to the aggregate value of the Target Fund shares immediately prior to the Reorganization less the expenses of the Reorganization. Upon receipt by the Target Fund of the Class A, B and C Shares of the Acquiring Fund, the Target Fund will distribute the shares to Target Fund shareholders. Then, as soon as practicable after the Closing Date, the Target Fund will be dissolved under applicable state law.

  The Target Fund will distribute the Class A, B and C Shares of the Acquiring Fund received by it pro rata to Target Fund shareholders of record in exchange for their shares in the Target Fund. This distribution will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund shareholders and transferring to those shareholder accounts the Class A, B and C Shares of the Acquiring Fund previously credited on those books to the accounts of the Target Fund shareholders. Each newly-opened account on the books of the Acquiring Fund for the previous Target Fund shareholders will represent the respective pro rata number of Class A, B and C Shares of the Acquiring Fund due such shareholder.

  Accordingly, as a result of the Reorganization, each Target Fund shareholder would own Class A, B and C Shares of the Acquiring Fund that would have an aggregate value immediately after the Closing Date equal to the aggregate value of that shareholder's Target Fund shares immediately prior to the Closing Date less the applicable pro rata share of the expenses of the Reorganization. The Reorganization will not result in dilution of either Fund's shares. However, as a result of the Reorganization, a shareholder of either of the Target Fund or the Acquiring Fund will hold a reduced percentage of ownership in the larger combined fund than the shareholder did in either of the separate Funds.

  No sales charge or fee of any kind will be assessed to the Target Fund shareholders in connection with their receipt of Class A, B and C Shares of the Acquiring Fund in the Reorganization.

TERMS OF THE AGREEMENT

  Pursuant to the Agreement, the Acquiring Fund will acquire all of the assets and the liabilities of the Target Fund on the date of the Closing in consideration for Class A, B and C Shares of the Acquiring Fund.

  Subject to the Target Fund's shareholders approving the Reorganization, the Closing Date will be within 15 business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the Special Meeting or such later date as soon as practicable thereafter as the Acquiring Fund and the Target Fund may mutually agree.

  On the Closing Date, the Target Fund will transfer to the Acquiring Fund all of its assets and liabilities. The Acquiring Fund will in turn transfer to the Target Fund a number of its Class A, B and C Shares equal in value to the value of the net assets of the Target Fund transferred to the Acquiring Fund as of the Closing Date, as determined in accordance with the valuation method described in the Acquiring Fund's then current prospectus less the expenses of the Reorganization. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Fund will distribute on or before the Closing Date all or substantially all of their respective undistributed net investment income (including net capital gains) as of such date.

  The Target Fund expects to distribute the Class A, B and C Shares of the Acquiring Fund to the shareholders of the Target Fund promptly after the Closing Date and then terminate its registration under the 1940 Act and dissolve pursuant to a plan of dissolution adopted by the Board.

  The Acquiring Fund and the Target Fund have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business.

  Unless waived in accordance with the Agreement, the obligations of the parties to the Agreement are conditioned upon, among other things:

    - the approval of the Reorganization by the Target Fund's shareholders;

    - the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Agreement;

    - the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

    - the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties' agreements, obligations and covenants required by the Agreement;

    - the effectiveness under applicable law of the registration statement of the Acquiring Fund of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

    - the receipt of opinions of counsel relating to, among other things, the tax free nature of the Reorganization.

  The Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the Target Fund, provided that no such amendment after such approval shall be made if it would have a material adverse affect on the interests of Target Fund shareholders. The Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to closing.

  The Target Fund Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the Target Fund's shareholders (as described more fully in "-- Reasons for the Proposed Reorganization" below) and that the interests of the Target Fund's existing shareholders will not be diluted as a result of consummation of the proposed Reorganization.

REASONS FOR THE REORGANIZATION

  In determining whether to recommend approval of the proposed Reorganization to shareholders of the Target Fund, the Target Fund Board considered a number of factors, including, but not limited to: (i) the Adviser currently manages the assets of each of the Target Fund and the Acquiring Fund; (ii) the expenses and advisory fees applicable to the Target Fund and the Acquiring Fund before the Reorganization and the estimated expense ratios of the combined fund after the Reorganization; (iii) the comparative investment performance of the Target Fund and the Acquiring Fund; (iv) the future growth and performance prospects of the Target Fund; (v) the terms and conditions of the Reorganization Agreement and whether the proposed Reorganization would result in dilution of Target Fund shareholder interests; (vi) the advantages of eliminating duplication of effort in marketing funds having similar investment objectives, investment policies and practices and portfolio management personnel in addition to the economies of scale potentially realized through the combination of the two funds; (vii) the compatibility of the funds' investment objectives, policies, risks and restrictions; (viii) the compatibility of the funds' service features available to shareholders, including the retention of applicable holding periods and exchange privileges; (ix) the costs estimated to be incurred by the Target Fund as a result of the Reorganization; and (x) the anticipated tax consequences of the Reorganization.

  Based upon its evaluation of all relevant information, the Target Fund Board anticipates that the Reorganization would benefit Target Fund shareholders in the following ways:

    - Achievement of Economies of Scale and Reduced Per Share Expenses. Combining the Target Fund with the Acquiring Fund should lead to reduced total operating expenses for shareholders of the Target Fund, on a per share basis, by allowing fixed and relatively fixed costs, such as accounting, legal and printing expenses, to be spread over a larger asset base. Any reductions in expenses on a per share basis should, in turn, have a favorable effect on the relative total return to shareholders of the Target Fund. Management anticipates that the Reorganization would have no or only a de minimis effect upon current shareholders of the Acquiring Fund.

    - Elimination of Separate Operations. Consolidating the Target Fund and the Acquiring Fund should eliminate the duplication of services and expenses that currently exists as a result of their separate operations. Consolidating the separate operations of the Target Fund with those of the Acquiring Fund should promote more efficient operations on a more cost-effective basis.

    - Benefits to the Portfolio Management Process. The larger net asset size of the Acquiring Fund generally permits it to purchase larger individual portfolio investments that may result in reduced transaction costs or more favorable pricing and provide the opportunity for greater portfolio diversity.

  The Target Fund Board has determined that the Reorganization is in the best interests of shareholders of each class of the Target Fund and that the interests of such shareholders will not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Acquiring Fund has determined that the Reorganization is in the best interests of shareholders of each class of the Acquiring Fund and that the interests of such shareholders will not be diluted as a result of the Reorganization. As a result of the Reorganization, however, a shareholder of either Fund will hold a reduced percentage of ownership in the larger combined fund than he or she did in either of the separate Funds.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

  The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for federal income tax purposes. This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

  It is a condition to closing the Reorganization that each of the Target Fund and the Acquiring Fund receives an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois), special counsel to each Fund ("Skadden Arps"), dated as of the Closing Date, regarding the characterization of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code. As such a reorganization, the federal income tax consequences of the Reorganization can be summarized as follows:

    - No gain or loss will be recognized by the Target Fund or the Acquiring Fund upon the transfer of the assets of the Target Fund to the Acquiring Fund in exchange solely for the Class A, B or C Shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund and the subsequent liquidation of the Target Fund.

    - No gain or loss will be recognized by a shareholder of the Target Fund who exchanges all of his, her or its Class A, B or C Shares of the Target Fund solely for, respectively, the Class A, B or C Shares of the Acquiring Fund pursuant to the Reorganization.

    - The aggregate tax basis of the Class A, B or C Shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Class A, B or C Shares of the Target Fund surrendered in exchange therefor.

    - The holding period of the Class A, B or C Shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization will include the holding period of the Class A, B or C Shares of the Target Fund surrendered in exchange therefor.

    - The Acquiring Fund's tax basis in the Target Fund's assets received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization, and the Acquiring Fund's holding period of such assets will, in each instance, include the period during which the assets were held by the Target Fund.

  The opinion of Skadden Arps will be based on federal income tax law in effect on the Closing date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

  The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

  Shareholders of the Target Fund may redeem their shares or exchange their shares for shares of certain other funds distributed by the Distributor at any time prior to the closing of the Reorganization. See "Purchase, Valuation, Redemption and Exchange of Shares" above. Redemptions of shares and such exchanges of shares into such other funds (other than the Acquiring Fund) generally are taxable transactions. Shareholders should consult with their own tax advisers in this regard.

EXPENSES OF THE REORGANIZATION

  The expenses of the Reorganization will be borne by the Target Fund in the event the Reorganization is completed due to the fact that the Target Fund is expected to receive most of the benefits of the Reorganization. Management believes that shareholders of the Target Fund and the Acquiring Fund will benefit from the Reorganization due to anticipated decreases in operating expenses of each Fund and the Adviser will benefit from operational efficiencies of the combined Fund. See the "Fee and Expense Comparison Table" above. Management of the Target Fund and the Acquiring Fund estimate total costs of the Reorganization to be approximately $313,000. In the event the Reorganization is not completed, the Adviser will bear the costs associated with the Reorganization. The Target Fund Board has reviewed and approved the foregoing arrangements with respect to expenses and other charges relating to the Reorganization.

  Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Fund's Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Prospectus/Proxy Statement; legal fees incurred preparing materials for the Board of each Fund, attending each Fund's Board meetings and preparing the minutes; auditing fees associated with each Fund's financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Neither the Funds nor the Adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS; SHARE CERTIFICATES

  If the Reorganization is approved, the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of shares of the Acquiring Fund. The shareholder services and shareholder programs of the Target Fund and the Acquiring Fund are substantially identical. Shareholders of the Target Fund who are accumulating Target Fund shares under the dividend reinvestment plan, or who are receiving payment under the systematic withdrawal plan with respect to Target Fund shares, will retain the same rights and privileges after the Reorganization in connection with the Class A, B or C Shares of the Acquiring Fund received in the Reorganization through substantially identical plans maintained by the Acquiring Fund.

  It will not be necessary for shareholders of the Target Fund to whom certificates have been issued to surrender their certificates. Upon dissolution of the Target Fund, such certificates will become null and void. However, Target Fund shareholders holding such certificates may want to present such certificates to receive certificates of the Acquiring Fund (to simplify substantiation of and to preserve the tax basis of separate lots of shares).

LEGAL MATTERS

  Certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of Class A, B and C Shares of the Acquiring Fund will be passed on by Skadden Arps, 333 West Wacker Drive, Chicago, Illinois 60606, which serves as counsel to the Target Fund and the Acquiring Fund. Wayne
W. Whalen, a partner of Skadden Arps, is a Director of the Target Fund and a Trustee of the Acquiring Fund.

SHAREHOLDER APPROVAL

  The Target Fund Board has unanimously approved the Reorganization, subject to shareholder approval. Shareholder approval of the Reorganization requires the affirmative vote of Target Fund shareholders representing a majority of the outstanding shares of the Target Fund. The Target Fund Board recommends voting "FOR" the proposed Reorganization.

                               OTHER INFORMATION

SHAREHOLDER INFORMATION

  At the close of business on January 16, 2004, the record date (the "Record
Date") with respect to the Special Meeting, there were          Class A Shares,
         Class B and          Class C Shares of the Target Fund outstanding. As
of the Record Date, the directors and officers of the Target Fund as a group owned less than 1% of the shares of the Target Fund. As of the Record Date, no person was known by the Target Fund to own beneficially or of record as much as 5% of the Class A, B or C Shares of the Target Fund except as follows:

SHAREHOLDER AND ADDRESS                   CLASS OF SHARES   PERCENTAGE OWNERSHIP
-----------------------                   ---------------   --------------------


  As of the Record Date, there were          Class A Shares,          Class B
Shares and          Class C Shares of the Acquiring Fund outstanding. As of the
Record Date, the trustees and officers of the Acquiring Fund as a group owned less than 1% of the outstanding shares of the Fund. As of the Record Date, no person was known by the Acquiring Fund to own beneficially or of record as much as 5% of the Class A, B or C Shares of the Fund except as follows:

SHAREHOLDER AND ADDRESS                   CLASS OF SHARES   PERCENTAGE OWNERSHIP
-----------------------                   ---------------   --------------------


SHAREHOLDER PROPOSALS

  The Funds do not hold regular annual meetings of shareholders. As a general matter, the Acquiring Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. In the event the Reorganization is not completed, the Target Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Target Fund or the Acquiring Fund should send such proposal to the respective Fund at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

SOLICITATION OF PROXIES

  Solicitation of proxies is being made primarily by the mailing of this Notice
and Prospectus/Proxy Statement with its enclosures on or about February   ,
2004. Target Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of Van Kampen and its affiliate as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, telegraph, facsimile or oral communication. The Target Fund has retained ALAMO Direct Mail Services, Inc. ("ALAMO") to make telephone calls to Target Fund Shareholders to remind them to vote. In addition, ALAMO and D.F. King & Co., Inc., ("D.F. King"), each a professional proxy solicitation firm, may also be retained to assist with any necessary solicitation of proxies. Target Fund shareholders may receive a telephone call from a professional proxy solicitation firm asking them to vote. In the event of a solicitation by ALAMO and/or D.F. King, the solicitor would be paid a project management fee not to exceed $3,000 as well as fees charged on a per call basis and certain other expenses. Proxy solicitation expenses are an expense of the Reorganization which will be borne by Target Fund shareholders if the Reorganization is approved and completed.

                      VOTING INFORMATION AND REQUIREMENTS

  The affirmative vote of shareholders representing a majority of the outstanding shares of the Target Fund is required to approve the proposed Reorganization. The Target Fund Board has fixed the close of business on January 16, 2004 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. Target Fund shareholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights.

  Target Fund shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed proxy card. Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the secretary of the Target Fund or by voting in person at the Special Meeting.

  All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the approval of the proposed Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) have the same effect as votes "AGAINST" the Reorganization since approval of the proposal is based on the affirmative vote of a majority of the total shares outstanding. One-third of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

  The Target Fund Board knows of no business other than that described in the Notice which will be presented for consideration at the Special Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote proxies in accordance with their best judgment.

  In the event that a quorum is present at the Special Meeting but sufficient votes to approve the proposed Reorganization are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies on the proposed Reorganization, provided that the Target Fund Board determines that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Special Meeting to be adjourned.

  If you cannot be present in person at the meeting, you are requested to fill in, sign and return the enclosed proxy card promptly. No postage is necessary if mailed in the United States.

                                       A. Thomas Smith III
                                       Vice President and Secretary
February   , 2004

                         [VAN KAMPEN INVESTMENTS LOGO]

                       SUPPLEMENT DATED NOVEMBER 30, 2003
                                     TO THE

                      PROSPECTUSES DATED JANUARY 30, 2003
          VAN KAMPEN TAX FREE TRUST, ON BEHALF OF EACH OF ITS SERIES,
                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
                    VAN KAMPEN INSURED TAX FREE INCOME FUND
               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND
                        VAN KAMPEN MUNICIPAL INCOME FUND
                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND
                   VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

                       PROSPECTUS DATED JANUARY 30, 2003
                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

                        PROSPECTUS DATED APRIL 30, 2003
           VAN KAMPEN U.S. GOVERNMENT TRUST ON BEHALF OF ITS SERIES,
                        VAN KAMPEN U. S. GOVERNMENT FUND

                      PROSPECTUSES DATED OCTOBER 31, 2003
         VAN KAMPEN SERIES FUND, INC., ON BEHALF OF EACH OF ITS SERIES,
                         VAN KAMPEN AMERICAN VALUE FUND
                        VAN KAMPEN EMERGING MARKETS FUND
                    VAN KAMPEN EMERGING MARKETS INCOME FUND
                         VAN KAMPEN EQUITY GROWTH FUND
                     VAN KAMPEN EUROPEAN VALUE EQUITY FUND
                          VAN KAMPEN FOCUS EQUITY FUND
                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        VAN KAMPEN GLOBAL FRANCHISE FUND
                      VAN KAMPEN GLOBAL VALUE EQUITY FUND
                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                         VAN KAMPEN MID CAP GROWTH FUND
                             VAN KAMPEN VALUE FUND

                       PROSPECTUS DATED OCTOBER 31, 2003
                         VAN KAMPEN TAX FREE MONEY FUND

                        PROSPECTUSES DATED JULY 31, 2003
           VAN KAMPEN EQUITY TRUST, ON BEHALF OF EACH OF ITS SERIES,
                       VAN KAMPEN AGGRESSIVE GROWTH FUND
                             VAN KAMPEN GROWTH FUND
                         VAN KAMPEN SELECT GROWTH FUND
                        VAN KAMPEN SMALL CAP GROWTH FUND
                        VAN KAMPEN SMALL CAP VALUE FUND
                            VAN KAMPEN UTILITY FUND

                         PROSPECTUS DATED JULY 31, 2003
               VAN KAMPEN TRUST, ON BEHALF OF EACH OF ITS SERIES,
                           VAN KAMPEN HIGH YIELD FUND

    Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management. In all instances, references to Van Kampen Investment Advisory Corp. are hereby deleted and replaced with Van Kampen Asset Management.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                    MF SPT 11/03
                                                                     65048SPT-01

Van Kampen Growth Fund
 -------------------------------------------------------------------------------

Van Kampen Growth Fund's investment objective is to seek capital growth. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks and other equity securities of growth companies.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                    This Prospectus is dated JULY 31, 2003,
                     as supplemented on SEPTEMBER 30, 2003

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents

Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Policies and Risks....................   7
Investment Advisory Services................................  10
Purchase of Shares..........................................  11
Redemption of Shares........................................  18
Distributions from the Fund.................................  20
Shareholder Services........................................  20
Federal Income Taxation.....................................  22
Financial Highlights........................................  24

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital growth.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks and other equity securities of growth companies. The Fund's investment adviser invests in companies that it believes exhibit some or all of the following characteristics: (i) superior growth prospects, (ii) accelerating returns on invested capital, (iii) sustainable competitive advantages, and (iv) experienced and incentivized management teams. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The Fund emphasizes a growth style of investing. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.

RISKS OF MEDIUM-SIZED COMPANIES. The Fund invests primarily in medium-sized companies which often are newer or less established companies than larger-sized companies. Investments in medium-sized companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of medium-sized companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, medium-sized companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of medium-sized companies generally are less liquid than larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE
In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital growth over the long-term

- Do not seek current income from their investment

- Can withstand substantial volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that emphasizes a growth style of investing in common stocks and other equity securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the seven calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1996*                                                                            61.99
1997*                                                                            27.01
1998                                                                             23.30
1999                                                                             59.07
2000                                                                             -2.77
2001                                                                            -19.64
2002                                                                            -25.09

* Prior to February 3, 1997, the Fund had not engaged in a broad continuous public offering of its shares, had sold shares to only a limited number of investors and had not been subject to redemption requests. One factor impacting the Fund's 1996 performance was the Fund's investments in initial public offerings (IPOs). These investments had a greater effect on the Fund's 1996 performance than similar investments made in subsequent years, in part because of the smaller size of the Fund in 1996. There is no assurance that the Fund's future investments in IPOs will have the same effect on performance as the IPOs did in 1996.

The Fund's return for the six-month period ended June 30, 2003 for Class A Shares was 11.05%. As a result of market activity, current performance may vary from the figures shown.

The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the seven-year period shown in the bar chart, the highest quarterly return for Class A Shares was 46.43% (for the quarter ended December 31, 1999) and the lowest quarterly return for Class A Shares was -24.24% (for the quarter ended December 31, 2000).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Standard & Poor's 500 Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2002 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.

    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED            PAST      PAST       SINCE
    DECEMBER 31, 2002       1 YEAR    5 YEARS   INCEPTION
-------------------------------------------------------------
    Van Kampen Growth
    Fund -- Class A Shares

      Return Before Taxes   -29.41%    1.59%      12.22%(1)

      Return After Taxes
      on Distributions      -29.41%   -0.82%       9.73%(1)

      Return After Taxes
      on Distributions and
      Sale of Fund Shares   -18.06%    1.06%       9.80%(1)

    Standard & Poor's 500
    Index                   -22.10%   -0.59%       6.87%(2)
..............................................................
    Van Kampen Growth
    Fund -- Class B Shares

      Return Before Taxes   -29.35%    1.81%      12.42%(1)**

    Standard & Poor's 500
    Index                   -22.10%   -0.59%       6.87%(2)
..............................................................
    Van Kampen Growth
    Fund -- Class C Shares

      Return Before Taxes   -26.33%    2.01%      12.42%(1)

    Standard & Poor's 500
    Index                   -22.10%   -0.59%       6.87%(2)
..............................................................

Inception dates: (1) 12/27/95, (2) 12/31/95.

 * The Standard & Poor's 500 Index is an unmanaged index generally representative of the U.S. stock market.

** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee                None         None         None
.................................................................
Exchange fee                  None         None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
----------------------------------------------------------------
Management fees              0.75%        0.75%        0.75%
.................................................................
Distribution and/or
service (12b-1) fees(5)      0.25%        1.00%(6)     1.00%(6)
.................................................................
Other expenses               0.54%        0.54%        0.54%
.................................................................
Total annual fund
operating expenses           1.54%        2.29%        2.29%
.................................................................

(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:
                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."

(6) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $723      $1,033      $1,366      $2,304
......................................................................
Class B Shares           $732      $1,015      $1,375      $2,438*
......................................................................
Class C Shares           $332      $  715      $1,225      $2,626
......................................................................

You would pay the following expenses if you did not redeem your shares:

                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $723      $1,033      $1,366      $2,304
......................................................................
Class B Shares           $232      $  715      $1,225      $2,438*
......................................................................
Class C Shares           $232      $  715      $1,225      $2,626
......................................................................

* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------

The Fund's investment objective is to seek capital growth. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks and other equity securities of growth companies. The process for investing is research intensive and the Fund's investment adviser focuses primarily on bottom-up fundamental analysis, rather than employing a top-down approach. The majority of the research is generated internally by portfolio managers and their analysts. The Fund's investment adviser closely tracks companies' earnings quality through detailed financial modeling to ensure that reported results accurately reflect the underlying economics and trends in the business. In addition, the Fund's investment adviser utilizes an extensive network of industry contacts and access to management teams to monitor changes in the competitive position of the companies in the Fund. The Fund's investment adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

While the Fund invests primarily in common stocks, the Fund may invest in preferred stocks and securities convertible into common stocks or other equity securities. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Generally, warrants are securities that may be exchanged for a prescribed amount of common stock or other equity security of the issuer within a particular period of time at a specified price or in accordance with a specified formula. Warrants do not carry with them the right to dividends and they do not represent any rights in the assets of the issuer. As a result, any such investments may be considered to be more speculative than most other types of equity investments.

The Fund also may invest in debt securities of various maturities considered "investment grade" at the time of investment. A subsequent reduction in rating does not require the Fund to dispose of a security. Investment grade securities are securities rated BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by any other nationally recognized statistical rating organization or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grade categories and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities generally tends to fluctuate more in response to changes in interest rates than short-term debt securities.

                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in foreign securities in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various investment strategic transactions described below to facilitate portfolio management and to seek to mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that these transactions will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures contracts. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instrument. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

The Fund may lend its portfolio securities in an amount up to 50% of its total assets to broker-dealers, banks or other institutional borrowers of securities. Such loans must be callable at any time and the borrower at all times during the loan must maintain cash or liquid securities as collateral or provide the Fund an irrevocable letter of credit equal to at least 100% of the value of the securities loaned (including accrued interest). During the time portfolio securities are on loan, the Fund receives any dividends or interest paid on such securities and receives the interest earned on the collateral which is invested in short-term instruments or receives an agreed-upon amount of interest income from the borrower who had delivered the collateral or letter of credit. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital growth has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and in investment grade corporate debt securities. Under normal market conditions, the potential for capital growth on these securities will tend to be lower than the potential for capital growth on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------

THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $73 billion under management or supervision as of June 30, 2003. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
---------------------------------------------
    First $500 million           0.75%
..............................................
    Next $500 million            0.70%
..............................................
    Over $1 billion              0.65%
..............................................

Applying this fee schedule, the effective advisory fee rate was 0.75% of the Fund's average daily net assets for the Fund's fiscal year ended March 31, 2003. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Small/MidCap Growth team. The team is made up of established investment professionals. Current members of the team include Dennis Lynch and David Cohen, Executive Directors of the Adviser. The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers after the close of the Exchange or orders received by authorized dealers that are not transmitted to Investor Services, until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947 or by telephone at (800) 847-2424.

There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
------------------------------------------------
    First                       5.00%
.................................................
    Second                      4.00%
.................................................
    Third                       3.00%
.................................................
    Fourth                      2.50%
.................................................
    Fifth                       1.50%
.................................................
    Sixth and After              None
.................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund

(or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Van Kampen retirement plans will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).

(11) Unit investment trusts sponsored by the Distributor or its affiliates.

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted timely to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute at least annually all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).

The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." Distributions from the Fund designated as capital gain dividends will be eligible for the reduced rate applicable to long-term capital gains.

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008).

Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares.

The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------

    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information for the fiscal years ended March 31, 2003, 2002 and 2001 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended March 31, 2000, the nine-month period ended March 31, 1999 and the fiscal year ended June 30, 1998 has been audited by the Fund's former independent auditors. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                          CLASS A SHARES
                                                                                                NINE MONTHS         YEAR
                                                      YEAR ENDED MARCH 31,                         ENDED           ENDED
                                        -------------------------------------------------        MARCH 31,        JUNE 30,
                                        2003(A)       2002(A)       2001(A)       2000(A)         1999(A)           1998
      --------------------------------------------------------------------------------------------------------------------

      Net Asset Value, Beginning of
       the Period.....................   $18.95       $18.60         $40.22       $23.30          $23.46           $17.88
                                        -------       ------        -------       ------          ------           ------
       Net Investment Loss............     (.13)        (.19)          (.30)        (.32)           (.18)            (.14)
       Net Realized and Unrealized
        Gain/Loss.....................    (4.93)         .57         (13.82)       20.61             .60             6.71
                                        -------       ------        -------       ------          ------           ------
      Total from Investment
       Operations.....................    (5.06)         .38         (14.12)       20.29             .42             6.57
                                        -------       ------        -------       ------          ------           ------
      Less Distributions from Net
       Realized Gain..................      -0-          .03           7.50         3.37             .58              .99
                                        -------       ------        -------       ------          ------           ------
      Net Asset Value, End of the
       Period.........................   $13.89       $18.95         $18.60       $40.22          $23.30           $23.46
                                        =======       ======        =======       ======          ======           ======
      Total Return *..................  -26.70%(b)     2.06%(b)     -38.95%(b)    93.18%(b)        2.18%(b)**      38.52%(b)
      Net Assets at End of the Period
       (In millions)..................   $190.7       $169.1          $95.5       $106.3           $60.1            $64.9
      Ratio of Expenses to Average Net
       Assets *.......................    1.54%        1.43%          1.33%        1.44%           1.64%            1.30%
      Ratio of Net Investment Loss to
       Average Net Assets *...........    (.89%)      (1.02%)        (1.00%)      (1.14%)         (1.19%)           (.64%)
      Portfolio Turnover..............     180%         127%           172%         170%             82%**           125%
       *If certain expenses had not
        been voluntarily assumed by
        the Adviser, total return
        would have been lower and the
        ratios would have been as
        follows:
      Ratio of Expenses to Average Net
       Assets.........................      N/A          N/A            N/A          N/A           1.68%            1.58%
      Ratio of Net Investment Loss to
       Average Net Assets.............      N/A          N/A            N/A          N/A          (1.23%)           (.92%)

                                                                        CLASS B SHARES
                                                                                            NINE MONTHS         YEAR
                                                    YEAR ENDED MARCH 31,                       ENDED           ENDED
                                        ---------------------------------------------        MARCH 31,        JUNE 30,
                                        2003(A)   2002(A)       2001(A)       2000(A)         1999(A)           1998
      --------------------------------  ------------------------------------------------------------------------------
      Net Asset Value, Beginning of
       the Period.....................   $17.90    $17.70        $39.06       $22.87          $23.17           $17.80
                                        -------   -------       -------       ------          ------           ------
       Net Investment Loss............     (.24)     (.31)         (.52)        (.52)           (.30)            (.27)
       Net Realized and Unrealized
        Gain/Loss.....................    (4.64)      .54        (13.34)       20.08             .58             6.63
                                        -------   -------       -------       ------          ------           ------
      Total from Investment
       Operations.....................    (4.88)      .23        (13.86)       19.56             .28             6.36
                                        -------   -------       -------       ------          ------           ------
      Less Distributions from Net
       Realized Gain..................      -0-       .03          7.50         3.37             .58              .99
                                        -------   -------       -------       ------          ------           ------
      Net Asset Value, End of the
       Period.........................   $13.02    $17.90        $17.70       $39.06          $22.87           $23.17
                                        =======   =======       =======       ======          ======           ======
      Total Return *..................  -27.26%(c)   1.32%(c)   -39.49%(c)    91.74%(c)        1.60%(c)**      37.56%(c)
      Net Assets at End of the Period
       (In millions)..................    $81.1    $116.8         $97.0       $115.6           $72.8            $79.7
      Ratio of Expenses to Average Net
       Assets *.......................    2.27%     2.19%         2.10%        2.18%           2.40%            2.05%
      Ratio of Net Investment Loss to
       Average Net Assets *...........   (1.63%)   (1.78%)       (1.77%)      (1.89%)         (1.95%)          (1.40%)
      Portfolio Turnover..............     180%      127%          172%         170%             82%**           125%
       *If certain expenses had not
        been voluntarily assumed by
        the Adviser, total return
        would have been lower and the
        ratios would have been as
        follows:
      Ratio of Expenses to Average Net
       Assets.........................      N/A       N/A           N/A          N/A           2.44%            2.34%
      Ratio of Net Investment Loss to
       Average Net Assets.............      N/A       N/A           N/A          N/A          (1.99%)          (1.68%)

                                                                        CLASS C SHARES
                                                                                            NINE MONTHS         YEAR
                                                    YEAR ENDED MARCH 31,                       ENDED           ENDED
                                        ---------------------------------------------        MARCH 31,        JUNE 30,
                                        2003(A)   2002(A)       2001(A)       2000(A)         1999(A)           1998
      --------------------------------  ----------------------------------------------------------------------------------
      Net Asset Value, Beginning of
       the Period.....................   $17.89    $17.69        $39.01       $22.87          $23.17           $17.79
                                        -------   -------       -------       ------          ------           ------
       Net Investment Loss............     (.23)     (.31)         (.50)        (.52)           (.30)            (.31)
       Net Realized and Unrealized
        Gain/Loss.....................    (4.64)      .54        (13.32)       20.03             .58             6.68
                                        -------   -------       -------       ------          ------           ------
      Total from Investment
       Operations.....................    (4.87)      .23        (13.82)       19.51             .28             6.37
                                        -------   -------       -------       ------          ------           ------
      Less Distributions from Net
       Realized Gain..................      -0-       .03          7.50         3.37             .58              .99
                                        -------   -------       -------       ------          ------           ------
      Net Asset Value, End of the
       Period.........................   $13.02    $17.89        $17.69       $39.01          $22.87           $23.17
                                        =======   =======       =======       ======          ======           ======
      Total Return *..................  -27.22%(d)   1.32%(d)   -39.43%(d)    91.52%(d)        1.60%(d)**      37.56%(d)
      Net Assets at End of the Period
       (In millions)..................    $21.5     $22.7         $13.7        $11.8            $7.4             $9.2
      Ratio of Expenses to Average Net
       Assets *.......................    2.29%     2.19%         2.10%        2.19%           2.41%            2.05%
      Ratio of Net Investment Loss to
       Average Net Assets *...........   (1.62%)   (1.78%)       (1.77%)      (1.89%)         (1.96%)          (1.39%)
      Portfolio Turnover..............     180%      127%          172%         170%             82%**           125%
       *If certain expenses had not
        been voluntarily assumed by
        the Adviser, total return
        would have been lower and the
        ratios would have been as
        follows:
      Ratio of Expenses to Average Net
       Assets.........................      N/A       N/A           N/A          N/A           2.45%            2.34%
      Ratio of Net Investment Loss to
       Average Net Assets.............      N/A       N/A           N/A          N/A          (2.00%)          (1.68%)

    ** Non-Annualized

    (a) Based on average shares outstanding.

    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

    (d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and services fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    N/A = Not Applicable.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
  -  Call your broker
  -  WEB SITE
     www.vankampen.com
  -  FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
  -  WEB SITE
     www.vankampen.com
  -  FUNDINFO(R)
     Automated Telephone System 800-847-2424
  -  VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
  -  For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN GROWTH FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, NJ 07303-0947
Attn: Van Kampen Growth Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713
Boston, MA 02110-1713
Attn: Van Kampen Growth Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                                 JULY 31, 2003,
                     as supplemented on SEPTEMBER 30, 2003

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES
                                   PROSPECTUS

Van Kampen
Growth Fund

                         [VAN KAMPEN INVESTMENTS LOGO]
GF PRO 7/03A
65189PRO
The Fund's Investment Company
Act File No. is 811-4805.

                      STATEMENT OF ADDITIONAL INFORMATION

          RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF

                         VAN KAMPEN MID CAP GROWTH FUND

                        BY AND IN EXCHANGE FOR SHARES OF

                             VAN KAMPEN GROWTH FUND

                            DATED FEBRUARY   , 2004

                             ---------------------

     This Statement of Additional Information is available to the shareholders of Van Kampen Mid Cap Growth Fund (the "Target Fund") in connection with a proposed transaction whereby all of the assets and liabilities of the Target Fund would be transferred to Van Kampen Growth Fund (the "Acquiring Fund") in exchange for Class A, B and C Shares of the Acquiring Fund. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus/Proxy Statement.

     This Statement of Additional Information is not a prospectus and should be
read in conjunction with the Prospectus/Proxy Statement dated February   , 2004
relating to the reorganization of the Target Fund. A copy of the Prospectus/Proxy Statement may be obtained, without charge, by writing to the Van Kampen Client Relations Department at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by calling 1-800-231-2808 (TDD users may call 1-800-421-2833).

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Proposed Reorganization.....................................  B-1
Additional Information about the Target Fund................  B-1
Additional Information about the Acquiring Fund.............  B-1
Financial Statements........................................  B-2
Pro Forma Financial Statements..............................  B-2

     The Acquiring Fund will provide, without charge, upon request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

                            PROPOSED REORGANIZATION

     The shareholders of the Target Fund are being asked to approve an acquisition by the Acquiring Fund of all the assets and liabilities of the Target Fund solely in exchange for Class A, B and C Shares of the Acquiring Fund (the "Reorganization") pursuant to an Agreement and Plan of Reorganization by and between the Target Fund and the Acquiring Fund (the "Reorganization Agreement"). A copy of a form of the Reorganization Agreement is attached hereto as Appendix A.

                  ADDITIONAL INFORMATION ABOUT THE TARGET FUND

     Included herein in its entirety is the Statement of Additional Information for the Target Fund dated October 31, 2003, as supplemented, which has been filed with the Securities and Exchange Commission and is attached hereto as Appendix B.

                ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

     Included herein in its entirety is the Statement of Additional Information of the Acquiring Fund, dated July 31, 2003, as supplemented, attached as Appendix C.

                              FINANCIAL STATEMENTS

     Included herein in their respective entireties are (i) the audited financial statements of the Target Fund for the period ended June 30, 2003, included in Appendix B, (ii) the audited financial statements of the Acquiring Fund for the period ended March 31, 2003, included in Appendix C, and (iii) the unaudited financial statements of the Acquiring Fund for the six-month period ended September 30, 2003, included in Appendix D.

                         PRO FORMA FINANCIAL STATEMENTS

     Attached hereto as Appendix E are unaudited pro forma financial statements of the Acquiring Fund giving effect to the Reorganization as of September 30, 2003.

                                                                      APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement and Plan of Reorganization (the "Agreement") is made as of
          , 2003, by Van Kampen Equity Trust (the "Equity Trust"), a registered open-end investment company, SEC File No. 811-4805, on behalf of its series, Van Kampen Growth Fund (the "Acquiring Fund"), and Van Kampen Series Fund, Inc. (the "Series Fund"), a registered open-end investment company, SEC File No. 811-7140, on behalf of its series, Van Kampen Mid Cap Growth Fund (the "Target Fund").

                              W I T N E S S E T H:

     WHEREAS, the Board of Directors of the Series Fund, on behalf of the Target Fund (the "Target Fund Board"), and the Board of Trustees of the Equity Trust, on behalf of the Acquiring Fund (the "Acquiring Fund Board" and, together with the Target Fund Board, the "Boards"), have determined that this Agreement, whereby the Target Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, is in the best interests of the shareholders of their respective funds; and

     WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");

     NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.  PLAN OF TRANSACTION.

     A. TRANSFER OF ASSETS. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Target Fund will convey, transfer and deliver to the Acquiring Fund at the closing provided for in Section 2 hereof, all of the existing assets of the Target Fund (including accrued interest to the Closing Date (as defined below)), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the "Assets").

     B. CONSIDERATION. In consideration thereof, the Acquiring Fund agrees that the Acquiring Fund at the closing will (i) deliver to the Target Fund full and fractional Class A, Class B and Class C common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund with an aggregate net asset value equal to the aggregate dollar value of the Assets net of any liabilities of the Target Fund described in Section 3.E. hereof (the "Liabilities") determined pursuant to Section 3.A. of this Agreement (collectively, the "Acquiring Fund Shares") and (ii) assume all of the Liabilities of the Target Fund. The calculation of Acquiring Fund Shares to be exchanged shall be carried out to no less than two (2) decimal places. All Acquiring Fund Shares delivered to the Target Fund in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fees being imposed.

2.  CLOSING OF THE TRANSACTION.

     CLOSING DATE. The closing shall occur within fifteen (15) business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Target Fund at which this Agreement will be considered and approved, or such later date as soon as practicable thereafter as the parties may mutually agree (the "Closing Date"). On the Closing Date, the Acquiring Fund shall deliver to the Target Fund the Acquiring Fund Shares in the amount determined pursuant to Section 1.B. hereof, and the Target Fund thereafter shall, in order to effect the distribution of such shares to Target Fund shareholders, instruct the Acquiring Fund to register the pro rata interest in the Acquiring Fund Shares (in full and fractional shares) of each of the holders of record of shares of the Target Fund in accordance with their holdings of Class A, Class B or Class C shares of the Target Fund and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Fund agrees promptly to comply with said instruction. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.

3.  PROCEDURE FOR REORGANIZATION.

     A. VALUATION. The value of the Assets and Liabilities of the Target Fund to be transferred and assumed, respectively, by the Acquiring Fund shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Fund (collectively, the "Acquiring Fund Prospectus"), copies of which have been delivered to the Target Fund.

     B. DELIVERY OF FUND ASSETS. The Assets shall be delivered to State Street Bank and Trust Company or other custodian as designated by the Acquiring Fund (collectively the "Custodian") for the benefit of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, the cost of which shall be borne by the Target Fund.

     C. FAILURE TO DELIVER SECURITIES. If the Target Fund is unable to make delivery pursuant to Section 3.B. hereof to the Custodian of any of the securities of the Target Fund, then, in lieu of such delivery, the Target Fund shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills, together with such other documents as may be required by the Acquiring Fund or Custodian.

     D. SHAREHOLDER ACCOUNTS. The Acquiring Fund, in order to assist the Target Fund in the distribution of the Acquiring Fund Shares to Target Fund shareholders after delivery of the Acquiring Fund Shares to the Target Fund, will establish, pursuant to the request of the Target Fund, an open account with the Acquiring Fund for each shareholder of the Target Fund and, upon request by the Target Fund, shall transfer to such accounts the exact number of Acquiring Fund Shares then held by the Target Fund specified in the instruction provided pursuant to Section 2 hereof. The Acquiring Fund is not required to issue certificates representing Acquiring Fund Shares unless requested to do so by a shareholder. Upon liquidation or dissolution of the Target Fund, certificates representing shares of the Target Fund shall become null and void.

     E. LIABILITIES. The Liabilities shall include all of the Target Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

     F. EXPENSES. In the event that the transactions contemplated herein are consummated, the Target Fund will pay the expenses of the Reorganization, including the costs of the special meeting of shareholders of the Target Fund. In addition, as part of the Reorganization, the Target Fund will write off its remaining unamortized organizational expenses, which shall be reimbursed by Van Kampen Asset Management (or a subsidiary or affiliate thereof). In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses incurred to the date of termination of this Agreement shall be borne by Van Kampen Asset Management (or a subsidiary or affiliate thereof).

     G. DISSOLUTION. As soon as practicable after the Closing Date, but in no event later than one year after the Closing Date, the Target Fund shall voluntarily dissolve and completely liquidate by taking, in accordance with the law in the state of its organization and federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the Target Fund. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.

4.  REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

     The Target Fund hereby represents and warrants to the Acquiring Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Fund that:

     A. ORGANIZATION. The Target Fund is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Target Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Target Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

     B. REGISTRATION. The Series Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded. The Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of common stock of the Target Fund have been duly authorized and are validly issued, fully paid and nonassessable and not subject to pre-emptive or dissenters' rights.

     C. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Target Fund audited as of and for the year ended June 30, 2003, true and complete copies of which have been heretofore furnished to the Acquiring Fund, fairly represent the financial condition and the results of operations of the Target Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

     D. FINANCIAL STATEMENTS. The Target Fund shall furnish to the Acquiring Fund within five (5) business days after the Closing Date an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Target Fund's operations as of, and for the periods ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Target Fund as complying with the requirements hereof.

     E. CONTINGENT LIABILITIES. There are, and as of the Closing Date will be, no contingent Liabilities of the Target Fund not disclosed in the financial statements delivered pursuant to Sections 4.C. and 4.D. which would materially affect the Target Fund's financial condition, and there are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Target Fund which would, if adversely determined, materially affect the Target Fund's financial condition. All Liabilities were incurred by the Target Fund in the ordinary course of its business.

     F. MATERIAL AGREEMENTS. The Target Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and, except as referred to in the most recent Prospectus and Statement of Additional Information of the Target Fund (collectively, the "Target Fund Prospectus"), there are no material agreements outstanding relating to the Target Fund to which the Target Fund is a party.

     G. STATEMENT OF EARNINGS. As promptly as practicable, but in any case no later than 30 calendar days after the Closing Date, the Target Fund shall furnish the Acquiring Fund with a statement of the earnings and profits of the Target Fund within the meaning of the Code as of the Closing Date.

     H. TAX RETURNS. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Target Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Target Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

     I. CORPORATE AUTHORITY. The Target Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Target Fund Board, and except for obtaining approval of the Target Fund shareholders, no other corporate acts or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Target Fund and constitutes a valid and binding obligation of the Target Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors' rights generally, or by general principles of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

     J. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Target Fund does not and will not (i) result in a material violation of any provision of the Target Fund's organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Target Fund, (iii) result in a material violation or breach of or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Target Fund is subject or (iv) result in the creation or imposition of any lien, charge or encumbrance upon any property or asset of the Target Fund. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Target Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement.

     K. ABSENCE OF CHANGES. From the date of this Agreement through the Closing Date, there shall not have been:

     (1) any change in the business, results of operations, assets, financial condition or manner of conducting the business of the Target Fund, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business;

     (2) issued by the Target Fund any option to purchase or other right to acquire shares of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Target Fund Prospectus;

     (3) any entering into, amendment or termination of any contract or agreement by the Target Fund, except as otherwise contemplated by this Agreement;

     (4) any indebtedness incurred, other than in the ordinary course of business, by the Target Fund for borrowed money, or any commitment to borrow money entered into by the Target Fund;

     (5) any amendment of the Target Fund's organizational documents; or

     (6) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

     L. TITLE. On the Closing Date, the Target Fund will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Fund will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable.

     M. PROSPECTUS/PROXY STATEMENT. The Registration Statement and the Prospectus/Proxy Statement contained therein, as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, conform and will conform as they relate to the Target Fund, in all material respects, to the applicable requirements of the applicable federal and state securities laws and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4.M. apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Fund furnished to the Target Fund by the Acquiring Fund.

     N. TAX QUALIFICATION. The Target Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

     O. FAIR MARKET VALUE. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.

     P. TARGET FUND LIABILITIES. Except as otherwise provided for herein, the Target Fund shall use reasonable efforts, consistent with its ordinary operating procedures, to repay in full any indebtedness for borrowed money and have discharged or reserved against all of the Target Fund's known debts, liabilities and obligations including expenses, costs and charges whether absolute or contingent, accrued or unaccrued.

5.  REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

     The Acquiring Fund hereby represents and warrants to the Target Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Target Fund that:

     A. ORGANIZATION. The Acquiring Fund is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Acquiring Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

     B. REGISTRATION. The Equity Trust is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to its activities. All of the outstanding common shares of beneficial interest of the Acquiring Fund have been duly authorized and are validly issued, fully paid and nonassessable and not subject to pre-emptive or dissenters' rights.

     C. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Fund audited as of and for the year ended March 31, 2003, true and complete copies of which have been heretofore furnished to the Target Fund, fairly represent the financial condition and the results of operations of the Acquiring Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

     D. FINANCIAL STATEMENTS. The Acquiring Fund shall furnish to the Target Fund within five (5) business days after the Closing Date an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Fund as complying with the requirements hereof.

     E. CONTINGENT LIABILITIES. There are, and as of the Closing Date will be, no contingent Liabilities of the Acquiring Fund not disclosed in the financial statements delivered pursuant to Sections 5.C. and 5.D. which would materially affect the Acquiring Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would, if adversely determined, materially affect the Acquiring Fund's financial condition. All Liabilities were incurred by the Acquiring Fund in the ordinary course of its business.

     F. MATERIAL AGREEMENTS. The Acquiring Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and, except as referred to in the Acquiring Fund Prospectus, there are no material agreements outstanding relating to the Acquiring Fund to which the Acquiring Fund is a party.

     G. TAX RETURNS. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Acquiring Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

     H. CORPORATE AUTHORITY. The Acquiring Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Acquiring Fund Board, no other corporate acts or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Acquiring Fund and constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors' rights generally, or by general principles of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

     I. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Acquiring Fund does not and will not (i) result in a material violation of any provision of the Acquiring Fund's organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Fund, (iii) result in a material violation or breach of or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Fund is subject or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or asset of the Acquiring Fund. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

     J. ABSENCE OF PROCEEDINGS. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would materially affect its financial condition.

     K. SHARES OF THE ACQUIRING FUND: REGISTRATION. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act of 1933, as amended (the "Securities Act"), and all applicable state securities laws.

     L. SHARES OF THE ACQUIRING FUND: AUTHORIZATION. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable, will not be subject to pre-emptive or dissenters' rights and will conform in all material respects to the description thereof contained in the Acquiring Fund Prospectus furnished to the Target Fund.

     M. ABSENCE OF CHANGES. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets, financial condition or manner of conducting the business of the Acquiring Fund, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business.

     N. REGISTRATION STATEMENT. The Registration Statement and the Prospectus/Proxy Statement contained therein, as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform, as they relate to the Acquiring Fund, in all material respects, to the applicable requirements of the applicable federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Fund by the Target Fund.

     O. TAX QUALIFICATION. The Acquiring Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

6.  COVENANTS.

     During the period from the date of this Agreement and continuing until the Closing Date, the Target Fund and Acquiring Fund each agree as follows (except as expressly contemplated or permitted by this Agreement):

     A. OTHER ACTIONS. The Target Fund and Acquiring Fund shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

     B. GOVERNMENT FILINGS; CONSENTS. The Target Fund and Acquiring Fund shall file all reports required to be filed by the Target Fund and Acquiring Fund with the SEC between the date of this Agreement and the Closing Date and shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Target Fund and the Acquiring Fund shall use all reasonable efforts to obtain all consents, approvals and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the appropriate federal and state officials.

     C. PREPARATION OF THE REGISTRATION STATEMENT AND THE PROSPECTUS/ PROXY STATEMENT. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Target Fund or Acquiring Fund, as the case may be, required by the Securities Act or the Securities Exchange Act of 1934 and the rules and regulations thereunder, as the case may be, to be set forth in the Registration Statement or the Prospectus/Proxy Statement, as the case may be. The Target Fund shall promptly prepare for filing with the SEC the Prospectus/Proxy Statement and the Acquiring Fund shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Target Fund and its affiliated persons, the Acquiring Fund shall only include such information as is approved by the Target Fund for use in the Registration Statement. The Acquiring Fund shall not amend or supplement any such information regarding the Target Fund and such affiliates without the prior written consent of the Target Fund which consent shall not be unreasonably withheld or delayed. The Acquiring Fund shall promptly notify and provide the Target Fund with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Fund shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Fund shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Fund Shares in the transactions contemplated by this Agreement, and the Target Fund shall furnish all information concerning the Target Fund and the holders of the Target Fund's shares as may be reasonably requested in connection with any such action.

     D. ACCESS TO INFORMATION. During the period prior to the Closing Date, the Target Fund shall make available to the Acquiring Fund a copy of each report, schedule, registration statement and other document (the "Documents") filed or received by it during such period pursuant to the requirements of federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Fund shall make available to the Target Fund each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law).

     E. SHAREHOLDERS MEETING. The Target Fund shall call a meeting of the Target Fund shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and form of proxy to each shareholder of the Target Fund as of the record date for such meeting. The Target Fund Board shall recommend to the Target Fund shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

     F. COORDINATION OF PORTFOLIOS. The Target Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Target Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at closing, when the Assets are added to the Acquiring Fund's portfolio, the resulting portfolio will meet the Acquiring Fund's investment objective, policies and restrictions as set forth in the Acquiring Fund Prospectus, a copy of which has been delivered to the Target Fund.

     G. DISTRIBUTION OF THE SHARES. At closing the Target Fund covenants that it shall cause to be distributed the Acquiring Fund Shares in the proper pro rata amount for the benefit of Target Fund shareholders and such that the Target Fund shall not continue to hold amounts of said shares so as to cause a violation of
Section 12(d)(1) of the 1940 Act. The Target Fund covenants further that, pursuant to Section 3.G., it shall liquidate and dissolve as promptly as practicable after the Closing Date. The Target Fund covenants to use all reasonable efforts to cooperate with the Acquiring Fund and the Acquiring Fund's transfer agent in the distribution of said shares.

     H. BROKERS OR FINDERS. Except as disclosed in writing to the other party prior to the date hereof, each of the Target Fund and the Acquiring Fund represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

     I. ADDITIONAL AGREEMENT. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement, the proper directors, trustees and officers of each party to this Agreement shall take all such necessary action.

     J. PUBLIC ANNOUNCEMENTS. For a period of time from the date of this Agreement to the Closing Date, the Target Fund and the Acquiring Fund will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law.

     K. TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden"), counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein.

     L. DECLARATION OF DIVIDEND. At or immediately prior to the Closing Date, the Target Fund shall declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7.  CONDITIONS TO OBLIGATIONS OF THE TARGET FUND.

     The obligations of the Target Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Target Fund:

     A. SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of the Target Fund.

     B. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the Acquiring Fund contained herein shall be true in all material respects as of the Closing Date, and there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Fund as of the Closing Date, and the Target Fund shall have received a certificate of the President or Vice President of the Acquiring Fund satisfactory in form and substance to the Target Fund so stating. The Acquiring Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

     C. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

     D. REGULATORY APPROVAL. All necessary approvals, registrations and exemptions under federal and state securities laws shall have been obtained.

     E. NO INJUNCTIONS OR RESTRAINTS; ILLEGALITY. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Fund.

     F. TAX OPINION. The Target Fund shall have obtained an opinion from Skadden, counsel for the Target Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in
Section 368(a) of the Code.

     G. OPINION OF COUNSEL.

     (1) The Target Fund shall have received the opinion of Skadden, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund substantially in the form and to the effect that:

          (a) The Equity Trust is registered as an open-end, management investment company under the 1940 Act.

          (b) The Equity Trust is validly existing in good standing under the laws of the State of Delaware.

          (c) The Acquiring Fund has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the laws of the State of Delaware. The execution and delivery of the Agreement and the consummation by the Acquiring Fund of the transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the Acquiring Fund under the laws of the State of Delaware. The Agreement has been duly executed and delivered by the Acquiring Fund under the laws of the State of Delaware.

          (d) The Agreement constitutes the valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms under the applicable laws of the State of Delaware.

          (e) The execution and delivery by the Acquiring Fund of the Agreement and the performance by the Acquiring Fund of its obligations under the Agreement do not conflict with the Agreement and Declaration of Trust or By-laws of the Equity Trust.

          (f) Neither the execution, delivery or performance by the Acquiring Fund of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will contravene any provision of any applicable law of the State of Illinois, the State of Delaware or the United States of America.

          (g) No approval by any court, regulatory body, administrative agency or governmental body of the State of Illinois, the State of Delaware or the United States of America, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Fund or the enforceability of the Agreement against the Acquiring Fund.

          (h) The Acquiring Fund Shares have been duly authorized by the Equity Trust and, when delivered to the Target Fund in accordance with the terms of the Agreement, will be validly issued, fully paid and nonassessable and free and clear of any preemptive rights or any similar rights arising under Delaware law or the Equity Trust's Agreement and Declaration of Trust or its By-laws.

     H. OFFICER CERTIFICATES. The Target Fund shall have received a certificate of an authorized officer of the Acquiring Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Acquiring Fund Board.

8.  CONDITIONS TO OBLIGATIONS OF ACQUIRING FUND.

     The obligations of the Acquiring Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Acquiring Fund:

     A. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the Target Fund contained herein shall be true in all material respects as of the Closing Date, and there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Target Fund as of the Closing Date, and the Acquiring Fund shall have received a certificate of an authorized officer of the Target Fund satisfactory in form and substance to the Acquiring Fund so stating. The Target Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

     B. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

     C. REGULATORY APPROVAL. All necessary approvals, registrations and exemptions under federal and state securities laws shall have been obtained.

     D. NO INJUNCTIONS OR RESTRAINTS: ILLEGALITY. No Injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

     E. TAX OPINION. The Acquiring Fund shall have obtained an opinion from Skadden, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in
Section 368(a) of the Code.

     F. OPINION OF COUNSEL.

     (1) The Acquiring Fund shall have received the opinion of Skadden, counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

          (a) The Series Fund is registered as an open-end, management investment company under the 1940 Act.

          (b) Neither the execution, delivery or performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will contravene any provision of any applicable law of the State of Illinois or the United States of America.

          (c) No approval by any court, regulatory body, administrative agency or governmental body of the State of Illinois or the United States of America, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Target Fund or the enforceability of the Agreement against the Target Fund.

     (2) The Acquiring Fund shall have received the opinion of Miles & Stockbridge P.C. ("Miles & Stockbridge"), Maryland counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund substantially in the form and to the effect that:

          (a) The Series Fund is validly existing in good standing under the laws of the State of Maryland.

          (b) The Target Fund has the corporate power and authority to execute, deliver and perform all of its obligations under the Agreement under the laws of the State of Maryland. The execution and delivery of the Agreement and the consummation by the Target Fund of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of the Target Fund under the laws of the State of Maryland. The Agreement has been duly executed and delivered by the Target Fund under the laws of the State of Maryland.

          (c) The Agreement constitutes the valid and binding obligation of the Target Fund, enforceable against the Target Fund in accordance with its terms under the applicable laws of the State of Maryland.

          (d) The execution and delivery by the Target Fund of the Agreement and the performance by the Target Fund of its obligations under the Agreement do not conflict with the Articles of Incorporation or By-laws of the Series Fund.

          (e) Neither the execution, delivery or performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will contravene any provision of any applicable law of the State of Maryland.

          (f) No approval by any court, regulatory body, administrative agency or governmental body of the State of Maryland, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Target Fund or the consummation by the Target Fund of the transactions contemplated thereby.

     G. SHAREHOLDER LIST. The Target Fund shall have delivered to the Acquiring Fund an updated list of all shareholders of the Target Fund, as reported by the Target Fund's transfer agent, as of one (1) business day prior to the Closing Date, with each shareholder's respective holdings in the Target Fund, taxpayer identification numbers, Form W9 and last known address.

     H. OFFICER CERTIFICATES. The Acquiring Fund shall have received a certificate of an authorized officer of the Target Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 4 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Target Fund Board and Target Fund shareholders.

9.  AMENDMENT, WAIVER AND TERMINATION.

     A. The parties hereto may, by agreement in writing authorized by the their respective Boards, amend this Agreement at any time before or after approval thereof by the shareholders of the Target Fund; provided, however, that after receipt of Target Fund shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining Target Fund shareholder approval thereof.

     B. At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

     C. This Agreement may be terminated and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

     (1) by the consent of the Target Fund Board and the Acquiring Fund Board;

     (2) by the Target Fund, if the Acquiring Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

     (3) by the Acquiring Fund, if the Target Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

     (4) by either the Target Fund or the Acquiring Fund, if the closing has not occurred on or prior to June 30, 2004 (provided that the right to terminate this Agreement pursuant to this subsection C.(4) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the closing to occur on or before such date);

     (5) by the Acquiring Fund in the event that: (a) all the conditions precedent to the Acquiring Fund's obligation to close, as set forth in Section 8 of this Agreement, have been fully satisfied (or can be fully satisfied at the closing); (b) the Acquiring Fund gives the Target Fund written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all conditions precedent to the Target Fund's obligation to close, as set forth in
Section 7 of this Agreement; and (c) the Target Fund then fails or refuses to close within the earlier of five (5) business days or June 30, 2004; or

     (6) by the Target Fund in the event that: (a) all the conditions precedent to the Target Fund's obligation to close, as set forth in Section 7 of this Agreement, have been fully satisfied (or can be fully satisfied at the closing);
(b) the Target Fund gives the Acquiring Fund written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all the conditions precedent to the Acquiring Fund's obligation to close, as set forth in Section 8 of this Agreement; and (c) the Acquiring Fund then fails or refuses to close within the earlier of five (5) business days or June 30, 2004.

10.  REMEDIES.

     In the event of termination of this Agreement by either or both of the Target Fund and Acquiring Fund pursuant to Section 9.C., written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned without further action by the parties hereto.

11.  SURVIVAL OF WARRANTIES AND INDEMNIFICATION.

     A. SURVIVAL. The representations and warranties included or provided for herein, or in the schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three (3) year period, except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the "Survival Period." Notwithstanding anything set forth in the immediately preceding sentence, the right of the Acquiring Fund and the Target Fund to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the Acquiring Fund or the Target Fund be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.

     B. INDEMNIFICATION. Each party (an "Indemnitor") shall indemnify and hold the other and its directors, trustees, officers, agents and persons controlled by or controlling any of them (each an "Indemnified Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees), including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

     C. INDEMNIFICATION PROCEDURE. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor's prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.  SURVIVAL.

     The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.

13.  NOTICES.

     All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to the Target Fund c/o Van Kampen Asset Management, 1221 Avenue of the Americas, New York, New York 10020, Attention: General Counsel, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o Van Kampen Asset Management, 1221 Avenue of the Americas, New York, New York 10020,
Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

14.  SUCCESSORS AND ASSIGNS.

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

15.  BOOKS AND RECORDS.

     The Target Fund and the Acquiring Fund agree that copies of the books and records of the Target Fund relating to the Assets including, but not limited to, all files, records, written materials (e.g., closing transcripts, surveillance files and credit reports) shall be delivered by the Target Fund to the Acquiring Fund on or prior to the Closing Date. In addition to, and without limiting the foregoing, the Target Fund and the Acquiring Fund agree to take such action as may be necessary in order that the Acquiring Fund shall have reasonable access to such other books and records as may be reasonably requested, all for three
(3) complete fiscal and tax years after the Closing Date; namely, general ledgers, journal entries, voucher registers, distribution journals, payroll registers, monthly balance owing reports, income tax returns, tax depreciation schedules and investment tax credit basis schedules.

16.  GENERAL.

     This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Target Fund and Acquiring Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties hereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to principles of conflicts or choice of law.

     IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                          VAN KAMPEN EQUITY TRUST
                                          On Behalf of Its Series,
                                          Van Kampen Growth Fund

                                          --------------------------------------
                                          By: John L. Sullivan
                                          Title: Treasurer

Attest:

--------------------------------------
Sara L. Badler
Assistant Secretary

                                          VAN KAMPEN SERIES FUND, INC.
                                          On Behalf of Its Series,
                                          Van Kampen Mid Cap Growth Fund

                                          --------------------------------------
                                          By: A. Thomas Smith III
                                          Title: Vice President

Attest:

---------------------------------------------------------
Sara L. Badler
Assistant Secretary

                                                                      APPENDIX B

                      STATEMENT OF ADDITIONAL INFORMATION
                       OF VAN KAMPEN MID CAP GROWTH FUND

                             Dated October 31, 2003

                       SUPPLEMENT DATED NOVEMBER 30, 2003

                                     TO THE
           STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 30, 2003
          VAN KAMPEN TAX FREE TRUST, ON BEHALF OF EACH OF ITS SERIES,
                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
                    VAN KAMPEN INSURED TAX FREE INCOME FUND
               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND
                        VAN KAMPEN MUNICIPAL INCOME FUND
                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND
                   VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 30, 2003,
                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

           STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2003, VAN KAMPEN U.S. GOVERNMENT TRUST, ON BEHALF OF ITS SERIES,
                        VAN KAMPEN U. S. GOVERNMENT FUND

           STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 31, 2003
         VAN KAMPEN SERIES FUND, INC., ON BEHALF OF EACH OF ITS SERIES,
                         VAN KAMPEN AMERICAN VALUE FUND
                        VAN KAMPEN EMERGING MARKETS FUND
                    VAN KAMPEN EMERGING MARKETS INCOME FUND
                         VAN KAMPEN EQUITY GROWTH FUND
                     VAN KAMPEN EUROPEAN VALUE EQUITY FUND
                          VAN KAMPEN FOCUS EQUITY FUND
                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        VAN KAMPEN GLOBAL FRANCHISE FUND
                      VAN KAMPEN GLOBAL VALUE EQUITY FUND
                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                         VAN KAMPEN MID CAP GROWTH FUND
                             VAN KAMPEN VALUE FUND

           STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 31, 2003
                         VAN KAMPEN TAX FREE MONEY FUND

            STATEMENT OF ADDITIONAL INFORMATION DATED JULY 31, 2003
           VAN KAMPEN EQUITY TRUST, ON BEHALF OF EACH OF ITS SERIES,
                       VAN KAMPEN AGGRESSIVE GROWTH FUND
                             VAN KAMPEN GROWTH FUND
                         VAN KAMPEN SELECT GROWTH FUND
                        VAN KAMPEN SMALL CAP GROWTH FUND
                        VAN KAMPEN SMALL CAP VALUE FUND
                            VAN KAMPEN UTILITY FUND

            STATEMENT OF ADDITIONAL INFORMATION DATED JULY 31, 2003
               VAN KAMPEN TRUST, ON BEHALF OF EACH OF ITS SERIES,
                           VAN KAMPEN HIGH YIELD FUND

     Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management. In all instances, references to Van Kampen Investment Advisory Corp. are hereby deleted and replaced with Van Kampen Asset Management.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                      MS SPT SAI

                      STATEMENT OF ADDITIONAL INFORMATION

                          VAN KAMPEN SERIES FUND, INC.

     Van Kampen Series Fund, Inc. (the "Company") is an open-end management investment company. The Company currently consists of the following seventeen investment portfolios designed to offer a range of investment choices (each, a "Fund" and collectively, the "Funds"): Van Kampen American Value Fund, Van Kampen Asian Equity Fund (formerly known as Van Kampen Asian Growth Fund), Van Kampen Emerging Markets Debt Fund, Van Kampen Emerging Markets Fund, Van Kampen Emerging Markets Income Fund (formerly known as Van Kampen Worldwide High Income
Fund), Van Kampen Equity Growth Fund, Van Kampen European Value Equity Fund (formerly known as Van Kampen European Equity Fund), Van Kampen Focus Equity Fund (formerly known as Van Kampen Aggressive Equity Fund), Van Kampen Global Equity Allocation Fund, Van Kampen Global Value Equity Fund (formerly known as Van Kampen Global Equity Fund), Van Kampen Growth and Income Fund II, Van Kampen International Magnum Fund, Van Kampen Japanese Equity Fund, Van Kampen Latin American Fund, Van Kampen Mid Cap Growth Fund, Van Kampen Global Franchise Fund (formerly known as Van Kampen Tax Managed Global Franchise Fund) and Van Kampen Value Fund. For ease of reference, the words "Van Kampen" which begin the name of each Fund, are not used hereinafter. Each Fund is organized as a diversified series of the Company, except for Emerging Markets Debt Fund, Emerging Markets Fund, Emerging Markets Income Fund, Focus Equity Fund, Global Franchise Fund, International Magnum Fund and Latin American Fund, each of which is organized as a non-diversified series of the Company.

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with each Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information for all Funds except for those Funds not currently offering shares to the public including: Emerging Markets Debt Fund, Growth and Income Fund II, Japanese Equity Fund. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of a Fund. Investors should obtain and read a Prospectus of a Fund prior to purchasing shares of such Fund. A Prospectus for each of the Funds may be obtained without charge from our web site at www.vankampen.com or by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424 (or
(800) 421-2833 for the hearing impaired).

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
General Information.........................................   B-2
Investment Objectives, Strategies and Risks.................   B-9
Investment Restrictions.....................................  B-31
Directors and Officers......................................  B-36
Investment Advisory Agreements..............................  B-47
Other Agreements............................................  B-50
Distribution and Service....................................  B-52
Transfer Agent..............................................  B-63
Portfolio Transactions and Brokerage Allocation.............  B-64
Shareholder Services........................................  B-67
Redemption of Shares........................................  B-69
Contingent Deferred Sales Charge -- Class A.................  B-69
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................  B-70
Taxation....................................................  B-71
Performance Information.....................................  B-75
Other Information...........................................  B-81
Appendix A -- Description of Securities Ratings.............   A-1
Appendix B -- Proxy Voting Policy and Procedures............   B-1
Reports of Independent Auditors, Financial Statements and
  Notes to Financial Statements.............................   F-1

      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED OCTOBER 31, 2003.

                                                                    MS SAI 10/03

                              GENERAL INFORMATION

     The Company is a corporation organized in 1992 under the laws of the state of Maryland. The Company's Articles of Incorporation, as amended (the "Articles"), permit the Board of Directors to create one or more separate investment portfolios and issue a series of shares for each portfolio. The Articles also permit the Board of Directors to create multiple classes of shares for each series. The Company's name at the time of its organization was Morgan Stanley Series Fund, Inc. The Company changed its name to Van Kampen Series Fund, Inc. in July 1998. Similarly, each Fund described herein at the time of its organization began its name with the words "Morgan Stanley" and each Fund changed its name to begin with the words "Van Kampen" in July 1998 (except for the Equity Growth Fund which made this name change in June 1998 and the Global Franchise Fund which has always had Van Kampen in its name since its organization in June 1998).

     Van Kampen Investment Advisory Corp. ("Advisory Corp.") is the investment adviser (the "Adviser") for the Funds. Morgan Stanley Investment Management Limited ("MSIM Limited") is a sub-adviser (a "Sub-Adviser") to European Value Equity Fund, Global Franchise Fund, Global Value Equity and International Magnum Fund. Morgan Stanley Investment Management Company ("MSIM Company") is a sub-adviser (a "Sub-Adviser") to Asian Equity Fund and International Magnum Fund. Morgan Stanley Asset & Investment Trust Co., Limited ("MSAITM") is a sub-adviser (a "Sub-Adviser") to International Magnum Fund. The Funds are distributed by Van Kampen Funds Inc. (the "Distributor") and the Funds receive certain transfer agency and shareholder services from Van Kampen Investor Services Inc. ("Investor Services"). Other service providers for the Funds are described herein under "Other Agreements" or "Other Information."

     Advisory Corp., the Distributor and Investor Services are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. MSIM Limited, MSIM Company and MSAITM are wholly owned subsidiaries of Morgan Stanley. The principal office of the Company, each Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at Harborside Financial Center, Plaza 2, Jersey City, NJ 07303-0947. The principal office of MSIM Limited is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA. The principal office of MSIM Company is located at 23 Church Street, 16-01 Capital Square, Singapore 049481. The principal office of MSAITM is located at Yebisu Garden Place Tower, 20-3, Ebisu 4-chome, Shibuya-Ku, Tokyo, Japan 150-6009.

     As of the date of this Statement of Additional Information, the authorized capitalization of the Company consists of 19,125,000,000 shares of common stock, par value $0.001 per share, which can be divided into series, such as the Funds, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series.

     Each Fund currently offers three classes of shares, designated as Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with the provisions of the Articles. Each class of shares of a Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

     Shares of the Company entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Company does not contemplate holding regular meetings of shareholders to elect Directors or otherwise. Each Fund will assist shareholders in communicating with other shareholders of such Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of each Fund is entitled to its portion of all of such Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and transfer agency costs.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of October 1, 2003, no person was known by the Company to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of any Fund, except as follows:

                                                                CLASS OF    PERCENTAGE
                  NAME & ADDRESS OF HOLDER                       SHARES     OWNERSHIP
                  ------------------------                      --------    ----------
AMERICAN VALUE FUND
MLPF&S for the Sole Benefit of its Customers................       A          30.87%
  Attn: Fund Administration 97B64
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Edward Jones & CO...........................................       A           9.72%
  Attn: Mutual Fund
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
MLPF&S for the Sole Benefit of its Customers................       B          12.93%
  Attn: Fund Administration 97B65
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Citigroup Global Markets Inc................................       B           6.15%
  00109801250                                                      C          21.78%
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
MLPF&S for the Sole Benefit of its Customers................       C          18.26%
  Attn: Fund Administration 97CS8
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Morgan Stanley DW Inc. .....................................       B          20.65%
  875 3rd Avenue                                                   C           9.31%
  New York, NY 10022
ASIAN EQUITY FUND
Citigroup Global Markets Inc................................       A          11.50%
  00109801250                                                      B           7.14%
  Attn: Cindy Tempesta, 7th Floor                                  C           9.24%
  333 West 34th Street
  New York, NY 10001-2402
PFPC Brokerage Services.....................................       B           6.46%
  FBO Primerica Financial Services
  760 Moore Road
  King of Prussia, PA 19406-1212

                                                                CLASS OF    PERCENTAGE
                  NAME & ADDRESS OF HOLDER                       SHARES     OWNERSHIP
                  ------------------------                      --------    ----------
Morgan Stanley DW Inc. .....................................       B          20.27%
  875 3rd Avenue                                                   C           5.19%
  New York, NY 10022
EMERGING MARKETS FUND
MLPF&S for the Sole Benefit of its Customers................       A          26.52%
  Attn: Fund Administration 97FK6
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville FL 32246-6484
Charles Schwab & Co Inc.....................................       A           8.02%
  Onesource Omnibus
  Exclusive Benefit of its Customers
  101 Montgomery Street
  San Francisco, CA 94104-4122
Morgan Stanley DW Inc. .....................................       A           5.59%
  875 3rd Avenue                                                   B          26.72%
  New York, NY 10022                                               C           8.71%
PFPC Brokerage Services.....................................       B           5.61%
  FBO Primerica Financial Services
  760 Moore Road
  King of Prussia, PA 19406-1212
Citigroup Global Markets Inc. ..............................       B           5.05%
  00109801250                                                      C          10.40%
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
MLPF&S for the Sole Benefit of its Customers................       C          20.39%
  Attn: Fund Administration 97N71
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
EMERGING MARKETS INCOME FUND
Trust Co. of America........................................       A           5.35%
  FBO #120
  PO Box 6503
  Englewood, CO 80155-6503
Charles Schwab & Co Inc.....................................       A           5.19%
  Onesource Omnibus
  Exclusive Benefit of its Customers
  101 Montgomery Street
  San Francisco, CA 94104-4122
Edward Jones & CO...........................................       A           9.27%
  Attn: Mutual Fund
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
Morgan Stanley DW Inc. .....................................       A           6.93%
  375 3rd Avenue                                                   B          36.54%
  New York, NY 10022                                               C           9.03%
Citigroup Global Markets Inc. ..............................       A           7.28%
  00109801250                                                      B           5.18%
  Attn: Cindy Tempesta, 7th Floor                                  C          26.29%
  333 West 34th Street
  New York, NY 10001-2402

                                                                CLASS OF    PERCENTAGE
                  NAME & ADDRESS OF HOLDER                       SHARES     OWNERSHIP
                  ------------------------                      --------    ----------
EQUITY GROWTH FUND
Edward Jones & CO...........................................       A          47.32%
  Attn: Mutual Fund                                                B           8.10%
  Shareholder Accounting                                           C           8.49%
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
Morgan Stanley DW Inc. .....................................       B          12.93%
  875 3rd Avenue                                                   C           9.94%
  New York, NY 10022
MLPF&S for the Sole Benefit of its Customers................       B           5.71%
  Attn: Fund Administration 97238
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
PFPC Brokerage Services.....................................       B           6.04%
  FBO Primerica Financial Services
  760 Moore Road
  King of Prussia, PA 19406-1212
Citigroup Global Markets Inc. ..............................       C          36.18%
  00109801250
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
EUROPEAN VALUE EQUITY FUND
Van Kampen Funds Inc. ......................................       A          15.39%
  Seed Capital/Discretionary                                       B          14.68%
  Attn: Eric Marmoll                                               C          36.11%
  1 Parkview Plaza
  PO Box 5555
  Oakbrook Terrace, IL 60181-5305
Edward Jones & Co. .........................................       A          12.82%
  Attn: Mutual Fund
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Heights, MO 63043-3009
MLPF&S for the Sole Benefit of its Customers................       A          10.19%
  Attn: Fund Administration 97FW6                                  B           8.34%
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Morgan Stanley DW Inc. .....................................       A           8.15%
  875 3rd Avenue                                                   B          21.57%
  New York, NY 10022                                               C          17.32%
FOCUS EQUITY FUND
Edward Jones & CO...........................................       A          19.91%
  Attn: Mutual Fund
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
Morgan Stanley DW Inc. .....................................       A          16.17%
  875 3rd Avenue                                                   B          26.37%
  New York, NY 10022                                               C          17.45%

                                                                CLASS OF    PERCENTAGE
                  NAME & ADDRESS OF HOLDER                       SHARES     OWNERSHIP
                  ------------------------                      --------    ----------
MLPF&S for the Sole Benefit of its Customers................       C           5.93%
  Attn: Fund Administration 97B63
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Citigroup Global Markets Inc. ..............................       C           6.14%
  00109801250
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
PFPC Brokerage Services.....................................       A           6.00%
  FBO Primerica Financial Services                                 B           9.51%
  760 Moore Road
  King of Prussia, PA 19406-1212
GLOBAL EQUITY ALLOCATION FUND
Edward Jones & CO...........................................       A          13.45%
  Attn: Mutual Fund
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
Morgan Stanley DW Inc.......................................       B          11.36%
  875 3rd Avenue                                                   C           6.45%
  New York, NY 10022
PFPC Brokerage Services.....................................       A           8.74%
  FBO Primerica Financial Services                                 B          11.69%
  760 Moore Road
  King of Prussia, PA 19406-1212
Citigroup Global Markets Inc. ..............................       C           8.30%
  00109801250
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
GLOBAL FRANCHISE FUND
Charles Schwab & Co. Inc. ..................................       A          21.32%
  Onesource Omnibus
  Exclusive Benefit of its Customers
  101 Montgomery Street
  San Francisco, CA 94104-4122
Morgan Stanley DW Inc. .....................................       A           7.31%
  875 3rd Avenue                                                   B          22.12%
  New York, NY 10020                                               C          14.51%
Edward Jones & CO...........................................       A          14.54%
  Attn: Mutual Fund
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
PFPC Brokerage Services.....................................       B           5.01%
  FBO Primerica Financial Services
  760 Moore Road
  King of Prussia, PA 19406-1212

                                                                CLASS OF    PERCENTAGE
                  NAME & ADDRESS OF HOLDER                       SHARES     OWNERSHIP
                  ------------------------                      --------    ----------
MLPF&S for the Sole Benefit of its Customers................       C          14.64%
  Attn: Fund Administration 97FW6
  4800 Deer Lake Dr. East, 2nd Floor
  Jacksonville, FL 32246-6484
Citigroup Global Markets Inc. ..............................       C           5.42%
  00109801250
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
GLOBAL VALUE EQUITY FUND
Edward Jones & CO...........................................       A          30.72%
  Attn: Mutual Fund
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
MLPFS for the Sole Benefit of its Customers.................       A           5.28%
  Attn: Fund Administration 97R83
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Morgan Stanley DW Inc. .....................................       A          25.97%
  875 3rd Avenue                                                   B          76.82%
  New York, NY 10022                                               C          67.06%
Citigroup Global Markets Inc. ..............................       C           7.25%
  00109801250
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
INTERNATIONAL MAGNUM FUND
Edward Jones & CO...........................................       A          20.50%
  Attn: Mutual Fund                                                B           6.09%
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
Morgan Stanley DW Inc. .....................................       A          29.43%
  375 3rd Avenue                                                   B          18.65%
  New York, NY 10022                                               C          11.56%
Citigroup Global Markets Inc. ..............................       C          18.30%
  00109801250
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
LATIN AMERICAN FUND
Morgan Stanley DW Inc. .....................................       A           5.71%
  375 3rd Avenue                                                   B          24.91%
  New York, NY 10022                                               C           6.84%
The Private Bank & Trust Co. ...............................       A           6.13%
  Cust Daniel R Lee
  08-0127
  10 Dearborn Street, Suite 900
  Chicago, IL 60602-4209

                                                                CLASS OF    PERCENTAGE
                  NAME & ADDRESS OF HOLDER                       SHARES     OWNERSHIP
                  ------------------------                      --------    ----------
Charles Schwab & Co Inc.....................................       A           9.83%
  Onesource Omnibus
  Exclusive Benefit of its Customers
  101 Montgomery Street
  San Francisco, CA 94104-4122
MLPF&S for the Sole Benefit of its Customers................       A           7.54%
  Attn: Fund Administration 97NB9
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
UBS Financial Services Inc. ................................       B           5.37%
  FBO Irwin B. Nathanson and
  Sally Nathanson, Joint Tenants
  2 the Crossing
  Purchase, NY 10577-2210
Citigroup Global Markets Inc. ..............................       B           7.98%
  00109801250                                                      C          10.08%
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
MLPF&S for the Sole Benefit of its Customers................       C           6.75%
  Attn: Fund Administration 97N91
  4800 Deer Lake East, 2nd Floor
  Jacksonville, FL 32246-6484
MID CAP GROWTH FUND
MLPF&S for the Sole Benefit of its Customers................       C           6.66%
  Attn: Fund Administration 97238
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Morgan Stanley DW Inc. .....................................       A           5.73%
  375 3rd Avenue                                                   B          17.50%
  New York, NY 10022                                               C          19.50%
Edward Jones & CO...........................................       A          26.17%
  Attn: Mutual Fund
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
Trustmark National Bank.....................................       A           5.47%
  FBO Various Trust Accounts -- RR
  ATTN: Mutual Funds Trust RM 1030
  248 E. Capitol St.
  Jackson MS 39201-2503
PFPC Brokerage Services.....................................       A          10.26%
  FBO Financial Services                                           B          18.46%
  760 Moore Road
  King of Prussia, PA 19406-3101
VALUE FUND
State Street Bank & Trust Co. ..............................       A          18.57%
  FBO ADF/MSDW Alliance
  105 Rosemont Road
  Westwood, MA 02090-2318

                                                                CLASS OF    PERCENTAGE
                  NAME & ADDRESS OF HOLDER                       SHARES     OWNERSHIP
                  ------------------------                      --------    ----------
Edward Jones & CO...........................................       A          28.82%
  Attn: Mutual Fund                                                B           6.12%
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
Morgan Stanley DW Inc. .....................................       A           7.21%
  375 3rd Avenue                                                   B          18.67%
  New York, NY 10022                                               C          18.27%
MLPF&S for the Sole Benefit of its Customers................       B           6.40%
  Attn: Fund Administration 97P52
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Citigroup Global Markets Inc................................       C          13.69%
  00109801250
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
MLPF&S for the Sole Benefit of its Customers................       C           6.13%
  Attn: Fund Administration 97P53
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484

                  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

     The following disclosure supplements the disclosure set forth under the same caption in the "Investment Objective(s), Strategies and Risks" sections in each Fund's Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in each Fund's Prospectus for a complete presentation of the matters disclosed below.

BORROWING AND LEVERAGE

     To the extent allowed by the Funds' investment restrictions described herein, certain Funds may engage in borrowing for temporary or emergency purposes. To the extent allowed by the Funds' investment restrictions described herein, certain Funds may engage in borrowing for investment purposes, also known as leverage. Leveraging will magnify declines as well as increases in the net asset value of a Fund's shares and in the return on a Fund's investments. The extent to which a Fund may borrow will depend upon the availability of credit. No assurance can be given that a Fund will be able to borrow on terms acceptable to the Fund. Borrowing by a Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Borrowing will create interest expenses for a Fund which can exceed the income from the assets obtained with the proceeds. To the extent the income derived from securities purchased with funds obtained through borrowing exceeds the interest and other expenses that a Fund will have to pay in connection with such borrowing, such Fund's net income will be greater than if the Fund did not borrow. Conversely, if the income from the assets obtained through borrowing is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if the Fund did not borrow, and therefore the amount available for distribution to shareholders will be reduced. A Fund's use of leverage may impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company. The rights of any lenders to a Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of such Fund's shareholders, and the terms of a Fund's borrowings may contain provisions that limit certain activities of such Fund and could result in precluding the purchase of securities and instruments that the Fund would otherwise purchase.

CONVERTIBLE SECURITIES, RIGHTS OR WARRANTS AND EQUITY-LINKED SECURITIES

     Certain Funds may invest in convertible securities, rights or warrants to purchase common stocks and other equity-linked securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying security although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying securities. With respect to each of the Funds, except Emerging Markets Debt Fund and Emerging Markets Income Fund, up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

     Rights and warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

     Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in other equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying equity security, reference rate or index underperforms and if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

DEPOSITARY RECEIPTS

     Certain Funds may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts, to the extent that such depositary receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of depositary receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.

     Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipt. The depositary of an unsponsored depositary receipt is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored depositary receipt voting rights with respect to the deposited securities or pool of securities. Depositary receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Funds' investment policies, a Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

EURODOLLAR AND YANKEE OBLIGATIONS

     Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

     Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

FOREIGN INVESTING

     Certain Funds may or will invest in securities of foreign issuers. Unless otherwise described in the Fund's prospectus, the Fund considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the portfolio management team's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

     In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, a Fund may experience settlement difficulties or delays not usually encountered in the United States.

     Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets are not fully invested or attractive investment opportunities are foregone.

     Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

     The governments of some countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatization"). The Adviser believes that privatization may offer investors opportunities for significant capital appreciation and intends to invest assets of the Funds in privatization in appropriate circumstances. In certain countries, the ability of foreign entities, such as the Funds, to participate in privatization may be limited by local law, or the terms on which the Funds may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that any privatization programs in which the Funds participates will be successful.

     FOREIGN CURRENCY EXCHANGE RISKS. To the extent a Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, such Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies. The Funds do not intend to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless the Fund has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or the Fund has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Fund.

     A Fund's foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. A Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

     A Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The Funds generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If a Fund engages in an offsetting transaction, that Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Fund would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     In addition, Funds may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to fluctuate in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. These Funds may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where two currencies are economically linked. A Fund's entry into forward contracts, as well as any use of proxy or cross hedging techniques, will generally require the Fund to segregate cash or liquid securities in an amount at least equal to the Fund's obligations throughout the duration of the contract. Funds may combine forward contracts with investments in securities denominated in other currencies to achieve desired security and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fund may be able to lock in the foreign currency value of the security and adopt a synthetic position reflecting the credit quality of the U.S. dollar-denominated security.

     To the extent required by the rules and regulations of the SEC, the Fund will segregate cash or liquid securities in an amount at least equal to the value of such Fund's total assets committed to the consummation of forward foreign currency exchange contracts. See also "Strategic Transactions".

     FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES. Foreign currency warrants are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

     Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may, in limited cases, be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

     Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

     INVESTING IN EMERGING MARKET COUNTRIES. The risks of foreign investment are heightened when the issuer is from an emerging market country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. A Fund may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the United States or other countries.

     A Fund's purchase and sale of portfolio securities of issuers determined by the portfolio management team to be in emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of such Fund, the Adviser, its affiliates or their respective clients or other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investment by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that the Fund may invest in such countries through other investment funds in such countries.

     Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.

     Many emerging market countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging markets countries. Unanticipated political or social developments may result in sudden and significant investment losses.

     Settlement procedures in emerging market countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause such Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Fund in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

     The small size and inexperience of the securities markets in certain emerging market countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. A Fund's investments in emerging market countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging market countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

     A Fund's use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, the Adviser does not currently anticipate that a significant portion of the Funds' currency exposure in emerging market countries, if any, will be covered by such instruments.

     Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

     Debt securities of corporate issuers in emerging market countries may include debt securities or obligations issued (i) by banks located in emerging market countries or by branches of emerging market country banks located outside the country or (ii) by companies organized under the laws of an emerging market country.

     RUSSIAN INVESTING. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares in Russian issuers is evidenced by entries in an issuer's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Funds could possibly lose their registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Funds to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian issuers with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such issuers have not always followed this law. Because of this lack of independence of registrars, management of a Russian issuer may be able to exert considerable influence over who can purchase and sell the issuer's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent the Funds from investing in the securities of certain Russian issuers and could cause a delay in the sale of Russian securities by the Funds if the issuer deems a purchaser unsuitable, which may expose the Funds to potential loss on their investment.

     In light of the risks described above, the Board of Directors has approved certain procedures concerning the Funds' investments in Russian securities. Among these procedures is a requirement that the Funds not invest in the securities of a Russian issuer unless that issuer's registrar has entered into a contract with the Funds' sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Funds. This requirement will likely have the effect of precluding investments in certain Russian issuers that the Funds might otherwise make.

     BRADY BONDS. Funds that invest in foreign debt securities may invest in debt obligations customarily referred to as "Brady Bonds." Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. A Fund may purchase Brady Bonds either in the primary or secondary markets. The price and yield of Brady Bonds purchased in the secondary market will reflect the market conditions at the time of purchase, regardless of the stated face amount and the stated interest rate. With respect to Brady Bonds with no or limited collateralization, a Fund will rely for payment of interest and principal primarily on the willingness and ability of the issuing government to make payment in accordance with the terms of the bonds.

     U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held to the scheduled maturity of the defaulted Brady Bonds by the collateral agent, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

ILLIQUID SECURITIES

     Each Fund may invest a portion of its assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Company's Board of Directors. Ordinarily, a Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to that Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by a Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Company's Board of Directors are not subject to the limitation on illiquid securities; however, such securities are still subject to any Fund limitation on the securities subject to legal or contractual restrictions on resale as described in that Fund's investment restrictions. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security.

INVESTMENT COMPANY SECURITIES

     Each Fund may invest in securities of other open-end or closed-end investment companies, by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations or as may otherwise be permitted by the 1940 Act.

     Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted by certain emerging market countries through investment funds which have been specifically authorized. Certain Funds may invest in these investment funds, including those advised by Adviser or its affiliates, subject to applicable provisions of the 1940 Act, and other applicable laws.

     If a Fund invests in such investment companies or investment funds, that Fund's shareholders will bear not only their proportionate share of the expenses of that Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment companies or investment funds.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     Certain Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions ("Lenders"). Such Funds' investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties.

     In the case of Participations, a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Fund determines that the Lender interpositioned between the Fund and the borrower is creditworthy.

     When a Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

     The Funds anticipate that such loan interests may be sold only to a limited number of institutional investors. The lack of a broad secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a broad secondary market for Assignments and Participations also may make it more difficult for a Fund to value these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

LOWER-GRADE SECURITIES

     Certain Funds may invest in lower-grade income securities. Securities that are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a Fund that invests in lower-grade securities.

     Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by a Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, such Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery on such amounts.

     Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the income securities market and as a result of real or perceived changes in credit risk. The value of such a Fund's investments can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Income securities with longer maturities, which may have higher yields, may increase or decrease in value more than income securities with shorter maturities. However, the secondary market prices of lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in such a Fund and thus in the net asset value of that Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

     The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a Fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which a Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, a Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

     The Adviser is responsible for determining the net asset values of the Funds' securities, subject to the supervision of the Company's Board of Directors. During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities, the ability to value the securities becomes more difficult and the judgment of the Adviser may play a greater role in the valuation of such securities due to the reduced availability of reliable objective data.

     A Fund may invest in securities not producing immediate cash income, including securities in default, zero-coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings and thus may be more speculative. Special tax considerations are associated with investing in certain lower-grade securities, such as zero-coupon or pay-in-kind securities. See "Taxation" below. The Fund's portfolio management team will weigh these concerns against the expected total returns from such instruments.

     A Fund's investments may include securities with the lowest-grade assigned by the recognized rating organizations and unrated securities of comparable quality. Securities assigned such ratings include those of companies that are in default or are in bankruptcy or reorganization. Such a Fund may invest in or own securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or dividends. A Fund may have limited recourse in the event of default on such securities. Securities of such companies are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in capital appreciation. If the company defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. The portfolio management team will balance the benefits of deep discount securities with their risks. While a broad portfolio of investments may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.

     Many lower-grade securities are not listed for trading on any national securities exchange, and many issuers of lower-grade securities choose not to have a rating assigned to their obligations by any recognized rating organization. As a result, a Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests primarily in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by a Fund and may also limit the ability of a Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent a Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

     The Funds will rely on judgment, analysis and experience of their portfolio management teams in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, a portfolio management team may consider the credit ratings of recognized rating organizations in evaluating securities although the portfolio management team does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. Additionally, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require a Fund to dispose of a security. The portfolio management team continuously monitors the issuers of securities held in a Fund. Additionally, since most foreign securities are not rated, a Fund will invest in such securities based on the portfolio management team's analysis without any guidance from published ratings. Because of the number of investment considerations involved in investing in lower-grade securities and foreign securities, achievement of such Fund's investment objectives may be more dependent upon the portfolio management team's credit analysis than is the case with investing in higher-grade securities.

     New or proposed laws may have an impact on the market for lower-grade securities. The Adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.

MORTGAGE-RELATED DEBT SECURITIES

     Mortgage-related debt securities represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Each mortgagor's monthly payment to his lending institution on his residential mortgage is "passed-through" to investors. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions which originate mortgages for the pools are subject to certain standards, including credit and underwriting criteria for individual mortgages included in the pools.

     The coupon rate of interest on mortgage-related securities is lower than the interest rates paid on the mortgages included in the underlying pool, but only by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor of payment of the securities for the guarantee of the services of passing through monthly payments to investors. Actual yield may vary from the coupon rate, however, if mortgage-related securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that mortgages in the underlying pool are prepaid as noted above. In addition, interest on mortgage-related securities is earned monthly, rather than semi-annually as is the case for traditional bonds, and monthly compounding may tend to raise the effective yield earned on such securities.

     STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed "illiquid" and are subject to a Fund's limitations on investment in illiquid securities.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS

     For purposes of the Funds' investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. See "Foreign Investing" above for a discussion of the risks of foreign investments. These institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping requirements than those applicable to domestic branches of U.S. banks.

REPURCHASE AGREEMENTS

     The Funds may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. A Fund may enter into repurchase agreements with broker-dealers, banks or other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Company's Board of Directors. A Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. A Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Funds than would be available to the Funds investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. A Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

REVERSE REPURCHASE AGREEMENTS

     To the extent allowed by the Fund's investment restrictions, certain Funds may enter into reverse repurchase agreements with broker-dealers, banks and other financial institutions that meet the credit guidelines set by the Company's Board of Directors. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by a Fund. A Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. A Fund will segregate cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect a Fund's net asset value. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision.

SECURITIES LENDING

     Certain Funds may lend investment securities to qualified broker-dealers, banks and other institutional borrowers who need to borrow securities to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. Each Fund may lend its investment securities to qualified brokers-dealers, domestic and foreign banks and other institutional borrowers, so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act, or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or liquid securities having a value at all times not less than 100% of the value of the securities loaned, including accrued interest, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. If the borrower fails to return the borrowed securities or maintain the requisite amount of collateral, the loan terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovering and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to borrowers deemed by the Adviser to be creditworthy and when the consideration which can be earned from such loans is believed to justify the attendant risks. On termination of the loan, the borrower is required to return the securities to the Fund; any gain or loss in the market price during the loan would inure to the Fund. All relevant facts and circumstances, including the creditworthiness of the broker-dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Company's Board of Directors.

     At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted by the Fund.

SHORT SALES

     Unless limited by a Fund's fundamental investment restrictions described herein, each Fund may from time to time sell securities short. A short sale is a transaction in which a Fund sells a security in anticipation that the market price of such security will decline. Unless limited by a Fund's fundamental investment restrictions described herein, each Fund may sell securities it owns or has the right to acquire at no added cost (i.e., "against the box") or it does not own. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     The Fund's obligation to replace the borrowed security will be secured by collateral of cash or liquid securities. Depending on arrangements made with the broker-dealer, bank or other financial institution from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such entity.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STRATEGIC TRANSACTIONS

     Each Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectuses) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the portfolio management team seeks to use such transactions to further the Fund's investment objective(s), no assurance can be given that the use of these transactions will achieve this result.

     FUTURES CONTRACTS. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or a specific currency at a specified future time and at a specified price. Futures contracts that are traded in the United States and that are standardized as to maturity date and underlying financial instrument, index or currency, are traded on national futures contract exchanges. Futures contract exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. government agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currencies, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures contract position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Unless otherwise limited in a Fund's Prospectus or herein, each Fund may sell indexed financial futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. An index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. Successful use of index futures contracts will be subject to the portfolio management team's ability to predict correctly movements in the direction of the relevant securities market. No assurance can be given that the portfolio management team's judgment in this respect will be correct.

     Unless otherwise limited in a Fund's Prospectus or herein, each Fund may buy indexed financial futures contracts in anticipation of or during a market advance to attempt to capture the increase in market value of securities. For example, if the Fund's portfolio management team believes that a portion of a Fund's assets should be invested in emerging market country securities but such investments have not been fully made and the portfolio management team anticipates a significant market advance, the Fund may purchase index futures contracts to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that it intends to purchase. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures contract position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of such securities.

     Futures contract traders are required to make a good faith margin deposit in cash or liquid securities to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures contract exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums.

     After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of an additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures contract markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the underlying securities with futures contracts that they trade, and use futures contracts with the expectation of realizing profits from market fluctuations. The Funds intend to use futures contracts only for hedging purposes.

     Regulations of the CFTC applicable to the Funds require generally that all futures contract transactions constitute bona fide hedging transactions. A Fund may engage in futures contract transactions for other purposes so long as the aggregate initial margin and premiums required for such transaction will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Funds generally will only sell futures contracts to protect securities owned against declines in price or purchase contracts to protect against an increase in the price of securities intended for purchase. As evidence of this hedging interest, the Funds expect that approximately 75% of their respective futures contracts will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures contracts positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     Risk Factors in Futures Contract Transactions. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures contracts. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures contract position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet its daily margin requirement at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying the futures contracts it holds. The inability to close options and futures contracts positions also could have an adverse impact on the Fund's ability to effectively hedge.

     The Funds will minimize the risk that they will be unable to close out a futures contract by generally entering into futures contracts which are traded on recognized international or national futures contract exchanges and for which there appears to be a liquid secondary market, however, the Funds may enter into over-the-counter futures contracts transactions to the extent permitted by applicable law.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures contract pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the Funds engage in futures contract strategies only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures contract transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, the Fund had invested in the underlying security or currency and sold it after the decline.

     Utilization of futures contracts transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities or currencies being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk that the Fund will lose margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     Most futures contract exchanges limit the amount of fluctuation in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary, either up or down, from the previous day's settlement price. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses.

     OPTIONS TRANSACTIONS. Unless otherwise limited in a Fund's Prospectus or herein, each Fund may write (i.e., sell) covered call options which give the purchaser the right to buy the underlying security covered by the option from the Fund at the stated exercise price. A "covered" call option means that, so long as a Fund is obligated as the writer of the option, it will own (i) the underlying securities subject to the option, or (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option.

     A Fund will receive a premium from writing call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods a Fund will receive less total return and in other periods a Fund will receive greater total return from writing covered call options than it would have received from its underlying securities had it not written call options.

     A Fund may sell put options to receive the premiums paid by purchasers and to close out a long put option position. In addition, when the Fund wishes to purchase a security at a price lower than its current market price, a Fund may write a covered put at an exercise price reflecting the lower purchase price sought.

     A Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing. A Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put option purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. A Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on a Fund's ability to purchase call and put options.

     Unless the parties provide for it, there is no central clearing or guaranty function in an over-the-counter option ("OTC Option"). As a result, if the counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Fund must assess the creditworthiness of each such counterparty or any guarantor of credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC Options will be satisfied. The staff of the SEC currently takes the position that, in general, OTC Options on securities purchased by the Fund and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

     Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract or underlying securities, an option may or may not be less risky than ownership of the futures contract or actual securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities. In the opinion of the Adviser, the risk that a Fund will be unable to close out an options contract will be minimized by only entering into options transactions for which there appears to be a liquid secondary market.

     OPTIONS ON FOREIGN CURRENCIES. Unless otherwise limited in a Fund's Prospectus or herein, each Fund may attempt to accomplish objectives similar to those described herein with respect to foreign currency forward contracts and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives a Fund the right to sell a currency at the exercise price until the expiration of the option. A call option gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

     The Funds may purchase and write options on foreign currencies in a manner similar to that in which a Fund may utilize futures contracts on foreign currencies or forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. To protect against such diminution in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the value of the currency declines, the Funds will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on their portfolios which otherwise would have resulted. Conversely, the Funds may purchase call options on currencies whose value is projected to increase, causing an increase in the cost of securities denominated in that currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Funds derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options which would require them to forego a portion or all of the benefits of advantageous changes in such rates.

     Funds may write options on foreign currencies for the same purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     Funds may only write covered call options on foreign currencies. A call option on a foreign currency written by the portfolio is "covered" if the Fund owns the underlying foreign currency covered by the call, has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account) or can obtain that foreign currency upon conversion or exchange of another foreign currency(ies) held in its portfolio. A written call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the Fund segregates cash or liquid securities in an amount at least equal to the difference.

     Funds may also write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which the portfolio owns or has the right to acquire due to an adverse change in the exchange rate and which is denominated in the currency underlying the option. In such circumstances, the Fund will either "cover" the transaction as described above or collateralize the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

     CAPS, FLOORS AND COLLARS. Unless otherwise limited by a Fund's Prospectus or herein, each Fund may invest in caps, floors and collars, which are instruments analogous to options transactions described above. In particular, a cap is the right to receive the excess of a reference rate over a given rate and is analogous to a put option. A floor is the right to receive the excess of a given rate over a reference rate and is analogous to a call option. Finally, a collar is an instrument that combines a cap and a floor. That is, the buyer of a collar buys a cap and writes a floor, and the writer of a collar writes a cap and buys a floor. The risks associated with caps, floors and collars are similar to those associated with options. In addition, caps, floors and collars are subject to risk of default by the counterparty because they are privately negotiated instruments.

     COMBINED TRANSACTIONS. Unless otherwise limited by a Fund's Prospectus or herein, each Fund may enter into multiples of the forwards, futures contracts and options transactions described above, including multiple options transactions, multiple futures contract transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures contracts, options and foreign currency transactions. The Funds may enter into any of the foregoing, instead of a single transaction, as part of a single portfolio management or hedging strategy when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable SEC regulations and SEC staff guidelines.

     RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a writer of options and a trader of forward contracts could lose amounts substantially in excess of their initial investments.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement. These special procedures may include technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. When conducted outside the United States, such transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in or the prices of such transactions, securities, and other instruments. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

     STRUCTURED NOTES. Structured Notes are derivatives, the amount of principal repayment and/or interest payments of which is based upon the movement of one or more factors. These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and the London Interbank Offered Rate) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Funds may use structured notes to tailor their investments to the specific risks and returns that the Fund is willing to accept, while avoiding or reducing certain other risks.

     SWAP CONTRACTS. A swap contract is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and an agreed upon notional amount. The term "specified index" may include, but is not limited to, currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

     The swaps in which the noted Funds may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and, to avoid any potential leveraging of the Fund, the Fund will segregate cash or liquid securities in an amount at least equal to any accrued but unpaid net amounts owed to the swap counterparty. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Fund believes such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. Funds may enter into over-the-counter derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Adviser in accordance with guidelines established by the Company's Board of Directors. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

     The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Fund's portfolio management team is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.

     USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash and/or liquid securities to the extent such Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or subject to any regulatory restrictions, the Fund must segregate an amount of cash and/or liquid securities at least equal to the current amount of the obligation. In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash and/or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and/or liquid securities with a value equal to the Fund's net obligation, if any. Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligation.

U.S. GOVERNMENT OBLIGATIONS

     Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

     The Funds may purchase securities on a "when-issued" or "delayed delivery" basis. In such transactions, instruments are bought with payment and delivery taking place in the future to secure what is considered to be an advantageous yield or price at the time of the transaction. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment, and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made.

ZERO COUPON BONDS

     Zero coupon bonds is a term used to describe notes and bonds that have been stripped of their unmatured interest coupons or the coupons themselves, and also receipts or certificates representing interest in such stripped debt obligations and coupons. The timely payment of coupon interest and principal on zero coupon bonds issued by the U.S. Treasury remains guaranteed by the "full faith and credit" of the United States government.

     A zero coupon bond does not pay interest. Instead, it is issued at a substantial discount to its "face value" -- what it will be worth at maturity. The difference between a security's issue or purchase price and its face value represents the imputed interest that an investor will earn if the security is held until maturity. Special tax considerations are associated with investing in zero-coupon bonds. See "Taxation" below.

     Zero coupon bonds may offer investors the opportunity to earn higher yields than those available on U.S. Treasury Bonds of similar maturity. However, zero coupon bond prices may also exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest is returned to the investor.

     Zero Coupon Treasury Bonds are sold under a variety of different names, such as: Certificate of Accrual on Treasury Securities ("CATS"), Treasury Receipts ("TRs"), Separate Trading of Registered Interest and Principal of Securities ("STRIPS") and Treasury Investment Growth Receipts ("TIGERS").

                            INVESTMENT RESTRICTIONS

     Each Fund has adopted certain investment policies that are either fundamental investment limitations or non-fundamental investment limitations. Fundamental investment limitations may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of: (1) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or
(2) more than 50% of the outstanding voting securities of the Fund. Non-fundamental investment limitations may be changed by the Board of Directors of the Company without shareholder approval.

     Each Fund is designated as either a diversified fund or a non-diversified fund as those terms are defined under the 1940 Act. Like fundamental investment restrictions, a fund which is designated as a diversified fund may not change its status to a non-diversified fund without approval by the vote of a majority of its outstanding voting securities. The following Funds are diversified funds:
American Value Fund, Asian Equity Fund, Equity Growth Fund, European Value Equity Fund, Global Equity Allocation Fund, Global Value Equity Fund, Growth and Income Fund II, Japanese Equity Fund, Mid Cap Growth Fund and Value Fund. The following Funds are non-diversified funds: Emerging Markets Debt Fund, Emerging Markets Fund, Emerging Markets Income Fund, Focus Equity Fund, Global Franchise Fund, International Magnum Fund and Latin American Fund. As described in the Prospectuses for the non-diversified funds, such funds may invest a greater portion of their assets in a more limited number of issuers than diversified funds, and therefore, non-diversified funds are subject to greater risk because the changes in the financial condition of a single issuer may cause greater fluctuation in the value of such funds' shares.

     The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitation on borrowings and illiquid securities, the percentage limitations apply at the time of purchase and on an ongoing basis.

     For the purpose of describing fundamental investment limitations, the Funds have been divided into two separate groups, which limitations apply only to the Funds that form a part of that group. The groups are comprised as follows:

Category I Funds:                American Value Fund, Asian Equity Fund,
                                 Emerging Markets Fund, Emerging Markets Income
                                 Fund, European Value Equity Fund, Focus Equity
                                 Fund, Global Equity Allocation Fund, Growth and
                                 Income Fund II, International Magnum Fund,
                                 Japanese Equity Fund and Latin American Fund.

Category II Funds:               Emerging Markets Debt Fund, Equity Growth Fund,
                                 Global Franchise Fund, Global Value Equity
                                 Fund, Mid Cap Growth Fund and Value Fund.

CATEGORY I FUNDS

     The following are fundamental investment limitations with respect to the Category I Funds. No Category I Fund will:

     (1) invest in commodities, except that each of the American Value Fund, Emerging Markets Fund, Emerging Markets Income Fund, European Value Equity Fund, Focus Equity Fund, Growth and Income Fund II and Latin American Fund may invest in futures contracts and options to the extent that not more than 5% of its total assets are required as deposits to secure obligations under futures contracts and not more than 20% of its total assets are invested in futures contracts and options at any time.

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

     (3) underwrite the securities of other issuers.

     (4) invest for the purpose of exercising control over management of any company.

     (5) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation.

     (6) except with respect to the Latin American Fund, acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     (7) write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases.

     (8) purchase on margin or sell short except as specified above in (1) and except that the Emerging Markets Fund, Emerging Markets Income Fund, European Value Equity Fund, Focus Equity Fund and Latin American Fund may enter into short sales in accordance with its investment objective and policies.

     (9) purchase or retain securities of an issuer if those officers and directors of the Company or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

     (10) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Fund's total assets valued at the lower of market or cost and a Fund may not purchase additional securities when borrowings exceed 5% of total assets, except that the Emerging Markets Income Fund, Growth and Income Fund II and Latin American Fund may enter into reverse repurchase agreements in accordance with its investment objective and policies and except that each of the Emerging Markets Income Fund, Focus Equity Fund and Latin American Fund may borrow amounts up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing.

     (11) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at Emerging Markets Income Fund fair market value, except that each of the Focus Equity Fund and Latin American Fund may pledge, mortgage or hypothecate its assets to secure borrowings in amounts up to 33 1/3% of its assets (including the amount borrowed).

     (12) invest more than an aggregate of 15% of the total assets of the Fund, determined at the time of investment, in illiquid assets, including repurchase agreements having maturities of more than seven days or invest in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of the Fund's total assets would be invested in these time deposits; provided, however, that no Fund shall invest (i) more than 10% of its total assets in securities subject to legal or contractual restrictions on resale, and (ii) in fixed time deposits with a duration of over seven calendar days.

     (13) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act.

     (14) issue senior securities.

     (15) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (12) above) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.

     (16) except for the Emerging Markets Fund, Emerging Markets Income Fund, Focus Equity Fund, International Magnum Fund and Latin American Fund, purchase more than 10% of any class of the outstanding securities of any issuer.

     (17) except for the Emerging Markets Fund, Emerging Markets Income Fund, Focus Equity Fund, International Magnum Fund and Latin American Fund, purchase securities of an issuer (except obligations of the U.S. government and its instrumentalities) if as the result, with respect to 75% of its total assets, more than 5% of the Fund's total assets, at market value, would be invested in the securities of such issuer.

     The following are non-fundamental investment limitations with respect to the Category I Funds. As a matter of non-fundamental policy, no Category I Fund will:

     (1) purchase warrants if, by reason of such purchase, more than 5% of the value of the Fund's net assets would be invested in warrants valued at the lower of cost or market. Included in this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on a nationally recognized stock exchange.

     (2) invest in oil, gas or other mineral leases; invest up to 25% of its total assets in privately placed securities; or invest more than 15% of its net assets in illiquid securities.

     (3) except with respect to the Latin American Fund, acquire any securities of companies within one industry if, as a result of such acquisition, 25% or more of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     The percentage limitations contained in these restrictions apply at the time of purchase of securities, except for limitations on borrowings and illiquid securities which apply on an ongoing basis.

CATEGORY II FUNDS

     The following are fundamental investment limitations with respect to the Category II Funds. No Category II Fund will:

     (1) invest in physical commodities or contracts on physical commodities, except that any Fund may acquire physical commodities as a result of ownership of securities or other instruments and may purchase or sell options or futures contracts or invest in securities or other instruments backed by physical commodities.

     (2) purchase or sell real estate, although each Fund may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate.

     (3) make loans except: (i) by purchasing debt securities in accordance with their respective investment objectives and policies, or entering into repurchase agreements, subject to the limitations described in non-fundamental investment limitation (9) below, (ii) by lending their portfolio securities, and (iii) by lending portfolio assets to other Funds, banks, brokers, dealers and other financial institutions, so long as such loans are not inconsistent with the 1940 Act, the rules, regulations, interpretations or orders of the SEC and its staff thereunder.

     (4) except for the Emerging Markets Debt Fund and the Global Franchise Fund, with respect to 75% of each Fund's assets, purchase a security if, as a result, the Fund would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer.

     (5) except for the Emerging Markets Debt Fund and the Global Franchise Fund, with respect to 75% of each Fund's assets, purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

     (6) issue any class of senior security or sell any senior security of which it is the issuer, except that each Fund may borrow money as a temporary measure for extraordinary or emergency purposes, provided that such borrowings do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings) and except that the Emerging Markets Debt Fund may borrow from banks in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities in accordance with its investment objective and policies. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of a Fund's total assets at the time the Fund makes such temporary borrowing. Notwithstanding the foregoing limitations on issuing or selling senior securities and borrowing, a Fund may engage in investment strategies that obligate it either to purchase securities or segregate assets, or enter into reverse repurchase agreements, provided that it will segregate assets to cover its obligations pursuant to such transactions in accordance with applicable rules, orders, or interpretations of the SEC or its staff. This investment limitation shall not preclude a Fund from issuing multiple classes of shares in reliance on SEC rules or orders.

     (7) underwrite the securities of other issuers (except to the extent that a Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the disposition of restricted securities).

     (8) acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, when any such Fund adopts a temporary defensive position.

     The following are non-fundamental investment limitations with respect to the Category II Funds. As a matter of non-fundamental policy, no Category II Fund will:

     (1) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that each Fund may make margin deposits in connection with transactions in options, futures contracts, and options on futures contracts.

     (2) sell short unless the Fund (i) owns the securities sold short, (ii) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (iii) segregates cash or liquid securities an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, at least equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order, or interpretation, except that the Emerging Markets Debt Fund may from time to time sell securities short without limitation but consistent with applicable legal requirements as stated in its Prospectus; provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (3) purchase or retain securities of an issuer if those officers and directors of the Company or any of its investment advisers owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

     (4) borrow money other than from banks or other Funds of the Company, provided that a Fund may borrow from banks or other Funds of the Company so long as such borrowing is not inconsistent with the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; or, except for the Emerging Markets Debt Fund, purchase additional securities when borrowings exceed 5% of total assets.

     (5) pledge, mortgage or hypothecate assets in an amount greater than 10% of its total assets in the case of the Emerging Markets Debt Fund, Equity Growth Fund and Global Value Equity Funds or 50% of its total assets in the case of the Mid Cap Growth Fund and Value Fund, provided that each Fund may segregate cash or liquid securities without limit in order to comply with the requirements of
Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff.

     (6) invest more than an aggregate of 15% of the net assets of the Fund in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Company's Board of Directors.

     (7) invest for the purpose of exercising control over management of any company.

     (8) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act.

     (9) in the case of the Emerging Markets Debt Fund, Equity Growth Fund and Global Value Equity Fund, make loans as described in fundamental investment limitations 3(ii) and 3(iii), above, in an amount exceeding 33 1/3% of its total assets.

     If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Fund's assets will not be considered a violation of the restriction, and the sale of securities will not be required, except for the limitation on borrowings and illiquid securities which apply on an ongoing basis.

                             DIRECTORS AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

                             INDEPENDENT DIRECTORS

                                                                                                       NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                      COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT DIRECTOR        FUND        SERVED    DURING PAST 5 YEARS                              BY DIRECTOR
David C. Arch (58)          Director         +       Chairman and Chief Executive Officer of Blistex      90
Blistex Inc.                                         Inc., a consumer health care products
1800 Swift Drive                                     manufacturer. Former Director of the World
Oak Brook, IL 60523                                  Presidents Organization-Chicago Chapter.
                                                     Director of the Heartland Alliance, a nonprofit
                                                     organization serving human needs based in
                                                     Chicago.

J. Miles Branagan (71)      Director         +       Private investor. Co-founder, and prior to           88
1632 Morning Mountain Road                           August 1996, Chairman, Chief Executive Officer
Raleigh, NC 27614                                    and President, MDT Corporation (now known as
                                                     Getinge/Castle, Inc., a subsidiary of Getinge
                                                     Industrier AB), a company which develops,
                                                     manufactures, markets and services medical and
                                                     scientific equipment.

Jerry D. Choate (65)        Director         +       Prior to January 1999, Chairman and Chief            88
33971 Selva Road                                     Executive Officer of the Allstate Corporation
Suite 130                                            ("Allstate") and Allstate Insurance Company.
Dana Point, CA 92629                                 Prior to January 1995, President and Chief
                                                     Executive Officer of Allstate. Prior to August
                                                     1994, various management positions at Allstate.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR     HELD BY DIRECTOR
David C. Arch (58)          Trustee/Director/
Blistex Inc.                Managing General
1800 Swift Drive            Partner of funds in
Oak Brook, IL 60523         the Fund Complex.


J. Miles Branagan (71)      Trustee/Director/
1632 Morning Mountain Road  Managing General
Raleigh, NC 27614           Partner of funds in
                            the Fund Complex.


Jerry D. Choate (65)        Trustee/Director/
33971 Selva Road            Managing General
Suite 130                   Partner of funds in
Dana Point, CA 92629        the Fund Complex.
                            Director of Amgen
                            Inc., a
                            biotechnological
                            company, and Director
                            of Valero Energy
                            Corporation, an
                            independent refining
                            company.

                                                                                                       NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                      COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT DIRECTOR        FUND        SERVED    DURING PAST 5 YEARS                              BY DIRECTOR

Rod Dammeyer (62)           Director         +       President of CAC, llc., a private company            90
CAC, llc.                                            offering capital investment and management
4350 LaJolla Village Drive                           advisory services. Prior to July 2000, Managing
Suite 980                                            Partner of Equity Group Corporate Investment
San Diego, CA 92122-6223                             (EGI), a company that makes private investments
                                                     in other companies.

Linda Hutton Heagy (55)     Director         +       Managing Partner of Heidrick & Struggles, an         88
Heidrick & Struggles                                 executive search firm. Trustee on the
233 South Wacker Drive                               University of Chicago Hospitals Board, Vice
Suite 7000                                           Chair of the Board of the YMCA of Metropolitan
Chicago, IL 60606                                    Chicago and a member of the Women's Board of
                                                     the University of Chicago. Prior to 1997,
                                                     Partner of Ray & Berndtson, Inc., an executive
                                                     recruiting firm. Prior to 1996, Trustee of The
                                                     International House Board, a fellowship and
                                                     housing organization for international graduate
                                                     students. Prior to 1995, Executive Vice
                                                     President of ABN AMRO, N.A., a bank holding
                                                     company. Prior to 1992, Executive Vice
                                                     President of La Salle National Bank.

R. Craig Kennedy (51)       Director         +       Director and President of the German Marshall        88
11 DuPont Circle, N.W.                               Fund of the United States, an independent U.S.
Washington, D.C. 20016                               foundation created to deepen understanding,
                                                     promote collaboration and stimulate exchanges
                                                     of practical experience between Americans and
                                                     Europeans. Formerly, advisor to the Dennis
                                                     Trading Group Inc., a managed futures and
                                                     option company that invests money for
                                                     individuals and institutions. Prior to 1992,
                                                     President and Chief Executive Officer, Director
                                                     and member of the Investment Committee of the
                                                     Joyce Foundation, a private foundation.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR     HELD BY DIRECTOR

Rod Dammeyer (62)           Trustee/Director/
CAC, llc.                   Managing General
4350 LaJolla Village Drive  Partner of funds in
Suite 980                   the Fund Complex.
San Diego, CA 92122-6223    Director of TeleTech
                            Holdings Inc.,
                            Stericycle, Inc.,
                            TheraSense, Inc.,
                            GATX Corporation,
                            Arris Group, Inc. and
                            Trustee of the
                            University of Chicago
                            Hospitals and Health
                            Systems. Prior to May
                            2002, Director of
                            Peregrine Systems
                            Inc. Prior to
                            February 2001, Vice
                            Chairman and Director
                            of Anixter
                            International, Inc.
                            and IMC Global Inc.
                            Prior to July 2000,
                            Director of Allied
                            Riser Communications
                            Corp., Matria
                            Healthcare Inc.,
                            Transmedia Networks,
                            Inc., CNA Surety,
                            Corp. and Grupo
                            Azcarero Mexico
                            (GAM). Prior to April
                            1999, Director of
                            Metal Management,
                            Inc.

Linda Hutton Heagy (55)     Trustee/Director/
Heidrick & Struggles        Managing General
233 South Wacker Drive      Partner of funds in
Suite 7000                  the Fund Complex.
Chicago, IL 60606

R. Craig Kennedy (51)       Trustee/Director/
11 DuPont Circle, N.W.      Managing General
Washington, D.C. 20016      Partner of funds in
                            the Fund Complex.

                                                                                                       NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                      COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT DIRECTOR        FUND        SERVED    DURING PAST 5 YEARS                              BY DIRECTOR

Howard J Kerr (67)          Director         +       Prior to 1998, President and Chief Executive         90
736 North Western Avenue                             Officer of Pocklington Corporation, Inc., an
P.O. Box 317                                         investment holding company. Director of the
Lake Forest, IL 60045                                Marrow Foundation

Jack E. Nelson (67)         Director         +       President of Nelson Investment Planning              88
423 Country Club Drive                               Services, Inc., a financial planning company
Winter Park, FL 32789                                and registered investment adviser in the State
                                                     of Florida. President of Nelson Ivest Brokerage
                                                     Services Inc., a member of the NASD, Securities
                                                     Investors Protection Corp. and the Municipal
                                                     Securities Rulemaking Board. President of
                                                     Nelson Sales and Services Corporation, a
                                                     marketing and services company to support
                                                     affiliated companies.
Hugo F. Sonnenschein (62)   Director         +       President Emeritus and Honorary Trustee of the       90
1126 E. 59th Street                                  University of Chicago and the Adam Smith
Chicago, IL 60637                                    Distinguished Service Professor in the
                                                     Department of Economics at the University of
                                                     Chicago. Prior to July 2000, President of the
                                                     University of Chicago. Trustee of the
                                                     University of Rochester and a member of its
                                                     investment committee. Member of the National
                                                     Academy of Sciences, the American Philosophical
                                                     Society and a fellow of the American Academy of
                                                     Arts and Sciences.

Suzanne H. Woolsey (61)     Director         +       Chief Communications Officer of the National         88
2101 Constitution Ave.,                              Academy of Sciences/National Research Council,
N.W.                                                 an independent, federally chartered policy
Room 285                                             institution, since 2001 and previously Chief
Washington, D.C. 20418                               Operating Officer from 1993 to 2001. Director
                                                     of the Institute for Defense Analyses, a
                                                     federally funded research and development
                                                     center, Director of the German Marshall Fund of
                                                     the United States, and Trustee of Colorado
                                                     College. Prior to 1993, Executive Director of
                                                     the Commission on Behavioral and Social
                                                     Sciences and Education at the National Academy
                                                     of Sciences/ National Research Council. From
                                                     1980 through 1989, Partner of Coopers &
                                                     Lybrand.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR     HELD BY DIRECTOR

Howard J Kerr (67)          Trustee/Director/
736 North Western Avenue    Managing General
P.O. Box 317                Partner of funds in
Lake Forest, IL 60045       the Fund Complex.
                            Director of the Lake
                            Forest Bank & Trust.

Jack E. Nelson (67)         Trustee/Director/
423 Country Club Drive      Managing General
Winter Park, FL 32789       Partner of funds in
                            the Fund Complex.
Hugo F. Sonnenschein (62)   Trustee/Director/
1126 E. 59th Street         Managing General
Chicago, IL 60637           Partner of funds in
                            the Fund Complex.
                            Director of Winston
                            Laboratories, Inc.

Suzanne H. Woolsey (61)     Trustee/Director/
2101 Constitution Ave.,     Managing General
N.W.                        Partner of funds in
Room 285                    the Fund Complex.
Washington, D.C. 20418      Director of Neurogen
                            Corporation, a
                            pharmaceutical
                            company, since
                            January 1998.

                             INTERESTED DIRECTORS*

                                                                                                       NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                      COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INTERESTED DIRECTOR         FUND        SERVED    DURING PAST 5 YEARS                              BY DIRECTOR
Mitchell M. Merin* (50)     Director,        +       President and Chief Executive Officer of funds       88
1221 Avenue of the          President                in the Fund Complex. Chairman, President, Chief
Americas                    and Chief                Executive Officer and Director of the Advisers
New York, NY 10020          Executive                and VK Advisors Inc. since December 2002.
                            Officer                  Chairman, President and Chief Executive Officer
                                                     of Van Kampen Investments since December 2002.
                                                     Director of Van Kampen Investments since
                                                     December 1999. Chairman and Director of Van
                                                     Kampen Funds Inc. since December 2002.
                                                     President, Director and Chief Operating Officer
                                                     of Morgan Stanley Investment Management since
                                                     December 1998. President and Director since
                                                     April 1997 and Chief Executive Officer since
                                                     June 1998 of Morgan Stanley Investment Advisors
                                                     Inc. and Morgan Stanley Services Company Inc.
                                                     Chairman, Chief Executive Officer and Director
                                                     of Morgan Stanley Distributors Inc. since June
                                                     1998. Chairman since June 1998, and Director
                                                     since January 1998 of Morgan Stanley Trust.
                                                     Director of various Morgan Stanley
                                                     subsidiaries. President of the Morgan Stanley
                                                     Funds since May 1999. Previously Chief
                                                     Executive Officer of Van Kampen Funds Inc. from
                                                     December 2002 to July 2003, Chief Strategic
                                                     Officer of Morgan Stanley Investment Advisors
                                                     Inc. and Morgan Stanley Services Company Inc.
                                                     and Executive Vice President of Morgan Stanley
                                                     Distributors Inc. from April 1997 to June 1998.
                                                     Chief Executive Officer from September 2002 to
                                                     April 2003 and Vice President from May 1997 to
                                                     April 1999 of the Morgan Stanley Funds.

Richard F. Powers, III*     Director         +       Advisory Director of Morgan Stanley. Prior to        90
(57)                                                 December 2002, Chairman, Director, President,
1 Parkview Plaza                                     Chief Executive Officer and Managing Director
P.O. Box 5555                                        of Van Kampen Investments and its investment
Oakbrook Terrace, IL 60181                           advisory, distribution and other subsidiaries.
                                                     Prior to December 2002, President and Chief
                                                     Executive Officer of funds in the Fund Complex.
                                                     Prior to May 1998, Executive Vice President and
                                                     Director of Marketing at Morgan Stanley and
                                                     Director of Dean Witter, Discover & Co. and
                                                     Dean Witter Realty. Prior to 1996, Director of
                                                     Dean Witter Reynolds Inc.

Wayne W. Whalen* (64)       Director         +       Partner in the law firm of Skadden, Arps,            90
333 West Wacker Drive                                Slate, Meagher & Flom (Illinois), legal counsel
Chicago, IL 60606                                    to funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR      HELD BY DIRECTOR
Mitchell M. Merin* (50)     Trustee/Director/
1221 Avenue of the          Managing General
Americas                    Partner of funds in
New York, NY 10020          the Fund Complex.

Richard F. Powers, III*     Trustee/Director/
(57)                        Managing General
1 Parkview Plaza            Partner of funds in
P.O. Box 5555               the Fund Complex.
Oakbrook Terrace, IL 60181

Wayne W. Whalen* (64)       Trustee/Director/
333 West Wacker Drive       Managing General
Chicago, IL 60606           Partner of funds in
                            the Fund Complex.

------------------------------------

* Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

+ See Table D below.

                                    OFFICERS

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President      ++          Managing Director of Global Research Investment Management.
2800 Post Oak Blvd.                                           Vice President of funds in the Fund Complex. Prior to
45th Floor                                                    December 2002, Chief Investment Officer of Van Kampen
Houston, TX 77056                                             Investments and President and Chief Operations Officer of
                                                              the Advisers and Van Kampen Advisors Inc. Prior to May 2002,
                                                              Executive Vice President and Chief Investment Officer of
                                                              funds in the Fund Complex. Prior to May 2001, Managing
                                                              Director and Chief Investment Officer of Van Kampen
                                                              Investments, and Managing Director and President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to December
                                                              2000, Executive Vice President and Chief Investment Officer
                                                              of Van Kampen Investments, and President and Chief Operating
                                                              Officer of the Advisers. Prior to April 2000, Executive Vice
                                                              President and Chief Investment Officer for Equity
                                                              Investments of the Advisers. Prior to October 1998, Vice
                                                              President and Senior Portfolio Manager with AIM Capital
                                                              Management, Inc. Prior to February 1998, Senior Vice
                                                              President and Portfolio Manager of Van Kampen American
                                                              Capital Asset Management, Inc., Van Kampen American Capital
                                                              Investment Advisory Corp. and Van Kampen American Capital
                                                              Management, Inc.

Stefanie V. Chang (36)        Vice President      ++          Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas                                   Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (60)      Executive Vice      ++          Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and                   Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020            Chief Investment                Management Inc. and Morgan Stanley Investments LP and
                              Officer                         Director of Morgan Stanley Trust for over 5 years. Executive
                                                              Vice President and Chief Investment Officer of funds in the
                                                              Fund Complex. Managing Director and Chief Investment Officer
                                                              of Van Kampen Investments, the Advisers and Van Kampen
                                                              Advisors Inc. since December 2002.

John R. Reynoldson (50)       Vice President      ++          Executive Director and Portfolio Specialist of the Advisers
1 Parkview Plaza                                              and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                 Fund Complex. Prior to July 2001, Principal and Co-head of
Oakbrook Terrace, IL 60181                                    the Fixed Income Department of the Advisers and Van Kampen
                                                              Advisors Inc. Prior to December 2000, Senior Vice President
                                                              of the Advisers and Van Kampen Advisors Inc. Prior to May
                                                              2000, Senior Vice President of the investment grade taxable group for the Advisers. Prior to June 1999, Senior Vice
                                                              President of the government securities bond group for Asset
                                                              Management.

Ronald E. Robison (64)        Executive Vice      ++          Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas   President and                   Executive Vice President and Principal Executive Officer of
New York, NY 10020            Principal                       funds in the Fund Complex. Chief Global Operations Officer
                              Executive                       and Managing Director of Morgan Stanley Investment
                              Officer                         Management Inc. Managing Director of Morgan Stanley.
                                                              Managing Director and Director of Morgan Stanley Investment
                                                              Advisors Inc. and Morgan Stanley Services Company Inc. Chief
                                                              Executive Officer and Director of Morgan Stanley Trust. Vice
                                                              President of the Morgan Stanley Funds.
A. Thomas Smith III (46)      Vice President and  ++          Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas   Secretary                       Director of Van Kampen Investments, Director of the
New York, NY 10020                                            Advisers, Van Kampen Advisors Inc., the Distributor,
                                                              Investor Services and certain other subsidiaries of Van
                                                              Kampen Investments. Managing Director and General
                                                              Counsel-Mutual Funds of Morgan Stanley Investment Advisors,
                                                              Inc. Vice President and Secretary of funds in the Fund
                                                              Complex. Prior to July 2001, Managing Director, General
                                                              Counsel, Secretary and Director of Van Kampen Investments,
                                                              the Advisers, the Distributor, Investor Services, and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to December 2000, Executive Vice President, General Counsel,
                                                              Secretary and Director of Van Kampen Investments, the
                                                              Advisers, Van Kampen Advisors Inc., the Distributor,
                                                              Investor Services and certain other subsidiaries of Van
                                                              Kampen Investments. Prior to January 1999, Vice President
                                                              and Associate General Counsel to New York Life Insurance
                                                              Company ("New York Life"), and prior to March 1997,
                                                              Associate General Counsel of New York Life. Prior to
                                                              December 1993, Assistant General Counsel of The Dreyfus
                                                              Corporation. Prior to August 1991, Senior Associate, Willkie
                                                              Farr & Gallagher. Prior to January 1989, Staff Attorney at
                                                              the Securities and Exchange Commission, Division of
                                                              Investment Management, Office of Chief Counsel.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS

John L. Sullivan (48)         Vice President,     ++          Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza              Chief Financial                 the Advisers, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                 Officer and                     subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181    Treasurer                       Chief Financial Officer and Treasurer of funds in the Fund
                                                              Complex. Head of Fund Accounting for Morgan Stanley
                                                              Investment Management. Prior to December 2002, Executive
                                                              Director of Van Kampen Investments, the Advisers and Van
                                                              Kampen Advisors Inc.

------------------------------------

++ See Table E below.

     Each trustee/director who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the ten years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund.

     Additional information regarding compensation and benefits for trustees/directors is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                          Fund Complex
                                                          ---------------------------------------------
                                                                           Aggregate
                                                           Aggregate       Estimated
                                                          Pension or        Maximum           Total
                                                          Retirement        Annual        Compensation
                                           Aggregate       Benefits      Benefits from       before
                                          Compensation    Accrued as       the Fund       Deferral from
                                            from the        Part of      Complex Upon         Fund
                Name(1)                    Company(2)     Expenses(3)    Retirement(4)     Complex(5)
                -------                   ------------    -----------    -------------    -------------
David C. Arch                                   (2)         $14,694        $147,500         $138,750
J. Miles Branagan                           $19,435          64,907          60,000          107,000
Jerry D. Choate                              19,435          24,774         130,000          107,000
Rod Dammeyer                                    (2)          26,231         147,500          138,750
Linda Hutton Heagy                           19,435           6,858         147,500          107,000
R. Craig Kennedy                             19,435           4,617         147,500          107,000
Howard J Kerr                                   (2)          50,408         147,500          138,750
Jack E. Nelson                               19,435          33,020         112,500          107,000
Hugo F. Sonnenschein                            (2)          26,282         147,500          138,750
Wayne W. Whalen                              19,435          51,855         147,500          245,750
Suzanne H. Woolsey                           19,435          15,533         147,500          107,000

------------------------------------

(1) Directors not eligible for compensation are not included in the Compensation Table.

(2) The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Company with respect to the Company's fiscal year ended June 30, 2003. Messrs. Arch, Dammeyer, Kerr and Sonnenschein were appointed to the Board of the Company on July 23, 2003, and thus have no compensation from the Company to report during the fiscal year ended June 30, 2003. The details of aggregate compensation before deferral for the Company and each Fund during the fiscal year ended June 30, 2003 are shown in Table A below. The details of compensation deferred for each series during the fiscal year ended June 30, 2003 are shown in Table B below. The details of cumulative deferred compensation (including interest) for each series of the Company as of June 30, 2003 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2002. The retirement plan is described above the Compensation Table. In 2003, efforts have been under way to combine the trustees/directors/managing general partners of the boards of the various Van Kampen-related funds in the Fund Complex. Prior to 2003, only Messrs. Whalen and Powers served as trustees/ directors/managing general partners of all of the various Van Kampen-related funds in the Fund Complex; and during 2003, other trustees/directors/managing general partners are being elected or appointed, as appropriate, to most of the respective boards of the underlying Van Kampen-related funds. The amounts in this column represent amounts for each trustee based on funds he/she oversaw for the period mentioned above; and thus it is anticipated that the amounts will increase in future compensation tables based on the increased number of funds overseen by such trustees going forward.

(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2002 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. In 2003, efforts have been under way to combine the trustees/directors/managing general partners of the boards of the various Van Kampen-related funds in the Fund Complex. Prior to 2003, only Messrs. Whalen and Powers served as trustees/directors/managing general partners of all of the various Van Kampen-related funds in the Fund Complex; and during 2003, other trustees/directors/managing general partners are being elected or appointed, as appropriate, to most of the respective boards of the underlying Van Kampen-related funds. The amounts in this column represent amounts for each trustee based on funds he/she oversaw for the period mentioned above; and thus it is anticipated that the amounts will increase in future compensation tables based on the increased number of funds overseen by such trustees going forward.

     As of the date of this Statement of Additional Information, the following Funds had not yet commenced investment operations and therefore are not reported in tables A-E below: Van Kampen Emerging Markets Debt Fund, Van Kampen Growth and Income Fund II and Van Kampen Japanese Equity Fund.

                                    TABLE A

     FISCAL YEAR 2003 AGGREGATE COMPENSATION FROM THE COMPANY AND EACH FUND

                                  FISCAL
           FUND NAME             YEAR-END   ARCH   BRANAGAN   CHOATE    DAMMEYER    HEAGY    KENNEDY   KERR   NELSON
           ---------             --------   ----   --------   ------    --------    -----    -------   ----   ------
American Value Fund............    6/30      $0    $ 1,626    $ 1,626      $0      $ 1,626   $ 1,626    $0    $ 1,626
Asian Equity Fund..............    6/30       0      1,265      1,265       0        1,265     1,265     0      1,265
Emerging Markets Fund..........    6/30       0      1,319      1,319       0        1,319     1,319     0      1,319
Emerging Markets Income Fund...    6/30       0      1,293      1,293       0        1,293     1,293     0      1,293
Equity Growth Fund.............    6/30       0      1,280      1,280       0        1,280     1,280     0      1,280
European Value Equity Fund.....    6/30       0      1,212      1,212       0        1,212     1,212     0      1,212
Focus Equity Fund..............    6/30       0      1,475      1,475       0        1,475     1,475     0      1,475
Global Equity Allocation
 Fund..........................    6/30       0      1,596      1,596       0        1,596     1,596     0      1,596
Global Franchise Fund..........    6/30       0      1,691      1,691       0        1,691     1,691     0      1,691
Global Value Equity Fund.......    6/30       0      1,553      1,553       0        1,553     1,553     0      1,553
International Magnum Fund......    6/30       0      1,286      1,286       0        1,286     1,286     0      1,286
Latin American Fund............    6/30       0      1,227      1,227       0        1,227     1,227     0      1,227
Mid Cap Growth Fund............    6/30       0      1,264      1,264       0        1,264     1,264     0      1,264
Value Fund.....................    6/30       0      1,348      1,348       0        1,348     1,348     0      1,348
                                             --    -------    -------      --      -------   -------    --    -------
 Company Total.................              $0    $19,435    $19,435      $0      $19,435   $19,435    $0    $19,435
                                             ==    =======    =======      ==      =======   =======    ==    =======


           FUND NAME             SONNENSCHEIN   WHALEN    WOOLSEY
           ---------             ------------   ------    -------
American Value Fund............       $0        $ 1,626   $ 1,626
Asian Equity Fund..............        0          1,265     1,265
Emerging Markets Fund..........        0          1,319     1,319
Emerging Markets Income Fund...        0          1,293     1,293
Equity Growth Fund.............        0          1,280     1,280
European Value Equity Fund.....        0          1,212     1,212
Focus Equity Fund..............        0          1,475     1,475
Global Equity Allocation
 Fund..........................        0          1,596     1,596
Global Franchise Fund..........        0          1,691     1,691
Global Value Equity Fund.......        0          1,553     1,553
International Magnum Fund......        0          1,286     1,286
Latin American Fund............        0          1,227     1,227
Mid Cap Growth Fund............        0          1,264     1,264
Value Fund.....................        0          1,348     1,348
                                      --        -------   -------
 Company Total.................       $0        $19,435   $19,435
                                      ==        =======   =======

                                    TABLE B

      2003 AGGREGATE COMPENSATION DEFERRED FROM THE COMPANY AND EACH FUND

                                                            FISCAL
                        FUND NAME                          YEAR-END   BRANAGAN   CHOATE     HEAGY    NELSON    WHALEN
                        ---------                          --------   --------   ------     -----    ------    ------
American Value Fund......................................    6/30      $  837    $ 1,626   $ 1,626   $ 1,626   $ 1,626
Asian Equity Fund........................................    6/30         636      1,265     1,265     1,265     1,265
Emerging Markets Fund....................................    6/30         664      1,319     1,319     1,319     1,319
Emerging Markets Income Fund.............................    6/30         645      1,293     1,293     1,293     1,293
Equity Growth Fund.......................................    6/30         639      1,280     1,280     1,280     1,280
European Value Equity Fund...............................    6/30         606      1,212     1,212     1,212     1,212
Focus Equity Fund........................................    6/30         747      1,475     1,475     1,475     1,475
Global Equity Allocation Fund............................    6/30         811      1,596     1,596     1,596     1,596
Global Franchise Fund....................................    6/30         794      1,691     1,691     1,691     1,691
Global Value Equity Fund.................................    6/30         797      1,553     1,553     1,553     1,553
International Magnum Fund................................    6/30         646      1,286     1,286     1,286     1,286
Latin American Fund......................................    6/30         614      1,227     1,227     1,227     1,227
Mid Cap Growth Fund......................................    6/30         635      1,264     1,264     1,264     1,264
Value Fund...............................................    6/30         679      1,348     1,348     1,348     1,348
                                                                       ------    -------   -------   -------   -------
  Company Total..........................................              $9,750    $19,435   $19,435   $19,435   $19,435
                                                                       ======    =======   =======   =======   =======

                                    TABLE C

             2003 CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST)
                         FROM THE COMPANY AND EACH FUND
                               CURRENT DIRECTORS

                                                                                                             FORMER DIRECTORS
                                  FISCAL                                                                 ------------------------
           FUND NAME             YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    WHALEN    MILLER   REES   ROBINSON
           ---------             --------   --------   ------     -----    -------   ------    ------    ------   ----   --------
American Value Fund............    6/30     $ 9,397    $ 5,671   $ 5,867   $ 3,575   $ 8,504   $ 7,489    $  0    $  0    $    0
Asian Equity Fund..............    6/30       6,297      3,827     3,999     2,376     5,865     5,154       0       0         0
Emerging Markets Fund..........    6/30       6,440      3,943     4,133     2,427     6,032     5,302       0       0         0
Emerging Markets Income Fund...    6/30       6,699      3,921     4,198     2,535     6,243     5,438       0       0         0
Equity Growth Fund.............    6/30       5,251      3,772     3,712     1,967     4,909     4,532       0       0         0
European Value Equity Fund.....    6/30       4,755      3,540     3,413     1,779     4,452     4,147       0       0         0
Focus Equity Fund..............    6/30       7,398      4,696     4,818     2,803     6,855     6,098       0       0         0
Global Equity Allocation
  Fund.........................    6/30      11,490      5,137     6,870     5,209    12,574     9,825     613     173     1,226
Global Franchise Fund..........    6/30       4,978      4,083     3,950     1,779     4,996     4,688       0       0         0
Global Value Equity Fund.......    6/30       9,181      5,123     5,597     3,473     8,415     7,256       0       0         0
International Magnum Fund......    6/30       6,267      3,839     4,020     2,369     5,862     5,164       0       0         0
Latin American Fund............    6/30       5,996      3,644     3,826     2,267     5,618     4,934       0       0         0
Mid Cap Growth Fund............    6/30       3,294      3,290     2,948     1,240     3,332     3,334       0       0         0
Value Fund.....................    6/30       6,877      4,068     4,349     2,585     6,427     5,610       0       0         0
                                            -------    -------   -------   -------   -------   -------    ----    ----    ------
  Company Total................             $94,320    $58,554   $61,700   $36,384   $90,084   $78,971    $613    $173    $1,226
                                            =======    =======   =======   =======   =======   =======    ====    ====    ======

                                 FORMER DIRECTORS
                                 -----------------
           FUND NAME             ROONEY     SISTO
           ---------             ------     -----
American Value Fund............  $ 3,242   $ 3,234
Asian Equity Fund..............    2,129     2,138
Emerging Markets Fund..........    2,169     2,157
Emerging Markets Income Fund...    2,304     2,325
Equity Growth Fund.............    1,646     1,581
European Value Equity Fund.....    1,459     1,394
Focus Equity Fund..............    2,475     2,401
Global Equity Allocation
  Fund.........................    3,690    11,054
Global Franchise Fund..........    1,458     1,387
Global Value Equity Fund.......    3,238     3,284
International Magnum Fund......    2,114     2,099
Latin American Fund............    2,023     2,019
Mid Cap Growth Fund............      872       492
Value Fund.....................    2,352     2,356
                                 -------   -------
  Company Total................  $31,171   $37,921
                                 =======   =======

                                    TABLE D
      YEAR OF DIRECTOR ELECTION OR APPOINTMENT TO EACH FUND OF THE COMPANY

           FUND NAME             ARCH   BRANAGAN   CHOATE   DAMMEYER   HEAGY   KENNEDY   KERR   MERIN   NELSON   POWERS
           ---------             ----   --------   ------   --------   -----   -------   ----   -----   ------   ------
American Value Fund............  2003     1997      1999      2003     1997     1997     2003   1999     1997     1999
Asian Equity Fund..............  2003     1997      1999      2003     1997     1997     2003   1999     1997     1999
Emerging Markets Fund..........  2003     1997      1999      2003     1997     1997     2003   1999     1997     1999
Emerging Markets Income Fund...  2003     1997      1999      2003     1997     1997     2003   1999     1997     1999
Equity Growth Fund.............  2003     1997      1999      2003     1997     1997     2003   1999     1997     1999
European Value Equity Fund.....  2003     1997      1999      2003     1997     1997     2003   1999     1997     1999
Focus Equity Fund..............  2003     1997      1999      2003     1997     1997     2003   1999     1997     1999
Global Equity Allocation
 Fund..........................  2003     1997      1999      2003     1997     1997     2003   1999     1997     1999
Global Franchise Fund..........  2003     1998      1999      2003     1998     1998     2003   1999     1998     1999
Global Value Equity Fund.......  2003     1997      1999      2003     1997     1997     2003   1999     1997     1999
International Magnum Fund......  2003     1997      1999      2003     1997     1997     2003   1999     1997     1999
Latin American Fund............  2003     1997      1999      2003     1997     1997     2003   1999     1997     1999
Mid Cap Growth Fund............  2003     1999      1999      2003     1999     1999     2003   1999     1999     1999
Value Fund.....................  2003     1997      1999      2003     1997     1997     2003   1999     1997     1999

           FUND NAME             SONNENSCHEIN   WHALEN   WOOLSEY
           ---------             ------------   ------   -------
American Value Fund............      2003        1997     1999
Asian Equity Fund..............      2003        1997     1999
Emerging Markets Fund..........      2003        1997     1999
Emerging Markets Income Fund...      2003        1997     1999
Equity Growth Fund.............      2003        1997     1999
European Value Equity Fund.....      2003        1997     1999
Focus Equity Fund..............      2003        1997     1999
Global Equity Allocation
 Fund..........................      2003        1997     1999
Global Franchise Fund..........      2003        1998     1999
Global Value Equity Fund.......      2003        1997     1999
International Magnum Fund......      2003        1997     1999
Latin American Fund............      2003        1997     1999
Mid Cap Growth Fund............      2003        1999     1999
Value Fund.....................      2003        1997     1999

                                    TABLE E
            YEAR OF OFFICER APPOINTMENT TO EACH FUND OF THE COMPANY

                   FUND NAME                     BOYD   CHANG   MCALINDEN   REYNOLDSON   ROBISON   SMITH   SULLIVAN
                   ---------                     ----   -----   ---------   ----------   -------   -----   --------
American Value Fund............................  1998   2003      2002         2000       2003     1999      1997
Asian Equity Fund..............................  1998   2003      2002         2000       2003     1999      1997
Emerging Markets Fund..........................  1998   2003      2002         2000       2003     1999      1997
Emerging Markets Income Fund...................  1998   2003      2002         2000       2003     1999      1997
Equity Growth Fund.............................  1998   2003      2002         2000       2003     1999      1997
European Value Equity Fund.....................  1998   2003      2002         2000       2003     1999      1997
Focus Equity Fund..............................  1998   2003      2002         2000       2003     1999      1997
Global Equity Allocation Fund..................  1998   2003      2002         2000       2003     1999      1997
Global Franchise Fund..........................  1998   2003      2002         2000       2003     1999      1998
Global Value Equity Fund.......................  1998   2003      2002         2000       2003     1999      1997
International Magnum Fund......................  1998   2003      2002         2000       2003     1999      1997
Latin American Fund............................  1998   2003      2002         2000       2003     1999      1997
Mid Cap Growth Fund............................  1999   2003      2002         2000       2003     1999      1999
Value Fund.....................................  1998   2003      2002         2000       2003     1999      1997

     The Board of Directors has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised of directors who are not "interested persons" of the Fund (as defined by the 1940 Act) (referred to herein as "Independent Directors" or "non-interested directors").

     The Board's audit committee consists of J. Miles Branagan, Jerry D. Choate and R. Craig Kennedy. The audit committee makes recommendations to the Board of Directors concerning the selection of the Fund's independent public auditors, reviews with such auditors the scope and results of the Fund's annual audit and considers any comments which the auditors may have regarding the Fund's financial statements, books of account or internal controls.

     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

     The Board's governance committee consists of David C. Arch, Rod Dammeyer, Howard J Kerr and Jack E. Nelson. The governance committee identifies individuals qualified to serve on the Board that are independent as defined in the 1940 Act and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics.

     During the Fund's last fiscal year, the audit committee of the Board held 5 meetings and the brokerage and services committee of the Board held 5 meetings. The governance committee was recently organized and thus, did not have any meetings during the Fund's last fiscal year.

     The non-interested directors of the Fund select and nominate any other non-interested directors of the Fund. While the non-interested directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Directors as they deem appropriate, they will review nominations from shareholders to fill any vacancies. Nominations from shareholders should be in writing and addressed to the non-interested directors at the Fund's office.

     In addition to deferred compensation balances as described in the Compensation Table, as of December 31, 2002, the most recently completed calendar year prior to the date of this Statement of Additional Information, each director of the Fund beneficially owned equity securities of the Fund and of all of the funds in the Fund Complex overseen by the director in the dollar range amounts specified below.

                2002 DIRECTOR BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT DIRECTORS

DOLLAR RANGE OF EQUITY SECURITIES
IN THE FUNDS                         ARCH      BRANAGAN    CHOATE    DAMMEYER     HEAGY       KENNEDY        KERR      NELSON
---------------------------------    ----      --------    ------    --------     -----       -------        ----      ------
American Value Fund.............     none     $1-$10,000    none      none         none      $1-$10,000      none       none
Asian Equity Fund...............     none     $1-$10,000    none      none         none      $1-$10,000      none       none
Emerging Markets Fund...........     none     $1-$10,000    none      none         none      $1-$10,000      none       none
Emerging Markets Income Fund....     none     $1-$10,000    none      none         none      $1-$10,000      none       none
Equity Growth Fund..............     none     $1-$10,000    none      none         none      $1-$10,000      none       none
European Value Equity Fund......     none     $1-$10,000    none      none         none      $1-$10,000      none       none
Focus Equity Fund...............     none     $1-$10,000    none      none         none      $1-$10,000      none       none
Global Equity Allocation Fund...     none        none       none      none      $1-$10,000   $1-$10,000      none       none
                                                                                             $   10,001-
Global Franchise Fund...........     none     $1-$10,000    none      none         none      $   50,000      none       none
Global Value Equity Fund........     none        none       none      none         none      $1-$10,000      none       none
International Magnum Fund.......     none        none       none      none         none      $1-$10,000      none       none
                                                                                             $   10,001-
Latin American Fund.............     none     $1-$10,000    none      none         none      $   50,000      none       none
Mid Cap Growth Fund.............     none        none       none      none         none         none         none       none
                                                                                             $   10,001-
Value Fund......................     none     $1-$10,000    none      none         none      $   50,000      none       none
                                   --------   ----------   -------   --------   ----------   ----------   ----------   ------
 Aggregate dollar range of equity
   securities in all registered
   investment companies overseen
   by director in the Fund         $ 50,001-     over      $10,001-   over      $   10,001-     over
   Complex......................   $100,000   $  100,000    50,000   $100,000       50,000   $  100,000   $1-$10,000    none
                                   ========   ==========   =======   ========   ==========   ==========   ==========   ======

DOLLAR RANGE OF EQUITY SECURITIES
IN THE FUNDS                       SONNENSCHEIN   WOOLSEY
---------------------------------  ------------   -------
American Value Fund.............      none         none
Asian Equity Fund...............      none         none
Emerging Markets Fund...........      none         none
Emerging Markets Income Fund....      none         none
Equity Growth Fund..............      none         none
European Value Equity Fund......      none         none
Focus Equity Fund...............      none         none
Global Equity Allocation Fund...      none         none
Global Franchise Fund...........      none         none
Global Value Equity Fund........      none         none
International Magnum Fund.......      none         none
Latin American Fund.............      none         none
Mid Cap Growth Fund.............      none         none
Value Fund......................      none         none
                                     --------     -------
 Aggregate dollar range of equity
   securities in all registered
   investment companies overseen
   by director in the Fund            over        $10,001-
   Complex......................     $100,000     $50,000
                                     ========     =======

INTERESTED DIRECTORS

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS                   MERIN       POWERS       WHALEN
----------------------------------------------                   -----       ------       ------
American Value Fund.........................................      none        none      $1-$10,000
Asian Equity Fund...........................................      none        none      $1-$10,000
Emerging Markets Fund.......................................      none        none      $1-$10,000
Emerging Markets Income Fund................................      none        none         none
Equity Growth Fund..........................................      none        none         none
European Value Equity Fund..................................      none        none         none
                                                                                        $  10,001-
Focus Equity Fund...........................................      none        none      $   50,000
Global Equity Allocation Fund...............................      none        none      $1-$10,000
                                                                  over
Global Franchise Fund.......................................    $100,000      none      $1-$10,000
                                                                                        $  10,001-
Global Value Equity Fund....................................      none        none      $   50,000
International Magnum Fund...................................      none        none         none
Latin American Fund.........................................      none        none      $1-$10,000
Mid Cap Growth Fund.........................................      none        none         none
                                                                                        $  10,001-
Value Fund..................................................      none        none      $   50,000
                                                                --------    --------    ----------
  Aggregate dollar range of equity securities in all
     registered investment companies overseen by director in      over        over         over
     the Fund Complex.......................................    $100,000    $100,000    $  100,000
                                                                ========    ========    ==========

     As of October 1, 2003, the directors and officers of the Funds owned as a group less than 1% of the shares of each of the Funds.

     The Fund, the Adviser, each Sub-Adviser, and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENTS

     Each Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, each Fund retains the Adviser to manage the investment of its assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective(s). The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Board of Directors and permits its officers and employees to serve without compensation as directors of the Company or officers of the Fund if elected to such positions. The Funds, however, bear the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of providing reports and proxies to shareholders, compensation of directors of the Company (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to a Fund for any error of judgment or of law, or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement also provides that, in the event the expenses of a Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

     During the fiscal years ended June 30, 2003, 2002 and 2001, the Adviser received the approximate advisory fees (net of fee waivers) from the Funds as set forth in the table below.

                                                FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                  FUND NAME                       JUNE 30, 2003       JUNE 30, 2002       JUNE 30, 2001
                  ---------                     -----------------   -----------------   -----------------
American Value Fund...........................     $2,957,800          $4,810,600          $6,834,800
Asian Equity Fund.............................         86,500             460,900             949,300
Emerging Markets Debt Fund(1).................             --                  --                  --
Emerging Markets Fund.........................        899,300           1,269,800           1,860,400
Emerging Markets Income Fund..................        593,300             760,500           1,082,300
Equity Growth Fund............................        516,900             620,700             754,000
European Value Equity Fund....................             --                  --              27,700
Focus Equity Fund.............................      1,854,300           3,157,700           4,458,200
Global Equity Allocation Fund.................      3,241,900           4,578,200           5,958,900
Global Franchise Fund.........................      4,683,200             809,800                  --
Global Value Equity Fund......................      2,953,100           4,319,500           5,211,200
Growth and Income Fund II(1)..................             --                  --                  --
International Magnum Fund.....................        400,900             645,100             993,200
Japanese Equity Fund(1).......................             --                  --                  --
Latin American Fund...........................        152,000             295,500             704,700
Mid Cap Growth Fund...........................        409,100             677,100             870,200
Value Fund....................................        875,400           1,425,100           1,237,100

---------------

(1) Not operational as of June 30, 2003.

     During the fiscal years ended June 30, 2003, 2002 and 2001, the Adviser waived approximate advisory fees from the Funds as set forth in the table below.

                                                FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                  FUND NAME                       JUNE 30, 2003       JUNE 30, 2002       JUNE 30, 2001
                  ---------                     -----------------   -----------------   -----------------
American Value Fund...........................      $     --            $     --            $     --
Asian Equity Fund.............................       464,400             251,700             143,900
Emerging Markets Debt Fund(1).................            --                  --                  --
Emerging Markets Fund.........................       376,100             323,400             113,900
Emerging Markets Income Fund..................        21,500                  --                  --
Equity Growth Fund............................        41,800              81,700              82,100
European Value Equity Fund....................        95,500             113,800             121,500
Focus Equity Fund.............................       211,800             198,500             116,800
Global Equity Allocation Fund.................       137,700                  --                  --
Global Franchise Fund.........................            --               1,700             151,000
Global Value Equity Fund......................       117,000                  --                  --
Growth and Income Fund II(1)..................            --                  --                  --
International Magnum Fund.....................       151,100              86,200                  --
Japanese Equity Fund(1).......................            --                  --
Latin American Fund...........................       138,100             164,200              15,800
Mid Cap Growth Fund...........................            --                  --                  --
Value Fund....................................       125,100               8,100              20,700

---------------

(1) Not operational as of June 30, 2003.

     MSIM Limited is the investment subadviser to European Value Equity Fund, Global Franchise Fund, Global Value Equity Fund and International Magnum Fund. MSIM Company is the investment sub-adviser to Asian Equity Fund and International Fund. MSAITM is sub-adviser to International Magnum Fund. The sub-advisers provide investment advice and portfolio management services pursuant to investment sub-advisory agreements and, subject to the supervision of the Adviser and the Company's Board of Directors, make the Funds' investment decisions, arrange for the execution of portfolio transactions and generally manage the Funds' investments. The sub-advisers are entitled to receive sub-advisory fees paid by the Adviser in an amount to be determined from time to time by the Adviser and Subadviser but in no event is excess of the amount that the Adviser actually receives from the Fund pursuant to its Advisory Agreement.

     Each Advisory Agreement and each sub-advisory agreement may be continued from year to year if specifically approved at least annually (a)(i) by a Fund's Board of Directors or (ii) by a vote of a majority of such Fund's outstanding voting securities and (b) by a vote of a majority of the Directors who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. Each Advisory Agreement and each sub-advisory agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

     In approving each Advisory Agreement and each subadvisory agreement, the Board of Directors, including the non-interested Directors, considered the nature, quality and scope of the services provided by the Adviser and subadviser, the performance, fees and expenses of each Fund compared to other similar investment companies, the Adviser's and subadviser's expenses in providing the services and the profitability of the Adviser, the subadviser and their affiliated companies. The Board of Directors also reviewed the benefit to the Adviser and subadviser of receiving third party research paid for by Fund assets and the propriety of such an arrangement and evaluated other benefits the Adviser and subadviser derive from their relationship with the Funds. The Board of Directors considered the extent to which any economies of scale experienced by the Adviser or subadviser are shared with the respective Fund's shareholders, and the propriety of existing and alternative breakpoints in the respective Fund's advisory fee schedule. The Board of Directors considered comparative advisory fees of the Funds and other investment companies at different asset levels, and considered the trends in the industry versus historical and projected sales and redemptions of the Funds. The Board of Directors reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Directors discussed the financial strength of the Adviser, the subadviser and their affiliated companies and the capability of the personnel of the Adviser and subadviser. The Board of Directors reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Directors, including the non-interested Directors, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of each Advisory Agreement and each subadvisory agreement was in the best interests of each Fund and its shareholders.

                                OTHER AGREEMENTS

     Accounting Services Agreement. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

                                                              FISCAL YEAR ENDED
                         FUND NAME                              JUNE 30, 2003
                         ---------                            -----------------
American Value Fund.........................................     $  603,200
Asian Equity Fund...........................................         99,800
Emerging Markets Debt Fund(1)...............................             --
Emerging Markets Fund.......................................        179,100
Emerging Markets Income Fund................................        130,400
Equity Growth Fund..........................................        113,800
European Value Equity Fund..................................         15,900
Focus Equity Fund...........................................        387,300
Global Equity Allocation Fund...............................        580,400
Global Franchise Fund.......................................        683,300
Global Value Equity Fund....................................        517,800
Growth and Income Fund II(1)................................             --
International Magnum Fund...................................        119,300
Japanese Equity Fund(1).....................................             --
Latin American Fund.........................................         39,000
Mid Cap Growth Fund.........................................         91,800
Value Fund..................................................        214,800

---------------

(1) Not operational as of June 30, 2003.

     Administration Agreement. Until March 1, 2003, the Adviser provided certain administrative services to the Company pursuant to an administration agreement between the Adviser and the Company. The services provided under the Administration Agreement were subject to the supervision of the officers of the Fund and Board of Directors of the Company and included day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. The Administration Agreement also provided that the Administrator through its agents would provide the Company dividend disbursing and transfer agent services. The Administration Agreement also provided that the Administrator would not be liable to the Company for any actions or omissions if it or its agents or any of their employees acted without gross negligence or willful misfeasance.

     Under a sub-administration agreement between the Administrator and JPMorgan Chase Bank ("Chase"), Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, provides certain administrative services to the Company. The Administrator supervises and monitors such administrative services provided by CGFSC. The services provided under the sub-administration agreement are subject to the supervision of the Board of Directors of the Company. The Board of Directors of the Company has approved the provision of services described above pursuant to the sub-administration agreement as being in the best interests of the Company. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.

     During the fiscal years ended June 30, 2003, 2002 and 2001, the Adviser received the approximate administrative fees from the Funds as set forth in the table below.

                                                FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                  FUND NAME                       JUNE 30, 2003       JUNE 30, 2002       JUNE 30, 2001
                  ---------                     -----------------   -----------------   -----------------
American Value Fund...........................     $  603,200          $1,451,300          $2,033,300
Asian Equity Fund.............................         99,800             181,200             279,300
Emerging Markets Debt Fund(1).................             --                  --                  --
Emerging Markets Fund.........................        179,100             323,300             401,800
Emerging Markets Income Fund..................        130,400             258,300             365,900
Equity Growth Fund............................        113,800             223,900             265,700
European Value Equity Fund....................         15,900              28,900              41,900
Focus Equity Fund.............................        387,300             957,600           1,286,400
Global Equity Allocation Fund.................        580,400           1,162,700           1,527,100
Global Franchise Fund.........................        683,300             203,600              35,600
Global Value Equity Fund......................        517,800           1,103,100           1,320,200
Growth and Income Fund II(1)..................             --                  --                  --
International Magnum Fund.....................        119,300             230,400             320,900
Japanese Equity Fund(1).......................             --                  --                  --
Latin American Fund...........................         39,000              93,400             147,300
Mid Cap Growth Fund...........................         91,800             227,900             293,800
Value Fund....................................        214,800             456,900             397,900

---------------

(1) Not operational as of June 30, 2003.

     Legal Services Agreement. The Funds and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for such legal services provided to funds, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

     During the fiscal years ended June 30, 2003, 2002 and 2001, Van Kampen Investments received the following approximate fees from the Funds pursuant to the legal services agreement:

                                                FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                  FUND NAME                       JUNE 30, 2003       JUNE 30, 2002       JUNE 30, 2001
                  ---------                     -----------------   -----------------   -----------------
American Value Fund...........................       $26,800             $33,100             $52,400
Asian Equity Fund.............................        17,500              14,700              20,700
Emerging Markets Debt Fund(1).................            --                  --                  --
Emerging Markets Fund.........................        20,100              16,300              24,700
Emerging Markets Income Fund..................        17,500              16,100              21,900
Equity Growth Fund............................        18,500              14,400              20,200
European Value Equity Fund....................        12,900              12,600              15,500
Focus Equity Fund.............................        21,100              28,100              35,300
Global Equity Allocation Fund.................        28,000              33,600              40,500
Global Franchise Fund.........................        39,500              25,500              17,900
Global Value Equity Fund......................        26,100              32,900              38,700
Growth and Income Fund II(1)..................            --                  --                  --
International Magnum Fund.....................        16,800              15,900              21,400
Japanese Equity Fund(1).......................            --                  --                  --
Latin American Fund...........................        14,200              14,200              18,700
Mid Cap Growth Fund...........................        15,500              14,900              16,600
Value Fund....................................        19,900              19,800              22,200

---------------

(1) Not operational as of June 30, 2003.

                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Funds' shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Funds through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of a Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by a Fund's Board of Directors or (ii) by a vote of a majority of such Fund's outstanding voting securities and (b) by a vote of a majority of Directors who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice.

Total underwriting commissions on the sale of shares of the Funds for the last three fiscal years are shown in the chart below.

                                        FISCAL YEAR ENDED            FISCAL YEAR ENDED            FISCAL YEAR ENDED
                                          JUNE 30, 2003                JUNE 30, 2002                JUNE 30, 2001
                                    --------------------------   --------------------------   --------------------------
                                       TOTAL         AMOUNTS        TOTAL         AMOUNTS        TOTAL         AMOUNTS
                                    UNDERWRITING   RETAINED BY   UNDERWRITING   RETAINED BY   UNDERWRITING   RETAINED BY
            FUND NAME               COMMISSIONS    DISTRIBUTOR   COMMISSIONS    DISTRIBUTOR   COMMISSIONS    DISTRIBUTOR
            ---------               ------------   -----------   ------------   -----------   ------------   -----------
American Value Fund...............   $  146,858      $16,100      $  138,409     $ 14,704      $  221,543      $ 9,925
Asian Equity Fund.................       93,089        8,200          74,597        3,543         311,535        2,934
Emerging Markets Debt Fund(1).....           --           --              --           --              --           --
Emerging Markets Fund.............       68,294        4,806         135,535       14,887         356,398       33,733
Emerging Markets Income Fund......       56,964        6,630          32,978        4,088         107,568       10,751
Equity Growth Fund................      329,751       50,694         280,746       42,748         443,441       62,287
European Value Equity Fund........       14,159        1,993          36,502        5,331          35,058        4,987
Focus Equity Fund.................      224,006       27,850         613,403       90,488       1,420,890      207,349
Global Equity Allocation Fund.....      298,912       40,900         581,585       75,160       1,315,763      161,017
Global Franchise Fund.............    4,386,457      614,000       2,191,796      322,412         168,421       27,571
Global Value Equity Fund..........      232,006       36,500         133,607       13,682         244,542       30,645
Growth and Income Fund II(1)......           --           --              --           --              --           --
International Magnum Fund.........      327,735       17,410         214,245       13,179         437,666        9,923
Japanese Equity Fund(1)...........           --           --              --           --              --           --
Latin American Fund...............       17,318          873          13,370        1,845          44,954        4,219
Mid Cap Growth Fund...............       90,100       13,300         254,534       37,103         705,625       81,498
Value Fund........................      167,766       25,193         290,608       41,116         289,483       40,926

---------------

(1) Not operational as of June 30, 2003.

     With respect to sales of Class A Shares of the Funds, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLES

     With respect to Emerging Markets Debt Fund and Emerging Markets Income
Fund:

                                                        TOTAL SALES CHARGE
                                                      ----------------------     REALLOWED
                                                      AS % OF    AS % OF NET     TO DEALERS
                                                      OFFERING     AMOUNT        AS A % OF
                 SIZE OF INVESTMENT                    PRICE      INVESTED     OFFERING PRICE
                 ------------------                   --------   -----------   --------------
Less than $100,000..................................    4.75%       4.99%           4.25%
$100,000 but less than $250,000.....................    3.75%       3.90%           3.25%
$250,000 but less than $500,000.....................    2.75%       2.83%           2.25%
$500,000 but less than $1,000,000...................    2.00%       2.04%           1.75%
$1,000,000 or more..................................       *           *               *

     With respect to all of the remaining Funds:

                                                        TOTAL SALES CHARGE
                                                      ----------------------     REALLOWED
                                                      AS % OF    AS % OF NET     TO DEALERS
                                                      OFFERING     AMOUNT        AS A % OF
                 SIZE OF INVESTMENT                    PRICE      INVESTED     OFFERING PRICE
                 ------------------                   --------   -----------   --------------
Less than $50,000...................................    5.75%       6.10%           5.00%
$50,000 but less than $100,000......................    4.75%       4.99%           4.00%
$100,000 but less than $250,000.....................    3.75%       3.90%           3.00%
$250,000 but less than $500,000.....................    2.75%       2.83%           2.25%
$500,000 but less than $1,000,000...................    2.00%       2.04%           1.75%
$1,000,000 or more..................................       *           *               *

---------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The one-year period ends on the first business day of the thirteenth month after the purchase date. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor, the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.

     With respect to sales of Class B Shares and Class C Shares, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally receive from the Distributor ongoing distribution of up to 0.75% of the average daily net assets of a Fund's Class C Shares annually commencing in the second year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Funds and other Van Kampen funds and increases in net assets of the Funds and other

Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to a Fund will not exceed in the aggregate 1.25% of the average total daily net assets of such Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     Each of the Funds have each adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. Each of the Funds also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that a Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between a Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Funds.

     The Distributor must submit quarterly reports to the Fund's Board of Directors setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Board of Directors. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Board of Directors, and also by a vote of the disinterested Directors, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Board of Directors and also by the disinterested Directors. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Directors or by a vote of a majority of the outstanding voting shares of such class.

     The Plans obligate the Funds to accrue and pay to the Distributor the compensation fee agreed to under its Distribution Agreement. The Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan.

     Because each Fund is a series of the Company, amounts paid to the Distributor for expenses of one series of the Company may indirectly benefit the other series of the Company. The Distributor will endeavor to allocate such expenses among such series in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.

     As of June 30, 2003, the unreimbursed distribution-related expenses with respect to Class B Shares and Class C shares, and the percentage of the Fund's net assets attributable to Class B Shares and Class C Shares are represented below.

                                            B SHARES                       C SHARES
                                  ----------------------------   ----------------------------
                                                  APPROXIMATE                    APPROXIMATE
                                  APPROXIMATE    PERCENTAGE OF   APPROXIMATE    PERCENTAGE OF
                                  UNREIMBURSED    FUND'S NET     UNREIMBURSED    FUND'S NET
           FUND NAME              DISTRIBUTION      ASSETS       DISTRIBUTION      ASSETS
           ---------              ------------   -------------   ------------   -------------
American Value Fund.............   $1,892,200              1%     $        0           0.00%
Asian Equity Fund...............    2,331,300             21%      1,879,700             17%
Emerging Markets Fund...........    1,648,100              6%        375,400              3%
Emerging Markets Income Fund....    3,139,900              8%        286,900              2%
Equity Growth Fund..............      875,500              3%         13,900    less than 1%
European Value Equity Fund......        7,900    less than 1%              0           0.00%
Focus Equity Fund...............    2,004,400              2%         41,200    less than 1%
Global Equity Allocation Fund...            0           0.00%        353,500    less than 1%
Global Franchise Fund...........    6,238,100              3%        362,600    less than 1%
Global Value Equity Fund........    5,321,200              3%              0           0.00%
International Magnum Fund.......      606,800              3%         34,400    less than 1%
Latin American Fund.............      616,200              8%         52,900              1%
Mid Cap Growth Fund.............    1,407,300              5%            200    less than 1%
Value Fund......................    1,659,600              3%              0           0.00%

     If the Distribution Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

     For the fiscal year ended June 30, 2003, the Distributor received aggregate fees under the Plans as follows:

                                                                                  PERCENTAGE OF
                                                              FISCAL YEAR ENDED   AVERAGE DAILY
                         FUND NAME                              JUNE 30, 2003      NET ASSETS
                         ---------                            -----------------   -------------
American Value Fund -- Class A..............................     $  374,379            .25%
American Value Fund -- Class B..............................      1,523,837           1.00%
American Value Fund -- Class C..............................        662,555           1.00%
Asian Equity Fund -- Class A................................         80,744            .25%
Asian Equity Fund -- Class B................................        138,859           1.00%
Asian Equity Fund -- Class C................................        119,159           1.00%
Emerging Markets Debt Fund -- Class A(1)....................             --             --%
Emerging Markets Debt Fund -- Class B(1)....................             --             --%
Emerging Markets Debt Fund -- Class C(1)....................             --             --%
Emerging Markets Fund -- Class A............................        156,005            .25%
Emerging Markets Fund -- Class B............................        314,957           1.00%
Emerging Markets Fund -- Class C............................        139,024           1.00%
Emerging Markets Income Fund -- Class A.....................         62,359            .25%
Emerging Markets Income Fund -- Class B.....................        396,104           1.00%
Emerging Markets Income Fund -- Class C.....................        164,995           1.00%
Equity Growth Fund -- Class A...............................         70,753            .25%
Equity Growth Fund -- Class B...............................        272,525           1.00%
Equity Growth Fund -- Class C...............................        144,645           1.00%
European Value Equity Fund -- Class A.......................          8,553            .25%
European Value Equity Fund -- Class B.......................         32,057            .84%
European Value Equity Fund -- Class C.......................         12,238            .89%
Focus Equity Fund -- Class A................................        225,717            .25%
Focus Equity Fund -- Class B................................      1,191,630           1.00%
Focus Equity Fund -- Class C................................        247,660           1.00%
Global Equity Allocation Fund -- Class A....................        460,687            .25%
Global Equity Allocation Fund -- Class B....................        917,765            .77%
Global Equity Allocation Fund -- Class C....................        440,215           1.00%
Global Franchise Fund -- Class A............................        547,715            .25%
Global Franchise Fund -- Class B............................      1,363,829           1.00%
Global Franchise Fund -- Class C............................        828,011           1.00%
Global Value Equity Fund -- Class A.........................        125,862            .25%
Global Value Equity Fund -- Class B.........................      2,273,968           1.00%
Global Value Equity Fund -- Class C.........................        234,321            .97%
Growth and Income Fund II -- Class A(1).....................             --             --%
Growth and Income Fund II -- Class B(1).....................             --             --%
Growth and Income Fund II -- Class C(1).....................             --             --%
International Magnum Fund -- Class A........................        100,542            .25%
International Magnum Fund -- Class B........................        229,430           1.00%
International Magnum Fund -- Class C........................         63,686           1.00%
Japanese Equity Fund -- Class A(1)..........................             --             --%
Japanese Equity Fund -- Class B(1)..........................             --             --%
Japanese Equity Fund -- Class C(1)..........................             --             --%
Latin American Fund -- Class A..............................         31,152            .25%
Latin American Fund -- Class B..............................         79,552           1.00%
Latin American Fund -- Class C..............................         37,145           1.00%
Mid Cap Growth Fund -- Class A..............................         56,330            .25%
Mid Cap Growth Fund -- Class B..............................        250,076           1.00%
Mid Cap Growth Fund -- Class C..............................         73,782            .90%
Value Fund -- Class A.......................................        134,335            .25%
Value Fund -- Class B.......................................        602,441           1.00%
Value Fund -- Class C.......................................        135,432            .94%

---------------

(1) Not operational as of June 30, 2003.

     With respect to the following funds, the Distributor has entered into agreements with the following firms whereby certain shares of these Funds will be offered pursuant to such firm's retirement plan alliance program(s):

AMERICAN VALUE FUND
Hewitt Associates, LLC
Huntington Bank
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
The Prudential Insurance Company of America
Charles Schwab & Co., Inc.
ABN Amro Trust Services Co.
AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)
ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC

ASIAN EQUITY FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
First Union National Bank
Franklin Templeton
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc.
GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Charles Schwab & Co., Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)
ABN Amro Trust Services Co.
AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)
ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC

EMERGING MARKETS FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
First Union National Bank
Franklin Templeton
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc. GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks

Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services
Charles Schwab & Co., Inc.
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, NA
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)
ABN Amro Trust Services Co.
AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)
ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC

EMERGING MARKETS INCOME FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Franklin Templeton
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc.
GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
The Prudential Insurance Company of America
Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services
Charles Schwab & Co., Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)
ABN Amro Trust Services Co.
AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)
ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC

EQUITY GROWTH FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
First Union National Bank
Franklin Templeton
Great West Life Insurance Company/Benefits Corp Equities, Inc.
GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services

Charles Schwab & Co., Inc.
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)
ABN Amro Trust Services Co.
AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)
ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC

EUROPEAN VALUE EQUITY FUND
American Century Retirement Plan Services Inc.
GoldK Investment Services, Inc.
SunGard Institutional Brokerage Inc.
ABN Amro Trust Services Co.
AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)
ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC

FOCUS EQUITY FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Franklin Templeton
Great West Life & Annuity Insurance Company/Benefits Corp Equities
GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
The Prudential Insurance Company of America
Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services
Charles Schwab & Co., Inc.
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)
ABN Amro Trust Services Co.
AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)
ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC

GLOBAL EQUITY ALLOCATION FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Franklin Templeton

Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc.
GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
The Prudential Insurance Company of America
Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services
Charles Schwab & Co., Inc.
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)
ABN Amro Trust Services Co.
AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)
ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC

GLOBAL FRANCHISE FUND
American Century Retirement Services Inc.
GoldK Investment Services, Inc.
Merrill Lynch Pierce, Fenner & Smith, Incorporated
The Prudential Insurance Company of America
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
ABN Amro Trust Services Co.
AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)
ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC

GLOBAL VALUE EQUITY FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
Fidelity Investments Institutional Operations Company, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Franklin Templeton
Great West Life & Annuity Insurance Company/Benefits Corp Equities
GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
The Prudential Insurance Company of America
Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services

Charles Schwab & Co., Inc.
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)
ABN Amro Trust Services Co.
AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)
ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC

INTERNATIONAL MAGNUM FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Franklin Templeton
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc.
GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith Incorporated
Morgan Stanley DW Inc.
National Deferred Compensations, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
The Prudential Insurance Company of America
Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services
Charles Schwab & Co., Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)
ABN Amro Trust Services Co.
AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)
ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC

LATIN AMERICAN FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Franklin Templeton
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc. GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
The Prudential Insurance Company of America

Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services
Charles Schwab & Co., Inc.
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)

MID CAP GROWTH FUND
American Century Retirement Plan Services Inc.
GoldK Investment Services, Inc.
SunGard Institutional Brokerage Inc.
ABN Amro Trust Services Co.
AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)
ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC

VALUE FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Franklin Templeton
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc.
GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)
ABN Amro Trust Services Co.
AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)
ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC

     Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through a broker-dealer retirement plan alliance program should contact the firms mentioned above for further information concerning the program(s) including, but not limited to, minimum investment and operational requirements.

                                 TRANSFER AGENT

     The Funds' transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Fund and are approved by the Fund's Board of Directors. The transfer agency fees are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of each Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Directors.

     With respect to the Emerging Markets Debt Fund and the Emerging Markets Income Fund, most transactions made by such Funds are principal transactions at net prices and the Funds generally incur little or no brokerage costs. The portfolio securities in which these Funds invest are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. These Funds may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Funds and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Funds.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Funds' shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to such Fund. In making such allocations among a Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Certain broker-dealers, through which the Funds may effect securities transactions, are affiliated persons (as defined in the 1940 Act) of the Funds or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Board of Directors has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Funds must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Board of Directors and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Board of Directors will consider from time to time whether the advisory fee for each Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

     Unless otherwise disclosed below, the Fund paid no commissions to affiliated brokers during the last three fiscal years. The Funds paid the following commissions to brokers during the fiscal years shown:

                                                       EMERGING                 EMERGING                  EUROPEAN
                           AMERICAN        ASIAN       MARKETS     EMERGING     MARKETS       EQUITY       VALUE         FOCUS
   FISCAL YEAR ENDED        VALUE          EQUITY        DEBT       MARKETS      INCOME       GROWTH       EQUITY        EQUITY
     JUNE 30, 2003           FUND           FUND       FUND(1)       FUND         FUND         FUND         FUND          FUND
   -----------------       --------        ------      --------    --------     --------      ------      --------       ------
Total brokerage
 commissions...........  $  2,658,527   $    337,594     $--      $   473,255     $ 0      $    393,178   $27,158    $    1,390,962
Commissions with Morgan
 Stanley & Co.
 Incorporated..........  $          0   $     72,598     $--      $    13,188     $ 0      $     10,967   $   184    $       22,527
 Percentage of total
   commissions.........             0%         21.50%     --             2.79%      0%             2.79%     0.68%             1.62%
Percentage of total
 value of brokerage
 transactions with
 Morgan Stanley & Co.
 Incorporated..........             0%         35.79%     --             1.78%      0%             2.59%     0.17%             1.24%
Commissions for
 research services.....  $  2,359,902   $    294,777     $--      $   413,557     $--      $    381,339   $26,724    $    1,348,541
Value of research
 transactions..........  $809,136,918   $195,578,751     $--      $91,581,343     $--      $306,682,283   $907,169   $1,054,110,199

                            GLOBAL
                            EQUITY        GLOBAL
   FISCAL YEAR ENDED      ALLOCATION     FRANCHISE
     JUNE 30, 2003           FUND          FUND
   -----------------      ----------     ---------
Total brokerage
 commissions...........  $    286,351   $   544,061
Commissions with Morgan
 Stanley & Co.
 Incorporated..........  $          0   $     1,503
 Percentage of total
   commissions.........             0%         0.28%
Percentage of total
 value of brokerage
 transactions with
 Morgan Stanley & Co.
 Incorporated..........             0%         0.02%
Commissions for
 research services.....  $    248,970   $   543,008
Value of research
 transactions..........  $686,744,491   $22,050,403

                                                     GROWTH       INTER-
                                      GLOBAL          AND        NATIONAL    JAPANESE      LATIN        MID CAP
       FISCAL YEAR ENDED              VALUE          INCOME       MAGNUM      EQUITY     AMERICAN        GROWTH         VALUE
         JUNE 30, 2003             EQUITY FUND     FUND II(1)      FUND      FUND(1)       FUND           FUND           FUND
       -----------------           -----------     ----------    --------    --------    --------       -------         -----
Total brokerage commissions.....  $      248,105      $--       $  137,776     $--      $   106,670   $    506,465   $    367,352
Commissions with Morgan Stanley
 & Co. Incorporated.............  $       16,612      $--       $      524     $--      $        42   $      4,774   $      6,801
 Percentage of total
   commissions..................            6.70%      --             0.38%     --             0.04%          0.94%          1.85%
Percentage of total value of
 brokerage transactions with
 Morgan Stanley & Co.
 Incorporated...................            0.82%      --             0.03%     --             0.05%          0.79%          1.62%
Commissions for research
 services.......................  $      234,353      $--       $  111,449     $--      $    93,288   $    506,465   $    296,577
Value of research
 transactions...................  $1,492,477,804      $--       $9,412,193     $--      $41,015,213   $256,025,537   $337,175,524

---------------

(1) Not operational as of June 30, 2003.

                                                        EMERGING                  EMERGING                    EUROPEAN
                                AMERICAN      ASIAN     MARKETS      EMERGING      MARKETS       EQUITY         VALUE
     FISCAL YEAR ENDED           VALUE        EQUITY      DEBT       MARKETS       INCOME        GROWTH        EQUITY
       JUNE 30, 2002              FUND         FUND     FUND(1)        FUND         FUND          FUND          FUND
     -----------------        ------------   --------   --------   ------------   ---------   ------------   -----------
Total brokerage
 commissions................  $  2,322,090   $504,235     $--      $    566,477      $ 0      $    229,250   $    35,325
Commissions with Morgan
 Stanley & Co.
 Incorporated...............  $         --   $ 88,666     $--      $     33,524      $--      $     20,413   $        --
 Percentage of total
   commissions..............             0%     17.58%     --              5.92%       0%             8.90%            0%
Percentage of total value of
 brokerage transactions with
 Morgan Stanley & Co.
 Incorporated...............             0%     17.70%     --              1.93%       0%            10.64%            0%
Percentage of total value of
 brokerage transactions with
 Dean Witter................             0%         0%     --                 0%       0%                0%            0%

                                                GLOBAL
                                 FOCUS          EQUITY         GLOBAL
     FISCAL YEAR ENDED           EQUITY       ALLOCATION     FRANCHISE
       JUNE 30, 2002              FUND           FUND           FUND
     -----------------        ------------   ------------   ------------
Total brokerage
 commissions................  $    890,226   $    204,743   $    153,492
Commissions with Morgan
 Stanley & Co.
 Incorporated...............  $     43,669   $         --   $        163
 Percentage of total
   commissions..............          4.91%             0%          0.11%
Percentage of total value of
 brokerage transactions with
 Morgan Stanley & Co.
 Incorporated...............          5.60%             0%          0.04%
Percentage of total value of
 brokerage transactions with
 Dean Witter................             0%             0%             0%

                                     GLOBAL        GROWTH        INTER-
                                     VALUE          AND         NATIONAL     JAPANESE      LATIN        MID CAP
       FISCAL YEAR ENDED             EQUITY        INCOME        MAGNUM       EQUITY     AMERICAN        GROWTH         VALUE
         JUNE 30, 2002                FUND       FUND II(1)       FUND       FUND(1)       FUND           FUND           FUND
       -----------------          ------------   ----------   ------------   --------   -----------   ------------   ------------
Total brokerage commissions.....  $    522,842      $--       $    152,525     $--      $   105,741   $    419,825   $    280,454
Commissions with Morgan Stanley
 & Co. Incorporated.............  $     14,547      $--       $         70     $--      $     1,925   $      1,386   $         --
 Percentage of total
   commissions..................          2.78%      --               0.05%     --             1.82%          0.33%             0%
Percentage of total value of
 brokerage transactions with
 Morgan Stanley & Co.
 Incorporated...................          2.30%      --               0.04%     --             0.23%          0.44%             0%

---------------

(1) Not operational as of June 30, 2002.

                                                       EMERGING                   EMERGING                     EUROPEAN
                          AMERICAN         ASIAN       MARKETS      EMERGING       MARKETS        EQUITY         VALUE
  FISCAL YEAR ENDED        VALUE           EQUITY        DEBT       MARKETS        INCOME         GROWTH        EQUITY
    JUNE 30, 2001           FUND            FUND       FUND(1)        FUND          FUND           FUND          FUND
  -----------------       --------         ------      --------     --------      --------        ------       --------
Total brokerage
 commissions.........  $    2,628,442   $    787,894     $--      $    815,320   $       862   $    135,132   $    25,128
Commissions with
 Morgan Stanley & Co.
 Incorporated........  $            0   $    182,300     $--      $     49,400   $         0   $      1,300   $         0
 Percentage of total
   commissions.......               0%         23.14%     --              6.06%            0%          0.96%            0%
 Percentage of total
   commissions.......               0%             0%     --                 0%            0%             0%            0%
Percentage of total
 value of brokerage
 transactions with
 Morgan Stanley & Co.
 Incorporated........               0%         22.04%     --              6.13%            0%          1.01%            0%

                                         GLOBAL
                          FOCUS          EQUITY        GLOBAL
  FISCAL YEAR ENDED       EQUITY       ALLOCATION     FRANCHISE
    JUNE 30, 2001          FUND           FUND          FUND
  -----------------       ------       ----------     ---------
Total brokerage
 commissions.........  $    678,542   $    335,416   $    37,793
Commissions with
 Morgan Stanley & Co.
 Incorporated........  $      1,800   $          0   $     1,200
 Percentage of total
   commissions.......          0.27%             0%         3.18%
 Percentage of total
   commissions.......             0%             0%            0%
Percentage of total
 value of brokerage
 transactions with
 Morgan Stanley & Co.
 Incorporated........          0.25%             0%         3.97%

                                                      GROWTH
                                          GLOBAL       AND       INTER-
                                          VALUE       INCOME    NATIONAL     JAPANESE      LATIN        MID CAP
          FISCAL YEAR ENDED               EQUITY       FUND      MAGNUM       EQUITY     AMERICAN        GROWTH         VALUE
            JUNE 30, 2001                  FUND       II(1)       FUND       FUND(1)       FUND           FUND           FUND
          -----------------               ------      ------    --------     --------    --------       -------         -----
Total brokerage commissions..........  $    679,701    $--     $   161,602     $--      $   185,435   $    274,871   $    480,961
Commissions with Morgan Stanley & Co.
 Incorporated........................  $     27,200    $--     $        --     $--      $     1,600   $          0   $        800
 Percentage of total commissions.....          4.00%    --               0%     --             0.86%             0%          0.17%
Percentage of total value of
 brokerage transactions with Morgan
 Stanley & Co. Incorporated..........          4.80%    --               0%     --             2.45%             0%          0.47%

---------------

(1) Not operational as of June 30, 2001.

                              SHAREHOLDER SERVICES

     The Funds offer a number of shareholder services designed to facilitate investment in their respective shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in each Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder of each Fund has an investment account under which the investor's shares of the Fund are held by Investor Services, the Funds' transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Funds will not issue share certificates. However, upon written or telephone request to a Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of that Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc. c/o Investor Services, PO Box 947, Jersey City, NJ 07303-0947, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired).

DIVIDEND DIVERSIFICATION

     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of a Fund invested into shares of the same class of any of the Participating Funds (as defined in each Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."

     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the applicable Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. Each Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

     A Class A Shareholder or Class B Shareholder who has redeemed shares of a Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of such Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C (defined below) to subsequent redemptions. Reinstatements are made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Funds are available for sale.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for such Fund to fairly determine the value of its net assets; or
(d) the SEC, by order, so permits.

     In addition, if the Company's Board of Directors determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                  CONTINGENT DEFERRED SALES CHARGE -- CLASS A

     As described in the Funds' Prospectuses under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares acquired by exchange will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES

     As described in the Funds' Prospectuses under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     A Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Funds do not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     A Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2) or the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Funds do not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in a Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The

Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     A Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Prospectuses.

INVOLUNTARY REDEMPTIONS OF SHARES

     Each Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Funds' Prospectuses. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. Each Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     A Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in such Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUNDS

     The Company and each of the Funds will be treated as separate corporations for federal income tax purposes. The Funds have elected and qualified and intend to continue to qualify each year, to be treated as regulated investment companies under Subchapter M of the Code. To qualify as a regulated investment company, each Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

     If a Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. Each Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. A Fund will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.

     To avoid a 4% excise tax, each Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, a Fund will be treated as having been distributed.

     If a Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, that Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

     Some of the Funds' investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a regulated investment company.

     Investments of a Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, a Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, such Fund may have to dispose of securities that it would otherwise have continued to hold.

     A Fund may invest in or own debt securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or are in default. Investments in debt securities that are at risk of or in default present special tax issues for such a Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

PASSIVE FOREIGN INVESTMENT COMPANIES

     The Funds may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause the Funds to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of a Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of such Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of a Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of such Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. In the case of a Fund intending to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by such Fund should be eligible for the reduced rate applicable to "qualified dividend income." In the case of a Fund that intends to invest primarily in debt securities, ordinary income dividends paid by such Fund generally will not be eligible for the reduced rate applicable to "qualified dividend income." Distributions from the Funds designated as capital gain dividends will be eligible for the reduced rate applicable to long-term capital gains. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see

"Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from a Fund.

     Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.

     Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from a Fund may be eligible for the corporate dividends received deduction if such Fund receives qualifying dividends during the year and if certain requirements of the Code are satisfied.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by a Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of a Fund may be "spilled back" and treated as paid by such Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund may be entitled to claim United States foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations and such Fund meets certain holding period requirements, the Fund will be eligible to file, and may file, an election with the Internal Revenue Service ("IRS") pursuant to which shareholders of such Fund will be required (i) to include their respective pro rata portions of such taxes in their United States income tax returns as gross income and (ii) to treat such respective pro rata portions as taxes paid by them. Each shareholder will be entitled, subject to certain limitations, either to deduct his pro rata portion of such foreign taxes in computing his taxable income or to credit them against his United States federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder of a Fund that may be eligible to file the election described in this paragraph will be notified annually whether the foreign taxes paid by such Fund will "pass through" for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each country and (ii) the portion of dividends that represent income derived from sources within each country. The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation such that the credit may not exceed the shareholder's United States federal income tax attributable to the shareholder's foreign source taxable income. This limitation generally applies separately to certain specific categories of foreign source income including "passive income," which includes dividends and interest. Because the application of the foregoing rules depends on the particular circumstances of each shareholder, shareholders are urged to consult their tax advisers.

     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) a Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, such Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in a Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). The maximum long-term capital gains rate for corporations is 35%.

WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS

     For purposes of this and the following paragraphs, a "Non-U.S. Shareholder" shall include any shareholder who is not

     - an individual who is a citizen or resident of the United States;

     - a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;

     - an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

     - a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

     A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to the Fund a properly completed Internal Revenue Service ("IRS") Form W-8BEN certifying the shareholder's non-United States status.

     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to U.S. federal income tax in the case of
(i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and redemption proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.

     If income from a Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens and residents or domestic corporations. To establish that income from a Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide such Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.

     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide a Fund with a properly completed IRS Form W-8BEN certifying their entitlement to the benefits. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds shares in a Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of a Fund.

BACKUP WITHHOLDING

     A Fund may be required to withhold federal income tax ("backup withholding") at a rate of 28% from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder if (i) the shareholder fails to properly furnish such Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends and redemption proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

     Each Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder) the amount of dividends, capital gain dividends or redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends or redemption proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld with respect to such amounts. This information may also be made available to the tax authorities in a Non-U.S. Shareholder's country of residence.

GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of a Fund as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                            PERFORMANCE INFORMATION

     The Company may from time to time quote various performance figures to illustrate the Funds' past performance.

     Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be furnished by the Company but must be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Company are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Company to compute or express performance follows.

TOTAL RETURN

     From time to time the Funds may advertise total return for prior periods. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over one-year, five-year and ten-year periods (or over the life of the Fund, if shorter) that would equate an initial hypothetical investment to its ending redeemable value. The calculation assumes: the maximum sales load is deducted from the initial payment; all dividends and distributions are reinvested when paid at the price stated in the Prospectuses; the deduction of all applicable Company expenses on an annual basis; and the amount was completely redeemed at the end of each one-, five- and ten-year period (or over the life of the Fund) including deduction of the applicable maximum deferred sales load at the time, in the amount and under the terms disclosed in the Prospectus. The Adviser may waive or reimburse fees and/or expenses from time to time; the Fund's returns calculated without waivers or reimbursements would be lower than returns reflecting any waivers or reimbursements.

     Total return figures are calculated according to the following formula:

     P(1 + T)(n) = ERV

where:

      P    =   a hypothetical initial payment
      T    =   average annual total return
      n    =   number of years
    ERV    =   ending redeemable value of hypothetical payment made at the beginning of the 1-, 5-, or 10-year periods at the end of
               the 1-, 5-, or 10-year periods (or fractional portion
               thereof).

     Calculated using the formula above, the average annualized total return, for each of the Funds that commenced operations prior to June 30, 2003 for the one and five year periods ended June 30, 2003 and for the period from the inception of each Fund through June 30, 2003 are as follows:

                                                            ONE-YEAR        FIVE-YEAR       INCEPTION
                                              INCEPTION   PERIOD ENDED    PERIOD ENDED       THROUGH
                                                DATE      JUNE 30, 2003   JUNE 30, 2003   JUNE 30, 2003
                                              ---------   -------------   -------------   -------------
American Value Fund
  Class A Shares............................  10/18/93        -7.67%          -1.16%           8.01%
  Class B Shares(1).........................  08/01/95        -7.63           -0.99            7.68
  Class C Shares(1).........................  10/18/93        -3.16           -0.62            7.91
Asian Equity Fund
  Class A Shares............................  06/23/93       -15.75            1.54           -4.63
  Class B Shares(1).........................  08/01/95       -15.57            1.91           -9.92
  Class C Shares(1).........................  06/23/93       -12.17            2.13           -4.70
Emerging Markets Debt Fund
  Class A Shares............................       N/A           --              --              --
  Class B Shares............................       N/A           --              --              --
  Class C Shares............................       N/A           --              --              --

                                                            ONE-YEAR        FIVE-YEAR       INCEPTION
                                              INCEPTION   PERIOD ENDED    PERIOD ENDED       THROUGH
                                                DATE      JUNE 30, 2003   JUNE 30, 2003   JUNE 30, 2003
                                              ---------   -------------   -------------   -------------
Emerging Markets Fund
  Class A Shares............................  07/06/94        -4.21            0.46           -2.86
  Class B Shares(1).........................  08/01/95        -4.01            0.68           -2.03
  Class C Shares(1).........................  07/06/94        -0.01            1.02           -2.88
Emerging Markets Income Fund
  Class A Shares............................  04/21/94        16.70           -0.27            6.25
  Class B Shares(1).........................  08/01/95        17.52           -0.23            5.76
  Class C Shares(1).........................  04/21/94        20.49           -0.03            6.02
Equity Growth Fund
  Class A Shares............................  05/28/98        -9.34           -4.16           -3.54
  Class B Shares............................  05/28/98        -9.32           -3.97           -3.11
  Class C Shares............................  05/28/98        -5.02           -3.62           -3.04
European Value Equity Fund
  Class A Shares............................  09/25/98       -12.59             N/A           -0.82
  Class B Shares............................  09/25/98       -12.25             N/A           -0.35
  Class C Shares............................  09/25/98        -8.12             N/A           -0.02
Focus Equity Fund
  Class A Shares............................  01/02/96        -9.17           -4.11            6.91
  Class B Shares............................  01/02/96        -9.25           -3.95            7.00
  Class C Shares............................  01/02/96        -5.43           -3.69            6.95
Global Equity Allocation Fund
  Class A Shares............................  01/04/93       -11.42           -4.05            5.94
  Class B Shares(1).........................  08/01/95       -11.40           -3.85            3.99
  Class C Shares(1).........................  01/04/93        -7.66           -3.60            5.77
Global Franchise Fund
  Class A Shares............................  09/25/98        -7.15             N/A           13.25
  Class B Shares............................  09/25/98        -7.14             N/A           13.57
  Class C Shares............................  09/25/98        -3.21             N/A           13.95
Global Value Equity Fund
  Class A Shares............................  10/29/97       -18.10           -2.84           -0.64
  Class B Shares............................  10/29/97       -18.11           -2.64           -0.31
  Class C Shares............................  10/29/97       -14.36           -2.30           -0.25
Growth and Income Fund II
  Class A Shares............................       N/A           --              --              --
  Class B Shares............................       N/A           --              --              --
  Class C Shares............................       N/A           --              --              --
International Magnum Fund
  Class A Shares............................  07/01/96       -18.33           -8.58           -2.94
  Class B Shares............................  07/01/96       -18.72           -8.39           -2.80
  Class C Shares............................  07/01/96       -15.32           -8.12           -2.81

                                                            ONE-YEAR        FIVE-YEAR       INCEPTION
                                              INCEPTION   PERIOD ENDED    PERIOD ENDED       THROUGH
                                                DATE      JUNE 30, 2003   JUNE 30, 2003   JUNE 30, 2003
                                              ---------   -------------   -------------   -------------
Japanese Equity Fund
  Class A Shares............................       N/A           --              --              --
  Class B Shares............................       N/A           --              --              --
  Class C Shares............................       N/A           --              --              --
Latin American Fund
  Class A Shares............................  07/06/94         1.20           -1.46            2.92
  Class B Shares(1).........................  08/01/95         1.67           -1.25            6.12
  Class C Shares(1).........................  07/06/94         5.56           -0.99            2.83
Mid Cap Growth Fund
  Class A Shares............................  10/25/99        -5.64             N/A          -12.02
  Class B Shares............................  10/25/99        -5.59             N/A          -11.83
  Class C Shares............................  10/25/99        -1.31             N/A          -11.19
Value Fund
  Class A Shares............................  07/07/97        -9.56           -2.00           -0.60
  Class B Shares............................  07/07/97        -9.39           -1.94           -0.41
  Class C Shares............................  07/07/97        -5.17           -1.52           -0.34

---------------

The Emerging Markets Debt, Growth and Income II, and Japanese Equity Funds had not commenced operations in the fiscal year ended June 30, 2003.

(1) The Class B shares listed above were created on May 1, 1995. The original Class B shares were renamed Class C shares, as listed above, on May 1, 1995. The Class B shares commenced operations on August 1, 1995.

YIELD FOR CERTAIN FUNDS

     From time to time certain of the Funds may advertise yield.

     Current yield reflects the income per share earned by a Fund's investments.

     Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

     Current yield figures are obtained using the following formula:


Yield = 2[(    a - b  + 1)(6) - 1]
               -----
                cd

     where:

     a = dividends and interest earned during the period

     b = expenses accrued for the period (net of reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

     d = the maximum offering price per share on the last day of the period

     The respective current yields for the following Funds 30-day period ended June 30, 2003 were as follows:

                                                              CLASS A   CLASS B   CLASS C
FUND NAME                                                     SHARES    SHARES    SHARES
---------                                                     -------   -------   -------
Emerging Markets Income Fund................................   5.76%     5.32%     5.31%

COMPARISONS

     To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Company may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Company's Funds, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Company to calculate its performance. In addition, there can be no assurance that the Company will continue this performance as compared to such other averages.

GENERAL PERFORMANCE INFORMATION

     Each Fund's performance will fluctuate. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

     From time to time, a Fund's performance may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of the Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

     Fund advertising may include data on historical returns of the capital markets in the United States compiled or published by research firms, including returns on common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare their performance to that of other compilations or indices that may be developed and made available in the future.

     The Funds may include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, foreign securities, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and various investment alternatives. The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

     The Funds may include in its advertisements, discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments). Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers; the resources, expertise and support made available to the portfolio managers and the portfolio managers' goals, strategies and investment techniques.

     The Funds' advertisements may discuss economic and political conditions of the United States and foreign countries, the relationship between sectors of the U.S., a foreign, or the global economy and the U.S., a foreign, or the global economy as a whole and the effects of inflation. The Funds may include discussions and illustrations of the growth potential of various global markets including, but not limited to, Africa, Asia, Europe, Latin America, North America, South America, Emerging Markets and individual countries. These discussions may include the past performance of the various markets or market sectors; forecasts of population, gross national product and market performance; and the underlying data which supports such forecasts. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in the Funds' shareholder reports (including the investment composition of a Fund), as well as views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund.

     The Funds may quote various measures of volatility and benchmark correlation in advertising. The Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Fund may also advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

     The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

     From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Funds' marketing materials may also show each Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes a Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Funds may also be marketed on the internet.

                               OTHER INFORMATION

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by each of the Funds and all cash, including proceeds from the sale of shares of the Funds and of securities in each Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to each of the Funds.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT AUDITORS

     Independent auditors for the Company perform an annual audit of the Funds' financial statements. The Company's Board of Directors has engaged Deloitte & Touche LLP, located at Two Prudential Plaza, 180 North Stetson Avenue, Chicago, Illinois 60601, to be the Company's independent auditors.

LEGAL COUNSEL

     Counsel to the Funds is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                                   APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

     STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:

     A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

     The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

     Issue credit ratings are based in varying degrees, on the following considerations:

     1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

     2. Nature of and provisions of the obligation: and

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

     AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

     BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

     C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     c: The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

     p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     *: Continuance of the ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     r: The "r" highlights derivative, hybrid, and certain other obligations that S&P's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R.: Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS

     Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

MUNICIPAL NOTES

     A S&P's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     -- Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

     -- Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     Note rating symbols are as follows:

     SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3: Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

     A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

     A-1: A short-term obligation rated "A-1" is rated in the highest category by S&P's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     A commercial paper rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

TAX-EXEMPT DUAL RATINGS

     S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

     MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

     Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

     1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

     2) Notes allowing for negative coupons, or negative principal.

     3) Notes containing any provision which could obligate the investor to make any additional payments.

     Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

     Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM EXEMPT NOTES

     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

     In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

     MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

     MIG 1/VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     MIG 3/VMIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

TAX-EXEMPT COMMERCIAL PAPER

     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1

     Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -- Leading market positions in well established industries.

     -- High rates of return on funds employed.

     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2

     Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3

     Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

     ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1. An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3. There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

PREFERRED STOCK

     Preferred stock rating symbols and their definitions are as follows:

     aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a: An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

     baa: An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba: An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b: An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa: An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca: An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

     c: This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2 and 3 in each rating classifications "aa" through "b". The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX B

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.  POLICY STATEMENT

     Introduction -- Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

     Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

     Proxy Research Services -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

     Voting Proxies for certain Non-US Companies -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.  GENERAL PROXY VOTING GUIDELINES

     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, antitakeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III.  GUIDELINES

A.  MANAGEMENT PROPOSALS

     1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

        -  Selection or ratification of auditors.

        -  Approval of financial statements, director and auditor reports.

        -  Election of Directors.

        - Limiting Directors' liability and broadening indemnification of Directors.

        - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

        - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

        - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

        -  General updating/corrective amendments to the charter.

        -  Elimination of cumulative voting.

        -  Elimination of preemptive rights.

        - Provisions for confidential voting and independent tabulation of voting results.

        - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

     CAPITALIZATION CHANGES

        - Capitalization changes that eliminate other classes of stock and voting rights.

        - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

        - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

        -  Proposals for share repurchase plans.

        - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

        -  Proposals to effect stock splits.

        - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

     COMPENSATION

        - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

        - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

        - Establishment of Employee Stock Option Plans and other employee ownership plans.

     ANTI-TAKEOVER MATTERS

        - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

        - Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

        - Capitalization changes that add classes of stock that which substantially dilute the voting interests of existing shareholders.

        - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

        -  Creation of "blank check" preferred stock.

        -  Changes in capitalization by 100% or more.

        - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

        - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

        -  Proposals to indemnify auditors.

     4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

     CORPORATE TRANSACTIONS

        - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

        - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

        - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

        - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

           (i)  Whether the stock option plan is incentive based;

           (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

           (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

     ANTI-TAKEOVER PROVISIONS

        -  Proposals requiring shareholder ratification of poison pills.

        - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.  SHAREHOLDER PROPOSALS

     1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

        -  Requiring auditors to attend the annual meeting of shareholders.

        - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

        - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

        -  Confidential voting.

        -  Reduction or elimination of supermajority vote requirements.

     2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

        -  Proposals that limit tenure of directors.

        -  Proposals to limit golden parachutes.

        - Proposals requiring directors to own large amounts of stock to be eligible for election.

        -  Restoring cumulative voting in the election of directors.

        - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

        -  Proposals that limit retirement benefits or executive compensation.

        -  Requiring shareholder approval for bylaw or charter amendments.

        - Requiring shareholder approval for shareholder rights plan or poison pill.

        -  Requiring shareholder approval of golden parachutes.

        -  Elimination of certain anti-takeover related provisions.

        -  Prohibit payment of greenmail.

     3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

        - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

        - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

        - Proposals that require inappropriate endorsements or corporate actions.

IV.  ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.  PROXY REVIEW COMMITTEE

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

        (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

        (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

        (c) The Committee will meet at least monthly to (among other matters):
            (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

        (d) The Committee will meet on an ad hoc basis to (among other matters):
            (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

        (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

        (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

        (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Mid Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Mid Cap Growth Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period ended June 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Mid CapGrowth Fund as of June 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 8, 2003

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2003
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                     SHARES        VALUE
COMMON STOCKS  98.0%
ADVERTISING  2.1%
Univision Communications, Inc., Class A (a)..................   41,000    $ 1,246,400
                                                                          -----------
AIR FREIGHT & COURIERS  0.8%
CH Robinson Worldwide, Inc...................................    8,750        311,150
Expeditors International of Washington, Inc..................    4,600        159,344
                                                                          -----------
                                                                              470,494
                                                                          -----------
AIRLINES  1.2%
JetBlue Airways Corp. (a)....................................   17,100        723,159
                                                                          -----------
APPAREL & ACCESSORIES  1.2%
Coach, Inc. (a)..............................................   14,550        723,717
                                                                          -----------
APPAREL RETAIL  3.0%
Abercrombie & Fitch Co., Class A (a).........................   39,325      1,117,223
Chico's FAS, Inc. (a)........................................   33,000        694,650
                                                                          -----------
                                                                            1,811,873
                                                                          -----------
APPLICATION SOFTWARE  3.0%
BEA Systems, Inc. (a)........................................   24,350        264,441
Mercury Interactive Corp. (a)................................   11,575        446,911
PeopleSoft, Inc. (a).........................................   12,475        219,435
Quest Software, Inc. (a).....................................   12,200        145,180
Siebel Systems, Inc. (a).....................................   28,150        268,551
Synopsys, Inc. (a)...........................................    7,925        490,161
                                                                          -----------
                                                                            1,834,679
                                                                          -----------
ASSET MANAGEMENT & CUSTODY BANKS  1.0%
Affiliated Managers Group, Inc. (a)..........................   10,275        626,261
                                                                          -----------
BIOTECHNOLOGY  5.9%
Amylin Pharmaceuticals, Inc. (a).............................   13,800        302,082
Bio-Rad Laboratories, Inc., Class A (a)......................    2,400        132,840
Celgene Corp. (a)............................................   15,925        484,120
Genzyme Corp. (a)............................................   13,000        543,400
Gilead Sciences, Inc. (a)....................................    6,925        384,891
ICOS Corp. (a)...............................................    7,300        268,275
IDEC Pharmaceuticals Corp. (a)...............................    8,100        275,400
MedImmune, Inc. (a)..........................................   13,500        490,995
NPS Pharmaceuticals, Inc. (a)................................   27,400        666,916
                                                                          -----------
                                                                            3,548,919
                                                                          -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                     SHARES        VALUE
BROADCASTING & CABLE TV  3.1%
EchoStar Communications Corp., Class A (a)...................   13,050    $   451,791
Radio One, Inc., Class D (a).................................   47,525        844,519
Westwood One, Inc. (a).......................................   16,125        547,121
                                                                          -----------
                                                                            1,843,431
                                                                          -----------
CASINOS & GAMING  4.9%
GTECH Holdings Corp..........................................   36,760      1,384,014
International Game Technology................................    9,100        931,203
MGM Mirage (a)...............................................    8,700        297,366
Station Casinos, Inc. (a)....................................   12,300        310,575
                                                                          -----------
                                                                            2,923,158
                                                                          -----------
COMMUNICATIONS EQUIPMENT  2.8%
Corning, Inc. (a)............................................   45,600        336,984
Emulex Corp. (a).............................................   18,200        414,414
JDS Uniphase Corp. (a).......................................   60,100        210,951
UTStarcom, Inc. (a)..........................................   19,900        707,843
                                                                          -----------
                                                                            1,670,192
                                                                          -----------
COMPUTER HARDWARE  0.3%
Seagate Technology (Cayman Islands)..........................   11,500        202,975
                                                                          -----------
COMPUTER STORAGE & PERIPHERALS  0.7%
Network Appliance, Inc. (a)..................................   26,875        435,644
                                                                          -----------
CONSUMER ELECTRONICS  1.0%
Harman International Industries, Inc.........................    7,850        621,249
                                                                          -----------
DATA PROCESSING & OUTSOURCING SERVICES  1.6%
CheckFree Corp. (a)..........................................    5,600        155,904
Global Payments, Inc.........................................   12,950        459,725
SunGard Data Systems, Inc. (a)...............................   12,625        327,114
                                                                          -----------
                                                                              942,743
                                                                          -----------
DEPARTMENT STORES  1.7%
Dollar Tree Stores, Inc. (a).................................   32,625      1,035,191
                                                                          -----------
DIVERSIFIED COMMERCIAL SERVICES  4.9%
ChoicePoint, Inc. (a)........................................    8,850        305,502
Corporate Executive Board Co. (a)............................   22,600        915,978
DeVry, Inc. (a)..............................................   24,100        561,289
Iron Mountain, Inc. (a)......................................   15,350        569,331
Weight Watchers International, Inc. (a)......................   13,660        621,393
                                                                          -----------
                                                                            2,973,493
                                                                          -----------
ELECTRIC UTILITIES  0.3%
Citizens Communications Co. (a)..............................   11,700        150,813
                                                                          -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                     SHARES        VALUE
ELECTRONIC EQUIPMENT MANUFACTURERS  0.8%
Amphenol Corp., Class A (a)..................................    6,050    $   283,261
Waters Corp. (a).............................................    7,000        203,910
                                                                          -----------
                                                                              487,171
                                                                          -----------
ELECTRONIC MANUFACTURING SERVICES  0.6%
Jabil Circuit, Inc. (a)......................................    9,200        203,320
Sanmina-SCI Corp. (a)........................................   25,700        162,167
                                                                          -----------
                                                                              365,487
                                                                          -----------
EMPLOYMENT SERVICES  0.4%
Monster Worldwide, Inc. (a)..................................   11,300        222,949
                                                                          -----------
GAS UTILITIES  0.2%
UGI Corp.....................................................    4,200        133,140
                                                                          -----------
GENERAL MERCHANDISE STORES  1.1%
Dollar General Corp..........................................   35,225        643,209
                                                                          -----------
HEALTH CARE DISTRIBUTORS  0.9%
AmerisourceBergen Corp.......................................    7,900        547,865
                                                                          -----------
HEALTH CARE EQUIPMENT  5.3%
St. Jude Medical, Inc. (a)...................................    9,400        540,500
Stericycle, Inc. (a).........................................   23,350        898,508
Varian Medical Systems, Inc. (a).............................   23,875      1,374,484
Zimmer Holdings, Inc. (a)....................................    8,700        391,935
                                                                          -----------
                                                                            3,205,427
                                                                          -----------
HEALTH CARE SERVICES  3.0%
Caremark Rx, Inc. (a)........................................   33,400        857,712
Laboratory Corporation of America Holdings (a)...............   11,700        352,755
Lincare Holdings, Inc. (a)...................................   18,050        568,756
                                                                          -----------
                                                                            1,779,223
                                                                          -----------
HOME ENTERTAINMENT SOFTWARE  1.3%
Electronic Arts, Inc. (a)....................................   10,800        799,092
                                                                          -----------
HOME FURNISHINGS  0.5%
Mohawk Industries, Inc. (a)..................................    5,300        294,309
                                                                          -----------
HOMEBUILDING  1.4%
Lennar Corp., Class A........................................    3,900        278,850
NVR, Inc. (a)................................................    1,400        575,400
                                                                          -----------
                                                                              854,250
                                                                          -----------
HOTELS  1.6%
Royal Caribbean Cruises Ltd..................................   41,000        949,560
                                                                          -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                     SHARES        VALUE
INSURANCE BROKERS  0.5%
Willis Group Holdings Ltd. (United Kingdom).................    10,500    $   322,875
                                                                          -----------
INTEGRATED OIL & GAS  0.5%
Suncor Energy Inc. (Canada).................................    14,600        273,750
                                                                          -----------
INTEGRATED TELECOMMUNICATION SERVICES  0.5%
IDT Corp., Class B (a)......................................    17,700        311,520
                                                                          -----------
INTERNET RETAIL  0.8%
InterActiveCorp (a).........................................    11,725        463,958
                                                                          -----------
INTERNET SOFTWARE & SERVICES  0.8%
VeriSign, Inc. (a)..........................................    10,700        147,981
Yahoo!, Inc. (a)............................................     9,400        307,944
                                                                          -----------
                                                                              455,925
                                                                          -----------
MANAGED HEALTH CARE  2.3%
Anthem, Inc. (a)............................................     8,800        678,920
Coventry Health Care, Inc. (a)..............................     6,600        304,656
Mid Atlantic Medical Services, Inc. (a).....................     7,300        381,790
                                                                          -----------
                                                                            1,365,366
                                                                          -----------
MOVIES & ENTERTAINMENT  0.9%
Pixar, Inc. (a).............................................     9,250        562,770
                                                                          -----------
MULTI-UTILITIES & UNREGULATED POWER  1.0%
Questar Corp................................................    18,000        602,460
                                                                          -----------
OIL & GAS DRILLING  0.9%
Patterson-UTI Energy, Inc. (a)..............................    17,100        554,040
                                                                          -----------
OIL & GAS EQUIPMENT & SERVICES  1.8%
BJ Services Co. (a).........................................    14,800        552,928
Smith International, Inc. (a)...............................    15,125        555,693
                                                                          -----------
                                                                            1,108,621
                                                                          -----------
OIL & GAS EXPLORATION & PRODUCTION  1.5%
Pioneer Natural Resources Co. (a)...........................    34,850        909,585
                                                                          -----------
OTHER DIVERSIFIED FINANCIAL SERVICES  1.7%
Brascan Corp., Class A (Canada).............................    12,100        297,176
Doral Financial Corp. (Puerto Rico).........................    15,600        696,540
                                                                          -----------
                                                                              993,716
                                                                          -----------
PACKAGED FOODS  0.5%
Dean Foods Co. (a)..........................................     9,300        292,950
                                                                          -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                     SHARES        VALUE
PAPER PACKAGING  1.3%
Sealed Air Corp. (a)........................................    15,850    $   755,411
                                                                          -----------
PHARMACEUTICALS  1.6%
Allergan, Inc...............................................     7,800        601,380
Teva Pharmaceutical Industries, Ltd.--ADR (Israel)..........     6,600        375,738
                                                                          -----------
                                                                              977,118
                                                                          -----------
PROPERTY & CASUALTY  1.0%
White Mountains Insurance Group Ltd.........................     1,465        578,675
                                                                          -----------
PUBLISHING  0.8%
Interactive Data Corp. (a)..................................    28,000        473,200
                                                                          -----------
REINSURANCE  0.3%
Markel Corp. (a)............................................       800        204,800
                                                                          -----------
RESTAURANTS  2.2%
Krispy Kreme Doughnuts, Inc. (a)............................    12,175        501,367
Outback Steakhouse, Inc.....................................     8,000        312,000
P.F. Chang's China Bistro, Inc. (a).........................     4,600        226,366
Sonic Corp. (a).............................................    12,200        310,246
                                                                          -----------
                                                                            1,349,979
                                                                          -----------
SEMICONDUCTOR EQUIPMENT  3.1%
Amkor Technology, Inc. (a)..................................     7,900        104,381
Integrated Circuit Systems, Inc. (a)........................    14,650        460,450
KLA-Tencor Corp. (a)........................................    10,325        480,009
Novellus Systems, Inc. (a)..................................    13,700        501,708
SanDisk Corp. (a)...........................................     7,800        314,730
                                                                          -----------
                                                                            1,861,278
                                                                          -----------
SEMICONDUCTORS  7.2%
Agere Systems, Inc., Class A (a)............................    90,700        211,331
Altera Corp. (a)............................................    31,975        524,390
Broadcom Corp., Class A (a).................................    22,600        562,966
Intersil Corp., Class A (a).................................    36,125        961,286
Linear Technology Corp......................................     3,800        122,398
Marvell Technology Group Ltd. (Bermuda) (a).................    15,800        543,046
Maxim Integrated Products, Inc..............................     8,500        290,615
PMC-Sierra, Inc. (a)........................................    20,000        234,600
QLogic Corp. (a)............................................    13,075        631,915
Xilinx, Inc. (a)............................................    10,000        253,100
                                                                          -----------
                                                                            4,335,647
                                                                          -----------
SPECIALIZED FINANCE  1.2%
Moody's Corp................................................    14,075        741,893
                                                                          -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                     SHARES        VALUE
SPECIALTY CHEMICALS  0.4%
Ecolab, Inc..................................................   10,150    $   259,840
                                                                          -----------
SPECIALTY STORES  1.6%
AutoZone, Inc. (a)...........................................    4,300        326,671
Carmax, Inc. (a).............................................   10,800        325,620
Tiffany & Co.................................................    8,900        290,852
                                                                          -----------
                                                                              943,143
                                                                          -----------
SYSTEMS SOFTWARE  4.2%
Adobe Systems, Inc...........................................   13,500        432,945
Network Associates, Inc. (a).................................   30,300        384,204
Symantec Corp. (a)...........................................   15,050        660,093
VERITAS Software Corp. (a)...................................   36,575      1,048,605
                                                                          -----------
                                                                            2,525,847
                                                                          -----------
TECHNOLOGY DISTRIBUTORS  0.5%
CDW Corp. (a)................................................    6,120        280,296
                                                                          -----------
THRIFTS & MORTGAGE FINANCE  0.5%
Sovereign Bancorp, Inc.......................................   19,000        297,350
                                                                          -----------
WIRELESS TELECOMMUNICATION SERVICES  1.8%
American Tower Corp., Class A (a)............................   45,600        403,560
Crown Castle International Corp. (a).........................   58,500        454,545
Nextel Communications, Inc., Class A (a).....................   11,475        207,468
                                                                          -----------
                                                                            1,065,573
                                                                          -----------
TOTAL LONG-TERM INVESTMENTS  98.0%
   (Cost $51,631,932)........................................              58,933,659
                                                                          -----------
REPURCHASE AGREEMENT  2.9%
State Street Bank & Trust Co. ($1,746,000 par collateralized by U.S. Government obligations in a pooled cash account,
   dated 06/30/03, to be sold on 07/01/03 at $1,746,032)
   (Cost $1,746,000).........................................               1,746,000
                                                                          -----------
TOTAL INVESTMENTS  100.9%
   (Cost $53,377,932)........................................              60,679,659

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.9%)................                (515,082)
                                                                          -----------

NET ASSETS  100.0%...........................................             $60,164,577
                                                                          ===========

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2003

ASSETS:
Total Investments (Cost $53,377,932)............................................     $ 60,679,659
Cash............................................................................              385
Receivables:
  Investments Sold..............................................................          873,704
  Fund Shares Sold..............................................................          174,712
  Dividends.....................................................................            7,170
  Interest......................................................................               32
Other...........................................................................           20,090
                                                                                     ------------
    Total Assets................................................................       61,755,752
                                                                                     ------------
LIABILITIES:
Payables:
  Investments Purchased.........................................................        1,231,677
  Fund Shares Repurchased.......................................................          133,169
  Distributor and Affiliates....................................................           97,437
  Investment Advisory Fee.......................................................           19,597
Accrued Expenses................................................................           80,296
Directors' Deferred Compensation and Retirement Plans...........................           28,999
                                                                                     ------------
    Total Liabilities...........................................................        1,591,175
                                                                                     ------------
NET ASSETS......................................................................     $ 60,164,577
                                                                                     ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000,000
  shares authorized)............................................................     $132,111,642
Net Unrealized Appreciation.....................................................        7,301,727
Accumulated Net Investment Loss.................................................          (31,470)
Accumulated Net Realized Loss...................................................      (79,217,322)
                                                                                     ------------
NET ASSETS......................................................................     $ 60,164,577
                                                                                     ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of
    $24,746,752 and 3,791,404 shares of beneficial interest issued
    and outstanding)............................................................     $       6.53
    Maximum sales charge (5.75% of offering price)..............................              .40
                                                                                     ------------
    Maximum offering price to public............................................     $       6.93
                                                                                     ============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of
    $27,270,181 and 4,287,455 shares of beneficial interest issued and
    outstanding)................................................................     $       6.36
                                                                                     ============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of
    $8,147,644 and 1,279,939 shares of beneficial interest issued
    and outstanding)............................................................     $       6.37
                                                                                     ============

                                               See Notes to Financial Statements

A
Statement of Operations
For the Year Ended June 30, 2003

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $1,040)..........................     $   123,372
Interest........................................................................          12,677
Other...........................................................................           6,356
                                                                                     -----------
    Total Income................................................................         142,405
                                                                                     -----------
EXPENSES:
Investment Advisory Fee.........................................................         409,138
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
$55,156, $245,857 and $71,050, respectively)....................................         372,063
Shareholder Services............................................................         161,376
Administrative Fee..............................................................          91,804
Shareholder Reports.............................................................          69,134
Custody.........................................................................          43,475
Directors' Fees and Related Expenses............................................          19,701
Legal...........................................................................          18,494
Other...........................................................................          73,568
                                                                                     -----------
    Total Expenses..............................................................       1,258,753
    Expense Reduction...........................................................          66,617
    Less Credits Earned on Cash Balances........................................           1,263
                                                                                     -----------
    Net Expenses................................................................       1,190,873
                                                                                     -----------
NET INVESTMENT LOSS.............................................................     $(1,048,468)
                                                                                     ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...................................................................     $(8,053,284)
  Foreign Currency Transactions.................................................              50
                                                                                     -----------
Net Realized Loss...............................................................      (8,053,234)
                                                                                     -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.......................................................          (8,267)
  End of the Period.............................................................       7,301,727
                                                                                     -----------
Net Unrealized Appreciation During the Period...................................       7,309,994
                                                                                     -----------
NET REALIZED AND UNREALIZED LOSS................................................     $  (743,240)
                                                                                     ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS......................................     $(1,791,708)
                                                                                     ===========

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                          YEAR ENDED        YEAR ENDED
                                                         JUNE 30, 2003     JUNE 30, 2002
                                                         -------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss...................................   $ (1,048,468)     $ (1,547,628)
Net Realized Loss.....................................     (8,053,234)      (36,267,200)
Net Unrealized Appreciation During the Period.........      7,309,994         2,555,123
                                                         ------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...     (1,791,708)      (35,259,705)
                                                         ------------      ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................     38,271,037        68,276,151
Cost of Shares Repurchased............................    (47,318,940)      (75,144,695)
                                                         ------------      ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....     (9,047,903)       (6,868,544)
                                                         ------------      ------------
TOTAL DECREASE IN NET ASSETS..........................    (10,839,611)      (42,128,249)
NET ASSETS:
Beginning of the Period...............................     71,004,188       113,132,437
                                                         ------------      ------------
End of the Period (Including accumulated
  net investment loss of $31,470 and
  $12,707, respectively)..............................   $ 60,164,577      $ 71,004,188
                                                         ============      ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                                OCTOBER 25, 1999
                                                                                                 (COMMENCEMENT
                                                                                                 OF INVESTMENT
                                                               YEAR ENDED JUNE 30,               OPERATIONS) TO
                                                    -----------------------------------------       JUNE 30,
CLASS A SHARES                                      2003 (a)       2002 (a)          2001 (a)       2000 (a)
                                                    ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD......................................    $6.51         $ 9.49            $13.37         $10.00
                                                      -----         ------            ------         ------
  Net Investment Loss.............................     (.09)          (.10)             (.14)          (.09)
  Net Realized and Unrealized Gain/Loss...........      .11          (2.88)            (3.57)          3.46
                                                      -----         ------            ------         ------
Total from Investment Operations..................      .02          (2.98)            (3.71)          3.37
                                                      -----         ------            ------         ------
Less Distributions from
  Net Realized Gain...............................      -0-            -0-              (.17)           -0-
                                                      -----         ------            ------         ------
NET ASSET VALUE, END OF THE PERIOD................    $6.53         $ 6.51            $ 9.49         $13.37
                                                      =====         ======            ======         ======

Total Return* (b).................................    0.15%        -31.30%           -28.03%         33.70%**
Net Assets at End of the Period
  (In millions)...................................    $24.7         $ 29.3            $ 44.7         $ 38.4
Ratio of Expenses to Average
  Net Assets*.....................................    1.75%          1.58%             1.58%          1.63%
Ratio of Net Investment Loss to Average
  Net Assets*.....................................   (1.50%)        (1.29%)           (1.20%)        (1.04%)
Portfolio Turnover................................     197%           209%              146%           103%**
*   If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..........    1.87%             N/A               N/A            N/A
Ratio of Net Investment Loss
    to Average Net Assets........................   (1.62%)            N/A               N/A            N/A

**  Non-Annualized

(a) Net investment loss per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                                 OCTOBER 25, 1999
                                                                                                  (COMMENCEMENT
                                                                                                  OF INVESTMENT
                                                               YEAR ENDED JUNE 30,                OPERATIONS) TO
                                                    ------------------------------------------       JUNE 30,
CLASS B SHARES                                      2003 (a)        2002 (a)          2001 (a)       2000 (a)
                                                    -------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.....................................    $6.40          $ 9.38            $13.31          $10.00
                                                     -----          ------            ------          ------
  Net Investment Loss............................     (.13)           (.15)             (.22)           (.16)
  Net Realized and Unrealized Gain/Loss..........      .09           (2.83)            (3.54)           3.47
                                                     -----          ------            ------          ------
Total from Investment Operations.................     (.04)          (2.98)            (3.76)           3.31
                                                     -----          ------            ------          ------
Less Distributions from
  Net Realized Gain..............................      -0-             -0-              (.17)            -0-
                                                     -----          ------            ------          ------
NET ASSET VALUE, END OF THE PERIOD...............    $6.36          $ 6.40            $ 9.38          $13.31
                                                     =====          ======            ======          ======

Total Return* (b)................................   -0.63%         -31.77%           -28.53%          33.10%**
Net Assets at End of the Period
  (In millions)..................................    $27.3          $ 30.4            $ 46.8          $ 40.5
Ratio of Expenses to Average
  Net Assets*....................................    2.51%           2.33%             2.33%           2.38%
Ratio of Net Investment Loss to Average
  Net Assets*....................................   (2.26%)         (2.04%)           (1.95%)         (1.83%)
Portfolio Turnover...............................     197%            209%              146%            103%**
*   If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..........    2.63%             N/A               N/A             N/A
Ratio of Net Investment Loss
    to Average Net Assets........................   (2.38%)            N/A               N/A             N/A

**  Non-Annualized

(a) Net investment loss per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                                 OCTOBER 25, 1999
                                                                                                  (COMMENCEMENT
                                                                                                  OF INVESTMENT
                                                               YEAR ENDED JUNE 30,                OPERATIONS) TO
                                                    ------------------------------------------       JUNE 30,
CLASS C SHARES                                      2003 (a)        2002 (a)          2001 (a)       2000 (a)
                                                    -------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.....................................    $6.39          $ 9.38            $13.33          $10.00
                                                     -----          ------            ------          ------
  Net Investment Loss............................     (.12)           (.15)             (.22)           (.16)
  Net Realized and Unrealized Gain/Loss..........      .10           (2.84)            (3.56)           3.49
                                                     -----          ------            ------          ------
Total from Investment Operations.................     (.02)          (2.99)            (3.78)           3.33
                                                     -----          ------            ------          ------
Less Distributions from
  Net Realized Gain..............................      -0-             -0-              (.17)            -0-
                                                     -----          ------            ------          ------
NET ASSET VALUE, END OF THE PERIOD...............    $6.37          $ 6.39            $ 9.38          $13.33
                                                     =====          ======            ======          ======

Total Return* (b)................................   -0.31% (c)     -31.88%           -28.64%          33.30%**
Net Assets at End of the Period
  (In millions)..................................    $ 8.1          $ 11.2            $ 21.6          $ 20.0
Ratio of Expenses to Average
  Net Assets*....................................    2.41% (d)       2.33%             2.33%           2.38%
Ratio of Net Investment Loss to Average
  Net Assets*....................................   (2.07%) (c)     (2.04%)           (1.95%)         (1.81%)
Portfolio Turnover...............................     197%            209%              146%            103%**
*   If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..........    2.53% (d)         N/A               N/A             N/A
Ratio of Net Investment Loss
  to Average Net Assets..........................   (2.19%) (c)        N/A               N/A             N/A

**  Non-Annualized

(a) Net investment loss per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Loss to Average Net Assets of .07% and .08%, respectively.

(d) The Ratio of Expenses to Average Net Assets reflects the refund of certain 12b-1 fees during the period.

N/A=Not Applicable

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

1.  SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Mid Cap Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to achieve long-term growth. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of medium-sized companies that the Fund's investment adviser believes have long-term growth potential. The Fund commenced operations on October 25, 1999.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $76,085,149, which will expire between June 30, 2009 and June 30, 2011.

At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes....................    $53,940,919
                                                            ===========
Gross tax unrealized appreciation.......................    $ 7,631,591
Gross tax unrealized depreciation.......................       (892,851)
                                                            -----------
Net tax unrealized appreciation on investments..........    $ 6,738,740
                                                            ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to the recognition of net realized gains on foreign currency transactions totaling $50 has been reclassified from accumulated net realized loss to accumulated undistributed net investment loss. A permanent book and tax difference related to a net operating loss totaling $1,027,998 was reclassified from accumulated undistributed net investment loss to capital. A permanent book and tax difference related to the Fund's investment in other regulated investment companies totaling $1,657 was reclassified from accumulated undistributed net investment loss to accumulated net realized loss.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the year ended June 30, 2003, the Fund's custody fee was reduced by $1,263 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investments advice and facilities to the Fund for an annual fee payable monthly as follows:

                                                                       % PER
AVERAGE DAILY NET ASSETS                                               ANNUM
First $500 million...................................................   .75%
Next $500 million....................................................   .70%
Over $1 billion......................................................   .65%

     The adviser has entered into a subadvisory agreement with Morgan Stanley Investments LP (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     For the year ended June 30, 2003, the Fund recognized expenses of approximately $3,000, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $15,500 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expenses in the Statement of Operations.

     Through March 2, 2003, the Adviser provided the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equaled 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JP Morgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JP Morgan provided certain administrative and accounting services to the Fund. JPMorgan was compensated for such services by the Adviser. Effective March 3, 2003, under a separate Accounting Services agreement, the Adviser provides administrative and accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $4,800 representing Van Kampen's cost of providing administrative and accounting services to the Fund. Additionally, under an agreement between the Fund and State Street Bank and Trust Company ("SSB"), SSB provides certain accounting services to the Fund.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $88,000 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive market benchmarks.

     Effective March 3, 2003, the Adviser has agreed to reimburse the Fund to the extent the total administrative, accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2003, the Adviser reimbursed $66,617 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion. Prior to March 3, 2003, these fees were reported as part of "Administrative Fee" expense in the Statement of Operations. Subsequent to March 3, 2003, administrative and accounting fees are reported as part of "Other" expense and transfer agency and sub-transfer agency fees are reported as a part of "Shareholder Services" expense in the Statement of Operations.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $18,787 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the year ended June 30, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $4,774.

     During the year ended June 30, 2003, the Adviser voluntarily reimbursed the Fund $667 for a loss incurred on the sale of a portfolio security which resulted from the correction of a trade error.

3. CAPITAL TRANSACTIONS

At June 30, 2003, capital aggregated $52,578,456, $57,959,066 and $21,574,120 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                               SHARES         VALUE
Sales:
   Class A................................................    5,267,227   $ 30,341,607
   Class B................................................      973,198      5,588,809
   Class C................................................      412,272      2,340,621
                                                             ----------   ------------
Total Sales...............................................    6,652,697   $ 38,271,037
                                                             ==========   ============

Repurchases:
   Class A................................................   (5,980,989)  $(34,307,496)
   Class B................................................   (1,442,937)    (8,046,436)
   Class C................................................     (891,987)    (4,965,008)
                                                             ----------   ------------
Total Repurchases.........................................   (8,315,913)  $(47,318,940)
                                                             ==========   ============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     At June 30, 2002, capital aggregated $56,967,179, $60,882,643 and
$24,337,721 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                               SHARES         VALUE
Sales:
   Class A...............................................     6,490,547   $ 48,899,839
   Class B...............................................     1,773,717     13,577,019
   Class C...............................................       757,801      5,799,293
                                                             ----------   ------------
Total Sales..............................................     9,022,065   $ 68,276,151
                                                             ==========   ============

Repurchases:
   Class A...............................................    (6,698,940)  $(50,281,407)
   Class B...............................................    (2,009,469)   (15,122,152)
   Class C...............................................    (1,299,122)    (9,741,136)
                                                             ----------   ------------
Total Repurchases........................................   (10,007,531)  $(75,144,695)
                                                             ==========   ============

     Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2003 and 2002, 29,285 and 48,804 Class B Shares, respectively, converted to Class A Shares and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                             CONTINGENT DEFERRED SALES
                                                               CHARGE AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                             -------------------------
YEAR OF REDEMPTION                                            CLASS B         CLASS C
First......................................................    5.00%           1.00%
Second.....................................................    4.00%            None
Third......................................................    3.00%            None
Fourth.....................................................    2.50%            None
Fifth......................................................    1.50%            None
Thereafter.................................................     None            None

   For the year ended June 30, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $13,300 and CDSC on redeemed shares of approximately $83,900. Sales charges do not represent expenses of the Fund.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

4.  INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $108,128,311 and $117,472,758, respectively.

5.  DISTRIBUTIONS AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $1,407,300 and $200 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

     Included in these fees for the year ended June 30, 2003, are payments retained by Van Kampen of approximately $194,200 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $28,900.

                                                                      APPENDIX C

                      STATEMENT OF ADDITIONAL INFORMATION
                           OF VAN KAMPEN GROWTH FUND

                              Dated July 31, 2003

                       SUPPLEMENT DATED NOVEMBER 30, 2003

                                     TO THE
           STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 30, 2003
          VAN KAMPEN TAX FREE TRUST, ON BEHALF OF EACH OF ITS SERIES,
                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
                    VAN KAMPEN INSURED TAX FREE INCOME FUND
               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND
                        VAN KAMPEN MUNICIPAL INCOME FUND
                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND
                   VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 30, 2003,
                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

           STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2003, VAN KAMPEN U.S. GOVERNMENT TRUST, ON BEHALF OF ITS SERIES,
                        VAN KAMPEN U.S. GOVERNMENT FUND

           STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 31, 2003
         VAN KAMPEN SERIES FUND, INC., ON BEHALF OF EACH OF ITS SERIES,
                         VAN KAMPEN AMERICAN VALUE FUND
                        VAN KAMPEN EMERGING MARKETS FUND
                    VAN KAMPEN EMERGING MARKETS INCOME FUND
                         VAN KAMPEN EQUITY GROWTH FUND
                     VAN KAMPEN EUROPEAN VALUE EQUITY FUND
                          VAN KAMPEN FOCUS EQUITY FUND
                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        VAN KAMPEN GLOBAL FRANCHISE FUND
                      VAN KAMPEN GLOBAL VALUE EQUITY FUND
                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                         VAN KAMPEN MID CAP GROWTH FUND
                             VAN KAMPEN VALUE FUND

           STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 31, 2003
                         VAN KAMPEN TAX FREE MONEY FUND

            STATEMENT OF ADDITIONAL INFORMATION DATED JULY 31, 2003
           VAN KAMPEN EQUITY TRUST, ON BEHALF OF EACH OF ITS SERIES,
                       VAN KAMPEN AGGRESSIVE GROWTH FUND
                             VAN KAMPEN GROWTH FUND
                         VAN KAMPEN SELECT GROWTH FUND
                        VAN KAMPEN SMALL CAP GROWTH FUND
                        VAN KAMPEN SMALL CAP VALUE FUND
                            VAN KAMPEN UTILITY FUND

            STATEMENT OF ADDITIONAL INFORMATION DATED JULY 31, 2003
               VAN KAMPEN TRUST, ON BEHALF OF EACH OF ITS SERIES,
                           VAN KAMPEN HIGH YIELD FUND

     Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management. In all instances, references to Van Kampen Investment Advisory Corp. are hereby deleted and replaced with Van Kampen Asset Management.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                      MS SPT SAI

                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN
                                  GROWTH FUND

     Van Kampen Growth Fund's (the "Fund") investment objective is to seek capital growth. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks and other equity securities of growth companies.

     The Fund is organized as a diversified series of the Van Kampen Equity Trust, an open-end, management investment company (the "Trust").

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424 (or (800) 421-2833
for the hearing impaired).

                               TABLE OF CONTENTS

                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objective, Policies and Risks....................    B-4
Strategic Transactions......................................    B-10
Investment Restrictions.....................................    B-18
Trustees and Officers.......................................    B-20
Investment Advisory Agreement...............................    B-34
Other Agreements............................................    B-35
Distribution and Service....................................    B-36
Transfer Agent..............................................    B-40
Portfolio Transactions and Brokerage Allocation.............    B-40
Shareholder Services........................................    B-42
Redemption of Shares........................................    B-45
Contingent Deferred Sales Charge-Class A....................    B-45
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................    B-46
Taxation....................................................    B-47
Fund Performance............................................    B-52
Other Information...........................................    B-56
Appendix A -- Proxy Voting Policy and Procedures............    B-57
Report of Independent Auditors..............................    F-1
Financial Statements........................................    F-2
Notes to Financial Statements...............................    F-14

        THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JULY 31, 2003.

                                                                     GF SAI 7/03

                              GENERAL INFORMATION

     The Trust is an unincorporated business trust organized under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1987 under the name Van Kampen Merritt Equity Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Equity Trust on July 31, 1995. The Trust was created for facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was originally organized as a series of the Trust under the name Van Kampen American Capital Growth Fund on September 7, 1995. On July 14, 1998, the Fund adopted its current name.

     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor") and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at Harborside Financial Center, Plaza 2, Jersey City, NJ 07303-0947.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers three classes of shares, designated as Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and transfer agency costs.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of July 1, 2003, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:

                                                               Class      Percentage
               Name and Address of Holder                    of Shares    Ownership
               --------------------------                    ---------    ----------
Morgan Stanley DW Inc. ..................................      B             14%
825 Third Avenue                                               C             19%
New York, NY 10022
PFPC Brokerage Services..................................      A              6%
FBO Primerica Financial Services                               B             19%
760 Moore Road
King of Prussia, PA 19406-1212
Edward Jones & Co. ......................................      A             12%
Attn: Mutual Fund
Shareholder Accounting
201 Progress Pkwy.
Maryland Heights, MO 63043-4009

                                                               Class      Percentage
               Name and Address of Holder                    of Shares    Ownership
               --------------------------                    ---------    ----------
State Street Bank & Trust Co. ...........................      A             13%
FBO ADP/MSDW Alliance
105 Rosemont Rd.
Westwood, MA 02090-2918
MLPF&S For the Sole Benefit of its Customers.............      C             10%
Attn: Fund Administration 97NJO
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484
Van Kampen Funds.........................................      A              6%
1 Chase Manhattan Plz                                          B             10%
New York, NY 10005-1401                                        C              6%

     State Street Bank and Trust Company acts as custodian for certain employee benefit plans and individual retirement accounts.

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

REPURCHASE AGREEMENTS

     The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. The Fund may invest an amount up to 20% of its total assets at the time of purchase in securities subject to repurchase agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

BORROWING AND REVERSE REPURCHASE AGREEMENTS

     The Fund may borrow money for investment purposes. The Fund may borrow money from banks and engage in reverse repurchase agreements in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed). The Fund may also borrow money in an amount up to 5% of the Fund's total assets for temporary purposes. The Fund has no current intention to borrow money other than for temporary purposes.

     Borrowing by the Fund creates special risk considerations such as potential changes in the net asset value of the shares and in the yield on the Fund's portfolio. To the extent that the Fund is otherwise fully invested and the Adviser believes that additional investment opportunities exist with the potential for capital growth, the Fund may employ leverage for the purpose of acquiring portfolio securities. Such utilization of leverage is considered speculative, and involves risks. The assets of the Fund, including any additional assets which may be purchased with the proceeds of any borrowings, will consist primarily of common stocks and other equity securities of growth companies, the prices of which are volatile. In the event that the values of the Fund's portfolio securities do not appreciate or, in fact, depreciate, the Fund would be forced to liquidate a portion of its portfolio, which could be significant depending upon the magnitude of the decline in value of the Fund's assets, to pay interest on, and repay the principal of, any such borrowings. Even in the event that any assets purchased with the proceeds of such borrowings appreciate as anticipated by the Adviser, a portion of the Fund's assets may be required to be liquidated to meet scheduled principal and interest payments with respect to such borrowings. Any such liquidations may be at inopportune times and prices. Utilization of investment leverage would result in a higher volatility of the net asset value of the Fund. The effect of leverage in a declining market would result in a greater decrease in net asset value to holders of the Fund's shares than if the Fund were not leveraged. The extent to which the Fund may borrow will depend upon the availability of credit. No assurance can be given that the Fund will be able to borrow on terms acceptable to the Fund and the Adviser. The Fund's use of leverage may impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund's shareholders, and the terms of the Fund's borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of securities and instruments that the Fund would otherwise purchase.

     Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. The Fund will establish a segregated account in which it will maintain cash or liquid securities equal in value to its obligations in respect of reverse repurchase agreements and, accordingly, the Fund will not treat such obligations as senior securities for purposes of the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

LENDING OF SECURITIES

     Consistent with applicable legal and regulatory requirements, the Fund may lend its portfolio securities to broker-dealers, banks and other institutional borrowers of securities provided that such loans are at all times secured by collateral that is at least equal to the market value, determined daily, of the loaned securities and are callable at any time by the Fund. The advantage of such loans is that the Fund continues to receive the interest or dividends on the loaned securities, while at the same time earning interest on the collateral which is invested in short-term obligations or the Fund receives an agreed-upon amount of interest from the borrower of the security. The Fund may pay reasonable finders', administrative and custodial fees in connection with loans of its securities. There is no assurance as to the extent to which securities loans can be effected.

     If the borrower fails to return the borrowed securities or maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy and when the consideration which can be earned from such loans is believed to justify the attendant risks. On termination of the loan, the borrower is required to return the securities to the Fund; any gain or loss in the market price during the loan would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan.

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

     The Fund may purchase and sell portfolio securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account, cash or portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

CONVERTIBLE SECURITIES

     The Fund's investments in convertible securities may include securities with enhanced convertible features or "equity-linked" features. These securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security on its own securities or securities it holds of another company or be issued by a third party (typically a brokerage firm or other financial entity) on a security of another company, (ii) may convert into equity securities, such as common stock, or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security,
(iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Generally these securities are designed to give investors enhanced yield opportunities to the equity securities of an issuer, but these securities may involve a limited appreciation potential, downside exposure, or a finite time in which to capture the yield advantage. For example, certain securities may provide a higher current dividend income than the dividend income on the underlying security while capping participation in the capital appreciation of such security. Other securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security's term or at maturity. Besides enhanced yield opportunities, another advantage of using such securities is that they may be used for portfolio management or hedging purposes to reduce the risk of investing in a more volatile underlying equity security. There may be additional types of convertible securities with features not specifically referred to herein in which the Fund may invest consistent with its investment objective and policies.

     Investments in enhanced convertible or equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in traditional convertible securities. Particularly when such securities are issued by a third party on an underlying linked security of another company, the Fund is subject to risks if the underlying security underperforms or the issuer defaults on the payment of the dividend or the underlying security at maturity. In addition, the trading market for certain securities may be less liquid than for other convertible securities making it difficult for the Fund to dispose of a particular security in a timely manner, and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

WARRANTS

     Warrants are in effect longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

FOREIGN SECURITIES

     The Fund also may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. These securities may not necessarily be denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information generally is available for an unsponsored ADR than about a sponsored ADR and financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositaries which evidence similar ownership arrangement.

                             STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectus) to facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

     In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures contracts (collectively, all the above are called "Strategic Transactions"). Among other things, Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange markets, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

     Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures contracts transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures contracts markets and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable.

OPTIONS

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's ("S&P") or "P-1" from Moody's Investors Service, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call or put options on securities, including U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities, Eurodollar instruments and foreign debt securities that are traded on U.S. and foreign securities exchanges and in the OTC markets and related futures contracts on such securities, indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

FUTURES CONTRACTS

     The Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate, currency, equity or fixed-income market changes and for risk management purposes. Futures contracts generally are bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or an option on a futures contract (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options on futures contracts would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options on futures contracts are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

     The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

     The Fund may engage in currency transactions with counterparties to manage the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures contracts, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with counterparties rated A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC options) are determined to be of equivalent credit quality by the Adviser.

     The Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross-hedging or proxy hedging as described below.

     The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

     Risks of Currency Transactions. Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

COMBINED TRANSACTIONS

     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures contracts, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

     When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash and liquid securities at least equal to the current amount of the obligation must be segregated. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price. A currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash and liquid securities equal to the amount of the Fund's obligation.

     OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option on the futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.

     The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

   1. Purchase any securities (other than obligations issued or guaranteed by the U.S. government or by its instrumentalities), if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, such Fund would hold more than 10% of the outstanding voting securities of an issuer; except that up to 25% of the Fund's total assets may be invested without regard to such limitations and except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time,
      (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   2. Invest more than 25% of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. (Neither the U.S. government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

   3. Issue senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); which amount excludes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances of senior securities, borrowings, delayed delivery and when issued transactions and strategic transactions.

   4. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans,
      (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   5. Sell any securities "short," unless at all times when a short position is open the Fund owns an equal amount of the securities or of securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   8. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   9. Invest in interests in oil, gas, or other mineral exploration or development programs, except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.

  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

                              INDEPENDENT TRUSTEES

                                                                                        NUMBER OF
                                          TERM OF                                        FUNDS IN
                                         OFFICE AND                                        FUND
                            POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (58)          Trustee          +       Chairman and Chief Executive           91       Trustee/Director/
Blistex Inc.                                         Officer of Blistex Inc., a                      Managing General
1800 Swift Drive                                     consumer health care products                   Partner of funds in
Oak Brook, IL 60523                                  manufacturer. Former Director of                the Fund Complex.
                                                     the World Presidents
                                                     Organization-Chicago Chapter.
                                                     Director of the Heartland
                                                     Alliance, a nonprofit
                                                     organization serving human needs
                                                     based in Chicago.
J. Miles Branagan (71)      Trustee          +       Private investor. Co-founder, and      89       Trustee/Director/
1632 Morning Mountain Road                           prior to August 1996, Chairman,                 Managing General
Raleigh, NC 27614                                    Chief Executive Officer and                     Partner of funds in
                                                     President, MDT Corporation (now                 the Fund Complex.
                                                     known as Getinge/ Castle, Inc., a
                                                     subsidiary of Getinge Industrier
                                                     AB), a company which develops,
                                                     manufactures, markets and
                                                     services medical and scientific
                                                     equipment.
Jerry D. Choate (64)        Trustee          +       Prior to January 1999, Chairman        89       Trustee/Director/
33971 Selva Road                                     and Chief Executive Officer of                  Managing General
Suite 130                                            the Allstate Corporation                        Partner of funds in
Dana Point, CA 92629                                 ("Allstate") and Allstate                       the Fund Complex.
                                                     Insurance Company. Prior to                     Director of Amgen
                                                     January 1995, President and Chief               Inc., a
                                                     Executive Officer of Allstate.                  biotechnological
                                                     Prior to August 1994, various                   company, and Director
                                                     management positions at Allstate.               of Valero Energy
                                                                                                     Corporation, an
                                                                                                     independent refining
                                                                                                     company.

                                                                                        NUMBER OF
                                          TERM OF                                        FUNDS IN
                                         OFFICE AND                                        FUND
                            POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
Rod Dammeyer (62)           Trustee          +       President of CAC, llc., a private      91       Trustee/Director/
CAC, llc.                                            company offering capital                        Managing General
4350 LaJolla Village Drive                           investment and management                       Partner of funds in
Suite 980                                            advisory services. Prior to July                the Fund Complex.
San Diego, CA 92122-6223                             2000, Managing Partner of Equity                Director of TeleTech
                                                     Group Corporate Investment (EGI),               Holdings Inc.,
                                                     a company that makes private                    Stericycle, Inc.,
                                                     investments in other companies.                 TheraSense, Inc.,
                                                                                                     GATX Corporation,
                                                                                                     Arris Group, Inc. and
                                                                                                     Trustee of the
                                                                                                     University of Chicago
                                                                                                     Hospitals and Health
                                                                                                     Systems. Prior to May
                                                                                                     2002, Director of
                                                                                                     Peregrine Systems
                                                                                                     Inc. Prior to
                                                                                                     February 2001, Vice
                                                                                                     Chairman and Director
                                                                                                     of Anixter
                                                                                                     International, Inc.
                                                                                                     and IMC Global Inc.
                                                                                                     Prior to July 2000,
                                                                                                     Director of Allied
                                                                                                     Riser Communications
                                                                                                     Corp., Matria
                                                                                                     Healthcare Inc.,
                                                                                                     Transmedia Networks,
                                                                                                     Inc., CNA Surety,
                                                                                                     Corp. and Grupo
                                                                                                     Azcarero Mexico
                                                                                                     (GAM). Prior to April
                                                                                                     1999, Director of
                                                                                                     Metal Management,
                                                                                                     Inc.
Linda Hutton Heagy (55)     Trustee          +       Managing Partner of Heidrick &         89       Trustee/Director/
Heidrick & Struggles                                 Struggles, an executive search                  Managing General
233 South Wacker Drive                               firm. Trustee on the University                 Partner of funds in
Suite 7000                                           of Chicago Hospitals Board, Vice                the Fund Complex.
Chicago, IL 60606                                    Chair of the Board of the YMCA of
                                                     Metropolitan Chicago and a member
                                                     of the Women's Board of the
                                                     University of Chicago. Prior to
                                                     1997, Partner of Ray & Berndtson,
                                                     Inc., an executive recruiting
                                                     firm. Prior to 1996, Trustee of
                                                     The International House Board, a
                                                     fellowship and housing
                                                     organization for international
                                                     graduate students. Prior to 1995,
                                                     Executive Vice President of ABN
                                                     AMRO, N.A., a bank holding
                                                     company. Prior to 1992, Executive
                                                     Vice President of La Salle
                                                     National Bank.

                                                                                        NUMBER OF
                                          TERM OF                                        FUNDS IN
                                         OFFICE AND                                        FUND
                            POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
R. Craig Kennedy (51)       Trustee          +       Director and President of the          89       Trustee/Director/
11 DuPont Circle, N.W.                               German Marshall Fund of the                     Managing General
Washington, D.C. 20016                               United States, an independent                   Partner of funds in
                                                     U.S. foundation created to deepen               the Fund Complex.
                                                     understanding, promote
                                                     collaboration and stimulate
                                                     exchanges of practical experience
                                                     between Americans and Europeans.
                                                     Formerly, advisor to the Dennis
                                                     Trading Group Inc., a managed
                                                     futures and option company that
                                                     invests money for individuals and
                                                     institutions. Prior to 1992,
                                                     President and Chief Executive
                                                     Officer, Director and member of
                                                     the Investment Committee of the
                                                     Joyce Foundation, a private
                                                     foundation.
Howard J Kerr (67)          Trustee          +       Prior to 1998, President and           91       Trustee/Director/
736 North Western Avenue                             Chief Executive Officer of                      Managing General
P.O. Box 317                                         Pocklington Corporation, Inc., an               Partner of funds in
Lake Forest, IL 60045                                investment holding company.                     the Fund Complex.
                                                     Director of the Marrow                          Director of the Lake
                                                     Foundation.                                     Forest Bank & Trust.
Jack E. Nelson (67)         Trustee          +       President of Nelson Investment         89       Trustee/Director/
423 Country Club Drive                               Planning Services, Inc., a                      Managing General
Winter Park, FL 32789                                financial planning company and                  Partner of funds in
                                                     registered investment adviser in                the Fund Complex.
                                                     the State of Florida. President
                                                     of Nelson Ivest Brokerage
                                                     Services Inc., a member of the
                                                     NASD, Securities Investors
                                                     Protection Corp. and the
                                                     Municipal Securities Rulemaking
                                                     Board. President of Nelson Sales
                                                     and Services Corporation, a
                                                     marketing and services company to
                                                     support affiliated companies.
Hugo F. Sonnenschein (62)   Trustee          +       President Emeritus and Honorary        91       Trustee/Director/
1126 E. 59th Street                                  Trustee of the University of                    Managing General
Chicago, IL 60637                                    Chicago and the Adam Smith                      Partner of funds in
                                                     Distinguished Service Professor                 the Fund Complex.
                                                     in the Department of Economics at               Director of Winston
                                                     the University of Chicago. Prior                Laboratories, Inc.
                                                     to July 2000, President of the
                                                     University of Chicago. Trustee of
                                                     the University of Rochester and a
                                                     member of its investment
                                                     committee. Member of the National
                                                     Academy of Sciences, the American
                                                     Philosophical Society and a
                                                     fellow of the American Academy of
                                                     Arts and Sciences.

                                                                                        NUMBER OF
                                          TERM OF                                        FUNDS IN
                                         OFFICE AND                                        FUND
                            POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
Suzanne H. Woolsey (61)     Trustee          +       Chief Communications Officer of        89       Trustee/Director/
2101 Constitution Ave.,                              the National Academy of Sciences/               Managing General
N.W.                                                 National Research Council, an                   Partner of funds in
Room 285                                             independent, federally chartered                the Fund Complex.
Washington, D.C. 20418                               policy institution, since 2001                  Director of Neurogen
                                                     and previously Chief Operating                  Corporation, a
                                                     Officer from 1993 to 2001.                      pharmaceutical
                                                     Director of the Institute for                   company, since
                                                     Defense Analyses, a federally                   January 1998.
                                                     funded research and development
                                                     center, Director of the German
                                                     Marshall Fund of the United
                                                     States, and Trustee of Colorado
                                                     College. Prior to 1993, Executive
                                                     Director of the Commission on
                                                     Behavioral and Social Sciences
                                                     and Education at the National
                                                     Academy of Sciences/ National
                                                     Research Council. From 1980
                                                     through 1989, Partner of Coopers
                                                     & Lybrand.

                              INTERESTED TRUSTEES*

                                                                                        NUMBER OF
                                          TERM OF                                        FUNDS IN
                                         OFFICE AND                                        FUND
                            POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (49)     Trustee,         +       President and Chief Executive          89       Trustee/Director/
1221 Avenue of the          President                Officer of funds in the Fund                    Managing General
Americas                    and Chief                Complex. Chairman, President,                   Partner of funds in
New York, NY 10020          Executive                Chief Executive Officer and                     the Fund Complex.
                            Officer                  Director of the Advisers and VK
                                                     Advisors Inc. since December
                                                     2002. Chairman, President and
                                                     Chief Executive Officer of Van
                                                     Kampen Investments since December
                                                     2002. Director of Van Kampen
                                                     Investments since December 1999.
                                                     Chairman and Director of Van
                                                     Kampen Funds Inc. since December
                                                     2002. President, Director and
                                                     Chief Operating Officer of Morgan
                                                     Stanley Investment Management
                                                     since December 1998. President
                                                     and Director since April 1997 and
                                                     Chief Executive Officer since
                                                     June 1998 of Morgan Stanley
                                                     Investment Advisors Inc. and
                                                     Morgan Stanley Services Company
                                                     Inc. Chairman, Chief Executive
                                                     Officer and Director of Morgan
                                                     Stanley Distributors Inc. since
                                                     June 1998. Chairman since June
                                                     1998, and Director since January
                                                     1998 of Morgan Stanley Trust.
                                                     Director of various Morgan
                                                     Stanley subsidiaries. President
                                                     of the Morgan Stanley Funds since
                                                     May 1999. Previously Chief
                                                     Executive Officer of Van Kampen
                                                     Funds Inc. from December 2002 to
                                                     July 2003, Chief Strategic
                                                     Officer of Morgan Stanley
                                                     Investment Advisors Inc. and
                                                     Morgan Stanley Services Company
                                                     Inc. and Executive Vice President
                                                     of Morgan Stanley Distributors
                                                     Inc. from April 1997 to June
                                                     1998. Chief Executive Officer
                                                     from September 2002 to April 2003
                                                     and Vice President from May 1997
                                                     to April 1999 of the Morgan
                                                     Stanley Funds.
Richard F. Powers, III*     Trustee          +       Advisory Director of Morgan            91       Trustee/Director/
(57)                                                 Stanley. Prior to December 2002,                Managing General
1 Parkview Plaza                                     Chairman, Director, President,                  Partner of funds in
P.O. Box 5555                                        Chief Executive Officer and                     the Fund Complex.
Oakbrook Terrace, IL 60181                           Managing Director of Van Kampen
                                                     Investments and its investment
                                                     advisory, distribution and other
                                                     subsidiaries. Prior to December
                                                     2002, President and Chief
                                                     Executive Officer of funds in the
                                                     Fund Complex. Prior to May 1998,
                                                     Executive Vice President and
                                                     Director of Marketing at Morgan
                                                     Stanley and Director of Dean
                                                     Witter, Discover & Co. and Dean
                                                     Witter Realty. Prior to 1996,
                                                     Director of Dean Witter Reynolds
                                                     Inc.

                                                                                        NUMBER OF
                                          TERM OF                                        FUNDS IN
                                         OFFICE AND                                        FUND
                            POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (63)       Trustee          +       Partner in the law firm of             91       Trustee/Director/
333 West Wacker Drive                                Skadden, Arps, Slate, Meagher &                 Managing General
Chicago, IL 60606                                    Flom (Illinois), legal counsel to               Partner of funds in
                                                     funds in the Fund Complex.                      the Fund Complex.

------------------------------------

+See Table D below.

*Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

                                    OFFICERS

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President          ++      Managing Director of Global Research Investment Management.
2800 Post Oak Blvd.                                           Vice President of funds in the Fund Complex. Prior to
45th Floor                                                    December 2002, Chief Investment Officer of Van Kampen
Houston, TX 77056                                             Investments and President and Chief Operations Officer of
                                                              the Advisers and Van Kampen Advisors Inc. Prior to May 2002,
                                                              Executive Vice President and Chief Investment Officer of
                                                              funds in the Fund Complex. Prior to May 2001, Managing
                                                              Director and Chief Investment Officer of Van Kampen
                                                              Investments, and Managing Director and President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to December
                                                              2000, Executive Vice President and Chief Investment Officer
                                                              of Van Kampen Investments, and President and Chief Operating
                                                              Officer of the Advisers. Prior to April 2000, Executive Vice
                                                              President and Chief Investment Officer for Equity
                                                              Investments of the Advisers. Prior to October 1998, Vice
                                                              President and Senior Portfolio Manager with AIM Capital
                                                              Management, Inc. Prior to February 1998, Senior Vice
                                                              President and Portfolio Manager of Van Kampen American
                                                              Capital Asset Management, Inc., Van Kampen American Capital
                                                              Investment Advisory Corp. and Van Kampen American Capital
                                                              Management, Inc.
Stefanie V. Chang (36)        Vice President          ++      Executive Director of Morgan Stanley Investment Management.
                                                              Vice President of funds in the Fund Complex.
Joseph J. McAlinden (60)      Executive Vice          ++      Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and                   Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020            Chief Investment                Management Inc. and Morgan Stanley Investments LP and
                              Officer                         Director of Morgan Stanley Trust for over 5 years. Executive
                                                              Vice President and Chief Investment Officer of funds in the
                                                              Fund Complex. Managing Director and Chief Investment Officer
                                                              of Van Kampen Investments, the Advisers and Van Kampen
                                                              Advisors Inc. since December 2002.
John R. Reynoldson (50)       Vice President          ++      Executive Director and Portfolio Specialist of the Advisers
1 Parkview Plaza                                              and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                 Fund Complex. Prior to July 2001, Principal and Co-head of
Oakbrook Terrace, IL 60181                                    the Fixed Income Department of the Advisers and Van Kampen
                                                              Advisors Inc. Prior to December 2000, Senior Vice President
                                                              of the Advisers and Van Kampen Advisors Inc. Prior to May
                                                              2000, Senior Vice President of the investment grade taxable group for the Advisers. Prior to June 1999, Senior Vice
                                                              President of the government securities bond group for Asset
                                                              Management.
Ronald E. Robison (64)        Executive Vice          ++      Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas   President and                   Executive Vice President and Principal Executive Officer of
New York, NY 10020            Principal                       funds in the Fund Complex. Chief Global Operations Officer
                              Executive                       and Managing Director of Morgan Stanley Investment
                              Officer                         Management Inc. Managing Director of Morgan Stanley.
                                                              Managing Director and Director of Morgan Stanley Investment
                                                              Advisors Inc. and Morgan Stanley Services Company Inc. Chief
                                                              Executive Officer and Director of Morgan Stanley Trust. Vice
                                                              President of the Morgan Stanley Funds.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (46)      Vice President and      ++      Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas   Secretary                       Director of Van Kampen Investments, Director of the
New York, NY 10020                                            Advisers, Van Kampen Advisors Inc., the Distributor,
                                                              Investor Services and certain other subsidiaries of Van
                                                              Kampen Investments. Managing Director and General
                                                              Counsel-Mutual Funds of Morgan Stanley Investment Advisors,
                                                              Inc. Vice President and Secretary of funds in the Fund
                                                              Complex. Prior to July 2001, Managing Director, General
                                                              Counsel, Secretary and Director of Van Kampen Investments,
                                                              the Advisers, the Distributor, Investor Services, and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to December 2000, Executive Vice President, General Counsel,
                                                              Secretary and Director of Van Kampen Investments, the
                                                              Advisers, Van Kampen Advisors Inc., the Distributor,
                                                              Investor Services and certain other subsidiaries of Van
                                                              Kampen Investments. Prior to January 1999, Vice President
                                                              and Associate General Counsel to New York Life Insurance
                                                              Company ("New York Life"), and prior to March 1997,
                                                              Associate General Counsel of New York Life. Prior to
                                                              December 1993, Assistant General Counsel of The Dreyfus
                                                              Corporation. Prior to August 1991, Senior Associate, Willkie
                                                              Farr & Gallagher. Prior to January 1989, Staff Attorney at
                                                              the Securities and Exchange Commission, Division of
                                                              Investment Management, Office of Chief Counsel.
John L. Sullivan (47)         Vice President,         ++      Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza              Chief Financial                 the Advisers, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                 Officer and                     subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181    Treasurer                       Chief Financial Officer and Treasurer of funds in the Fund
                                                              Complex. Head of Fund Accounting for Morgan Stanley
                                                              Investment Management. Prior to December 2002, Executive
                                                              Director of Van Kampen Investments, the Advisers and Van
                                                              Kampen Advisors Inc.

------------------------------------
++See Table E below.

     Each trustee/director who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the ten years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                Fund Complex
                                                ---------------------------------------------
                                                                 Aggregate
                                                 Aggregate       Estimated
                                                Pension or        Maximum           Total
                                                Retirement        Annual        Compensation
                                 Aggregate       Benefits      Benefits from       before
                                Compensation    Accrued as       the Fund       Deferral from
                                  from the        Part of      Complex Upon         Fund
           Name(1)                Trust(2)      Expenses(3)    Retirement(4)     Complex(5)
           -------              ------------    -----------    -------------    -------------
David C. Arch                         (2)         $14,694        $147,500         $138,750
J. Miles Branagan                  $9,707          64,907          60,000          107,000
Jerry D. Choate                     9,707          24,774         130,000          107,000
Rod Dammeyer                          (2)          26,231         147,500          138,750
Linda Hutton Heagy                  9,707           6,858         147,500          107,000
R. Craig Kennedy                    9,707           4,617         147,500          107,000
Howard J Kerr                         (2)          50,408         147,500          138,750
Jack E. Nelson                      9,707          33,020         112,500          107,000
Hugo F. Sonnenschein                  (2)          26,282         147,500          138,750
Wayne W. Whalen                     9,707          51,855         147,500          245,750
Suzanne H. Woolsey                  9,707          15,533         147,500          107,000

------------------------------------

(1)Trustees not eligible for compensation are not included in the Compensation Table.

(2)The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Trust during the fiscal year ended March 31, 2003. Messrs. Arch, Dammeyer, Kerr and Sonnenschein were appointed to the Board of the Trust on July 23, 2003, and thus have no compensation from the Trust to report during the fiscal year ended March 31, 2003. The details of aggregate compensation before deferral for each operating series of the Trust during the fiscal year ended March 31, 2003 are shown in Table A below. The details of compensation deferred for each operating series of the Trust during the fiscal year ended March 31, 2003 are shown in Table B below. The details of cumulative deferred compensation (including interest) for each operating series of the Trust as of March 31, 2003 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(3)The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2002. The retirement plan is described above the Compensation Table. In 2003, efforts have been under way to combine the trustees/directors/managing general partners of the boards of the various Van Kampen-related funds in the Fund Complex. Prior to 2003, only Messrs. Whalen and Powers served as trustees/directors/managing general partners of all of the various Van Kampen-related funds in the Fund Complex; and during 2003, other trustees/directors/managing general partners are being elected or appointed, as appropriate, to most of the respective boards of the underlying Van Kampen-related funds. The amounts in this column represent amounts for each trustee based on funds he/she oversaw for the period mentioned above; and thus it is anticipated that the amounts will increase in future compensation tables based on the increased number of funds overseen by such trustees going forward.

(4)For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each Non-Affiliated Trustee has served as a member of the Board of Trustees since the year set forth in Table D below.

(5)The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2002 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. In 2003, efforts have been under way to combine the trustees/ directors/managing general partners of the boards of the various Van Kampen-related funds in the Fund Complex. Prior to 2003, only Messrs. Whalen and Powers served as trustees/directors/managing general partners of all of the various Van Kampen-related funds in the Fund Complex; and during 2003, other trustees/directors/managing general partners are being elected or appointed, as appropriate, to most of the respective boards of the underlying Van Kampen-related funds. The amounts in this column represent amounts for each trustee based on funds he/she oversaw for the period mentioned above; and thus it is anticipated that the amounts will increase in future compensation tables based on the increased number of funds overseen by such trustees going forward.

                                    TABLE A
           2003 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES

                                                                        TRUSTEE
                       FISCAL    -------------------------------------------------------------------------------------
      FUND NAME       YEAR-END   ARCH   BRANAGAN   CHOATE   DAMMEYER   HEAGY    KENNEDY   KERR   NELSON   SONNENSCHEIN
      ---------       --------   ----   --------   ------   --------   -----    -------   ----   ------   ------------
Aggressive Growth
 Fund................   3/31      $0     $2,396    $2,396      $0      $2,396   $2,396     $0    $2,396        $0
Growth Fund..........   3/31       0      1,312    1,312        0       1,312    1,312      0    1,312          0
Select Growth Fund...   3/31       0      1,434    1,434        0       1,434    1,434      0    1,434          0
Small Cap Growth
 Fund................   3/31       0      1,083    1,083        0       1,083    1,083      0    1,083          0
Small Cap
 Value Fund..........   3/31       0      1,251    1,251        0       1,251    1,251      0    1,251          0
Small Company Growth
 Fund*...............   3/31       0          0        0        0           0        0      0        0          0
Utility Fund.........   3/31       0      1,197    1,197        0       1,197    1,197      0    1,197          0
Value Opportunities
 Fund................   3/31       0      1,034    1,034        0       1,034    1,034      0    1,034          0
                                 ----   --------   ------   --------   ------   -------   ----   ------   ------------
 Equity Trust
   Total.............             $0     $9,707    $9,707      $0      $9,707   $9,707     $0    $9,707        $0

                           TRUSTEE
                       ----------------
      FUND NAME        WHALEN   WOOLSEY
      ---------        ------   -------
Aggressive Growth
 Fund................  $2,396   $2,396
Growth Fund..........  1,312     1,312
Select Growth Fund...  1,434     1,434
Small Cap Growth
 Fund................  1,083     1,083
Small Cap
 Value Fund..........  1,251     1,251
Small Company Growth
 Fund*...............      0         0
Utility Fund.........  1,197     1,197
Value Opportunities
 Fund................  1,034     1,034
                       ------   -------
 Equity Trust
   Total.............  $9,707   $9,707

------------------------------------

 * The Small Company Growth Fund had not commenced investment operations as of March 31, 2003.

                                    TABLE B

                   2003 AGGREGATE COMPENSATION DEFERRED FROM
                           THE TRUST AND EACH SERIES

                                                                                TRUSTEE
                                                FISCAL     --------------------------------------------------
                  FUND NAME                    YEAR-END    BRANAGAN    CHOATE     HEAGY     NELSON     WHALEN
                  ---------                    --------    --------    ------     -----     ------     ------
Aggressive Growth Fund.......................    3/31       $1,882     $2,396     $2,396    $2,396     $2,396
Growth Fund..................................    3/31        1,030      1,312      1,312     1,312      1,312
Select Growth Fund...........................    3/31        1,145      1,434      1,434     1,434      1,434
Small Cap Growth Fund........................    3/31          865      1,083      1,083     1,083      1,083
Small Cap Value Fund.........................    3/31          984      1,251      1,251     1,251      1,251
Small Company Growth Fund*...................    3/31            0          0          0         0          0
Utility Fund.................................    3/31          953      1,197      1,197     1,197      1,197
Value Opportunities Fund.....................    3/31          825      1,034      1,034     1,034      1,034
                                                           --------    -------    ------    -------    ------
  Equity Trust Total.........................               $7,684     $9,707     $9,707    $9,707     $9,707

------------------------------------

 * The Small Company Growth Fund had not commenced investment operations as of March 31, 2003.

                                    TABLE C

                     2003 CUMULATIVE COMPENSATION DEFERRED
                 (PLUS INTEREST) FROM THE TRUST AND EACH SERIES

                                                                       CURRENT TRUSTEES                         FORMER TRUSTEES
                                       FISCAL    ------------------------------------------------------------   ---------------
             FUND NAME                YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY    NELSON     WHALEN    MILLER    REES
             ---------                --------   --------   ------     -----    -------    ------     ------    ------    ----
Aggressive Growth Fund..............    3/31     $15,863    $ 6,721   $ 8,493   $ 5,456    $15,914   $12,454    $  772   $    0
Growth Fund.........................    3/31       9,896      3,304     4,616     4,078     10,628     7,823       492      232
Select Growth Fund..................    3/31       3,561      3,178     2,817     1,333      3,249     3,271         0        0
Small Cap Growth Fund...............    3/31       1,997      1,876     1,706       653      1,981     1,996         0        0
Small Cap Value Fund................    3/31       3,442      2,957     2,449     1,194      2,979     2,957         0        0
Small Company Growth Fund*..........    3/31           0          0         0         0          0         0         0        0
Utility Fund........................    3/31      10,593      3,233     5,913    11,726     22,858    13,449     3,352    2,032
Value Opportunities Fund............    3/31       1,431      1,401     1,301       330      1,519     1,527         0        0
                                        ----     -------    -------   -------   -------    -------   -------    ------   ------
 Equity Trust Total.................             $46,783    $22,670   $27,295   $24,770    $59,128   $43,477    $4,616   $2,264

                                          FORMER TRUSTEES
                                      ----------------------------
             FUND NAME                ROBINSON   ROONEY     SISTO
             ---------                --------   ------     -----
Aggressive Growth Fund..............   $2,351    $ 5,634   $ 5,607
Growth Fund.........................    1,747      3,863     4,032
Select Growth Fund..................        0      1,259       315
Small Cap Growth Fund...............        0        624         0
Small Cap Value Fund................        0      1,269       753
Small Company Growth Fund*..........        0          0         0
Utility Fund........................    5,275      3,742     5,968
Value Opportunities Fund............        0        318         0
                                       ------    -------   -------
 Equity Trust Total.................   $9,373    $16,709   $16,675

------------------------------------

* The Small Company Growth Fund had not commenced investment operations as of March 31, 2003.

                                    TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST

                                                                       TRUSTEE
                                --------------------------------------------------------------------------------------
          FUND NAME             ARCH   BRANAGAN   CHOATE   DAMMEYER   HEAGY   KENNEDY   KERR   MERIN   NELSON   POWERS
          ---------             ----   --------   ------   --------   -----   -------   ----   -----   ------   ------
Aggressive Growth Fund........  2003     1996      1999      2003     1996     1996     2003   1999     1996     1999
Growth Fund...................  2003     1995      1999      2003     1995     1995     2003   1999     1995     1999
Select Growth Fund............  2003     2000      2000      2003     2000     2000     2003   2000     2000     2000
Small Cap Growth Fund.........  2003     2000      2000      2003     2000     2000     2003   2000     2000     2000
Small Cap Value Fund..........  2003     1999      1999      2003     1999     1999     2003   1999     1999     1999
Small Company Growth Fund.....  2003     2000      2000      2003     2000     2000     2003   2000     2000     2000
Utility Fund..................  2003     1995      1999      2003     1995     1993     2003   1999     1993     1999
Value Opportunities Fund......  2003     2001      2001      2003     2001     2001     2003   2001     2001     2001

                                            TRUSTEE
                                -------------------------------
          FUND NAME             SONNENSCHEIN   WHALEN   WOOLSEY
          ---------             ------------   ------   -------
Aggressive Growth Fund........      2003        1996     1999
Growth Fund...................      2003        1995     1999
Select Growth Fund............      2003        2000     2000
Small Cap Growth Fund.........      2003        2000     2000
Small Cap Value Fund..........      2003        1999     1999
Small Company Growth Fund.....      2003        2000     2000
Utility Fund..................      2003        1993     1999
Value Opportunities Fund......      2003        2001     2001

                                    TABLE E

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST

                                                                           OFFICER
                                              ------------------------------------------------------------------
                 FUND NAME                    BOYD   CHANG   MCALINDEN   REYNOLDSON   ROBISON   SMITH   SULLIVAN
                 ---------                    ----   -----   ---------   ----------   -------   -----   --------
Aggressive Growth Fund......................  1998   2003      2002         2000       2003     1999      1996
Growth Fund.................................  1998   2003      2002         2000       2003     1999      1996
Select Growth Fund..........................  2000   2003      2002         2000       2003     2000      2000
Small Cap Growth Fund.......................  2000   2003      2002         2000       2003     2000      2000
Small Cap Value Fund........................  1999   2003      2002         2000       2003     1999      1999
Small Company Growth Fund...................  2000   2003      2002         2000       2003     2000      2000
Utility Fund................................  1998   2003      2002         2000       2003     1999      1996
Value Opportunities Fund....................  2001   2003      2002         2001       2003     2001      2001

     The Board of Trustees had three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised of trustees who are not "interested persons" of the Trust (as defined by the 1940 Act) (referred to herein as "Independent Trustees" or "non-interested trustees").

     The Board's audit committee consists of J. Miles Branagan, Jerry D. Choate and R. Craig Kennedy. The audit committee makes recommendations to the

Board of Trustees concerning the selection of the Fund's independent public auditors, reviews with such auditors the scope and results of the Fund's annual audit and considers any comments which the auditors may have regarding the Fund's financial statements, books of account or internal controls.

     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

     The Board's governance committee consists of David C. Arch, Rod Dammeyer, Howard J Kerr and Jack E. Nelson. The governance committee identifies individuals qualified to serve on the Board that are independent as defined in the 1940 Act and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Trust, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics.

     During the Fund's last fiscal year, the audit committee of the Board held 5 meetings and the brokerage and services committee of the Board held 5 meetings. The governance committee was recently organized and thus, did not have any meetings during the Fund's last fiscal year.

     The non-interested trustees of the Fund select and nominate any other non-interested trustees of the Fund. While the non-interested trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will review nominations from shareholders to fill any vacancies. Nominations from shareholders should be in writing and addressed to the non-interested trustees at the Fund's office.

     In addition to deferred compensation balances as described in the Compensation Table, as of December 31, 2002, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Fund beneficially owned equity securities of the Fund and of all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.

                2002 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES

DOLLAR RANGE OF EQUITY                                                  TRUSTEE
SECURITIES IN EACH SERIES OF  --------------------------------------------------------------------------------------------
THE TRUST                       ARCH      BRANAGAN      CHOATE    DAMMEYER    HEAGY       KENNEDY        KERR       NELSON
----------------------------    ----      --------      ------    --------    -----       -------        ----       ------
Aggressive Growth Fund....      none     $1-$10,000      none      none        none     $1-$10,000       none       none
Growth Fund...............      none     $1-$10,000      none      none        none     $1-$10,000       none       none
Select Growth Fund........      none        none         none      none        none     $1-$10,000       none       none
Small Cap Growth Fund.....      none        none         none      none        none        none          none       none
Small Cap Value Fund......      none        none         none      none        none     $1-$10,000       none       none
Small Company Growth Fund...    none        none         none      none        none        none          none       none
Utility Fund..............      none     $1-$10,000      none      none        none     $1-$10,000       none       none
Value Opportunities Fund...     none        none         none      none        none        none          none       none
AGGREGATE DOLLAR RANGE OF
 EQUITY SECURITIES IN ALL
 REGISTERED INVESTMENT
 COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND
 COMPLEX..................    $50,001-      over       $10,001-    over      $10,001-      over       $1-$10,000    none
                              $100,000    $100,000     $50,000    $100,000   $50,000     $100,000

DOLLAR RANGE OF EQUITY                TRUSTEE
SECURITIES IN EACH SERIES OF  ------------------------
THE TRUST                     SONNENSCHEIN    WOOLSEY
----------------------------  ------------    -------
Aggressive Growth Fund....        none          none
Growth Fund...............        none          none
Select Growth Fund........        none          none
Small Cap Growth Fund.....        none          none
Small Cap Value Fund......        none          none
Small Company Growth Fund...      none          none
Utility Fund..............        none          none
Value Opportunities Fund...       none          none
AGGREGATE DOLLAR RANGE OF
 EQUITY SECURITIES IN ALL
 REGISTERED INVESTMENT
 COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND
 COMPLEX..................    over $100,000   $10,001-
                                               $50,000

INTERESTED TRUSTEES

                                                                                   TRUSTEE
                                                               -----------------------------------------------
DOLLAR RANGE OF EQUITY SECURITIES IN EACH SERIES OF THE TRUST      MERIN          POWERS           WHALEN
-------------------------------------------------------------      -----          ------           ------
Aggressive Growth Fund......................................       none            none        $10,001-$50,000
Growth Fund.................................................       none            none         over $100,000
Select Growth Fund..........................................       none            none          $1-$10,000
Small Cap Growth Fund.......................................       none            none             none
Small Cap Value Fund........................................       none            none          $1-$10,000
Small Company Growth Fund...................................       none            none             none
Utility Fund................................................       none            none          $1-$10,000
Value Opportunities Fund....................................       none            none             none
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
  INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FUND
  COMPLEX...................................................   over $100,000   over $100,000    over $100,000

     As of July 1, 2003, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process.

Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

     In approving the Advisory Agreement, the Board of Trustees, including the non-interested Trustees, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of the Fund compared to other similar investment companies, the Adviser's expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees also reviewed the benefit to the Adviser of receiving third party research paid for by Fund assets and the propriety of such an arrangement and evaluated other benefits the Adviser derives from its relationship with the Fund. The Board of Trustees considered the extent to which any economies of scale experienced by the Adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies at different asset levels, and considered the trends in the industry versus historical and projected sales and redemptions of the Fund. The Board of Trustees reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Trustees discussed the financial strength of the Adviser and its affiliated companies and the capability of the personnel of the Adviser. The Board of Trustees reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees, including the non-interested Trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

     During the fiscal years ended March 31, 2003, 2002 and 2001, the Adviser received approximately $2,091,700, $1,819,100 and $1,707,500, respectively, in advisory fees from the Fund.

                                OTHER AGREEMENTS

     Accounting Services Agreement. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

     During the fiscal years ended March 31, 2003, 2002 and 2001, Advisory Corp. received approximately $33,800, $29,900 and $33,900, respectively, in accounting services fees from the Fund.

     Legal Services Agreement. The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

     During the fiscal years ended March 31, 2003, 2002 and 2001, Van Kampen Investments received approximately $16,900, $33,700 and $19,000, respectively, in legal services fees from the Fund.

                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.

                                                                Total            Amounts
                                                             Underwriting      Retained by
                                                             Commissions       Distributor
                                                             ------------      -----------
Fiscal year ended March 31, 2003.......................       $  767,500         $ 98,300
Fiscal year ended March 31, 2002.......................       $1,040,900         $163,000
Fiscal year ended March 31, 2001.......................       $1,429,900         $182,200

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
                  Size of                         Offering        Amount            As a % of
                 Investment                        Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $50,000...........................       5.75%           6.10%              5.00%
$50,000 but less than $100,000..............       4.75%           4.99%              4.00%
$100,000 but less than $250,000.............       3.75%           3.90%              3.00%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more..........................           *               *                  *
------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The one-year period ends on the first business day of the thirteenth month after the purchase date. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor, the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally receive from the Distributor the ongoing distribution fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate

1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Board of Trustees setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the

Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or
(ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.

     As of March 31, 2003, there were approximately $1,520,000 and $68,000 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing approximately 2% and less than 1% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.

     For the fiscal year ended March 31, 2003, the Fund's aggregate expenses paid under the Plans for Class A Shares were $400,910 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended March 31, 2003, the Fund's aggregate expenses paid under the Plans for Class B Shares were $946,292 or 1.00% of the Class B

Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $697,106 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $249,186 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended March 31, 2003, the Fund's aggregate expenses paid under the Plans for Class C Shares were $209,075 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $90,626 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $118,449 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.

     The Distributor has entered into agreements whereby certain shares of the Fund will be offered pursuant to such firm's retirement plan alliance program(s) with the following firms: (i) American Century Retirement Plan Services and (ii) SunGard Investment Products Inc. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through a broker-dealer retirement plan alliance program should contact the firms mentioned above for further information concerning the program(s) including, but not limited to, minimum size and operational requirements.

                                 TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Trustees.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include
(a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Certain broker-dealers, through which the Fund may effect securities transactions, are affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

     Unless otherwise disclosed below the Fund paid no commissions to affiliated brokers during the last three fiscal years. The Fund paid the following commissions to brokers during the fiscal years shown:

Commissions Paid:

                                                            Affiliated Brokers
                                                        --------------------------
                                              All                 Morgan
                                            Brokers     Stanley & Co. Incorporated
                                            -------     --------------------------
Fiscal year ended March 31, 2003.........  $1,614,472            $32,445
Fiscal year ended March 31, 2002.........  $  809,618            $63,180
Fiscal year ended March 31, 2001.........  $  504,336            $42,930
Fiscal year 2003 Percentages:
  Commissions with affiliate to total commissions....               2.01%
  Value of brokerage transactions with affiliate to
     total transactions..............................               0.52%

     During the fiscal year ended March 31, 2003, the Fund paid $773,543,282 in brokerage commissions on transactions totaling $1,431,803 to brokers selected primarily on the basis of research services provided to the Adviser.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to

Van Kampen Funds Inc., c/o Investor Services, PO Box 947, Jersey City, NJ 07303-0947, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE("ACH") DEPOSITS

     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired).

DIVIDEND DIVERSIFICATION

     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."

     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C (defined below) to subsequent redemptions. Reinstatements are made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans for repayment of principal

(and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Fund's Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

                         WAIVER OF CLASS B AND CLASS C
                       CONTINGENT DEFERRED SALES CHARGES

     As described in the Fund's Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2) or the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.

     To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which would be subject to interest charges) before requalifying for taxation as a regulated investment company.

     Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

PASSIVE FOREIGN INVESTMENT COMPANIES

     The Fund may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause the Fund to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." Distributions from the Fund designated as capital gain dividends will be eligible for the reduced rate applicable to long-term capital gains. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund may be eligible for the corporate dividends received deduction if the Fund receives qualifying dividends during the year and if certain requirements of the Code are satisfied.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital, or in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares sold are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less, (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). The maximum long-term capital gains rate for corporations is 35%.

WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS

     For purposes of this and the following paragraphs, a "Non-U.S. Shareholder" shall include any shareholder who is not:

     - an individual who is a citizen or resident of the United States;

     - a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;

     - an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

     - a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

     A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to the Fund a properly completed Internal Revenue Service ("IRS") Form W-8BEN certifying the shareholder's non-United States status.

     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to U.S. federal income tax in the case of
(i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and redemption proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.

     If income from the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens and residents or domestic corporations. To establish that income from the Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.

     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement to the benefits. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder (other than a Non-U.S. Shareholder) if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends and redemption proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

     The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder) the amount of dividends, capital gain dividends or redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends or redemption proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

     Total return is calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time, marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds' shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund commenced investment operations on December 27, 1995. From December 27, 1995 up to February 3, 1997, the Fund operated with a limited amount of capital being invested by affiliates of the Fund's Adviser. Prior to February 3, 1997, the Fund had not engaged in a broad continuous public offering of its shares, had sold shares to only a limited number of public investors and had not been subject to redemption requests. The Fund commenced a broad public offering of its shares on February 3, 1997. The Fund was offered for a limited time and then was closed to new investors on March 14, 1997 after raising new assets of approximately $100,000,000. The Fund may, from time to time, reopen and close the offering of its shares to new investors as market conditions permit. Prior to February 3, 1997, the Fund had not engaged in a broad continuous public offering of its shares, had sold shares to only a limited number of investors and had not been subject to redemption requests. One factor impacting the Fund's 1996 performance was the Fund's investments in initial public offerings (IPOs). These investments had a greater effect on Fund's 1996 performance than similar investments made in subsequent years, in part because of the smaller size of the Fund in 1996. There is no assurance that the Fund's future investments in IPOs will have the same affect on performance as the IPOs did in 1996. The Fund's investment results are based on historical performance and are not intended to indicate future performance.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

CLASS A SHARES

     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended March 31, 2003 was -30.93%, (ii) the approximately five-year period ended March 31, 2003 was -2.23% and (iii) the seven-year, three-month period since December 27, 1995 (the commencement of distribution for Class A Shares of the Fund) through March 31, 2003 was 11.49%.

     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from December 27, 1995 (commencement of distribution of Class A Shares of the Fund) to March 31, 2003 was 119.31%.

     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from December 27, 1995 (commencement of distribution of Class A Shares of the Fund) to March 31, 2003 was 132.69%.

CLASS B SHARES

     The Fund's average annual total return for Class B Shares listed below reflects the conversion of such shares into Class A Shares. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividends reinvestment plan on such shares, convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended March 31, 2003 was -30.90%, (ii) the approximately five-year period ended March 31, 2003 was -2.02% and (iii) the seven-year, three-month period since December 27, 1995 (the commencement of distribution for Class B Shares of the Fund) through March 31, 2003 was 11.58%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from December 27, 1995 (commencement of distribution of Class B Shares of the Fund) to March 31, 2003 was 121.56%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from December 27, 1995 (commencement of distribution of Class B Shares of the Fund) to March 31, 2003 was 121.56%.

CLASS C SHARES

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended March 31, 2003 was -27.95%, (ii) the approximately five-year period ended March 31, 2003 was -1.83% and (iii) the seven-year, three-month period since December 27, 1995 (the commencement of distribution for Class C Shares of the Fund) through March 31, 2003 was 11.59%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from December 27, 1995 (commencement of distribution of Class C Shares of the Fund) to March 31, 2003 was 121.64%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from December 27, 1995 (commencement of distribution of Class C Shares of the Fund) to March 31, 2003 was 121.64%.

     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

                               OTHER INFORMATION

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT AUDITORS

     Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Trust's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent auditors.

LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                                   APPENDIX A

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.  POLICY STATEMENT

     Introduction -- Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

     Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

     Proxy Research Services -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxyrelated services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee

(see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

     Voting Proxies for certain Non-US Companies -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.  GENERAL PROXY VOTING GUIDELINES

     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, antitakeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III.  GUIDELINES

A.  MANAGEMENT PROPOSALS

     1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

          -  Selection or ratification of auditors.

          -  Approval of financial statements, director and auditor reports.

          -  Election of Directors.

          - Limiting Directors' liability and broadening indemnification of Directors.

          - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

          - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

          -  General updating/corrective amendments to the charter.

          -  Elimination of cumulative voting.

          -  Elimination of preemptive rights.

          - Provisions for confidential voting and independent tabulation of voting results.

          - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

     CAPITALIZATION CHANGES

          - Capitalization changes that eliminate other classes of stock and voting rights.

          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          -  Proposals for share repurchase plans.

          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          -  Proposals to effect stock splits.

          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

     COMPENSATION

          - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

          - Establishment of Employee Stock Option Plans and other employee ownership plans.

     ANTI-TAKEOVER MATTERS

          - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

          -  Adoption of anti-greenmail provisions provided that the proposal:
             (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

          - Capitalization changes that add classes of stock that which substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          -  Creation of "blank check" preferred stock.

          -  Changes in capitalization by 100% or more.

          - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

          - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

          -  Proposals to indemnify auditors.

     4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

     CORPORATE TRANSACTIONS

          - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

          - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

          - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

          - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

             (i) Whether the stock option plan is incentive based;

             (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

             (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

     ANTI-TAKEOVER PROVISIONS

          - Proposals requiring shareholder ratification of poison pills.

          - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.  SHAREHOLDER PROPOSALS

     1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

          - Requiring auditors to attend the annual meeting of shareholders.

          - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

          - Confidential voting.

          - Reduction or elimination of supermajority vote requirements.

     2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

          - Proposals that limit tenure of directors.

          - Proposals to limit golden parachutes.

          - Proposals requiring directors to own large amounts of stock to be eligible for election.

          - Restoring cumulative voting in the election of directors.

          - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

          -  Proposals that limit retirement benefits or executive compensation.

          -  Requiring shareholder approval for bylaw or charter amendments.

          - Requiring shareholder approval for shareholder rights plan or poison pill.

          -  Requiring shareholder approval of golden parachutes.

          -  Elimination of certain anti-takeover related provisions.

          -  Prohibit payment of greenmail.

     3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

          - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

          - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

          - Proposals that require inappropriate endorsements or corporate actions.

IV.  ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.  PROXY REVIEW COMMITTEE

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

          (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

          (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

          (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

          (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

          (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

          (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

          (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Growth Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Growth Fund (the "Fund"), including the portfolio of investments, as of March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the three years in the period ended March 31, 2000 were audited by other auditors whose report dated May 5, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Growth Fund at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
May 9, 2003

               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2003
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  95.9%
AEROSPACE & DEFENSE  0.3%
L-3 Communications Holdings, Inc. (a).......................   23,000   $    923,910
                                                                        ------------

AIR FREIGHT & COURIERS  1.0%
CNF, Inc. ..................................................   95,000      2,892,750
                                                                        ------------
APPAREL & ACCESSORIES  1.1%
Jones Apparel Group, Inc. (a)...............................   44,000      1,206,920
Liz Claiborne, Inc. ........................................   69,000      2,133,480
                                                                        ------------
                                                                           3,340,400
                                                                        ------------
APPAREL RETAIL  3.5%
Abercrombie & Fitch Co., Class A (a)........................   54,000      1,621,620
Gap, Inc. ..................................................  181,000      2,622,690
Pacific Sunwear of California, Inc. (a).....................  156,000      3,174,600
Ross Stores, Inc. ..........................................   27,000        976,050
TJX Co., Inc. ..............................................  114,000      2,006,400
                                                                        ------------
                                                                          10,401,360
                                                                        ------------
APPLICATION SOFTWARE  6.3%
Autodesk, Inc. .............................................   90,000      1,373,400
Cerner Corp. (a)............................................   49,000      1,586,620
Citrix Systems, Inc. (a)....................................  176,000      2,316,160
Electronic Arts, Inc. (a)...................................   59,000      3,459,760
Fair Issac Corp. ...........................................   47,000      2,388,540
Intuit, Inc. (a)............................................   59,000      2,194,800
PeopleSoft, Inc. (a)........................................  191,000      2,922,300
Reynolds & Reynolds Co., Class A............................   83,000      2,099,900
                                                                        ------------
                                                                          18,341,480
                                                                        ------------
AUTO PARTS & EQUIPMENT  1.1%
Advanced Auto Parts, Inc. (a)...............................   72,000      3,330,000
                                                                        ------------

BANKS  5.4%
AmSouth Bancorp.............................................   72,000      1,431,360
BancorpSouth, Inc. .........................................  107,000      1,968,800
Bank of Hawaii Corp. .......................................   39,000      1,201,200
Commerce Bancorp, Inc. .....................................   27,000      1,072,980
Compass Bancshares, Inc. ...................................   62,000      1,938,740

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
BANKS (CONTINUED)
First Virginia Banks, Inc. .................................   30,500   $  1,196,515
New York Community Bancorp, Inc. ...........................   41,000      1,221,800
Regions Financial Corp. ....................................   62,000      2,008,800
SouthTrust Corp. ...........................................   75,000      1,914,750
Washington Mutual, Inc. ....................................   50,000      1,763,500
                                                                        ------------
                                                                          15,718,445
                                                                        ------------
BIOTECHNOLOGY  2.9%
Gilead Sciences, Inc. (a)...................................  116,000      4,870,840
MedImmune, Inc. (a).........................................   66,000      2,166,780
Millennium Pharmaceuticals, Inc. (a)........................  182,000      1,430,520
                                                                        ------------
                                                                           8,468,140
                                                                        ------------
BROADCASTING & CABLE TV  1.3%
Cox Radio, Inc., Class A (a)................................   42,000        867,720
E.W. Scripps Co., Class A...................................   21,000      1,590,540
Entercom Communications Corp. (a)...........................   34,000      1,492,940
                                                                        ------------
                                                                           3,951,200
                                                                        ------------
CASINOS & GAMING  2.7%
GTECH Holdings Corp. (a)....................................   64,000      2,090,240
International Game Technology (a)...........................   72,000      5,896,800
                                                                        ------------
                                                                           7,987,040
                                                                        ------------
COMPUTER & ELECTRONICS RETAIL  1.3%
Best Buy Co., Inc. (a)......................................   85,000      2,292,450
CDW Computer Centers, Inc. (a)..............................   36,000      1,468,800
                                                                        ------------
                                                                           3,761,250
                                                                        ------------
COMPUTER HARDWARE  1.2%
Dell Computer Corp. (a).....................................  125,000      3,413,750
                                                                        ------------

COMPUTER STORAGE & PERIPHERALS  3.6%
Lexmark International, Inc., Class A (a)....................   56,000      3,749,200
Logitech International SA--ADR (Switzerland) (a)............   42,000      1,248,954
QLogic Corp. (a)............................................  106,000      3,936,840
Storage Technology Corp. (a)................................   77,000      1,556,940
                                                                        ------------
                                                                          10,491,934
                                                                        ------------
DATA PROCESSING SERVICES  2.8%
Dun & Bradstreet Corp. (a)..................................   92,000      3,519,000
First Data Corp. ...........................................   57,000      2,109,570
Fiserv, Inc. (a)............................................   79,000      2,486,920
                                                                        ------------
                                                                           8,115,490
                                                                        ------------
DISTRIBUTORS  1.1%
Coach, Inc. (a).............................................   88,000      3,373,040
                                                                        ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
DIVERSIFIED COMMERCIAL SERVICES  1.8%
Alliance Data Systems Corp. (a).............................   91,000   $  1,547,000
Apollo Group, Inc., Class A (a).............................   20,000        998,000
Equifax, Inc. ..............................................   57,000      1,139,430
FTI Consulting, Inc. (a)....................................   34,000      1,571,480
                                                                        ------------
                                                                           5,255,910
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES  3.3%
Bear Stearns Cos., Inc. ....................................   29,000      1,902,400
BlackRock, Inc. Class A (a).................................   38,000      1,654,520
Federated Investors, Inc., Class B..........................   65,000      1,654,250
Legg Mason, Inc. ...........................................   27,000      1,315,980
Moody's Corp. ..............................................   22,000      1,017,060
SLM Corp. ..................................................   19,000      2,107,480
                                                                        ------------
                                                                           9,651,690
                                                                        ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  1.4%
Celestica, Inc. (Canada) (a)................................   63,600        726,948
Flextronics International Ltd. (Singapore) (a)..............  240,000      2,092,800
Tech Data Corp. (a).........................................   56,000      1,340,640
                                                                        ------------
                                                                           4,160,388
                                                                        ------------
FOOTWEAR  0.5%
Reebok International Ltd. (a)...............................   45,000      1,478,250
                                                                        ------------

HEALTH CARE DISTRIBUTORS & SERVICES  4.8%
Caremark Rx, Inc. (a).......................................  243,000      4,410,450
Laboratory Corporation of America Holdings (a)..............   82,000      2,431,300
Lincare Holdings, Inc. (a)..................................   64,000      1,964,160
Varian Medical Systems, Inc. (a)............................   98,000      5,285,140
                                                                        ------------
                                                                          14,091,050
                                                                        ------------
HEALTH CARE EQUIPMENT  2.8%
DENTSPLY International, Inc. ...............................  104,000      3,618,160
Guidant Corp. ..............................................   20,000        724,000
Stryker Corp. ..............................................   26,000      1,784,900
Zimmer Holdings, Inc. (a)...................................   46,000      2,236,980
                                                                        ------------
                                                                           8,364,040
                                                                        ------------
HEALTH CARE SUPPLIES  1.4%
Alcon, Inc. (Switzerland) (a)...............................  103,000      4,225,060
                                                                        ------------

INDUSTRIAL MACHINERY  2.0%
Danaher Corp. ..............................................   41,000      2,696,160
Eaton Corp. ................................................   17,000      1,189,150
Ingersoll-Rand Co., Class A (Bermuda).......................   52,000      2,006,680
                                                                        ------------
                                                                           5,891,990
                                                                        ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
INSURANCE BROKERS  0.5%
Willis Group Holdings Ltd. (United Kingdom).................   54,000   $  1,495,800
                                                                        ------------

INTEGRATED TELECOMMUNICATION SERVICES  0.7%
Amdocs Ltd. (Guernsey) (a)..................................  146,000      1,938,880
                                                                        ------------

INTERNET SOFTWARE & SERVICES  0.7%
Yahoo!, Inc. (a)............................................   86,300      2,072,926
                                                                        ------------

IT CONSULTING & SERVICES  1.4%
Affiliated Computer Services, Inc., Class A (a).............   91,000      4,027,660
                                                                        ------------

LIFE & HEALTH INSURANCE  0.4%
Torchmark Corp. ............................................   32,000      1,145,600
                                                                        ------------

MANAGED HEALTH CARE  2.4%
Anthem, Inc. (a)............................................   56,000      3,710,000
WellPoint Health Networks, Inc. (a).........................   44,000      3,377,000
                                                                        ------------
                                                                           7,087,000
                                                                        ------------
MOTORCYCLE MANUFACTURERS  0.5%
Harley-Davidson, Inc. ......................................   38,000      1,508,980
                                                                        ------------

OFFICE SERVICES & SUPPLIES  0.6%
Pitney Bowes, Inc. .........................................   55,000      1,755,600
                                                                        ------------

OIL & GAS DRILLING  0.5%
Noble Drilling Corp. (a)....................................   45,000      1,413,900
                                                                        ------------

OIL & GAS EQUIPMENT & SERVICES  3.1%
BJ Services Co. (a).........................................   97,000      3,335,830
National-Oilwell, Inc. (a)..................................   43,000        962,770
Smith International, Inc. (a)...............................  137,000      4,826,510
                                                                        ------------
                                                                           9,125,110
                                                                        ------------
OIL & GAS EXPLORATION & PRODUCTION  2.7%
Apache Corp. ...............................................   55,550      3,429,657
EOG Resources, Inc. ........................................   73,000      2,887,880
XTO Energy, Inc. ...........................................   79,333      1,507,333
                                                                        ------------
                                                                           7,824,870
                                                                        ------------
OIL & GAS REFINING & MARKETING  1.2%
Valero Energy Corp. ........................................   88,000      3,641,440
                                                                        ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
PERSONAL PRODUCTS  2.2%
Avon Products, Inc. ........................................   49,000   $  2,795,450
NBTY, Inc. (a)..............................................  188,500      3,573,960
                                                                        ------------
                                                                           6,369,410
                                                                        ------------
PHARMACEUTICALS  6.1%
Barr Laboratories, Inc. (a).................................   47,500      2,707,500
Biovail Corp. (Canada) (a)..................................   52,000      2,073,240
Forest Laboratories, Inc. (a)...............................   67,000      3,615,990
Medicis Pharmaceutical Corp., Class A (a)...................   66,000      3,668,940
Mylan Laboratories, Inc. ...................................   78,000      2,242,500
Teva Pharmaceutical Industries, Ltd.--ADR (Israel)..........   86,000      3,581,900
                                                                        ------------
                                                                          17,890,070
                                                                        ------------
PUBLISHING & PRINTING  2.4%
Gannett Co., Inc. ..........................................   38,000      2,676,340
New York Times Co., Class A.................................   98,000      4,228,700
                                                                        ------------
                                                                           6,905,040
                                                                        ------------
REINSURANCE  0.6%
Everest Re Group Ltd. (Barbados)............................   33,000      1,887,930
                                                                        ------------

RESTAURANTS  2.5%
Brinker International, Inc. (a).............................   46,000      1,403,000
CBRL Group, Inc. ...........................................   98,000      2,690,100
Starbucks Corp. (a).........................................  129,000      3,323,040
                                                                        ------------
                                                                           7,416,140
                                                                        ------------
SEMICONDUCTOR EQUIPMENT  1.8%
Integrated Circuit Systems, Inc. (a)........................   94,000      2,039,800
Lam Research Corp. (a)......................................  131,000      1,491,959
Novellus Systems, Inc. (a)..................................   64,000      1,745,280
                                                                        ------------
                                                                           5,277,039
                                                                        ------------
SEMICONDUCTORS  1.3%
Analog Devices, Inc. (a)....................................   61,000      1,677,500
International Rectifier Corp. (a)...........................   41,000        806,470
Xilinx, Inc. (a)............................................   53,000      1,240,730
                                                                        ------------
                                                                           3,724,700
                                                                        ------------
SPECIALTY CHEMICALS  1.9%
Ecolab, Inc. ...............................................   72,000      3,551,760
International Flavors & Fragrances, Inc. ...................   61,000      1,896,490
                                                                        ------------
                                                                           5,448,250
                                                                        ------------
SPECIALTY STORES  4.7%
AutoZone, Inc. (a)..........................................   30,000      2,061,300
Bed Bath & Beyond, Inc. (a).................................  103,000      3,557,620
Pier 1 Imports, Inc. .......................................  192,000      3,045,120

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
SPECIALTY STORES (CONTINUED)
Staples, Inc. (a)...........................................  198,000   $  3,629,340
Tractor Supply Co. (a)......................................   45,000      1,485,900
                                                                        ------------
                                                                          13,779,280
                                                                        ------------
SYSTEMS SOFTWARE  3.5%
Adobe Systems, Inc. ........................................   88,000      2,713,040
BMC Software, Inc. (a)......................................   72,000      1,086,480
Network Associates, Inc. (a)................................  108,000      1,491,480
Symantec Corp. (a)..........................................   72,000      2,820,960
VERITAS Software Corp. (a)..................................  128,000      2,250,240
                                                                        ------------
                                                                          10,362,200
                                                                        ------------
WIRELESS TELECOMMUNICATION SERVICES  0.6%
Nextel Communications, Inc., Class A (a)....................  125,000      1,673,750
                                                                        ------------

TOTAL LONG-TERM INVESTMENTS  95.9%
  (Cost $269,044,482)................................................    281,400,142

REPURCHASE AGREEMENT  4.9%
UBS Securities ($14,307,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 03/31/03, to be sold on
  04/01/03 at $14,307,521) (Cost $14,307,000)........................     14,307,000
                                                                        ------------
TOTAL INVESTMENTS  100.8%
  (Cost $283,351,482)................................................    295,707,142
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.8%)........................     (2,414,544)
                                                                        ------------

NET ASSETS  100.0%...................................................   $293,292,598
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2003

ASSETS:
Total Investments (Cost $283,351,482).......................  $ 295,707,142
Cash........................................................         30,844
Receivables:
  Investments Sold..........................................      2,423,963
  Fund Shares Sold..........................................      1,608,175
  Dividends.................................................        146,600
  Interest..................................................            521
Other.......................................................         66,211
                                                              -------------
    Total Assets............................................    299,983,456
                                                              -------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      5,219,684
  Fund Shares Repurchased...................................        709,475
  Distributor and Affiliates................................        320,135
  Investment Advisory Fee...................................        180,905
Accrued Expenses............................................        176,177
Trustees' Deferred Compensation and Retirement Plans........         84,482
                                                              -------------
    Total Liabilities.......................................      6,690,858
                                                              -------------
NET ASSETS..................................................  $ 293,292,598
                                                              =============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 406,015,884
Net Unrealized Appreciation.................................     12,355,660
Accumulated Net Investment Loss.............................       (101,159)
Accumulated Net Realized Loss...............................   (124,977,787)
                                                              -------------
NET ASSETS..................................................  $ 293,292,598
                                                              =============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $190,705,372 and 13,728,888 shares of
    beneficial interest issued and outstanding).............  $       13.89
    Maximum sales charge (5.75%* of offering price).........            .85
                                                              -------------
    Maximum offering price to public........................  $       14.74
                                                              =============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $81,056,982 and 6,224,574 shares of
    beneficial interest issued and outstanding).............  $       13.02
                                                              =============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $21,530,244 and 1,653,028 shares of
    beneficial interest issued and outstanding).............  $       13.02
                                                              =============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended March 31, 2003

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $2,210)......  $  1,608,266
Interest....................................................       202,594
                                                              ------------
    Total Income............................................     1,810,860
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     2,091,690
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $411,838, $928,976 and $208,280,
  respectively).............................................     1,549,094
Shareholder Services........................................     1,111,642
Custody.....................................................        60,493
Legal.......................................................        26,665
Trustees' Fees and Related Expenses.........................        14,364
Other.......................................................       284,089
                                                              ------------
    Total Expenses..........................................     5,138,037
    Less Credits Earned on Cash Balances....................         6,605
                                                              ------------
    Net Expenses............................................     5,131,432
                                                              ------------
NET INVESTMENT LOSS.........................................  $ (3,320,572)
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(73,308,724)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    25,263,834
  End of the Period.........................................    12,355,660
                                                              ------------
Net Unrealized Depreciation During the Period...............   (12,908,174)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(86,216,898)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(89,537,470)
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                         YEAR ENDED        YEAR ENDED
                                                       MARCH 31, 2003    MARCH 31, 2002
                                                       --------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss..................................  $  (3,320,572)     $ (3,436,912)
Net Realized Loss....................................    (73,308,724)      (21,291,571)
Net Unrealized Appreciation/Depreciation During the
  Period.............................................    (12,908,174)       29,701,064
                                                       -------------      ------------
Change in Net Assets from Operations.................    (89,537,470)        4,972,581
                                                       -------------      ------------

Distributions from Net Realized Gain:
  Class A Shares.....................................            -0-          (214,641)
  Class B Shares.....................................            -0-          (240,806)
  Class C Shares.....................................            -0-           (36,989)
                                                       -------------      ------------
Total Distributions..................................            -0-          (492,436)
                                                       -------------      ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES..    (89,537,470)        4,480,145
                                                       -------------      ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................    232,528,969       188,075,622
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................            -0-           439,422
Cost of Shares Repurchased...........................   (158,301,849)      (90,644,905)
                                                       -------------      ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...     74,227,120        97,870,139
                                                       -------------      ------------
TOTAL INCREASE/DECREASE IN NET ASSETS................    (15,310,350)      102,350,284
NET ASSETS:
Beginning of the Period..............................    308,602,948       206,252,664
                                                       -------------      ------------
End of the Period (Including accumulated net
  investment loss of $101,159 and $95,320,
  respectively)......................................  $ 293,292,598      $308,602,948
                                                       =============      ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                          NINE
                                                                         MONTHS       YEAR
                                      YEAR ENDED MARCH 31,                ENDED      ENDED
CLASS A SHARES              -----------------------------------------   MARCH 31,   JUNE 30,
                            2003 (a)   2002 (a)   2001 (a)   2000 (a)   1999 (a)      1998
                            ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD...........  $ 18.95     $18.60    $ 40.22     $23.30     $23.46      $17.88
                            -------     ------    -------     ------     ------      ------
  Net Investment Loss.....     (.13)      (.19)      (.30)      (.32)      (.18)       (.14)
  Net Realized and
    Unrealized
    Gain/Loss.............    (4.93)       .57     (13.82)     20.61        .60        6.71
                            -------     ------    -------     ------     ------      ------
Total from Investment
  Operations..............    (5.06)       .38     (14.12)     20.29        .42        6.57
Less Distributions from
  Net Realized Gain.......      -0-        .03       7.50       3.37        .58         .99
                            -------     ------    -------     ------     ------      ------
NET ASSET VALUE, END OF
  THE PERIOD..............  $ 13.89     $18.95    $ 18.60     $40.22     $23.30      $23.46
                            =======     ======    =======     ======     ======      ======

Total Return* (b).........  -26.70%      2.06%    -38.95%     93.18%      2.18%**    38.52%
Net Assets at End of the
  Period (In millions)....  $ 190.7     $169.1    $  95.5     $106.3     $ 60.1      $ 64.9
Ratio of Expenses to
  Average Net Assets*.....    1.54%      1.43%      1.33%      1.44%      1.64%       1.30%
Ratio of Net Investment
  Loss to Average Net
  Assets*.................    (.89%)    (1.02%)    (1.00%)    (1.14%)    (1.19%)      (.64%)
Portfolio Turnover........     180%       127%       172%       170%        82%**      125%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets......      N/A        N/A        N/A        N/A      1.68%       1.58%
Ratio of Net Investment
  Loss to Average Net
  Assets..................      N/A        N/A        N/A        N/A     (1.23%)      (.92%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rules 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A = Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                          NINE
                                                                         MONTHS       YEAR
                                      YEAR ENDED MARCH 31,                ENDED      ENDED
CLASS B SHARES              -----------------------------------------   MARCH 31,   JUNE 30,
                            2003 (a)   2002 (a)   2001 (a)   2000 (a)   1999 (a)      1998
                            ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD...........  $ 17.90     $17.70    $ 39.06     $22.87     $23.17      $17.80
                            -------     ------    -------     ------     ------      ------
  Net Investment Loss.....     (.24)      (.31)      (.52)      (.52)      (.30)       (.27)
  Net Realized and
    Unrealized
    Gain/Loss.............    (4.64)       .54     (13.34)     20.08        .58        6.63
                            -------     ------    -------     ------     ------      ------
Total from Investment
  Operations..............    (4.88)       .23     (13.86)     19.56        .28        6.36
Less Distributions from
  Net Realized Gain.......      -0-        .03       7.50       3.37        .58         .99
                            -------     ------    -------     ------     ------      ------
NET ASSET VALUE, END OF
  THE PERIOD..............  $ 13.02     $17.90    $ 17.70     $39.06     $22.87      $23.17
                            =======     ======    =======     ======     ======      ======

Total Return* (b).........  -27.26%      1.32%    -39.49%     91.74%      1.60%**    37.56%
Net Assets at End of the
  Period (In millions)....  $  81.1     $116.8    $  97.0     $115.6     $ 72.8      $ 79.7
Ratio of Expenses to
  Average Net Assets*.....    2.27%      2.19%      2.10%      2.18%      2.40%       2.05%
Ratio of Net Investment
  Loss to Average Net
  Assets*.................   (1.63%)    (1.78%)    (1.77%)    (1.89%)    (1.95%)     (1.40%)
Portfolio Turnover........     180%       127%       172%       170%        82%**      125%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets......      N/A        N/A        N/A        N/A      2.44%       2.34%
Ratio of Net Investment
  Loss to Average Net
  Assets..................      N/A        N/A        N/A        N/A     (1.99%)     (1.68%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

N/A = Not Applicable.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                          NINE
                                                                         MONTHS       YEAR
                                      YEAR ENDED MARCH 31,                ENDED      ENDED
CLASS C SHARES              -----------------------------------------   MARCH 31,   JUNE 30,
                            2003 (a)   2002 (a)   2001 (a)   2000 (a)   1999 (a)      1998
                            ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD...........  $ 17.89     $17.69    $ 39.01     $22.87     $23.17      $17.79
                            -------     ------    -------     ------     ------      ------
  Net Investment Loss.....     (.23)      (.31)      (.50)      (.52)      (.30)       (.31)
  Net Realized and
    Unrealized
    Gain/Loss.............    (4.64)       .54     (13.32)     20.03        .58        6.68
                            -------     ------    -------     ------     ------      ------
Total from Investment
  Operations..............    (4.87)       .23     (13.82)     19.51        .28        6.37
Less Distributions from
  Net Realized Gain.......      -0-        .03       7.50       3.37        .58         .99
                            -------     ------    -------     ------     ------      ------
NET ASSET VALUE, END OF
  THE PERIOD..............  $ 13.02     $17.89    $ 17.69     $39.01     $22.87      $23.17
                            =======     ======    =======     ======     ======      ======

Total Return* (b).........  -27.22%      1.32%    -39.43%     91.52%      1.60%**    37.56%
Net Assets at End of the
  Period (In millions)....  $  21.5     $ 22.7    $  13.7     $ 11.8     $  7.4      $  9.2
Ratio of Expenses to
  Average Net Assets*.....    2.29%      2.19%      2.10%      2.19%      2.41%       2.05%
Ratio of Net Investment
  Loss to Average Net
  Assets*.................   (1.62%)    (1.78%)    (1.77%)    (1.89%)    (1.96%)     (1.39%)
Portfolio Turnover........     180%       127%       172%       170%        82%**      125%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets......      N/A        N/A        N/A        N/A      2.45%       2.34%
Ratio of Net Investment
  Loss to Average Net
  Assets..................      N/A        N/A        N/A        N/A     (2.00%)     (1.68%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A = Not Applicable

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Growth Fund (the "Fund") is organized as a diversified series of the Van Kampen Equity Trust, a Delaware business trust, which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At March 31, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $95,939,228 which will expire between March 31, 2010 and March 31, 2011.

    At March 31, 2003, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................    $290,760,501
                                                                ============
Gross tax unrealized appreciation...........................    $ 18,195,614
Gross tax unrealized depreciation...........................     (13,248,973)
                                                                ------------
Net tax unrealized appreciation on investments..............    $  4,946,641
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during 2003 and 2002 were as follows:

                                                              2003       2002
Distributions paid from:
  Ordinary income...........................................  $-0-     $    -0-
  Long-term capital gain....................................   -0-      492,098
                                                              ----     --------
                                                              $-0-     $492,098
                                                              ====     ========

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

the Statement of Assets and Liabilities. Permanent book and tax basis differences relating to the Fund's investment in other regulated investment companies totaling $710 was reclassified from accumulated net investment loss to accumulated net realized loss. Additionally a permanent book to tax basis difference relating to the current year net operating loss totaling $3,314,023 was reclassified from accumulated net investment loss to capital.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October losses which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the year ended March 31, 2003, the Fund's custody fee was reduced by $6,605 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .75%
Next $500 million...........................................       .70%
Over $1 billion.............................................       .65%

    For the year ended March 31, 2003, the Fund recognized expenses of approximately $9,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended March 31, 2003, the Fund recognized expenses of approximately $50,700 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2003, the Fund recognized expenses of approximately $943,600 representing transfer

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

agency fees paid to VKIS. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $51,418 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2003. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended March 31, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., (Morgan Stanley) an affiliate of Van Kampen, totaling $32,445.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

3. CAPITAL TRANSACTIONS

At March 31, 2003, capital aggregated $250,082,512, $125,171,752 and $30,761,620 for Classes A, B, and C, respectively. For the year ended March 31, 2003, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   12,919,255    $ 192,287,438
  Class B...............................................    1,758,697       25,764,834
  Class C...............................................      991,812       14,476,697
                                                          -----------    -------------
Total Sales.............................................   15,669,764    $ 232,528,969
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................          -0-    $         -0-
  Class B...............................................          -0-              -0-
  Class C...............................................          -0-              -0-
                                                          -----------    -------------
Total Dividend Reinvestment.............................          -0-    $         -0-
                                                          ===========    =============
Repurchases:
  Class A...............................................   (8,113,373)   $(120,100,002)
  Class B...............................................   (2,055,997)     (29,320,866)
  Class C...............................................     (608,931)      (8,880,981)
                                                          -----------    -------------
Total Repurchases.......................................  (10,778,301)   $(158,301,849)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

    At March 31, 2002, capital aggregated $180,049,928, $129,643,677 and
$25,409,182 for Classes A, B and C, respectively. For the year ended March 31, 2002, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class A................................................   6,638,956    $123,251,068
  Class B................................................   2,677,982      47,587,224
  Class C................................................     976,977      17,237,330
                                                           ----------    ------------
Total Sales..............................................  10,293,915    $188,075,622
                                                           ==========    ============
Dividend Reinvestment:
  Class A................................................      10,948    $    204,063
  Class B................................................      11,534         203,576
  Class C................................................       1,802          31,783
                                                           ----------    ------------
Total Dividend Reinvestment..............................      24,284    $    439,422
                                                           ==========    ============
Repurchases:
  Class A................................................  (2,862,758)   $(53,353,882)
  Class B................................................  (1,647,183)    (28,861,566)
  Class C................................................    (484,989)     (8,429,457)
                                                           ----------    ------------
Total Repurchases........................................  (4,994,930)   $(90,644,905)
                                                           ==========    ============

    Class B Shares and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended March 31, 2003 and 2002, 54,156 and 97,289 Class B Shares converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A and repurchases of Class B shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended March 31, 2003, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $106,100 and CDSC on redeemed shares of approximately $207,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $550,689,175 and $486,499,950, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended March 31, 2003, are payments retained by Van Kampen of approximately $803,800 and payments made to Morgan Stanley of approximately $95,800. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $1,519,700 and $67,500 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC.

                                                                      APPENDIX D

                         UNAUDITED FINANCIAL STATEMENTS
                           OF VAN KAMPEN GROWTH FUND

               For the Six-Month Period Ended September 30, 2003

                BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  94.7%
APPAREL & ACCESSORIES  3.2%
Coach, Inc. (a).............................................  137,000   $  7,480,200
Columbia Sportswear Co. (a).................................   40,000      2,110,000
Liz Claiborne, Inc. ........................................   63,000      2,145,150
                                                                        ------------
                                                                          11,735,350
                                                                        ------------
APPAREL RETAIL  3.1%
Chico's FAS, Inc. (a).......................................   65,000      1,991,600
Gap, Inc. ..................................................  180,000      3,081,600
Pacific Sunwear of California, Inc. (a).....................  209,000      4,317,940
Urban Outfitters, Inc. (a)..................................   82,000      2,136,920
                                                                        ------------
                                                                          11,528,060
                                                                        ------------
APPLICATION SOFTWARE  2.0%
Citrix Systems, Inc. (a)....................................  148,000      3,267,840
Siebel Systems, Inc. (a)....................................  233,000      2,264,760
Synopsys, Inc. (a)..........................................   65,000      2,000,050
                                                                        ------------
                                                                           7,532,650
                                                                        ------------
ASSET MANAGEMENT & CUSTODY BANKS  2.1%
BlackRock, Inc., Class A....................................   47,000      2,303,000
Legg Mason, Inc. ...........................................   44,000      3,176,800
T. Rowe Price Group, Inc. ..................................   53,000      2,186,780
                                                                        ------------
                                                                           7,666,580
                                                                        ------------
AUTO PARTS & EQUIPMENT  2.3%
Advanced Auto Parts, Inc. (a)...............................   71,000      5,033,900
BorgWarner, Inc. ...........................................   49,000      3,324,650
                                                                        ------------
                                                                           8,358,550
                                                                        ------------
BIOTECHNOLOGY  4.1%
Amylin Pharmaceuticals, Inc. (a)............................   66,000      1,863,840
Celgene Corp. (a)...........................................   57,000      2,469,810
Genentech, Inc. (a).........................................   45,000      3,606,300
Genzyme Corp. (a)...........................................   49,000      2,266,250
Gilead Sciences, Inc. (a)...................................   35,000      1,957,550
MedImmune, Inc. (a).........................................   89,000      2,937,890
                                                                        ------------
                                                                          15,101,640
                                                                        ------------
CASINOS & GAMING  2.7%
GTECH Holdings Corp. .......................................   88,000      3,770,800
International Game Technology...............................  218,000      6,136,700
                                                                        ------------
                                                                           9,907,500
                                                                        ------------

 D-2                                           See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2003 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMUNICATIONS EQUIPMENT  2.7%
Comverse Technology, Inc. (a)...............................  161,000   $  2,408,560
Corning, Inc. (a)...........................................  227,000      2,138,340
Foundry Networks, Inc. (a)..................................  115,000      2,473,650
QLogic Corp. (a)............................................   66,000      3,102,660
                                                                        ------------
                                                                          10,123,210
                                                                        ------------
COMPUTER & ELECTRONICS RETAIL  1.4%
Best Buy Co., Inc. (a)......................................  108,000      5,132,160
                                                                        ------------

COMPUTER STORAGE & PERIPHERALS  1.5%
Maxtor Corp. (a)............................................  227,000      2,762,590
Storage Technology Corp. (a)................................  112,000      2,703,680
                                                                        ------------
                                                                           5,466,270
                                                                        ------------
CONSTRUCTION & FARM MACHINERY  0.5%
Paccar, Inc. ...............................................   23,000      1,717,870
                                                                        ------------

CONSUMER ELECTRONICS  1.1%
Harman International Industries, Inc. ......................   40,000      3,934,000
                                                                        ------------

CONSUMER FINANCE  0.9%
Capital One Financial Corp. ................................   28,000      1,597,120
SLM Corp. ..................................................   48,000      1,870,080
                                                                        ------------
                                                                           3,467,200
                                                                        ------------
DATA PROCESSING & OUTSOURCING SERVICES  1.7%
Fiserv, Inc. (a)............................................   76,000      2,753,480
SunGard Data Systems, Inc. (a)..............................  140,000      3,683,400
                                                                        ------------
                                                                           6,436,880
                                                                        ------------
DIVERSIFIED BANKS  1.5%
BancorpSouth, Inc. .........................................   90,000      1,971,000
Bank of Hawaii Corp. .......................................   63,000      2,115,540
Popular, Inc. ..............................................   38,000      1,512,400
                                                                        ------------
                                                                           5,598,940
                                                                        ------------
DIVERSIFIED COMMERCIAL SERVICES  3.9%
Alliance Data Systems Corp. (a).............................  132,000      3,484,800
Apollo Group, Inc., Class A (a).............................   58,000      3,829,740
Career Education Corp. (a)..................................   39,000      1,766,700
Equifax, Inc. ..............................................   91,000      2,026,570
Fair Issac Corp. ...........................................   54,000      3,183,840
                                                                        ------------
                                                                          14,291,650
                                                                        ------------
ELECTRONIC MANUFACTURING SERVICES  1.0%
Celestica, Inc. (Canada) (a)................................   94,600      1,500,356
Flextronics International Ltd. (Singapore) (a)..............  146,000      2,070,280
                                                                        ------------
                                                                           3,570,636
                                                                        ------------
FOOTWEAR  0.5%
Reebok International Ltd. ..................................   56,000      1,872,080
                                                                        ------------

See Notes to Financial Statements                                            D-3

YOUR FUND'S INVESTMENTS

September 30, 2003 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
GENERAL MERCHANDISE STORES  0.8%
Dollar General Corp. .......................................  155,000   $  3,100,000
                                                                        ------------

HEALTH CARE DISTRIBUTORS  0.8%
McKesson Corp. .............................................   93,000      3,095,970
                                                                        ------------

HEALTH CARE EQUIPMENT  3.9%
Boston Scientific Corp. (a).................................   32,000      2,041,600
DENTSPLY International, Inc. ...............................  105,000      4,708,200
St. Jude Medical, Inc. (a)..................................   41,000      2,204,570
Zimmer Holdings, Inc. (a)...................................   99,000      5,454,900
                                                                        ------------
                                                                          14,409,270
                                                                        ------------
HEALTH CARE FACILITIES  1.6%
Health Management Associates, Inc., Class A.................  134,000      2,922,540
Universal Health Services, Inc., Class B (a)................   62,000      3,065,900
                                                                        ------------
                                                                           5,988,440
                                                                        ------------
HEALTH CARE SERVICES  2.6%
Caremark Rx, Inc. (a).......................................  136,000      3,073,600
Express Scripts, Inc. (a)...................................   34,000      2,079,100
IMS Health, Inc. ...........................................  116,000      2,447,600
VistaCare, Inc., Class A (a)................................   62,000      1,940,600
                                                                        ------------
                                                                           9,540,900
                                                                        ------------
HEALTH CARE SUPPLIES  1.5%
Alcon, Inc. (Switzerland)...................................   58,000      3,256,700
Fisher Scientific International, Inc. (a)...................   62,000      2,460,780
                                                                        ------------
                                                                           5,717,480
                                                                        ------------
HOME ENTERTAINMENT SOFTWARE  2.1%
Electronic Arts, Inc. (a)...................................   86,000      7,931,780
                                                                        ------------

HOME FURNISHINGS  0.5%
Mohawk Industries, Inc. (a).................................   25,000      1,783,000
                                                                        ------------

HOTELS  1.9%
Royal Caribbean Cruises Ltd. ...............................   95,000      2,670,450
Starwood Hotels & Resorts Worldwide, Inc., Class B..........  127,000      4,419,600
                                                                        ------------
                                                                           7,090,050
                                                                        ------------
INDUSTRIAL GASES  0.7%
Praxair, Inc. ..............................................   43,000      2,663,850
                                                                        ------------

INDUSTRIAL MACHINERY  3.4%
Danaher Corp. ..............................................   58,000      4,283,880
Eaton Corp. ................................................   38,000      3,367,560
Ingersoll-Rand Co., Class A (Bermuda).......................   91,000      4,863,040
                                                                        ------------
                                                                          12,514,480
                                                                        ------------

 D-4                                           See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2003 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
INSURANCE BROKERS  0.7%
Willis Group Holdings Ltd. (United Kingdom).................   86,000   $  2,644,500
                                                                        ------------

INTEGRATED TELECOMMUNICATION SERVICES  0.7%
Amdocs Ltd. (Guernsey) (a)..................................  141,000      2,650,800
                                                                        ------------

INTERNET SOFTWARE & SERVICES  0.9%
Yahoo!, Inc. (a)............................................   94,300      3,336,334
                                                                        ------------

INVESTMENT BANKING & BROKERAGE  0.7%
Bear Stearns Cos., Inc. ....................................   34,000      2,543,200
                                                                        ------------

LEISURE PRODUCTS  0.6%
Hasbro, Inc. ...............................................  115,000      2,148,200
                                                                        ------------

LIFE & HEALTH INSURANCE  0.6%
Torchmark Corp. ............................................   50,000      2,032,000
                                                                        ------------

MANAGED HEALTH CARE  1.7%
Aetna, Inc. ................................................   40,000      2,441,200
Anthem, Inc. (a)............................................   30,000      2,139,900
WellPoint Health Networks, Inc. (a).........................   21,000      1,618,680
                                                                        ------------
                                                                           6,199,780
                                                                        ------------
MOVIES & ENTERTAINMENT  0.5%
Fox Entertainment Group, Inc., Class A (a)..................   60,000      1,679,400
                                                                        ------------

OFFICE ELECTRONICS  0.6%
Zebra Technologies Corp., Class A (a).......................   41,000      2,114,370
                                                                        ------------

OIL & GAS EQUIPMENT & SERVICES  1.1%
Smith International, Inc. (a)...............................  115,000      4,137,700
                                                                        ------------

OIL & GAS EXPLORATION & PRODUCTION  1.7%
Apache Corp. ...............................................   56,550      3,921,177
XTO Energy, Inc. ...........................................  105,333      2,210,940
                                                                        ------------
                                                                           6,132,117
                                                                        ------------
OTHER DIVERSIFIED FINANCIAL SERVICES  0.8%
Doral Financial Corp. (Puerto Rico).........................   39,000      1,833,000
Federated Investors, Inc., Class B..........................   40,000      1,108,000
                                                                        ------------
                                                                           2,941,000
                                                                        ------------
PAPER PACKAGING  0.8%
Sealed Air Corp. (a)........................................   60,000      2,833,800
                                                                        ------------

PERSONAL PRODUCTS  0.5%
Avon Products, Inc. ........................................   31,000      2,001,360
                                                                        ------------

See Notes to Financial Statements                                            D-5

YOUR FUND'S INVESTMENTS

September 30, 2003 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
PHARMACEUTICALS  2.4%
Allergan, Inc. .............................................   45,000   $  3,542,850
ICN Pharmaceuticals, Inc. ..................................  104,000      1,784,640
Teva Pharmaceutical Industries, Ltd.--ADR (Israel)..........   64,000      3,657,600
                                                                        ------------
                                                                           8,985,090
                                                                        ------------
PROPERTY & CASUALTY  0.4%
Safeco Corp. ...............................................   40,000      1,410,400
                                                                        ------------

PUBLISHING  0.5%
Journal Communications, Inc. (a)............................  115,000      1,903,250
                                                                        ------------

REINSURANCE  0.8%
Everest Re Group Ltd. (Barbados)............................   39,000      2,931,240
                                                                        ------------

REGIONAL BANKS  2.2%
Compass Bancshares, Inc. ...................................   51,000      1,763,580
First Tennessee National Corp. .............................   41,000      1,740,860
SouthTrust Corp. ...........................................  108,000      3,174,120
Synovus Financial Corp. ....................................   63,000      1,574,370
                                                                        ------------
                                                                           8,252,930
                                                                        ------------
RESTAURANTS  2.5%
Brinker International, Inc. (a).............................  101,000      3,369,360
Starbucks Corp. (a).........................................  205,000      5,904,000
                                                                        ------------
                                                                           9,273,360
                                                                        ------------
SEMICONDUCTOR EQUIPMENT  3.1%
Applied Materials, Inc. (a).................................  153,000      2,775,420
ASML Holding N.V.--ADR (Netherlands) (a)....................  237,000      3,111,810
Integrated Circuit Systems, Inc. (a)........................  126,000      3,785,040
Lam Research Corp. (a)......................................   80,000      1,772,000
                                                                        ------------
                                                                          11,444,270
                                                                        ------------
SEMICONDUCTORS  4.2%
Altera Corp. (a)............................................  139,000      2,627,100
Analog Devices, Inc. (a)....................................   48,000      1,824,960
Broadcom Corp., Class A (a).................................  104,000      2,768,480
Cypress Semiconductor Corp. (a).............................  209,000      3,695,120
International Rectifier Corp. (a)...........................   77,000      2,882,880
Microchip Technology, Inc. .................................   70,000      1,675,800
                                                                        ------------
                                                                          15,474,340
                                                                        ------------
SPECIALIZED FINANCE  0.6%
Moody's Corp. ..............................................   38,000      2,088,860
                                                                        ------------

SPECIALTY STORES  3.2%
Bed Bath & Beyond, Inc. (a).................................   85,000      3,245,300
PETsMART, Inc. .............................................   40,000        908,000

 D-6                                           See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2003 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
SPECIALTY STORES (CONTINUED)
Staples, Inc. (a)...........................................  167,000   $  3,966,250
Tractor Supply Co. (a)......................................  118,000      3,871,580
                                                                        ------------
                                                                          11,991,130
                                                                        ------------
SYSTEMS SOFTWARE  4.0%
Adobe Systems, Inc. ........................................   97,000      3,808,220
Symantec Corp. (a)..........................................  108,000      6,806,160
VERITAS Software Corp. (a)..................................  135,000      4,239,000
                                                                        ------------
                                                                          14,853,380
                                                                        ------------
TECHNOLOGY DISTRIBUTORS  0.5%
CDW Corp. ..................................................   32,000      1,847,680
                                                                        ------------

THRIFTS & MORTGAGE FINANCE  1.1%
New York Community Bancorp, Inc. ...........................   88,000      2,772,880
Washington Mutual, Inc. ....................................   35,000      1,377,950
                                                                        ------------
                                                                           4,150,830
                                                                        ------------
WIRELESS TELECOMMUNICATION SERVICES  1.3%
Nextel Communications, Inc., Class A (a)....................  149,000      2,933,810
Sprint Corp. (a)............................................  322,000      1,845,060
                                                                        ------------
                                                                           4,778,870
                                                                        ------------
TOTAL LONG-TERM INVESTMENTS  94.7%
  (Cost $294,133,426)................................................    350,056,637

REPURCHASE AGREEMENT  2.9%
UBS Securities ($10,610,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 09/30/03, to be sold on
  10/01/03 at $10,610,277) (Cost $10,610,000)........................     10,610,000
                                                                        ------------

TOTAL INVESTMENTS  97.6%
  (Cost $304,743,426)................................................    360,666,637

OTHER ASSETS IN EXCESS OF LIABILITIES  2.4%..........................      9,044,834
                                                                        ------------

NET ASSETS  100.0%...................................................   $369,711,471
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements                                            D-7

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2003 (Unaudited)

ASSETS:
Total Investments (Cost $304,743,426).......................  $ 360,666,637
Receivables:
  Investments Sold..........................................      8,532,700
  Fund Shares Sold..........................................      1,489,464
  Dividends.................................................        165,972
  Interest..................................................            277
Other.......................................................        122,369
                                                              -------------
    Total Assets............................................    370,977,419
                                                              -------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................        382,707
  Distributor and Affiliates................................        379,977
  Investment Advisory Fee...................................        229,119
  Custodian Bank............................................         13,180
Accrued Expenses............................................        165,011
Trustees' Deferred Compensation and Retirement Plans........         95,954
                                                              -------------
    Total Liabilities.......................................      1,265,948
                                                              -------------
NET ASSETS..................................................  $ 369,711,471
                                                              =============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 430,141,351
Net Unrealized Appreciation.................................     55,923,211
Accumulated Net Investment Loss.............................     (2,218,245)
Accumulated Net Realized Loss...............................   (114,134,846)
                                                              -------------
NET ASSETS..................................................  $ 369,711,471
                                                              =============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $247,885,274 and 15,118,138 shares of
    beneficial interest issued and outstanding).............  $       16.40
    Maximum sales charge (5.75%* of offering price).........           1.00
                                                              -------------
    Maximum offering price to public........................  $       17.40
                                                              =============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $96,344,606 and 6,291,300 shares of
    beneficial interest issued and outstanding).............  $       15.31
                                                              =============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $25,481,591 and 1,663,595 shares of
    beneficial interest issued and outstanding).............  $       15.32
                                                              =============

*   On sales of $50,000 or more, the sales charge will be reduced.

 D-8                                           See Notes to Financial Statements

Statement of Operations
For the Six Months Ended September 30, 2003 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $11,214).....  $   736,540
Interest....................................................       71,543
                                                              -----------
    Total Income............................................      808,083
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,258,760
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $275,048, $458,029 and $120,127,
  respectively).............................................      853,204
Shareholder Services........................................      598,872
Custody.....................................................       31,347
Legal.......................................................       16,572
Trustees' Fees and Related Expenses.........................       10,703
Other.......................................................      156,422
                                                              -----------
    Total Expenses..........................................    2,925,880
    Less Credits Earned on Cash Balances....................          711
                                                              -----------
    Net Expenses............................................    2,925,169
                                                              -----------
NET INVESTMENT LOSS.........................................  $(2,117,086)
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $10,842,941
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   12,355,660
  End of the Period.........................................   55,923,211
                                                              -----------
Net Unrealized Appreciation During the Period...............   43,567,551
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $54,410,492
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $52,293,406
                                                              ===========

See Notes to Financial Statements                                            D-9

Statements of Changes in Net Assets
(Unaudited)

                                                         SIX MONTHS ENDED       YEAR ENDED
                                                        SEPTEMBER 30, 2003    MARCH 31, 2003
                                                        ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss...................................     $ (2,117,086)       $ (3,320,572)
Net Realized Gain/Loss................................       10,842,941         (73,308,724)
Net Unrealized Appreciation/Depreciation During the
  Period..............................................       43,567,551         (12,908,174)
                                                           ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...       52,293,406         (89,537,470)
                                                           ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................       93,425,360         232,528,969
Cost of Shares Repurchased............................      (69,299,893)       (158,301,849)
                                                           ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....       24,125,467          74,227,120
                                                           ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS.................       76,418,873         (15,310,350)
NET ASSETS:
Beginning of the Period...............................      293,292,598         308,602,948
                                                           ------------        ------------
End of the Period (Including accumulated net
  investment loss of $2,218,245 and $101,159,
  respectively).......................................     $369,711,471        $293,292,598
                                                           ============        ============

 D-10                                          See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                   SIX                                                      NINE
                                 MONTHS                                                    MONTHS
                                  ENDED                 YEAR ENDED MARCH 31,                ENDED
CLASS A SHARES                SEPTEMBER 30,   -----------------------------------------   MARCH 31,
                                2003 (a)      2003 (a)   2002 (a)   2001 (a)   2000 (a)   1999 (a)
                              ---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................    $13.89       $ 18.95     $18.60    $ 40.22     $23.30     $23.46
                                 ------       -------     ------    -------     ------     ------
  Net Investment Loss........      (.08)         (.13)      (.19)      (.30)      (.32)      (.18)
  Net Realized and Unrealized
    Gain/Loss................      2.59         (4.93)       .57     (13.82)     20.61        .60
                                 ------       -------     ------    -------     ------     ------
Total from Investment
  Operations.................      2.51         (5.06)       .38     (14.12)     20.29        .42
Less Distributions from Net
  Realized Gain..............       -0-           -0-        .03       7.50       3.37        .58
                                 ------       -------     ------    -------     ------     ------
NET ASSET VALUE, END OF THE
  PERIOD.....................    $16.40       $ 13.89     $18.95    $ 18.60     $40.22     $23.30
                                 ======       =======     ======    =======     ======     ======

Total Return*(b).............    18.07%**     -26.70%      2.06%    -38.95%     93.18%      2.18%**
Net Assets at End of the
  Period (In millions).......    $247.9       $ 190.7     $169.1    $  95.5     $106.3     $ 60.1
Ratio of Expenses to Average
  Net Assets*................     1.48%         1.54%      1.43%      1.33%      1.44%      1.64%
Ratio of Net Investment Loss
  to Average Net Assets*.....    (1.00%)        (.89%)    (1.02%)    (1.00%)    (1.14%)    (1.19%)
Portfolio Turnover...........      102%**        180%       127%       172%       170%        82%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets.................       N/A           N/A        N/A        N/A        N/A      1.68%
Ratio of Net Investment Loss
  to Average Net Assets......       N/A           N/A        N/A        N/A        N/A     (1.23%)
** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rules 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A Not Applicable

See Notes to Financial Statements                                           D-11

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                   SIX                                                      NINE
                                 MONTHS                                                    MONTHS
                                  ENDED                 YEAR ENDED MARCH 31,                ENDED
CLASS B SHARES                SEPTEMBER 30,   -----------------------------------------   MARCH 31,
                                2003 (a)      2003 (a)   2002 (a)   2001 (a)   2000 (a)   1999 (a)
                              ---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................    $13.02       $ 17.90     $17.70    $ 39.06     $22.87     $23.17
                                 ------       -------     ------    -------     ------     ------
  Net Investment Loss........      (.13)         (.24)      (.31)      (.52)      (.52)      (.30)
  Net Realized and Unrealized
    Gain/Loss................      2.42         (4.64)       .54     (13.34)     20.08        .58
                                 ------       -------     ------    -------     ------     ------
Total from Investment
  Operations.................      2.29         (4.88)       .23     (13.86)     19.56        .28
Less Distributions from Net
  Realized Gain..............       -0-           -0-        .03       7.50       3.37        .58
                                 ------       -------     ------    -------     ------     ------
NET ASSET VALUE, END OF THE
  PERIOD.....................    $15.31       $ 13.02     $17.90    $ 17.70     $39.06     $22.87
                                 ======       =======     ======    =======     ======     ======

Total Return*(b).............    17.59%**     -27.26%      1.32%    -39.49%     91.74%      1.60%**
Net Assets at End of the
  Period (In millions).......    $ 96.3       $  81.1     $116.8    $  97.0     $115.6     $ 72.8
Ratio of Expenses to Average
  Net Assets*................     2.23%         2.27%      2.19%      2.10%      2.18%      2.40%
Ratio of Net Investment Loss
  to Average Net Assets*.....    (1.75%)       (1.63%)    (1.78%)    (1.77%)    (1.89%)    (1.95%)
Portfolio Turnover...........      102%**        180%       127%       172%       170%        82%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets.................       N/A           N/A        N/A        N/A        N/A      2.44%
Ratio of Net Investment Loss
  to Average Net Assets......       N/A           N/A        N/A        N/A        N/A     (1.99%)
** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

N/A Not Applicable.

 D-12                                          See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                   SIX                                                      NINE
                                 MONTHS                                                    MONTHS
                                  ENDED                 YEAR ENDED MARCH 31,                ENDED
CLASS C SHARES                SEPTEMBER 30,   -----------------------------------------   MARCH 31,
                                2003 (a)      2003 (a)   2002 (a)   2001 (a)   2000 (a)   1999 (a)
                              ---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................    $13.02       $ 17.89     $17.69    $ 39.01     $22.87     $23.17
                                 ------       -------     ------    -------     ------     ------
  Net Investment Loss........      (.13)         (.23)      (.31)      (.50)      (.52)      (.30)
  Net Realized and Unrealized
    Gain/Loss................      2.43         (4.64)       .54     (13.32)     20.03        .58
                                 ------       -------     ------    -------     ------     ------
Total from Investment
  Operations.................      2.30         (4.87)       .23     (13.82)     19.51        .28
Less Distributions from Net
  Realized Gain..............       -0-           -0-        .03       7.50       3.37        .58
                                 ------       -------     ------    -------     ------     ------
NET ASSET VALUE, END OF THE
  PERIOD.....................    $15.32       $ 13.02     $17.89    $ 17.69     $39.01     $22.87
                                 ======       =======     ======    =======     ======     ======

Total Return*(b).............    17.67%**     -27.22%      1.32%    -39.43%     91.52%      1.60%**
Net Assets at End of the
  Period (In millions).......    $ 25.5       $  21.5     $ 22.7    $  13.7     $ 11.8     $  7.4
Ratio of Expenses to Average
  Net Assets*................     2.23%         2.29%      2.19%      2.10%      2.19%      2.41%
Ratio of Net Investment Loss
  to Average Net Assets*.....    (1.75%)       (1.62%)    (1.78%)    (1.77%)    (1.89%)    (1.96%)
Portfolio Turnover...........      102%**        180%       127%       172%       170%        82%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets.................       N/A           N/A        N/A        N/A        N/A      2.45%
Ratio of Net Investment Loss
  to Average Net Assets......       N/A           N/A        N/A        N/A        N/A     (2.00%)
** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A Not Applicable

See Notes to Financial Statements                                           D-13

NOTES TO
FINANCIAL STATEMENTS

September 30, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Growth Fund (the "Fund") is organized as a diversified series of the Van Kampen Equity Trust, a Delaware business trust, which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2003 (Unaudited)

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At March 31, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $95,939,228 which will expire between March 31, 2010 and March 31, 2011.

    At September 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $307,951,066
                                                              ============
Gross tax unrealized appreciation...........................  $ 55,119,288
Gross tax unrealized depreciation...........................    (2,403,717)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 52,715,571
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended September 30, 2003, the Fund's custody fee was reduced by $711 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .75%
Next $500 million...........................................     .70%
Over $1 billion.............................................     .65%

    For the six months ended September 30, 2003, the Fund recognized expenses of approximately $5,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to the fund. For the six months ended September 30, 2003, the Fund recognized expenses of

NOTES TO
FINANCIAL STATEMENTS

September 30, 2003 (Unaudited)

approximately $27,700 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2003, the Fund recognized expenses of approximately $498,500 representing transfer agency fees paid to VKIS. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $57,238 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended September 30, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., (Morgan Stanley) an affiliate of Van Kampen, totaling $18,200.

3. CAPITAL TRANSACTIONS

At September 30, 2003, capital aggregated $272,914,569, $126,244,200 and
$30,982,582 for Classes A, B, and C, respectively. For the six months ended September 30, 2003, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class A...................................................   4,968,726    $ 78,290,379
  Class B...................................................     722,466      10,722,178
  Class C...................................................     297,666       4,412,803
                                                              ----------    ------------
Total Sales.................................................   5,988,858    $ 93,425,360
                                                              ==========    ============
Repurchases:
  Class A...................................................  (3,579,476)   $(55,458,322)
  Class B...................................................    (655,740)     (9,649,730)
  Class C...................................................    (287,099)     (4,191,841)
                                                              ----------    ------------
Total Repurchases...........................................  (4,522,315)   $(69,299,893)
                                                              ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2003 (Unaudited)

    At March 31, 2003, capital aggregated $250,082,512, $125,171,752 and
$30,761,620 for Classes A, B and C, respectively. For the year ended March 31, 2003, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................   12,919,255    $ 192,287,438
  Class B...................................................    1,758,697       25,764,834
  Class C...................................................      991,812       14,476,697
                                                              -----------    -------------
Total Sales.................................................   15,669,764    $ 232,528,969
                                                              ===========    =============
Repurchases:
  Class A...................................................   (8,113,373)   $(120,100,002)
  Class B...................................................   (2,055,997)     (29,320,866)
  Class C...................................................     (608,931)      (8,880,981)
                                                              -----------    -------------
Total Repurchases...........................................  (10,778,301)   $(158,301,849)
                                                              ===========    =============

    Class B Shares and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the six months ended September 30, 2003 and year ended March 31, 2003, 11,569 and 54,156 Class B Shares converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A and repurchases of Class B shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   5.00%              1.00%
Second......................................................   4.00%               None
Third.......................................................   3.00%               None
Fourth......................................................   2.50%               None
Fifth.......................................................   1.50%               None
Sixth and Thereafter........................................    None               None

    For the six months ended September 30, 2003, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately

NOTES TO
FINANCIAL STATEMENTS

September 30, 2003 (Unaudited)

$53,800 and CDSC on redeemed shares of approximately $84,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $343,654,031 and $328,954,044, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $1,279,900 and $51,900 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

    Included in these fees for the six months ended September 30, 2003, are payments retained by Van Kampen of approximately $394,700 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $62,800.

                                                                      APPENDIX E

                         PRO FORMA FINANCIAL STATEMENTS

     The following presents the pro forma financial statements for the combination of Van Kampen Growth Fund and Van Kampen Mid Cap Growth Fund. The statements are presented as of September 30, 2003, the most recent interim period for which financial information is currently available.

     The unaudited Pro Forma Portfolio of Investments and Pro Forma Condensed Statement of Assets and Liabilities reflect the financial position as if the transaction occurred on September 30, 2003. The Pro Forma Condensed Statement of Operations reflects the expenses for the twelve months ended September 30, 2003. The pro forma statements give effect to the proposed exchange of Van Kampen Growth Fund shares for the assets and liabilities of Van Kampen Mid Cap Growth Fund, with Van Kampen Growth Fund being the surviving entity. The proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. It is not anticipated that Van Kampen Growth Fund will sell any securities of Van Kampen Mid Cap Growth Fund acquired in the reorganization other than in the ordinary course of business.

                             VAN KAMPEN GROWTH FUND
                         VAN KAMPEN MID CAP GROWTH FUND
                        PROFORMA PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2003
                                   (UNAUDITED)



                                                                MID CAP                                   MID CAP
                                                GROWTH FUND   GROWTH FUND   PROFORMA    GROWTH FUND     GROWTH FUND      PROFORMA
DESCRIPTION                                       SHARED        SHARES       SHARES     MARKET VALUE    MARKET VALUE    MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS    94.9%
ADVERTISING       0.4%
Rh Donnelley Corp. (a)                                         6,100         6,100                       $   246,501    $    246,501
Univision Communications, Inc., Class A (a)                   43,500        43,500                         1,388,955       1,388,955
                                                                                       ---------------------------------------------
                                                                                                 --        1,635,456       1,635,456
                                                                                       ---------------------------------------------
AIR FREIGHT & COURIERS  0.2%
CH Robinson Worldwide, Inc.                                    9,450         9,450                           351,634         351,634
Expeditors International Washington, Inc.                     11,600        11,600                           399,156         399,156
                                                                                       ---------------------------------------------
                                                                                                 --          750,790         750,790
                                                                                       ---------------------------------------------
AIRLINES  0.1%
JetBlue Airways Corp. (a)                                      9,400         9,400                           573,118         573,118
                                                                                       ---------------------------------------------
APPAREL & ACCESSORIES  2.9%
Coach, Inc. (a)                                   137,000     17,250       154,250     $  7,480,200          941,850       8,422,050
Columbia Sportswear Co. (a)                        40,000                   40,000        2,110,000                        2,110,000
Liz Claiborne, Inc.                                63,000                   63,000        2,145,150                        2,145,150
                                                                                       ---------------------------------------------
                                                                                         11,735,350          941,850      12,677,200
                                                                                       ---------------------------------------------
APPAREL RETAIL  3.2%
Abercrombie & Fitch Co., Class A (a)                          39,925        39,925                         1,106,322       1,106,322
Chico's FAS, Inc. (a)                              65,000     25,400        90,400        1,991,600          778,256       2,769,856
Gap, Inc.                                         180,000                  180,000        3,081,600                        3,081,600
Pacific Sunwear of California, Inc. (a)           209,000                  209,000        4,317,940                        4,317,940
TJX Cos., Inc.                                                25,200        25,200                           489,384         489,384
Urban Outfitters, Inc. (a)                         82,000                   82,000        2,136,920                        2,136,920
                                                                                       ---------------------------------------------
                                                                                         11,528,060        2,373,962      13,902,022
                                                                                       ---------------------------------------------
APPLICATION SOFTWARE  2.0%
Citrix Systems, Inc. (a)                          148,000                  148,000        3,267,840                        3,267,840
Mercury Interactive Corp. (a)                                 12,475        12,475                           566,490         566,490
PeopleSoft, Inc. (a)                                          13,375        13,375                           243,291         243,291
Siebel Systems, Inc. (a)                          233,000     18,250       251,250        2,264,760          177,390       2,442,150
Synopsys, Inc. (a)                                 65,000     16,050        81,050        2,000,050          493,858       2,493,908
                                                                                       ---------------------------------------------
                                                                                          7,532,650        1,481,029       9,013,679
                                                                                       ---------------------------------------------
ASSET MANAGEMENT & CUSTODY BANKS  2.0%
Affiliated Managers Group, Inc. (a)                           11,075        11,075                           695,510         695,510
BlackRock, Inc., Class A                           47,000                   47,000        2,303,000                        2,303,000
Legg Mason, Inc.                                   44,000      7,200        51,200        3,176,800          519,840       3,696,640
T. Rowe Price Group, Inc.                          53,000                   53,000        2,186,780                        2,186,780
                                                                                       ---------------------------------------------
                                                                                          7,666,580        1,215,350       8,881,930
                                                                                       ---------------------------------------------
AUTO PARTS & EQUIPMENT  2.0%
Advanced Auto Parts, Inc. (a)                      71,000                   71,000        5,033,900                        5,033,900
BorgWarner, Inc.                                   49,000                   49,000        3,324,650                        3,324,650
Gentex Corp.                                                   9,200         9,200                           320,528         320,528
                                                                                       ---------------------------------------------
                                                                                          8,358,550          320,528       8,679,078
                                                                                       ---------------------------------------------
BIOTECHNOLOGY  4.0%
Amylin Pharmaceuticals, Inc. (a)                   66,000                   66,000        1,863,840                        1,863,840
Celgene Corp. (a)                                  57,000     16,925        73,925        2,469,810          733,360       3,203,170
Charles River Laboratories
   International, Inc. (a)                                    11,400        11,400                           349,866         349,866
Genentech, Inc. (a)                                45,000                   45,000        3,606,300                        3,606,300
Genzyme Corp. (a)                                  49,000     13,900        62,900        2,266,250          642,875       2,909,125
Gilead Sciences, Inc. (a)                          35,000                   35,000        1,957,550                        1,957,550
ICOS Corp. (a)                                                 9,400         9,400                           360,208         360,208
ImClone Systems, Inc. (a)                                      8,300         8,300                           321,376         321,376
MedImmune, Inc. (a)                                89,000                   89,000        2,937,890                        2,937,890
NPS Pharmaceuticals, Inc. (a)                                  8,200         8,200                           228,370         228,370
                                                                                       ---------------------------------------------
                                                                                         15,101,640        2,636,055      17,737,695
                                                                                       ---------------------------------------------

                             VAN KAMPEN GROWTH FUND
                         VAN KAMPEN MID CAP GROWTH FUND
                        PROFORMA PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2003
                                   (UNAUDITED)





                                                                MID CAP                                   MID CAP
                                                GROWTH FUND   GROWTH FUND   PROFORMA    GROWTH FUND     GROWTH FUND      PROFORMA
DESCRIPTION                                       SHARED        SHARES       SHARES     MARKET VALUE    MARKET VALUE    MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
BROADCASTING & CABLE TV   0.4%
Citadel Broadcasting Corp. (a)                                 25,650      25,650                       $   506,844     $    506,844
Radio One, Inc., Class D (a)                                   43,725      43,725                           627,891          627,891
Westwood One, Inc. (a)                                         17,225      17,225                           520,023          520,023
                                                                                       ---------------------------------------------
                                                                                                 --       1,654,758        1,654,758
                                                                                       ---------------------------------------------

CASINOS & GAMING  3.2%
GTECH Holdings Corp.                             88,000        44,360     132,360      $  3,770,800       1,900,826        5,671,626
International Game Technology                   218,000        34,900     252,900         6,136,700         982,435        7,119,135
MGM Mirage (a)                                                  8,000       8,000                           292,400          292,400
Station Casinos, Inc.                                          33,500      33,500                         1,025,100        1,025,100
                                                                                       ---------------------------------------------
                                                                                          9,907,500       4,200,761       14,108,261
                                                                                       ---------------------------------------------

COMMUNICATIONS EQUIPMENT  2.8%
Comverse Technology, Inc. (a)                   161,000                   161,000         2,408,560                        2,408,560
Corning, Inc. (a)                               227,000        49,900     276,900         2,138,340         470,058        2,608,398
Emulex Corp. (a)                                               14,400      14,400                           366,768          366,768
Foundry Networks, Inc. (a)                      115,000                   115,000         2,473,650                        2,473,650
JDS Uniphase Corp. (a)                                        109,700     109,700                           394,920          394,920
Juniper Networks, Inc. (a)                                     23,300      23,300                           347,636          347,636
QLogic Corp. (a)                                 66,000        14,175      80,175         3,102,660         666,367        3,769,027
                                                                                        --------------------------------------------
                                                                                         10,123,210       2,245,749       12,368,959
                                                                                        --------------------------------------------

COMPUTER & ELECTRONICS RETAIL  1.2%
Best Buy Co., Inc.                              108,000                   108,000         5,132,160                        5,132,160
                                                                                        --------------------------------------------

COMPUTER HARDWARE  0.1%
Seagate Technology (Cayman Islands)                            16,600      16,600                           451,520          451,520
                                                                                        --------------------------------------------

COMPUTER STORAGE & PERIPHERALS  1.5%
ATI Technologies, Inc. (Canada) (a)                            12,200      12,200                           181,170          181,170
Maxtor Corp. (a)                                227,000                   227,000         2,762,590                        2,762,590
Network Appliance, Inc. (a)                                    26,275      26,275                           539,426          539,426
SanDisk Corp. (a)                                               9,200       9,200                           586,408          586,408
Storage Technology Corp. (a)                    112,000                   112,000         2,703,680                        2,703,680
                                                                                        --------------------------------------------
                                                                                          5,466,270       1,307,004        6,773,274
                                                                                        --------------------------------------------

CONSTRUCTION & FARM MACHINERY  0.4%
Paccar, Inc.                                     23,000                    23,000         1,717,870                        1,717,870
                                                                                        --------------------------------------------
CONSUMER ELECTRONICS  1.1%
Harman International Industries, Inc.            40,000         8,350      48,350         3,934,000         821,222        4,755,222
                                                                                        --------------------------------------------
CONSUMER FINANCE  0.8%
Capital One Financial Corp.                      28,000                    28,000         1,597,120                        1,597,120
SLM Corp.                                        48,000                    48,000         1,870,080                        1,870,080
                                                                                       --------------------------------------------
                                                                                          3,467,200              --        3,467,200
                                                                                       ---------------------------------------------

DATA PROCESSING & OUTSOURCING SERVICES  1.7%
Fiserv, Inc. (a)                                 76,000                    76,000         2,753,480                        2,753,480
Global Payments, Inc.                                          14,150      14,150                           509,400          509,400
SunGard Data Systems, Inc. (a)                  140,000        19,125     159,125         3,683,400         503,179        4,186,579
                                                                                       ---------------------------------------------
                                                                                          6,436,880       1,012,579        7,449,459
                                                                                       ---------------------------------------------
DEPARTMENT STORES  0.2%
Dollar Tree Stores, Inc. (a)                                   29,625      29,625                           992,437          992,437
                                                                                       ---------------------------------------------
DIVERSIFIED BANKS  1.3%
BancorpSouth, Inc.                               90,000                    90,000         1,971,000                        1,971,000
Bank of Hawaii Corp.                             63,000                    63,000         2,115,540                        2,115,540
Popular, Inc.                                    38,000                    38,000         1,512,400                        1,512,400
UCBH Holdings, Inc.                                            11,100      11,100                           335,553          335,553
                                                                                      ----------------------------------------------
                                                                                          5,598,940         335,553        5,934,493
                                                                                      ----------------------------------------------


                             VAN KAMPEN GROWTH FUND
                         VAN KAMPEN MID CAP GROWTH FUND
                        PROFORMA PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2003
                                   (UNAUDITED)




                                                                MID CAP                                  MID CAP
                                                GROWTH FUND   GROWTH FUND  PROFORMA   GROWTH FUND      GROWTH FUND        PROFORMA
DESCRIPTION                                       SHARED        SHARES      SHARES    MARKET VALUE     MARKET VALUE     MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED COMMERCIAL SERVICES  4.4%
Alliance Data Systems Corp. (a)                    132,000                 132,000    $  3,484,800                      $  3,484,800
Apollo Group, Inc., Class A (a)                     58,000       5,300      63,300       3,829,740     $   349,959         4,179,699
Career Education Corp. (a)                          39,000       3,900      42,900       1,766,700         176,670         1,943,370
Choicepoint, Inc. (a)                                            9,450       9,450                         316,575           316,575
Corporate Executive Board Co. (a)                               24,900      24,900                       1,169,055         1,169,055
DeVry, Inc. (a)                                                 22,200      22,200                         525,252           525,252
Equifax, Inc.                                       91,000                  91,000       2,026,570                         2,026,570
Fair Issac Corp.                                    54,000                  54,000       3,183,840                         3,183,840
Iron Mountain, Inc. (a)                                         16,550      16,550                         594,145           594,145
ITT Educational Services, Inc. (a)                              14,400      14,400                         690,048           690,048
Viad Corp.                                                      15,500      15,500                         370,140           370,140
Weight Watchers International, Inc. (a)                         20,660      20,660                         859,456           859,456
                                                                                      ----------------------------------------------
                                                                                        14,291,650       5,051,300        19,342,950
                                                                                      ----------------------------------------------

DIVERSIFIED METALS & MINING  0.1%
Phelps Dodge Corp. (a)                                           7,700       7,700                         360,360           360,360
                                                                                      ----------------------------------------------

ELECTRONIC EQUIPMENT MANUFACTURERS  0.1%
Amphenol Corp., Class A (a)                                      7,750       7,750                         403,387           403,387
                                                                                      ----------------------------------------------

ELECTRONIC MANUFACTURING SERVICES  0.8%
Celestica, Inc. (Canada) (a)                        94,600                  94,600       1,500,356                         1,500,356
Flextronics International Ltd. (Singapore) (a)     146,000                 146,000       2,070,280                         2,070,280
                                                                                      ----------------------------------------------
                                                                                         3,570,636              --         3,570,636
                                                                                      ----------------------------------------------

EMPLOYMENT SERVICES  0.1%
Monster Worldwide, Inc. (a)                                     12,200      12,200                         307,196           307,196
                                                                                      ----------------------------------------------

ENVIRONMENTAL SERVICES  0.3%
Stericycle, Inc. (a)                                            29,950      29,950                       1,412,741         1,412,741
                                                                                      ----------------------------------------------

FOOTWEAR  0.4%
Reebok International Ltd.                           56,000                  56,000       1,872,080                         1,872,080
                                                                                      ----------------------------------------------

GENERAL MERCHANDISE STORES  0.9%
Dollar General Corp.                               155,000      43,725     198,725       3,100,000         874,500         3,974,500
                                                                                      ----------------------------------------------

HEALTH CARE DISTRIBUTORS  0.7%
McKesson Corp.                                      93,000                  93,000       3,095,970                         3,095,970
                                                                                      ----------------------------------------------

HEALTH CARE EQUIPMENT  3.9%
Boston Scientific Corp. (a)                         32,000                  32,000       2,041,600                         2,041,600
C.R. Bard, Inc.                                                  5,000       5,000                         355,000           355,000
DENTSPLY International, Inc.                       105,000                 105,000       4,708,200                         4,708,200
St. Jude Medical, Inc. (a)                          41,000      11,400      52,400       2,204,570         612,978         2,817,548
Varian Medical Systems, Inc. (a)                                25,675      25,675                       1,475,799         1,475,799
Zimmer Holdings, Inc. (a)                           99,000       9,400     108,400       5,454,900         517,940         5,972,840
                                                                                      ----------------------------------------------
                                                                                        14,409,270       2,961,717        17,370,987
                                                                                      ----------------------------------------------

HEALTH CARE FACILITIES  1.4%
Health Management Associates, Inc., Class A        134,000                 134,000       2,922,540                         2,922,540
Universal Health Services, Inc., Class B            62,000                  62,000       3,065,900                         3,065,900
                                                                                      ----------------------------------------------
                                                                                         5,988,440              --         5,988,440
                                                                                      ----------------------------------------------

HEALTH CARE SERVICES  2.5%
Caremark Rx, Inc. (a)                              136,000      41,700     177,700       3,073,600         942,420         4,016,020
Express Scripts, Inc. (a)                           34,000                  34,000       2,079,100                         2,079,100
IMS Health, Inc.                                   116,000                 116,000       2,447,600                         2,447,600



                             VAN KAMPEN GROWTH FUND
                         VAN KAMPEN MID CAP GROWTH FUND
                        PROFORMA PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2003
                                   (UNAUDITED)



                                                                MID CAP                                MID CAP
                                                 GROWTH FUND  GROWTH FUND  PROFORMA    GROWTH FUND    GROWTH FUND        PROFORMA
DESCRIPTION                                        SHARED       SHARES     SHARES     MARKET VALUE    MARKET VALUE     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Lincare Holdings, Inc. (a)                                    13,850        13,850                    $   507,602      $    507,602
VistaCare, Inc., Class A (a)                         62,000                 62,000    $  1,940,600                        1,940,600
                                                                                      ---------------------------------------------
                                                                                         9,540,900      1,450,022        10,990,922
                                                                                      ---------------------------------------------
HEALTH CARE SUPPLIES  1.5%
Alcon, Inc. (Switzerland)                            58,000                 58,000       3,256,700                        3,256,700
Fisher Scientific International, Inc. (a)            62,000                 62,000       2,460,780                        2,460,780
IDEXX Laboratories, Inc. (a)                                   8,800         8,800                        373,912           373,912
Mid Atlantic Medical Services, Inc. (a)                        9,200         9,200                        473,156           473,156
Patterson Dental Co. (a)                                       4,300         4,300                        247,594           247,594
                                                                                      ---------------------------------------------
                                                                                         5,717,480      1,094,662         6,812,142
                                                                                      ---------------------------------------------

HOME ENTERTAINMENT SOFTWARE  2.1%
Electronic Arts, Inc. (a)                            86,000   11,900        97,900       7,931,780      1,097,537         9,029,317
                                                                                      ---------------------------------------------

HOME FURNISHINGS  0.5%
Mohawk Industries, Inc. (a)                          25,000    4,700        29,700       1,783,000        335,204         2,118,204
                                                                                      ---------------------------------------------

HOMEBUILDING  0.2%
NVR, Inc. (a)                                                  1,600         1,600                        746,400           746,400
                                                                                      ---------------------------------------------

HOTELS  1.9%
Royal Caribbean Cruises Ltd.                         95,000   49,200       144,200       2,670,450      1,383,012         4,053,462
Starwood Hotels & Resorts Worldwide, Inc., Cla      127,000                127,000       4,419,600                        4,419,600
                                                                                      ---------------------------------------------
                                                                                         7,090,050      1,383,012         8,473,062
                                                                                      ---------------------------------------------

INDUSTRIAL GASES  0.6%
Praxair, Inc.                                        43,000                 43,000       2,663,850                        2,663,850
                                                                                      ---------------------------------------------

INDUSTRIAL MACHINERY  2.9%
Danaher Corp.                                        58,000                 58,000       4,283,880                        4,283,880
Eaton Corp.                                          38,000                 38,000       3,367,560                        3,367,560
Graco, Inc.                                                    9,400         9,400                        352,970           352,970
Ingersoll-Rand Co., Class A (Bermuda)                91,000                 91,000       4,863,040                        4,863,040
                                                                                      ---------------------------------------------
                                                                                        12,514,480        352,970        12,867,450
                                                                                      ---------------------------------------------
INSURANCE BROKERS  0.6%
Willis Group Holdings Ltd. (United Kingdom)          86,000                 86,000       2,644,500                        2,644,500
                                                                                      ---------------------------------------------

INTEGRATED OIL & GAS  0.1%
Suncor Energy Inc. (Canada)                                   15,300        15,300                        283,815           283,815
                                                                                      ---------------------------------------------

INTEGRATED TELECOMMUNICATION SERVICES   0.9%
Amdocs Ltd. (Guernsey) (a)                          141,000                141,000       2,650,800                        2,650,800
IDT Corp., Class B (a)                                        36,200        36,200                        653,772           653,772
NTL, Inc. (a)                                                 13,600        13,600                        640,832           640,832
                                                                                      ---------------------------------------------
                                                                                         2,650,800      1,294,604         3,945,404
                                                                                      ----------------------------------------------

INTERNET SOFTWARE & SERVICES  0.8%
VeriSign, Inc. (a)                                            11,900        11,900                        160,293           160,293
Yahoo!, Inc. (a)                                     94,300                 94,300       3,336,334                        3,336,334
                                                                                      ---------------------------------------------
                                                                                         3,336,334        160,293         3,496,627
                                                                                      ---------------------------------------------

INVESTMENT BANKING & BROKERAGE  0.7%
Ameritrade Holding Corp. (a)                                  57,300        57,300                        644,625           644,625
Bear Stearns Cos., Inc.                              34,000                 34,000       2,543,200                        2,543,200
                                                                                      ---------------------------------------------
                                                                                         2,543,200        644,625         3,187,825
                                                                                      ---------------------------------------------
LEISURE PRODUCTS  0.5%
Hasbro, Inc.                                        115,000                115,000       2,148,200                        2,148,200
                                                                                      ---------------------------------------------
LIFE & HEALTH INSURANCE  0.5%
Torchmark Corp.                                      50,000                 50,000       2,032,000                        2,032,000
                                                                                      ---------------------------------------------

                            VAN KAMPEN GROWTH FUND
                         VAN KAMPEN MID CAP GROWTH FUND
                        PROFORMA PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2003
                                   (UNAUDITED)



                                                                   MID CAP                                  MID CAP
                                                    GROWTH FUND    GROWTH FUND  PROFORMA   GROWTH FUND    GROWTH FUND    PROFORMA
DESCRIPTION                                           SHARED       SHARES       SHARES     MARKET VALUE   MARKET VALUE  MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
MANAGED HEALTH CARE  1.5%
Aetna, Inc.                                            40,000                    40,000    $  2,441,200                 $  2,441,200
Anthem, Inc. (a)                                       30,000                    30,000       2,139,900                    2,139,900
Coventry Health Care, Inc. (a)                                       7,200        7,200                   $   379,728        379,728
WellPoint Health Networks, Inc. (a)                    21,000                    21,000       1,618,680                    1,618,680
                                                                                           -----------------------------------------
                                                                                              6,199,780       379,728      6,579,508
                                                                                           -----------------------------------------
MOVIES & ENTERTAINMENT  0.4%
Fox Entertainment Group, Inc., Class A (a)             60,000                    60,000       1,679,400                    1,679,400
                                                                                           -----------------------------------------
MULTI-UTILITIES & UNREGULATED POWER  0.1%
Questar Corp.                                                       19,400       19,400                       597,714        597,714
                                                                                           -----------------------------------------
OFFICE ELECTRONICS  0.5%
Zebra Technologies Corp., Class A (a)                  41,000                    41,000       2,114,370                    2,114,370
                                                                                           -----------------------------------------
OIL & GAS EQUIPMENT & SERVICES  1.2%
BJ Services Co. (a)                                                 18,600       18,600                       635,562        635,562
Smith International, Inc. (a)                         115,000       19,125      134,125       4,137,700       688,118      4,825,818
                                                                                           -----------------------------------------
                                                                                              4,137,700     1,323,680      5,461,380
                                                                                           -----------------------------------------
OIL & GAS EXPLORATION & PRODUCTION  1.5%
Apache Corp.                                           56,550                    56,550       3,921,177                    3,921,177
Pioneer Natural Resources Co. (a)                                   26,550       26,550                       675,963        675,963
XTO Energy, Inc.                                      105,333                   105,333       2,210,940                    2,210,940
                                                                                           -----------------------------------------
                                                                                              6,132,117       675,963      6,808,080
                                                                                           -----------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES  0.9%
Brascan Corp., Class A (Canada)                                     13,000       13,000                       327,730        327,730
Doral Financial Corp. (Puerto Rico)                    39,000       16,900       55,900       1,833,000       794,300      2,627,300
Federated Investors, Inc., Class B                     40,000                    40,000       1,108,000                    1,108,000
                                                                                           -----------------------------------------
                                                                                              2,941,000     1,122,030      4,063,030
                                                                                           -----------------------------------------
PAPER PACKAGING  0.8%
Sealed Air Corp. (a)                                   60,000       11,350       71,350       2,833,800       536,061      3,369,861
                                                                                           -----------------------------------------
PERSONAL PRODUCTS  0.5%
Avon Products, Inc.                                    31,000                    31,000       2,001,360                    2,001,360
                                                                                           -----------------------------------------

PHARMACEUTICALS  2.3%
Allergan, Inc.                                         45,000        8,300       53,300       3,542,850       653,459      4,196,309
Endo Pharmaceuticals Holdings, Inc. (a)                             15,500       15,500                       316,975        316,975
ICN Pharmaceuticals, Inc. (a)                         104,000                   104,000       1,784,640                    1,784,640
Teva Pharmaceutical Industries, Ltd. - ADR (Israel)    64,000                    64,000       3,657,600                    3,657,600
                                                                                           -----------------------------------------
                                                                                              8,985,090       970,434      9,955,524
                                                                                           -----------------------------------------
PROPERTY & CASUALTY  0.5%
Safeco Corp.                                           40,000                    40,000       1,410,400                    1,410,400
White Mountains Insurance Group Ltd.                                 1,825        1,825                       724,580        724,580
                                                                                           -----------------------------------------
                                                                                              1,410,400       724,580      2,134,980
                                                                                           -----------------------------------------
PUBLISHING  0.5%
Interactive Data Corp. (a)                                          32,000       32,000                       505,600        505,600
Journal Communications, Inc.                          115,000                   115,000       1,903,250                    1,903,250
                                                                                           -----------------------------------------
                                                                                              1,903,250       505,600      2,408,850
                                                                                           -----------------------------------------
REGIONAL BANKS  1.9%
Compass Bancshares, Inc.                               51,000                    51,000       1,763,580                    1,763,580


                            VAN KAMPEN GROWTH FUND
                         VAN KAMPEN MID CAP GROWTH FUND
                        PROFORMA PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2003
                                   (UNAUDITED)




                                                                 MID CAP                                  MID CAP
                                                  GROWTH FUND  GROWTH FUND  PROFORMA     GROWTH FUND    GROWTH FUND       PROFORMA
DESCRIPTION                                        SHARED        SHARES      SHARES      MARKET VALUE   MARKET VALUE    MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
First Tennessee National Corp.                       41,000                  41,000      $  1,740,860                   $  1,740,860
SouthTrust Corp.                                    108,000                 108,000         3,174,120                      3,174,120
Synovus Financial Corp.                              63,000                  63,000         1,574,370                      1,574,370
                                                                                         -------------------------------------------
                                                                                            8,252,930            --        8,252,930
                                                                                         -------------------------------------------
REINSURANCE  0.7%
Everest Re Group Ltd. (Barbados)                     39,000                  39,000         2,931,240                      2,931,240
Markel Corp. (a)                                                    850         850                     $   226,950          226,950
                                                                                         -------------------------------------------
                                                                                            2,931,240       226,950        3,158,190
                                                                                         -------------------------------------------
RESTAURANTS  2.4%
Brinker International, Inc. (a)                     101,000                 101,000         3,369,360                      3,369,360
Krispy Kreme Doughnuts, Inc. (a)                                  5,775       5,775                         222,338          222,338
P.F. Chang's China Bistro, Inc. (a)                               7,800       7,800                         353,730          353,730
Sonic Corp. (a)                                                  16,600      16,600                         419,648          419,648
Starbucks Corp. (a)                                 205,000      15,300     220,300         5,904,000       440,640        6,344,640
                                                                                         -------------------------------------------
                                                                                            9,273,360     1,436,356       10,709,716
                                                                                         -------------------------------------------
SEMICONDUCTOR EQUIPMENT  3.0%
Amkor Technology, Inc. (a)                                       16,300      16,300                         231,623          231,623
Applied Materials, Inc. (a)                         153,000                 153,000         2,775,420                      2,775,420
ASML Holding N.V. - ADR (Netherlands) (a)           237,000      13,000     250,000         3,111,810       170,690        3,282,500
Integrated Circuit Systems, Inc. (a)                126,000      14,150     140,150         3,785,040       425,066        4,210,106
KLA-Tencor Corp. (a)                                              6,625       6,625                         340,525          340,525
Lam Research Corp. (a)                               80,000       9,000      89,000         1,772,000       199,350        1,971,350
Novellus Systems, Inc. (a)                                       15,000      15,000                         506,250          506,250
                                                                                         -------------------------------------------
                                                                                           11,444,270     1,873,504       13,317,774
                                                                                         -------------------------------------------
SEMICONDUCTORS  4.2%
Agere Systems, Inc., Class A (a)                                 97,500      97,500                         299,325          299,325
Altera Corp. (a)                                    139,000                 139,000         2,627,100                      2,627,100
Analog Devices, Inc.                                 48,000                  48,000         1,824,960                      1,824,960
Broadcom Corp., Class A (a)                         104,000      16,300     120,300         2,768,480       433,906        3,202,386
Cypress Semiconductor Corp. (a)                     209,000                 209,000         3,695,120                      3,695,120
Fairchild Semiconductor Corp., Class A (a)                       21,100      21,100                         349,838          349,838
International Rectifier Corp. (a)                    77,000                  77,000         2,882,880                      2,882,880
Intersil Corp., Class A                                          23,525      23,525                         559,895          559,895
Linear Technology Corp.                                           6,600       6,600                         236,346          236,346
Marvell Technology Group Ltd. (Bermuda) (a)                      18,800      18,800                         709,700          709,700
Microchip Technology, Inc.                           70,000      12,700      82,700         1,675,800       304,038        1,979,838
Omnivision Technologies, Inc. (a)                                 4,200       4,200                         177,408          177,408
                                                                                         -------------------------------------------
                                                                                           15,474,340     3,070,456       18,544,796
                                                                                         -------------------------------------------
SOFT DRINKS  0.1%
Cott Corp. (Canada) (a)                                          15,500      15,500                         362,855          362,855
                                                                                         -------------------------------------------
SPECIALIZED FINANCE  0.7%
eSPEED, Inc., Class A (a)                                        10,800      10,800                         244,188          244,188
Moody's Corp                                         38,000      14,975      52,975         2,088,860       823,176        2,912,036
                                                                                         -------------------------------------------
                                                                                            2,088,860     1,067,364        3,156,224
                                                                                         -------------------------------------------
SPECIALTY CHEMICALS  0.1%
Ecolab, Inc.                                                     13,850      13,850                         349,713          349,713
                                                                                         -------------------------------------------
SPECIALTY STORES  3.2%
AutoZone, Inc. (a)                                                4,700       4,700                         420,791          420,791
Bed Bath & Beyond, Inc. (a)                          85,000                  85,000         3,245,300                      3,245,300
Carmax, Inc. (a)                                                 15,400      15,400                         502,964          502,964
PETsMART, Inc.                                       40,000      16,600      56,600           908,000       376,820        1,284,820
Staples, Inc. (a)                                   167,000                 167,000         3,966,250                      3,966,250
Tiffany & Co.                                                    18,600      18,600                         694,338          694,338
Tractor Supply Co. (a)                              118,000                 118,000         3,871,580                      3,871,580
                                                                                         -------------------------------------------
                                                                                           11,991,130     1,994,913       13,986,043
                                                                                         -------------------------------------------


                             VAN KAMPEN GROWTH FUND
                         VAN KAMPEN MID CAP GROWTH FUND
                        PROFORMA PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2003
                                   (UNAUDITED)



                                                                 MID CAP                                 MID CAP
                                                  GROWTH FUND  GROWTH FUND  PROFORMA    GROWTH FUND    GROWTH FUND       PROFORMA
DESCRIPTION                                         SHARED       SHARES      SHARES     MARKET VALUE   MARKET VALUE    MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
SYSTEMS SOFTWARE  3.9%
Adobe Systems, Inc.                               97,000        14,700        111,700  $  3,808,220    $   577,122      $  4,385,342
Networks Associates, Inc. (a)                                   38,500         38,500                      529,760           529,760
Symantec Corp. (a)                               108,000        17,450        125,450     6,806,160      1,099,699         7,905,859
VERITAS Software Corp. (a)                       135,000        10,875        145,875     4,239,000        341,475         4,580,475
                                                                                       ---------------------------------------------
                                                                                         14,853,380      2,548,056        17,401,436
                                                                                       ---------------------------------------------

TECHNOLOGY DISTRIBUTORS  0.5%
CDW Corp.                                         32,000         6,520         38,520     1,847,680        376,465         2,224,145
                                                                                       ---------------------------------------------

THRIFTS & MORTGAGE FINANCE  1.2%
New York Community Bancorp, Inc.                  88,000                       88,000     2,772,880                        2,772,880
Radian Group, Inc.                                              14,400         14,400                      639,360           639,360
Sovereign Bancorp, Inc.                                         20,200         20,200                      374,710           374,710
Washington Mutual, Inc.                           35,000                       35,000     1,377,950                        1,377,950
                                                                                       ---------------------------------------------
                                                                                          4,150,830      1,014,070         5,164,900
                                                                                       ---------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES  1.4%
American Tower Corp., Class A (a)                               64,000         64,000                      649,600           649,600
Crown Castle International Corp. (a)                            66,800         66,800                      628,588           628,588
Nextel Communications, Inc., Class A (a)         149,000                      149,000     2,933,810                        2,933,810
Sprint Corp. (a)                                 322,000                      322,000     1,845,060                        1,845,060
                                                                                       ---------------------------------------------
                                                                                          4,778,870      1,278,188         6,057,058
                                                                                       ---------------------------------------------


TOTAL LONG-TERM INVESTMENTS  94.9%
   (Cost $294,133,426, $59,273,719 and $353,407,145)                                    350,056,637     67,598,746       417,655,383

REPURCHASE AGREEMENT  2.9%
UBS Securities ($10,610,000 par collateralized by
U.S. Government obligations in a pooled cash
account, dated 09/30/03, to be sold on 10/01/03 at
$10,610,277)                                                                             10,610,000                       10,610,000

State Street Bank & Trust Co. ($2,402,000 par
collateralized by U.S. Government obligations in a
pooled cash account, dated 10/31/03, to be sold on
11/03/03 at $2,402,043)                                                                                  2,402,000         2,402,000
                                                                                       ---------------------------------------------
TOTAL SHORT-TERM INVESTMENTS  2.9%
   (Cost $10,610,000, $2,402,000 and $13,012,000)                                        10,610,000      2,402,000        13,012,000
                                                                                       ---------------------------------------------

TOTAL INVESTMENTS  97.8%
   (Cost $304,743,426, $61,675,719 and $366,419,145)                                    360,666,637     70,000,746       430,667,383

OTHER ASSETS IN EXCESS OF LIABILITIES  2.2%                                               9,044,834        575,735         9,620,569
                                                                                       ---------------------------------------------

NET ASSETS  100.0%                                                                     $369,711,471    $70,576,481      $440,287,952
                                                                                       =============================================

(a) Non-income producing security as this stock currently does not declare dividends.
ADR - American Depositary Receipt

             VAN KAMPEN GROWTH FUND - VAN KAMPEN MID CAP GROWTH FUND
             PRO FORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 2003
                                   (Unaudited)
                              Amounts in Thousands




                                                                              Growth         Mid Cap
                                                                               Fund        Growth Fund     Adjustments   Pro Forma
                                                                           -------------  -------------   ------------  ----------
Total Investments (Cost of $304,743,426, $61,675,719 and $366,419,145,
respectively)                                                                $ 360,667       $  70,001                   $  430,668
Other Assets Less Liabilities ...........................................        9,044             575           (313)        9,306
                                                                             ---------       ---------       ---------   ----------
NET ASSETS ..............................................................    $ 369,711       $  70,576       $   (313)    $ 439,974
                                                                             =========       =========       ==========   =========

NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share) ...................................    $ 430,141       $ 138,526                    $ 568,667
Net Unrealized Appreciation/Depreciation ................................       55,923           8,325                       64,248
Accumulated Undistributed Net Investment Loss ...........................       (2,218)           (332)          (313)       (2,863)
Accumulated Net Realized Loss ...........................................     (114,135)        (75,943)                    (190,078)
                                                                             ---------       ---------       ---------    ---------
NET ASSETS ..............................................................    $ 369,711       $  70,576       $   (313)    $ 439,974
                                                                             =========       =========       =========    =========


NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
     CLASS A
          Net Assets ....................................................    $ 247,885       $  29,545            (131)   $ 277,299
          Shares Outstanding ............................................       15,118           4,234          (2,440)      16,912
                                                                             ---------       ---------                    ---------
          Net Asset Value and Redemption Price Per Share ................        16.40            6.98                        16.40
          Maximum Sales Charge (5.75%* of offering price) ...............         1.00            0.43                         1.00
                                                                             ---------       ---------                    ---------
          Maximun Offering Price to Public ..............................    $   17.40       $    7.41                    $   17.40
                                                                             =========       =========                    =========

     CLASS B
          Net Assets ....................................................    $  96,345       $  32,127            (143)   $ 128,329
          Shares Outstanding ............................................        6,291           4,735          (2,646)       8,380
                                                                             ---------       ---------                    ---------

          Net Asset Value and Offering Price Per Share ..................    $   15.31       $    6.79                    $   15.31
                                                                             =========       =========                    =========

     CLASS C
          Net Assets ....................................................    $  25,481       $   8,904             (39)   $  34,346
          Shares Outstanding ............................................        1,664           1,311            (733)       2,242
                                                                             ---------       ---------                    ---------

          Net Asset Value and Offering Price Per Share ..................    $   15.32       $    6.79                    $   15.32
                                                                             =========       =========                    =========


* ON SALES OF $50,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.

(1) A non-recurring cost associated with this transaction of approximately $313,000 will be incurred. All of this cost will be borne by Van Kampen Mid Cap Growth Fund.

(2) The pro forma statements presume the issuance by Van Kampen Growth Fund of approximately 1,794,000 Class A Shares, 2,089,000 Class B Shares, and 578,000 Class C Shares in exchange for the assets and liabilities of the Van Kampen Mid Cap Growth Fund.

             VAN KAMPEN GROWTH FUND - VAN KAMPEN MID CAP GROWTH FUND
                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                 For the Twelve Months Ended September 30, 2003
                                   (Unaudited)
                              Amounts in Thousands



                                                                                      Mid
                                                                     Growth        Cap Growth
                                                                      Fund            Fund     Adjustments   Pro Forma
                                                                    --------       ----------  -----------   ---------
INVESTMENT INCOME:
    Dividends ...................................................   $  1,546       $    128                  $  1,674
    Interest ....................................................        170             13                       183
    Other .......................................................         --              6                         6
                                                                    --------       --------    -----------   --------
           Total Income .........................................      1,716            147                     1,863
                                                                    --------       --------    -----------   --------

EXPENSES:
    Investment Advisory Fee .....................................      2,301            423                     2,724
    Distribution (12b-1) and Service Fees .......................      1,594            384                     1,978
    Administrative Fee ..........................................         --             54    $       (54)         0
    All Other Expenses (1) ......................................      1,709            476           (134)     2,051
                                                                    --------       --------    -----------   --------
      Total Expense .............................................      5,604          1,337           (188)     6,753
      Investment Advisory Fee Reduction .........................         --            110                        --
      Less Credits Earned on Cash Balances ......................          2              1                         3
                                                                    --------       --------    -----------   --------
      Net Expenses ..............................................      5,602          1,226           (188)     6,750
                                                                    --------       --------    -----------   --------
NET INVESTMENT INCOME ...........................................   $ (3,886)      $ (1,079)   $       188  $  (4,887)
                                                                    ========       ========    ===========  =========
REALIZED AND UNREALIZED GAIN/LOSS:
    Net Realized Loss ...........................................   $(21,793)      $  2,394                 $ (19,399)
    Net Unrealized Appreciation/Depreciation During the Period...     75,659         13,293                    88,952
                                                                    --------       --------    -----------   --------
NET REALIZED AND UNREALIZED LOSS ................................   $ 53,866       $ 15,687                 $  69,553
                                                                    ========       ========    ===========  =========
NET DECREASE IN NET ASSETS FROM OPERATIONS ......................   $ 49,980       $ 14,608    $       188  $  64,666
                                                                    ========       ========    ===========  =========


(1) Reflects the reduction in other operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

                                    PART C:

                               OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

     Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust. Article 8, Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Fund,
(ii) having acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or
(iii) for a criminal proceeding had reasonable cause to believe the conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchase insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds Inc. (the "Distributor") and each of its trustees and officers and each person if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim damages or expense (including the reasonable cost of investing or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case is the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

     Pursuant to the agreement by which Van Kampen Investor Services Inc. ("Investor Services") is appointed transfer agent of the Fund, the Registrant agrees to indemnify and hold Investor Services harmless against any losses, damages, costs, charges, payments, liabilities and expenses (including reasonable counsel fees) arising out of or attributable to:

          (1) the performance of Investor Services under the agreement provided that Investor Services acted in good faith with due diligence and without negligence or willful misconduct.

          (2) reliance by Investor Services on, or reasonable use by, Investor Services of information, records and documents which have been prepared on behalf of, or have been furnished by, the Fund, or the carrying out by Investor Services of any instructions or requests of the Fund.

          (3) the offer or sale of the Fund's shares in violation of any federal or state law or regulation or ruling by any federal agency unless such violation results from any failure by Investor Services to comply with written instructions from the Fund that such offers or sales were not permitted under such law, rule or regulation.

          (4) the refusal of the Fund to comply with terms of the agreement, or the Fund's lack of good faith, negligence or willful misconduct or breach of any representation or warranty made by the Fund under the agreement provided that if the reason for such failure is attributable to any action of the Fund's investment adviser or distributor or any person providing accounting or legal services to the Fund, Investor Services only will be entitled to indemnification if such entity is otherwise entitled to the indemnification from the Fund.

ITEM 16.  EXHIBITS

(1)  (a)     Agreement and Declaration of Trust(1)
     (b)     Certificate of Amendment(3)
     (c)     Amended and Restated Certificate of Designation(2)
     (d)     Second Amended and Restated Certificate of Designation(3)
(2)  (a)     Bylaws(1)
     (b)     Amended and Restated Bylaws+
(3)          Not Applicable
(4)          Form of Agreement and Plan of Reorganization (included as
             Appendix A to the Reorganization SAI)+
(5)  (a)     Specimen Class A Shares Certificate(1)
     (b)     Specimen Class B Shares Certificate(1)
     (c)     Specimen Class C Shares Certificate(1)
(6)          Investment Advisory Agreement(2)
(7)  (a)     Distribution and Service Agreement(2)
     (b)     Form of Dealer Agreement(5)

     (c)     Form of Broker Fully Disclosed Selling Agreement(5)
     (d)     Form of Bank Fully Disclosed Selling Agreement(5)
(8)  (a)     Form of Trustee Deferred Compensation Plan(4)
     (b)     Form of the Trustee Retirement Plan(4)
(9)  (a)(i)  Custodian Contract(5)
       (ii)  Amendment to Custodian Contract(6)
     (b)     Transfer Agency and Service Agreement(2)
(10) (a)     Plan of Distribution Pursuant to 12b-1(1)
     (b)     Form of Shareholder Assistance Agreement(5)
     (c)     Form of Administrative Service Agreement(5)
     (d)     Form of Shareholder Servicing Agreement(6)
     (e)     Amended and Restated Service Plan(7)
     (f)     Amended and Restated Multi-Class Plan(7)
(11) (a)     Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom
             (Illinois)++
(12)         Tax Opinion of Skadden, Arps, Slate, Meagher & Flom
             (Illinois) relating to the Reorganization++
(13) (a)(i)  Fund Accounting Agreement(5)
       (ii)  Amendments to Fund Accounting Agreement(7)
     (b)     Amended and Restated Legal Services Agreement(7)
(14) (a)     Consent of Deloitte & Touche LLP+
     (b)     Consent of Ernst & Young LLP+
(15)         Not Applicable
(16)         Power of Attorney+
(17) (a)     Form of Proxy Card for Target Fund+
     (b)     Prospectus of Target Fund+

---------------

(1) Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed October 28, 1996.

(2) Incorporated herein by reference to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, Filed October 28, 1997.

(3) Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, Filed September 30, 1998.

(4) Incorporated herein by reference to Post-Effective Amendment No. 81 to Van Kampen Harbor Fund's Registration Statement on Form N-1A, File Nos. 2-12685 and 811-734, filed April 29, 1999.

(5) Incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed June 16, 1999.

(6) Incorporated herein by reference to Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A, File No. 33-8122 filed July 19, 2002.

(7) Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A, File No. 33-8122 filed July 24, 2003.

 +  Filed herewith.

++  To be filed by further amendment.

ITEM 17.  UNDERTAKINGS.

     (1) The undersigned registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the re-offering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned registrant agrees that, if the Reorganization discussed in the registration statement closes, the Registrant shall file with the Securities and Exchange Commission by post-effective amendment an opinion of counsel supporting the tax matters discussed in the registration statement.

                                   SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of New York and State of New York, on the 19th day of December, 2003.

                                          VAN KAMPEN EQUITY TRUST
                                          By:    /s/ A. THOMAS SMITH III
                                            ------------------------------------
                                                    A. Thomas Smith III
                                                Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on December 19, 2003.

                        SIGNATURE                                                TITLE
                        ---------                                                -----

Principal Executive Officer:

                  /s/ RONALD E. ROBISON*                              Executive Vice President and
 -------------------------------------------------------              Principal Executive Officer
                    Ronald E. Robison

Principal Financial Officer:

                  /s/ JOHN L. SULLIVAN*                              Vice President, Treasurer and
 -------------------------------------------------------                Chief Financial Officer
                     John L. Sullivan

Trustees:

                    /s/ DAVID C. ARCH*                                          Trustee
 -------------------------------------------------------
                      David C. Arch


                  /s/ J. MILES BRANAGAN*                                        Trustee
 -------------------------------------------------------
                    J. Miles Branagan


                   /s/ JERRY D. CHOATE*                                         Trustee
 -------------------------------------------------------
                     Jerry D. Choate


                    /s/ ROD DAMMEYER*                                           Trustee
 -------------------------------------------------------
                       Rod Dammeyer


                 /s/ LINDA HUTTON HEAGY*                                        Trustee
 -------------------------------------------------------
                    Linda Hutton Heagy


                  /s/ R. CRAIG KENNEDY*                                         Trustee
 -------------------------------------------------------
                     R. Craig Kennedy


                    /s/ HOWARD J KERR*                                          Trustee
 -------------------------------------------------------
                      Howard J Kerr


                  /s/ MITCHELL M. MERIN*                                 Trustee and President
 -------------------------------------------------------
                    Mitchell M. Merin


                   /s/ JACK E. NELSON*                                          Trustee
 -------------------------------------------------------
                      Jack E. Nelson

                        SIGNATURE                                                TITLE
                        ---------                                                -----


               /s/ RICHARD F. POWERS, III*                                      Trustee
 -------------------------------------------------------
                  Richard F. Powers, III


                /s/ HUGO F. SONNENSCHEIN*                                       Trustee
 -------------------------------------------------------
                   Hugo F. Sonnenschein


                   /s/ WAYNE W. WHALEN*                                   Trustee and Chairman
 -------------------------------------------------------
                     Wayne W. Whalen


                 /s/ SUZANNE W. WOOLSEY*                                        Trustee
 -------------------------------------------------------
                    Suzanne W. Woolsey


                     ---------------
* Signed by A. Thomas Smith III pursuant to a Power of Attorney, filed herewith.


                 /s/ A. THOMAS SMITH III
 -------------------------------------------------------
                   A. Thomas Smith III                                     December 19, 2003
                     Attorney-in-Fact

                       SCHEDULE OF EXHIBITS TO FORM N-14
                            VAN KAMPEN EQUITY TRUST

EXHIBIT
-------
  2 (a)  Amended and Restated Bylaws
 11 (a)  Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom
         (Illinois)
 14 (a)  Consent of Deloitte & Touche LLP
    (b)  Consent of Ernst & Young LLP
 16      Power of Attorney
 17 (a)  Form of Proxy Card for Target Fund
    (b)  Prospectus of Target Fund